                            - International Equity
                              Fund

                                   Prospectus

                                Fiduciary Shares

                                 March 28, 1997

84827-A(3/97)                 [LOGO] HIGHMARK(SM)
                                     FUNDS

                                 HIGHMARK FUNDS

                           INTERNATIONAL EQUITY FUND

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark's International Equity Fund.

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the International Equity Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the International Equity Fund. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the HighMark International Equity Fund (the "International Equity Fund" or the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. (See "INVESTMENT OBJECTIVE")

WHAT ARE THE FUND'S PERMITTED INVESTMENTS? The Fund primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks of non-U.S. issuers. The Fund may also invest consistent with its investment objective and policies in certain other instruments. (See "INVESTMENT POLICIES")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE INTERNATIONAL EQUITY FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. The Fund may purchase common stocks and other equity securities that are volatile and which may fluctuate in value more than other types of investments. In addition, the Fund will invest in securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. (See "Risk Factors")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of the Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

WHO IS THE SUB-ADVISOR? Tokyo-Mitsubishi Asset Management (U.K.), Ltd. serves as the Sub-Advisor to the Fund. (See "The Sub-Advisor")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the Custodian receives Federal funds before the close of business on the next Business Day. Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is received and accepted by HighMark. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is periodically declared and paid as a dividend to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Summary.................................................................................     2
International Equity Fund Fee Table.....................................................     4
Fund Description........................................................................     5
Investment Objective....................................................................     5
Investment Policies.....................................................................     5
General.................................................................................     6
  Money Market Instruments..............................................................     6
  Illiquid and Restricted Securities....................................................     7
  Lending of Portfolio Securities.......................................................     7
  Other Investments.....................................................................     7
  Risk Factors..........................................................................     8
Investment Limitations..................................................................     9
  Portfolio Turnover....................................................................    10
Purchase and Redemption of Shares.......................................................    10
Exchange Privileges.....................................................................    12
Dividends...............................................................................    13
Federal Taxation........................................................................    13
Service Arrangements....................................................................    15
  The Advisor...........................................................................    15
  The Sub-Advisor.......................................................................    16
  Administrator.........................................................................    16
  The Transfer Agent....................................................................    17
  Shareholder Service Plan..............................................................    17
  Distributor...........................................................................    17
  Banking Laws..........................................................................    17
  Custodian.............................................................................    18
General Information.....................................................................    18
  Description of HighMark & Its Shares..................................................    18
  Performance Information...............................................................    19
  Miscellaneous.........................................................................    19
Description of Permitted Investments....................................................    20

                      INTERNATIONAL EQUITY FUND FEE TABLE

                                                                                                        INTERNATIONAL
                                                                                                         EQUITY FUND
                                                                                                          FIDUCIARY
                                                                                                           SHARES
                                                                                                        -------------
SHAREHOLDER TRANSACTION EXPENSES(a)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price).........................         0%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)..............         0%
  Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as
    applicable).......................................................................................         0%
  Redemption Fees (as a percentage of amount redeemed, if applicable)(b)..............................         0%
  Exchange Fee(a).....................................................................................      $   0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees.....................................................................................      0.95%
  12b-1 Fees..........................................................................................      0.00%
  Other Expenses (after voluntary reduction)(c).......................................................      0.31%
  Total Fund Operating Expenses(d)....................................................................      1.26%
                                                                                                            =====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                         3        5        10
                                                              1 YEAR   YEARS    YEARS     YEARS
                                                              ------   ------   ------   -------
International Equity Fund Fiduciary Shares..................   $ 13     $ 40     $ 69     $ 152

  The purpose of the table above is to assist an investor in the International Equity Fund in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of the Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the International Equity Fund on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS-- below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See PURCHASE AND REDEMPTION OF SHARES below.)

(c) OTHER EXPENSES are based on the Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be 0.58% for the Fiduciary Shares of the International Equity Fund.

(d) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be 1.53% for the Fiduciary Shares of the International Equity Fund.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVE               The International Equity Fund seeks to provide long-term
                      capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.

                        The investment objective and certain of the investment
                      limitations of the International Equity Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT
POLICIES                Under normal market conditions, at least 65% of the
                      Fund's assets will be invested in the following equity securities of non-U.S. issuers: common stocks, securities convertible into common stocks, preferred stocks, warrants and rights to purchase common stock. Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities of issuers organized under the laws of at least five countries other than the United States that are included in the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index").(1) Countries may be over- or under-weighted in comparison to the EAFE Index based upon the Advisor's and Sub-Advisors's view of forecasted rates of returns. Regional and individual country weightings, therefore, may vary from the EAFE Index benchmark. The Advisor and Sub-Advisor will select individual securities for the Fund on the basis of their growth opportunities or undervaluation in relation to other securities. The Fund expects its investments to emphasize companies with market capitalizations in excess of $100,000,000.

---------------

    (1)"MSCI-EAFE Index" is a registered service mark of Morgan Stanley Capital International which does not sponsor and is in no way affiliated with the International Equity Fund.

                        The Fund will typically invest in equity securities
                      listed on recognized foreign exchanges, but may also invest up to 15% of its total assets in securities traded in over-the-counter markets. Equity securities of non-U.S. issuers may also be purchased in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") and sponsored or unsponsored European Depositary Receipts ("EDRs").

                        The Fund may enter into forward foreign currency
                      contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency at a specified date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought and sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies. The Fund may also invest in options on currencies.

                        The premium paid on options on securities positions will
                      not exceed 10% of the Fund's net assets at the time such options are entered into by the Fund. The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund's total assets.

                        The Fund's remaining assets may be invested in
                      investment grade bonds and debentures issued by non-U.S. or U.S. companies, obligations of supranational entities, securities issued or guaranteed by foreign and U.S. governments, and foreign and U.S. commercial paper. Certain of these instruments may have floating or variable interest rate provisions. In addition, the Fund may invest in securities of issuers whose principal activities are in countries with emerging markets. The Fund defines an emerging market country as any country whose economy and market the World Bank or the United Nations considers to be emerging or developing. The Fund may also purchase shares of closed-end investment companies that invest in the securities of issuers in a single country or region and shares of open-end management investment companies.

GENERAL               Money Market Instruments

                        Under normal market conditions, the International Equity
                      Fund may invest up to 35% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, the Fund may invest more than 35% of its total assets in money market instruments. The Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        The International Equity Fund shall limit investment in
                      illiquid securities to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and
                      Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, the Fund may
                      lend its portfolio securities to broker-dealers, banks or other institutions. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Fund may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The International Equity Fund may enter into forward
                      commitments or purchase securities on a "when-issued" basis. The International Equity Fund expects that commitments by it to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fund does not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The International Equity Fund may invest up to 5% of its
                      total assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include shares of a money market fund of HighMark, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor. Because other investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        The Fund may invest in futures and options on futures
                      for the purpose of achieving the Fund's objectives. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security or securities represented by an index, are permitted investments of the Fund. Such futures contracts may include index contracts and contracts for foreign currencies. The Fund may enter into futures contracts and options on futures only to the extent that its obligations under such contracts or transactions, together with options on securities or indices represent not more than 25% of the Fund's assets.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        Since the Fund invests in equity securities, the Fund's
                      Shares will fluctuate in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

                        There may be certain risks connected with investing in
                      foreign securities, including risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, including less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable U.S. securities. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to Shareholders by the Fund.

                        Forward foreign currency contracts do not eliminate
                      fluctuations in the underlying prices of securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency at the same time, they tend to limit any potential gain which might result, should the value of such currency increase.

                        The Fund's investments in emerging markets can be
                      considered speculative, and therefore, may offer higher potential for gains and losses than developed markets of the world. With respect to any emerging country, there is the greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

                        Securities rated BBB by Standard & Poor's Corporation
                      ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are deemed by these ratings services to have some speculative characteristics and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


INVESTMENT              The International Equity Fund may not:
LIMITATIONS
                        1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, and repurchase agreements involving such securities if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations). For purposes of this investment limitation, each foreign governmental issuer is deemed a separate issuer.

                        2) Purchase any securities that would cause more than
                      25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry);

                        3) Make loans, except that the Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        The Fund's portfolio turnover rate will not be a factor
                      preventing a sale or purchase when the Advisor believes investment considerations warrant. The Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fund and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the Fund. See FEDERAL TAXATION.

PURCHASE AND
REDEMPTION
OF SHARES               Fiduciary Shares may be purchased at net asset value.
                      Only the following investors qualify to purchase the International Equity Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

                        Purchases and redemptions of Shares of the International
                      Equity Fund may be made on days on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 and the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. The Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans. However, the minimum investment may be waived in the Distributor's discretion. Shareholders may place orders by telephone.

                        Purchase orders will be effective if the Distributor
                      receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        Shares of the International Equity Fund are offered only
                      to residents of states in which the shares are eligible for purchase.

                        Shareholders who desire to redeem shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Fund reserves the right to make payment for redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including participating organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in the
                      International Equity Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               Substantially all of the net investment income
                      (exclusive of capital gains) of the Fund is periodically declared and paid as a dividend to Shareholders of record. Currently, capital gains of the Fund, if any, will be distributed at least annually.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                The International Equity Fund intends to qualify for
                      treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that the Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. The 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in the Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the International Equity
                      Fund, the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in the Fund.

                        Fund investments in foreign securities may be subject to
                      withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. If at the end of the Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes paid by it as paid by its Shareholders. In this case, Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

                        Fund transactions in foreign currencies and hedging
                      activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

                        Investment in an entity that qualifies as a "passive
                      foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" received with respect to the investment, and on the proceeds from disposition of the investment.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A., serves as the International Equity Fund's investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as the Fund's investment advisor, Union Bank of California receives a fee from the International Equity Fund, computed daily and paid monthly, at the annual rate of ninety-five one-hundredths of one percent (.95%) of the Fund's average daily net assets. This fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

                        On April 1, 1996, the Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group which, as of June 30 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                      The Sub-Advisor

                        The Advisor and Tokyo-Mitsubishi Asset Management
                      (U.K.), Ltd. (the "Sub-Advisor"), have entered into an investment subadvisory agreement relating to the Fund (the "Investment Sub-Advisory Agreement"). Under the Investment Sub-Advisory Agreement, the Sub-Advisor makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, the Advisor and the Trustees of HighMark. HighMark's Shares are not sponsored, endorsed or guaranteed by and do not constitute obligations or deposits of the Sub-Advisor and are not guaranteed by the FDIC or any other governmental agency.

                        Tokyo-Mitsubishi Asset Management (U.K.), Ltd., 12-15
                      Finsbury Circus, London EC2 M7BT operates as a subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. Established in 1989, the Sub-Advisor provides active global investment services for segregated funds and specialist fund management.

                        Prior to February 1995 the Sub-Advisor had not
                      previously served as the investment advisor to mutual funds. As of April 1, 1996 Tokyo-Mitsubishi Asset Management (U.K.), Ltd., managed assets of $2.2 billion in individual portfolios and collective funds.

                        The Sub-Advisor is entitled to a fee, which is
                      calculated daily and paid monthly out of the Advisor's fee, at an annual rate of .30% of the average daily net assets of the Fund.

                        Andrew Richmond has served as portfolio manager of the
                      Fund since its inception. Mr. Richmond has been with the SubAdvisor and its predecessor, Bank of Tokyo Asset Management (U.K.), Ltd., since 1990, and has served as senior equity investment manager since June, 1992.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Fund. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, the Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.00% of average daily net assets.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Fund contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of the Fund without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Fund. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the International Equity Fund. The custodian holds cash, securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Fund's shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund and the California Intermediate Tax-Free Bond Fund had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares, interested persons may contact the Distributor at 1-800-433-6884.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of the International Equity Fund.

                        The aggregate total return and average annual total
                      return of the Fund may be quoted for the life of the Fund and for ten-year, five-year, three-year, and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing the Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in the Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of the Fund is determined by annualizing the
                      net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of the Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for the Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information. Inquiries may be directed in writing to SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark International Equity Fund.

                        AMERICAN DEPOSITARY RECEIPTS (ADRs) and EUROPEAN
                      DEPOSITARY RECEIPTS ("EDRs")--Receipts, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs'), are receipts, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage assetbacked securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCK--
                      Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may conduct
                      its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchanges rates will be incorporated into the Fund's long-term investment strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of the Fund will be served.

                        When the Advisor and Sub-Advisor believe that the
                      currency of a particular country may suffer a significant decline against another currency, the Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

                        At the maturity of a forward contract, the Fund may
                      either sell a fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligations to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        OBLIGATIONS OF SUPRANATIONAL ENTITIES--Obligations of
                      supranational entities are established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

                        OPTIONS--Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction"--the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        OPTIONS ON CURRENCIES--The Fund may purchase options and
                      write covered call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Fund will be "covered" which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its Custodian consisting of cash, U.S. government securities or other liquid high grade debt securities in an amount of equal to the amount the Fund would be required to pay upon exercise of the put.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, HighMark's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)--SPDRs are
                      interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities.

                      Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                       HighMark INTERNATIONAL EQUITY FUND
                            INVESTMENT PORTFOLIO OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                             call 1-(800) 433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

SUB-ADVISOR
Tokyo-Mitsubishi Asset Management (U.K.), Ltd.
12-15 Finsbury Circus
London EC2 M7BT

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                                MONEY MARKET FUNDS

                                - Diversified Money
                                  Market Fund

                                - U.S. Government Money
                                  Market Fund

                                - 100% U.S. Treasury
                                  Money Market Fund

                                - California Tax-Free
                                  Money Market Fund

                                   Prospectus

                                Fiduciary Shares

                                 March 28, 1997

84822-A(3/97)                 [LOGO] HIGHMARK(SM)
                                     FUNDS

                                 HIGHMARK FUNDS

                               MONEY MARKET FUNDS

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to
HighMark's:
                           - Diversified Money Market Fund
                           - U.S. Government Money Market Fund
                           - 100% U.S. Treasury Money Market Fund
                           - California Tax-Free Money Market Fund

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Money Market Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

    AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A
                   STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the Diversified Money Market, U.S. Government Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds (each a "Fund" and sometimes referred to in this prospectus as the "Funds.") This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? The Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund seek current income with liquidity and stability of principal. The California Tax-Free Money Market Fund seeks as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal. (See "INVESTMENT OBJECTIVES")

WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? THE DIVERSIFIED MONEY MARKET FUND invests in obligations with maturities deemed under SEC rules to be 397 days or less ("short-term investments") issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in high-quality short-term obligations issued by banks and corporations, and in other high-quality rated and unrated short-term instruments; some of the obligations and short-term instruments in which the Fund invests may be subject to repurchase agreements. THE U.S. GOVERNMENT MONEY MARKET FUND invests in short-term obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; some of the obligations in which the Fund invests may be subject to repurchase agreements. THE 100% U.S. TREASURY MONEY MARKET FUND invests exclusively in direct U.S. Treasury short-term obligations. THE CALIFORNIA TAX-FREE MONEY MARKET FUND invests primarily in bonds and notes issued by or on behalf of the State of California and other states, territories, possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is excluded from gross income for federal income and California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. (See "INVESTMENT POLICIES")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? Each Fund seeks to maintain a net asset value of $1.00 per share. There can be no assurance that a Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis. The California Tax-Free Money Market Fund concentrates its investments in California municipal securities, and an investment in the Fund therefore may be riskier than an investment in other types of money market funds. (See "Risk Factors")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the yield or value of the security or yield or value of Shares of that Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. In order to be effective on the Business Day received, orders to purchase and redeem must be placed prior to 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, prior to 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and prior to 10:00 a.m., Pacific time (1:00 p.m. Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds on any Business Day. Otherwise, the order will be effective the next Business Day. In addition, effectiveness of a purchase is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time). (See "PURCHASE AND REDEMPTION OF SHARES")

HOW ARE DIVIDENDS PAID? The net investment income (exclusive of short-term capital gains) of the Funds is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    2
Money Market Funds Fee Table..........................................................    5
Financial Highlights..................................................................    7
Fund Description......................................................................   15
Investment Objectives.................................................................   15
Investment Policies...................................................................   15
  Diversified Money Market Fund.......................................................   16
  U.S. Government Money Market Fund...................................................   17
  The 100% U.S. Treasury Money Market Fund............................................   18
  California Tax-Free Money Market Fund...............................................   18
Municipal Securities..................................................................   20
General...............................................................................   21
  Illiquid and Restricted Securities..................................................   22
  Lending of Portfolio Securities.....................................................   22
  Other Investments...................................................................   22
  Risk Factors........................................................................   23

                                                                                        PAGE
                                                                                         --
Investment Limitations................................................................   24
Purchase and Redemption of Shares.....................................................   26
Exchange Privileges...................................................................   27
Dividends.............................................................................   28
Federal Taxation......................................................................   29
Service Arrangements..................................................................   31
  The Advisor.........................................................................   31
  Administrator.......................................................................   32
  The Transfer Agent..................................................................   33
  Shareholder Service Plan............................................................   33
  Distributor.........................................................................   33
  Banking Laws........................................................................   33
  Custodian...........................................................................   34
General Information...................................................................   34
  Description of HighMark & Its Shares................................................   34
  Performance Information.............................................................   35
  Miscellaneous.......................................................................   36
Description of Permitted Investments..................................................   37

                          MONEY MARKET FUNDS FEE TABLE

                                                                                                100% U.S.      CALIFORNIA
                                                              DIVERSIFIED    U.S. GOVERNMENT     TREASURY       TAX-FREE
                                                              MONEY MARKET    MONEY MARKET     MONEY MARKET   MONEY MARKET
                                                                  FUND            FUND             FUND           FUND
                                                               FIDUCIARY        FIDUCIARY       FIDUCIARY      FIDUCIARY
                                                                 SHARES          SHARES           SHARES         SHARES
                                                              ------------   ---------------   ------------   ------------
SHAREHOLDER TRANSACTION EXPENSES(A)
  Maximum Sales Load Imposed on Purchases (as a percentage
    of offering price)......................................         0%               0%              0%             0%
  Maximum Sales Load Imposed on Reinvested Dividends (as a
    percentage of offering price)...........................         0%               0%              0%             0%
  Deferred Sales Load (as a percentage of original purchase
    price or redemption proceeds, as applicable)............         0%               0%              0%             0%
  Redemption Fees (as a percentage of amount redeemed, if
    applicable)(b)..........................................         0%               0%              0%             0%
  Exchange Fee(a)...........................................      $  0            $   0            $  0           $  0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees (after voluntary reduction)(c)............      0.30%            0.29%           0.24%          0.09%
  12b-1 Fees................................................      0.00%            0.00%           0.00%          0.00%
  Other Expenses (after voluntary reduction)(d).............      0.20%            0.21%           0.21%          0.21%
                                                                  ----             ----            ----           ----
  Total Fund Operating Expenses(e)..........................      0.50%            0.50%           0.45%          0.30%
                                                                  ====             ====            ====           ====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
Diversified Money Market Fund Fiduciary Shares.................    $5       $16       $28       $ 63
U.S. Government Money Market Fund Fiduciary Shares.............    $5       $16       $28       $ 63
100% U.S. Treasury Money Market Fund Fiduciary Shares..........    $5       $14       $25       $ 57
California Tax-Free Money Market Fund Fiduciary Shares.........    $3       $10       $17       $ 38

  The purpose of the tables above is to assist an investor in the Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES and SERVICE ARRANGEMENTS below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See PURCHASE AND REDEMPTION OF SHARES below.)

(c) Absent voluntary fee waivers, MANAGEMENT FEES would be 0.30% for the Fiduciary Shares of the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund.

(d) Absent voluntary fee waivers, OTHER EXPENSES would be 0.47% for the Fiduciary Shares of the Diversified Money Market Fund, and 0.48% for the Fiduciary Shares of each of the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund.

(e) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 0.77% for the Fiduciary Shares of the Diversified Money Market Fund, 0.78% for the Fiduciary Shares of the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund.

                              FINANCIAL HIGHLIGHTS

  The tables below set forth certain financial information with respect to the Fiduciary Shares of the Diversified Money Market Fund, U.S. Government Money Market Fund, 100% U.S. Treasury Money Market Fund, and California Tax-Free Money Market Fund. Financial highlights for the Funds for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent accountants for HighMark.

                         DIVERSIFIED MONEY MARKET FUND
                    (FORMERLY DIVERSIFIED OBLIGATIONS FUND)

                                                                 YEAR ENDED JULY 31,
                                              ---------------------------------------------------------
                                                1996        1995        1994        1993        1992
                                              ---------   ---------   ---------   ---------   ---------
                                              FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY
                                              ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period........  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                               --------    --------    --------    --------    --------
Investment Activities
  Net investment income.....................      0.049       0.049       0.028       0.027       0.043
                                               --------    --------    --------    --------    --------
Distributions
  Net investment income.....................     (0.049)     (0.049)     (0.028)     (0.027)     (0.043)
                                               --------    --------    --------    --------    --------
Net Asset Value, End of Period..............  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                               ========    ========    ========    ========    ========
Total Return................................       5.01%       4.99%       2.88%       2.75%       4.41%
Ratios/Supplementary Data:
  Net Assets at end of period (000).........  $ 244,775   $ 270,476   $ 228,934   $ 254,034   $ 337,485
  Ratio of expenses to average net assets...       0.75%       0.74%       0.74%       0.72%       0.72%
  Ratio of net investment income to average
     net assets.............................       4.91%       4.88%       2.83%       2.72%       4.34%
  Ratio of expenses to average net
     assets*................................       0.99%       0.98%       0.89%       0.73%       0.72%
  Ratio of net investment income to average
     net assets*............................       4.67%       4.64%       2.67%       2.71%       4.34%



                                                                                          AUGUST 10,
                                                                                           1987 TO
                                                              YEAR ENDED JULY 31,          JULY 31,
                                                        -------------------------------   ----------
                                                          1991        1990       1989      1988(a)
                                                        ---------   --------   --------   ----------
                                                        FIDUCIARY
                                                        ---------
Net Asset Value, Beginning of Period..................  $    1.00   $   1.00   $   1.00    $    1.00
Investment Activities
  Net investment income...............................      0.066      0.079      0.085        0.066
Distributions
  Net investment income...............................     (0.066)    (0.079)    (0.085)      (0.066)
                                                         --------   --------   --------     --------
Net Asset Value, End of Period........................  $    1.00   $   1.00   $   1.00    $    1.00
                                                         ========   ========   ========     ========
Total Return..........................................       7.00%      8.23%      8.84%        6.94%
Ratios/Supplementary Data:
  Net Assets at end of period (000)...................  $ 405,447   $593,116   $621,462    $ 350,499
  Ratio of expenses to average net assets.............       0.70%      0.66%      0.59%        0.50%(b)
  Ratio of net investment income to average net
     assets...........................................       6.71%      7.92%      8.50%        6.73%(b)
  Ratio of expenses to average net assets*............       0.70%      0.69%      0.71%        0.70%(b)
  Ratio of net investment income to average net
     assets*..........................................       6.71%      7.89%      8.38%        6.53%(b)

  On December 1, 1990, the Diversified Obligations Fund, now renamed the Diversified Money Market Fund, commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.
---------------
* During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.

                       U.S. GOVERNMENT MONEY MARKET FUND
                  (FORMERLY U.S. GOVERNMENT OBLIGATIONS FUND)

                                                              YEAR ENDED JULY 31,
                                       -----------------------------------------------------------------
                                         1996          1995          1994          1993          1992
                                       ---------     ---------     ---------     ---------     ---------
                                       FIDUCIARY     FIDUCIARY     FIDUCIARY     FIDUCIARY     FIDUCIARY
                                       ---------     ---------     ---------     ---------     ---------
Net Asset Value, Beginning of
  Period.............................  $    1.00     $    1.00     $    1.00     $    1.00      $   1.00
                                        --------      --------      --------      --------       -------
Investment Activities
  Net investment income..............      0.048         0.048         0.027         0.027         0.042
                                        --------      --------      --------      --------       -------
Distributions
  Net investment income..............     (0.048)       (0.048)       (0.027)       (0.027)       (0.042)
                                        --------      --------      --------      --------       -------
Net Asset Value, End of Period.......  $    1.00     $    1.00     $    1.00     $    1.00      $   1.00
                                        ========      ========      ========      ========       =======
Total Return.........................       4.88%         4.87%         2.74%         2.72%         4.25%
Ratios/Supplementary Data:
  Net Assets at end of period
     (000)...........................  $ 151,483     $ 159,747     $ 162,094     $ 166,182      $ 94,252
  Ratio of expenses to average net
     assets..........................       0.77%         0.78%         0.78%         0.71%         0.73%
  Ratio of net investment income to
     average net assets..............       4.76%         4.76%         2.70%         2.67%         4.15%
  Ratio of expenses to average net
     assets*.........................       1.00%         1.02%         0.94%         0.74%         0.74%
  Ratio of net investment income to
     average net assets*.............       4.53%         4.52%         2.54%         2.65%         4.14%



                                                                                          AUGUST 10,
                                                                                           1987 TO
                                                          YEAR ENDED JULY 31,              JULY 31,
                                                   ----------------------------------     ----------
                                                     1991          1990         1989        1988(a)
                                                   ---------     -------     --------     ----------
                                                   FIDUCIARY
                                                   ---------
Net Asset Value, Beginning of Period.............  $    1.00     $  1.00     $   1.00      $    1.00
Investment Activities
  Net investment income..........................      0.063       0.078        0.083          0.064
                                                    --------     -------     --------       --------
Distributions
  Net investment income..........................     (0.063)     (0.078)      (0.083)        (0.064)
                                                    --------     -------     --------       --------
Net Asset Value, End of Period...................  $    1.00     $  1.00     $   1.00      $    1.00
                                                    ========     =======     ========       ========
Total Return.....................................       6.49%       8.09%        8.62%          6.78%
Ratios/Supplementary Data:
  Net Assets at end of period (000)..............  $ 103,725     $80,774     $114,945      $ 131,985
  Ratio of expenses to average net assets........       0.63%       0.65%        0.62%          0.42%(b)
  Ratio of net investment income to average net
     assets......................................       6.29%       7.80%        8.30%          6.59%(b)
  Ratio of expenses to average net assets*.......       0.73%       0.72%        0.75%          0.71%(b)
  Ratio of net investment income to average net
     assets*.....................................       6.19%       7.73%        8.17%          6.30%(b)

  On December 1, 1990, the U.S. Government Obligations Fund (now renamed the U.S. Government Money Market Fund) commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.
---------------

* During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Annualized.

                      100% U.S. TREASURY MONEY MARKET FUND
                 (FORMERLY 100% U.S. TREASURY OBLIGATIONS FUND)

                                                                 YEAR ENDED JULY 31,
                                              ---------------------------------------------------------
                                                1996        1995        1994        1993        1992
                                              ---------   ---------   ---------   ---------   ---------
                                              FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY
                                              ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period........  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                               --------    --------    --------    --------    --------
Investment Activities
Net investment income.......................      0.046       0.046       0.026       0.026       0.040
Net realized and unrealized gains on
  investments...............................                                                      0.001
                                               --------    --------    --------    --------    --------
          Total from Investment
            Activities......................      0.046       0.046       0.026       0.026       0.041
                                               --------    --------    --------    --------    --------
Distributions
  Net investment income.....................     (0.046)     (0.046)     (0.026)     (0.026)     (0.040)
Net realized gains..........................                                                     (0.001)
                                               --------    --------    --------    --------    --------
          Total Distributions...............     (0.046)     (0.046)     (0.026)     (0.026)     (0.041)
                                               --------    --------    --------    --------    --------
Net Asset Value, End of Period..............  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                               ========    ========    ========    ========    ========
Total Return................................       4.74%       4.69%       2.68%       2.64%       4.18%
Ratios/Supplementary Data:
  Net Assets at end of period (000).........  $ 173,340   $ 190,604   $ 160,721   $ 191,946   $ 219,451
  Ratio of expenses to average net assets...       0.74%       0.73%       0.74%       0.67%       0.65%
  Ratio of net investment income to average
     net assets.............................       4.64%       4.60%       2.63%       2.60%       3.99%
  Ratio of expenses to average net
     assets*................................       0.97%       0.97%       0.90%       0.72%       0.72%
  Ratio of net investment income average net
     assets*................................       4.41%       4.36%       2.48%       2.55%       3.92%



                                                                                        AUGUST 10,
                                                                                         1987 TO
                                                          YEAR ENDED JULY 31,            JULY 31,
                                                   ---------------------------------    ----------
                                                     1991         1990        1989       1988(a)
                                                   ---------    --------    --------    ----------
                                                   FIDUCIARY
                                                   ---------
Net Asset Value, Beginning of Period.............  $    1.00    $   1.00    $   1.00    $     1.00
Investment Activities
  Net investment income..........................      0.063       0.078       0.081         0.063
                                                    --------    --------    --------      --------
Distributions
  Net investment income..........................     (0.063)     (0.078)     (0.081)       (0.063)
                                                    --------    --------    --------      --------
Net Asset Value, End of Period...................  $    1.00    $   1.00    $   1.00    $     1.00
                                                    ========    ========    ========      ========
Total Return.....................................      6.53%       8.04%       8.43%         6.62%
Ratios/Supplementary Data:
  Net Assets at end of period (000)..............  $ 265,528    $205,787    $174,258    $  151,854
  Ratio of expenses to average net assets........       0.62%       0.65%       0.54%         0.41%(b)
  Ratio of net investment income to average net
     assets......................................       6.25%       7.76%       8.12%         6.45%(b)
  Ratio of expenses to average net assets*.......       0.70%       0.71%       0.72%         0.72%(b)
  Ratio of net investment income average net
     assets*.....................................       6.17%       7.70%       7.94%         6.14%(b)

  On December 1, 1990, the 100% U.S. Treasury Obligations Fund (now renamed the 100% U.S. Treasury Money Market Fund) commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.
---------------
* During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.

                     CALIFORNIA TAX-FREE MONEY MARKET FUND
                      (FORMERLY CALIFORNIA TAX-FREE FUND)

                                                                  YEAR ENDED JULY 31,
                                               ---------------------------------------------------------
                                                 1996        1995        1994        1993        1992
                                               ---------   ---------   ---------   ---------   ---------
                                               FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY
                                               ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period.........   $   1.00   $    1.00   $    1.00   $    1.00   $    1.00
Investment Activities
  Net investment income......................      0.029       0.031       0.020       0.021       0.032
                                                 -------    --------    --------    --------    --------
Distributions
  Net Investment income......................    (0.029)     (0.031)     (0.020)     (0.021)     (0.032)
                                                 -------    --------    --------    --------    --------
Net Asset Value, End of Period...............   $   1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                 =======    ========    ========    ========    ========
Total Return.................................       2.91%       3.16%       1.99%       2.13%       3.20%
Ratios/Supplementary Data:
  Net Assets at end of period (000)..........   $ 98,352   $ 105,742   $ 114,993   $ 142,939   $ 116,062
  Ratio of expenses to average net assets....       0.55%       0.50%       0.50%       0.44%       0.54%
  Ratio of net investment income to average
     net assets..............................       2.88%       3.11%       1.96%       2.08%       3.15%
  Ratio of expenses to average net assets*...       1.00%       1.01%       0.93%       0.73%       0.74%
  Ratio of net investment income to average
     net assets*.............................       2.43%       2.60%       1.53%       1.78%       2.95%

                                                                                    AUGUST 10,
                                                                                     1987 TO
                                                    YEAR ENDED JULY 31,              JULY 31,
                                            -----------------------------------     ----------
                                              1991          1990         1989        1988(a)
                                            ---------     --------     --------     ----------
                                            FIDUCIARY
                                            ---------
Net Asset Value, Beginning of Period......  $    1.00     $   1.00     $   1.00      $   1.00
                                             --------     --------     --------      --------
Investment Activities
  Net investment income...................      0.045        0.052        0.054         0.042
                                             --------     --------     --------      --------
Distributions
  Net Investment income...................     (0.045)      (0.052)      (0.054)       (0.042)
                                             --------     --------     --------      --------
Net Asset Value, End of Period............  $    1.00     $   1.00     $   1.00      $   1.00
                                             ========     ========     ========      ========
Total Return..............................       4.57%        5.28%        5.58%         4.41%
Ratios/Supplementary Data:
  Net Assets at end of period (000).......  $ 142,365     $137,308     $147,868      $121,940
  Ratio of expenses to average net
     assets...............................       0.53%        0.66%        0.71%         0.70%(b)
  Ratio of net investment income to
     average net assets...................       4.47%        5.17%        5.45%         4.34%(b)
  Ratio of expenses to average net
     assets*..............................       0.72%        0.72%        0.76%         0.75%(b)
  Ratio of net investment income to
     average net assets*..................       4.28%        5.11%        5.40%         4.29%(b)

  On December 1, 1990, the California Tax-Free Fund (now renamed the California Tax-Free Money Market Fund) commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.
---------------
* During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Annualized.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVES              The investment objectives of the Funds are as follows:

                        The Diversified Money Market Fund, the U.S. Government
                      Money Market Fund and the 100% U.S. Treasury Money Market Fund each seek current income with liquidity and stability of principal.

                        The California Tax-Free Money Market Fund seeks as high
                      a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal.

                        The investment objectives and certain of the investment
                      limitations of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

INVESTMENT
POLICIES                While the Diversified Money Market Fund, the U.S.
                      Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment objective, they differ as follows with respect to the types of instruments that may be purchased. Each Fund may invest only in U.S. dollar denominated obligations determined by the Advisor to present minimal credit risks under guidelines adopted by HighMark's Board of Trustees.

                      Diversified Money Market Fund

                      The Diversified Money Market Fund may invest in the following obligations:

                        (i) obligations issued by the U.S. Government, and
                      backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

                        (ii) obligations such as bankers' acceptances, bank
                      notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

                        (iii) short-term promissory notes issued by
                      corporations, including Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer;

                        (iv) U.S. dollar denominated securities issued or
                      guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);

                        (v) up to 5% of its total assets in loan participations
                      issued by a bank in the U.S. with assets exceeding $1 billion where the underlying loan is made to a borrower in whose obligations the Fund may invest and the underlying loan has a remaining maturity of 397 days or less;

                        (vi) readily-marketable, short-term debt securities
                      including, but not limited to, those backed by company receivables, truck and auto loans, leases, and credit card loans;

                        (vii) Treasury receipts, including TRs, TIGRs and CATs;
                      and

                        (viii) repurchase agreements involving such obligations.

                        Certain of the obligations in which the Fund may invest
                      may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

                        Subject to the provisions of Rule 2a-7 under the
                      Investment Company Act of 1940 (the "1940 Act"), investments of the Diversified Money Market Fund will consist of those obligations that, at the time of purchase, possess the highest short-term rating from at least one nationally recognized statistical rating organization ("NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation ("S&P") or "P-1" by Moody's Investors Service, Inc. ("Moody's")). Although the Diversified Money Market Fund does not presently expect to do so, it may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess an equivalent short-term rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

                        The Diversified Money Market Fund will not invest more
                      than 5% of its total assets in the securities of any one first tier issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single first tier issuer for a period of up to three business days. There is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

                        The Fund may concentrate its investments in certain
                      instruments issued by U.S. Banks, U.S. branches of foreign banks, and foreign branches of U.S. banks, but only so long as the investment risk associated with investing in foreign branches of U.S. banks is the same as that associated with investing in instruments issued by the U.S. parent. Domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of a foreign bank to the extent permitted by the rules of the Securities and Exchange Commission. The rules currently permit U.S. branches of foreign banks to be treated as a domestic bank if it can be demonstrated that they are subject to the same regulations as domestic banks.

                      U.S. Government Money Market Fund

                        As a fundamental policy, the U.S. Government Money
                      Market Fund may not purchase securities other than U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (such as obligations issued by the Government National Mortgage Association and the Export-Import Bank of the United States) some of which may be subject to repurchase agreements.

                      The 100% U.S. Treasury Money Market Fund

                        The 100% U.S. Treasury Money Market Fund invests
                      exclusively in direct U.S. Treasury obligations and separately traded component parts of such obligations transferable through the Federal Reserve book-entry system ("STRIPs").

                      California Tax-Free Money Market Fund

                          The California Tax-Free Money Market Fund invests in
                      obligations issued by the State of California and its political subdivisions or municipal authorities and obligations issued by territories or possessions of the United States ("Municipal Securities").

                        Under normal market conditions and, as a matter of
                      fundamental policy, at least 80% of the value of the total assets of the California Tax-Free Money Market Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is both excluded from gross income both for federal income tax purposes and for California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

                        Certain of the obligations in which the Fund may invest
                      may be variable or floating rate instruments and may involve a conditional or unconditional demand feature.

                        Under normal market conditions, up to 20% of the
                      California Tax-Free Money Market Fund's total assets may be invested in short-term obligations, the interest on which is treated as a preference item for individuals for purposes of the federal alternative minimum tax or subject to federal or California personal income tax ("Taxable Obligations"). These short-term obligations may include bonds from other states and cash equivalents as described below.

                        Dividends paid by the California Tax-Free Money Market
                      Fund that are derived from obligations, the interest on which is exempt from California taxation when received by an individual ("California Exempt-Interest Securities"), are excluded from gross income for California personal income tax purposes. Dividends derived from interest on obligations other than California Exempt-Interest Securities may be excluded from gross income for federal income tax purposes but will be subject to California personal income tax.

                        In order for the California Tax-Free Money Market Fund
                      to pay exempt-interest dividends, at least 50% of its total assets must be invested in California Exempt-Interest Securities at the close of each quarter of its taxable year. Dividends, regardless of their source, may be subject to local taxes.

                        In seeking to achieve its investment objective, the
                      California Tax-Free Money Market Fund may invest all or any part of its assets in Municipal Securities that are private activity bonds, including those known as industrial development bonds under prior federal law. (Any reference herein to private activity bonds includes industrial development bonds.) Interest on private activity bonds is excluded from gross income for federal income tax purposes only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified for those respective categories. However, even if the California Tax-Free Money Market Fund invests in private activity bonds that fall within these categories, Shareholders may become subject to the federal alternative minimum tax on that part of such Fund's distributions derived from interest on such bonds. For further information, see FEDERAL TAXATION below.

                        The California Tax-Free Money Market Fund may invest up
                      to 10% of its total assets in shares of other investment companies with like investment objectives. As a shareholder of an investment company, a Fund may indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own advisor.

                        Investments of the California Tax-Free Money Market Fund
                      will consist of those obligations that, at the time of purchase, possess one of the two highest short-term ratings by a NRSRO, and in obligations that do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Board of Trustees.

                        The California Tax-Free Money Market Fund may hold
                      uninvested cash reserves pending investment during temporary "defensive" periods or if, in the opinion of the Advisor, desirable tax-exempt obligations are unavailable. In accordance with the Fund's investment objective and subject to its fundamental policies, investments may be made in Taxable Obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary "defensive" purposes.

                        As discussed in greater detail in the Statement of
                      Additional Information, Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, and commercial paper. As noted above, Taxable Obligations may also include private activity bonds depending on their tax treatment.

                        The California Tax-Free Money Market Fund is not
                      intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation nor maximum tax-exempt income irrespective of fluctuations in principal. Investment in the California Tax-Free Money Market Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans, and investors should consult a tax or other financial advisor to determine whether investment in the California Tax-Free Fund would be appropriate for them.

MUNICIPAL
SECURITIES              The two principal classifications of Municipal
                      Securities that may be held by the California Tax-Free Money Market Fund are "general obligation" securities and "revenue" securities.

                        General obligation securities are secured by the
                      issuer's pledge of its full faith and credit and general taxing power for the payment of principal and interest.

                        Revenue securities are payable only from the revenues
                      derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the California Tax-Free Money Market Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                        In addition, Municipal Securities may include "moral
                      obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                        Opinions relating to the validity of Municipal
                      Securities and to the exemption of interest thereon from federal income tax or California personal income tax are rendered at the time of issuance by counsel experienced in matters relating to the validity of and tax exemption of interest on bonds issued by states and their political sub-divisions. Neither the California Tax-Free Money Market Fund nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

                        Municipal Securities purchased by the California
                      Tax-Free Money Market Fund may include adjustable rate tax-exempt notes which may have a stated maturity in excess of 397 days, but which will be subject to a demand feature that will permit the Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding 397 days and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular adjustable rate note.

                      Nevertheless, as described in greater detail in the Statement of Additional Information, the adjustable interest rate feature included in this type of note is intended generally to assure that the value of the note to the Fund will approximate its par value.

                        Municipal Securities may include, but are not limited
                      to, short-term anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the California Tax-Free Money Market Fund may purchase tax-exempt commercial paper. Under certain circumstances, and subject to the limitations described in the Statement of Additional Information, the California Tax-Free Money Market Fund may invest indirectly in Municipal Securities by purchasing shares of other tax-exempt money market mutual funds.

                        The California Tax-Free Money Market Fund may also
                      acquire Municipal Securities that have "put" features. Under a put feature, the Fund has the right to sell the Municipal Security within a specified period of time at a specified price. The put feature cannot be sold, transferred, or assigned separately from the Municipal Security. Each Fund may buy Municipal Securities with put features to facilitate portfolio liquidity, shorten the maturity of the underlying Municipal Securities, or permit investment at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price that otherwise would be paid for the security without such a feature, thereby increasing the security's cost and reducing its yield.

GENERAL                 The Funds intend to comply with Rule 2a-7 under the 1940
                      Act. Shares of each Fund are priced pursuant to the amortized cost method whereby HighMark seeks to maintain each Fund's net asset value per Share at $1.00. There can be, however, no assurance that a stable net asset value of $1.00 per Share will be maintained.

                        Securities or instruments in which each Fund invests
                      have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain adjustable rate instruments may bear longer maturities. The dollar-weighted average portfolio maturity of each Fund will not exceed 90 days.

                        Although the Diversified Money Market Fund, the U.S.
                      Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment advisor and the same investment objective, particular securities held and respective yields of these Funds may differ due to differences in the types of permitted investments, cash flow, and the availability of particular investments.

                        Additional information concerning each Fund's
                      investments, including certain investment restrictions that may not be changed with respect to a particular Fund without a vote of the holders of a majority of the outstanding Shares of that Fund, is set forth below and in the Statement of Additional Information. For further information concerning the rating and other requirements governing the investments (including the treatment of securities subject to a tender or demand feature or deemed to possess a rating based on comparable rated securities of the same issuer) of a Fund, see the Statement of Additional Information. The Statement of Additional Information also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Funds and provides a description of the relevant ratings assigned by each such NRSRO.

                        In the event that a security owned by a Fund is
                      downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

                      Illiquid and Restricted Securities

                        The Funds shall limit investments in illiquid securities
                      to 10% or less of their net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and
                      Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                        Time deposits, including ETDs and CTDs but not including
                      certificates of deposit and repurchase agreements, which have maturities in excess of seven days are considered to be illiquid.

                      Lending of Portfolio Securities

                        In order to generate additional income, each Fund
                      (except the California Tax-Free Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Diversified Money Market Fund, the U.S. Government
                      Money Market Fund, and the California Tax-Free Money Market Fund may enter into repurchase agreements and reverse repurchase agreements. Each Fund intends to limit its respective activity in reverse repurchase agreements to no more than 10% of the Fund's total assets.

                        The Funds may enter into forward commitments or purchase
                      securities on a "when-issued" basis. Each Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Funds do not intend to purchase when-issued securities or enter into forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        Investments by the Funds in obligations of certain
                      agencies and instrumentalities of the U.S. Government may not be guaranteed by the full faith and credit of the U.S. Treasury, and there can be no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

                        As in the case of mortgage-related securities,
                      participations and certain asset-backed securities are subject to prepayments and there can be no assurance that the Diversified Money Market Fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as the original investment.

                        With regard to loan participations, although a Fund's
                      ability to receive payments of principal and interest in connection with a particular loan is primarily dependent on the financial condition of the underlying borrower, the lending institution or bank may provide assistance in collecting interest and principal from the borrower and in enforcing its rights against the borrower in the event of a default. In selecting loan participations on behalf of a Fund, the Advisor will evaluate the creditworthiness of both the borrower and the loan originator and will treat both as an "issuer" of the loan participation for purposes of the Fund's investment policies and restrictions (see INVESTMENT RESTRICTIONS in the Statement of Additional Information).

                        Foreign securities which the Diversified Money Market
                      Fund may purchase may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. These risks include adverse political and economic developments, possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign investments, possible establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

                        Certain risks are inherent in the California Tax-Free
                      Money Market Fund's concentrated investment in California Municipal Securities, which may make an investment in the Fund riskier than an investment in other types of money market funds. Because of the California Tax-Free Money Market Fund's investment objective, many of the securities in its portfolio are likely to be obligations of California governmental issuers that rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations. In addition, during the first half of the decade, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs.

                        The financial difficulties experienced by the State of
                      California and other issuers of California Municipal Securities during the recession resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies.

                        A more detailed description of special factors affecting
                      investments in obligations of California governmental issuers of which investors should be aware is set forth in the Statement of Additional Information.

INVESTMENT
LIMITATIONS             The Diversified Money Market Fund, the U.S. Government
                      Money Market Fund and the 100% U.S. Treasury Money Market Fund may not:

                        1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). (As indicated below, the Funds have adopted a non-fundamental investment policy that is more restrictive than this fundamental investment limitation);

                        2) Purchase any securities that would cause more than
                      25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry).

                        3) Make loans, except that a Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its individual investment objective and policies.

                        The California Tax-Free Money Market Fund may not:

                        4) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). For purposes of this investment restriction, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by the non-governmental user;

                        5) Purchase any securities that would cause 25% or more
                      of such Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to securities of the U.S. Government, its agencies or instrumentalities or Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

                        6) Make loans; except that the Fund may purchase or hold
                      debt instruments, lend portfolio securities and enter into repurchase agreements as permitted by its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the respective Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                        The Diversified Money Market Fund, the Government
                      Obligations Money Market Fund, and the 100% U.S. Treasury Money Market Fund have each adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the 5% limit noted in limitation (1) above shall apply to 100% of each Fund's assets. Notwithstanding, each such Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

PURCHASE AND
REDEMPTION
OF SHARES               As noted above, the Funds are divided into two classes
                      of Shares, Retail and Fiduciary. Only the following investors qualify to purchase the Funds' Fiduciary Shares:
                      (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts;
                      (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the Money Market Funds.

                        Purchases and redemptions of Shares of the Funds may be
                      made on days on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 and the minimum subsequent investment is generally $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. The Fund's initial and subsequent minimum purchase amounts may be waived, in the Distributor's discretion if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar programs or accounts. Shareholders may place orders by telephone.

                        Purchase orders will be effective on the Business Day
                      made if the Distributor receives an order before 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds, on such Business Day. Otherwise, the purchase order will be effective the next Business Day. Effectiveness of a purchase order on any Business Day is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time), on such day. The purchase price is the net asset value per Share, which is expected to remain constant at $1.00. The net asset value per Share is calculated as of 10:00 a.m., Pacific time (1:00 p.m., Eastern time), each Business Day based on the amortized cost method. The net asset value per Share of a Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by the total number of its outstanding Shares. HighMark reserves the right to reject a purchase order when the Distributor or the Advisor determines that it is not in the best interest of HighMark and/or Shareholder(s).

                        Shares of the Fund are offered only to residents of
                      states in which the shares are eligible for purchase.

                        Redemption orders may be made any time before 8:00 a.m.,
                      Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund, and 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds in order to receive that day's redemption price (i.e. the next determined net asset value per share). For redemption orders received before such times for such Funds, payment will be made the same day by transfer of Federal funds. Otherwise, payment will be made on the next Business Day. Redeemed shares are not entitled to dividends declared the day the redemption order is effective. The Funds reserve the right to make payment on redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes are genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including Participating Organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in a Fund may
                      do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               The net income of each Fund is declared daily as a
                      dividend to Shareholders of record at the close of business on the day of declaration.

                        Dividends with respect to each Fund are paid monthly in
                      additional full and fractional Shares of the Fund at net asset value as of the date of payment, unless the Shareholder elects to receive such dividends in cash as described below. Shareholders will automatically receive all income dividends and capital gains distributions (if any) paid in respect of a Fund's Shares in additional full and fractional Shares of the same class. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.

FEDERAL
TAXATION                Each Fund intends to qualify for treatment as a
                      "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income so that it is not required to pay federal taxes on these amounts. Because all of the net investment income of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations. The Funds are not managed to generate any long-term capital gains and, therefore, the Funds do not foresee paying any significant "capital gains dividends" as described in the Code.

                        Shareholders will be subject to federal income tax with
                      respect to dividends paid by the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund (including any capital gains dividends). Dividends that are attributable to interest on U.S. Government obligations earned by the Funds may be exempt from state and local tax, and Shareholders should consult their own tax advisors to determine whether these dividends are eligible for the state and local tax exemption. Dividends (except to the extent attributable to gains or securities lending income) paid by the 100% U.S. Treasury Money Market Fund will be exempt from California and Oregon personal income taxes. HighMark intends to advise Shareholders annually of the proportion of a Fund's dividends that consists of interest on U.S. Government obligations.

                        Exempt-interest dividends from the California Tax-Free
                      Money Market Fund are excludable from gross income for federal income tax purposes. Such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. Shareholders are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.

                        Under the Code, interest on indebtedness incurred or
                      continued by a Shareholder to purchase or carry Shares of the California Tax-Free Money Market Fund is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the Shareholder's taxable year.

                        Under the Code, if a Shareholder sells a Share of the
                      California Tax-Free Money Market Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold.

                        In addition, any loss (not already disallowed as
                      provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

                        The California Tax-Free Money Market Fund may at times
                      purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the California Tax-Free Money Market Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

                        To the extent dividends paid to Shareholders are derived
                      from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. A Shareholder should consult his or her tax advisor for special advice.

                        Under the Code, dividends attributable to interest on
                      certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference). Shareholders of the California Tax-Free Money Market Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the California Tax-Free Money Market Fund).

                        If, at the close of each quarter of its taxable year,
                      the California Tax-Free Money Market Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's total assets consists of California Exempt-Interest Securities, then "California exempt interest dividends" attributable to these securities will be exempt from California personal income tax. A "California-exempt interest dividend" is any dividend distributed by the Fund to the extent that it is derived from the interest received by the Fund on California Exempt-Interest Securities (less related expenses) and designated as such by written notice to Shareholders. For further details, see the Statement of Additional Information. Dividends received by Shareholders subject to California state corporate franchise tax will be taxed as ordinary dividends notwithstanding that all or a portion of such dividends are exempt from California personal income tax. Distributions other than "California-exempt interest dividends" by the Fund to California residents will be subject to California personal income tax, whether or not such dividends are reinvested.

                        Additional information regarding federal and California
                      taxes is contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting a money market fund and its Shareholders. In addition, the foregoing discussion and the federal and California tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive. Shareholders will be advised at least annually as to the federal income tax status, and, in the case of Shareholders of the California Tax-Free Money Market Fund, as to the California income tax status, of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A. serves as the Funds' investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as each Fund's investment advisor, Union Bank of California receives a fee from the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund computed daily and paid monthly, at the annual rate of thirty one-hundredths of one percent (.30%) of each Fund's average daily net assets. Union Bank of

                      California may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund aggregating 0.40% of each Fund's average daily net assets and from the California Tax-Free Money Market Fund aggregating 0.23% of the Fund's average daily net assets.

                        On April 1, 1996, The Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by the Bank of Tokyo-Mitsubishi, Limited. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group, which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.00% of average daily net assets.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Funds contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of each Fund, for which it receives compensation from SEI Fund Resources without a violation of applicable banking laws and regulations.

                      Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Funds. The Custodian holds cash, securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Money Market Fund, 100% U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund and the California Intermediate Tax-Free Bond Fund had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares of the Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996 Union
                      Bank of California (475 Sansome Street, Post Office Box 45000, San Francisco, CA 94104) was the Shareholder of record of 98.42% of the Fiduciary Shares of the Diversified Money Market Fund, 93.46% of the Fiduciary Shares of the U.S. Government Money Market Fund, 95.03% of the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund, and substantially all of the Fiduciary Shares of the California Tax-Free Money Market Fund.

                      Performance Information

                        From time to time, HighMark may advertise the "yield"
                      and "effective yield" with respect to the Fiduciary Shares of each Fund and a "tax-equivalent yield" and "tax-equivalent effective yield" for federal, California and Oregon income tax purposes with regard to the Fiduciary Shares of each of the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below. Each yield figure is based on historical earnings and is not intended to indicate future performance.

                        The "yield" of a Fund's Fiduciary Shares refers to the
                      income generated by an investment in the class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

                        The 100% U.S. Treasury Money Market Fund's
                      tax-equivalent yield and tax-equivalent effective yield will reflect the amount of income subject to California or Oregon personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Fiduciary class. The California Tax-Free Money Market Fund's tax-equivalent yield and tax-equivalent effective yield reflect the amount of income subject to federal income taxation and California personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Fiduciary class.

                        Tax-equivalent yields and tax-equivalent effective
                      yields with respect to a class will be significantly higher than the yield and effective yield of that class.

                        From time to time, HighMark may advertise the aggregate
                      total return and average annual total return of the Funds. The aggregate total return and average annual total return of each Fund may be quoted for the life of each Fund and for five-year and one-year periods, in each case, through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the positive or negative investment results that an investor in a Fund would have experienced from changes in Share price and reinvestment of dividends and capital gain distributions.

                        Each Fund may periodically compare its performance to
                      the performance of: other mutual funds tracked by mutual-fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Money Market Funds.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Money Market Funds may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        LOAN PARTICIPATIONS--Loan participations are interests
                      in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

                        MUNICIPAL FORWARDS--Municipal Forwards are forward
                      commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

                        MUNICIPAL SECURITIES--Municipal securities consist of
                      (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

                        PARTICIPATION INTERESTS--Participation interests are
                      interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is
                      commercial paper issued by governments and political sub-divisions.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AMOUNT MASTER DEMAND NOTES--Unsecured demand
                      notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals. For purposes of the Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                          HighMark MONEY MARKET FUNDS
                            INVESTMENT PORTFOLIOS OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                               FIXED INCOME FUNDS

                               - Intermediate-Term
                                 Bond Fund

                               - Bond Fund



                               Prospectus


                               Retail Shares

                               March 28, 1997





84824-B(3/97)           [LOGO] HIGHMARK(SM)
                               FUNDS

                                 HIGHMARK FUNDS

                               FIXED INCOME FUNDS

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to
HighMark's:

                         - Intermediate-Term Bond Fund
                         - Bond Fund

                                 RETAIL SHARES

  HighMark's Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark's Fiduciary Shares.

  This Prospectus sets forth concisely the information about HighMark and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Retail Shares of the Fixed Income Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

      HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997
Retail Shares

                                    SUMMARY

  HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Retail Shares of the Intermediate-Term Bond and Bond Funds (each a "Fund" and sometimes referred to in this prospectus as the "Fixed Income Funds.") This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? THE INTERMEDIATE-TERM BOND FUND seeks total return through investments in fixed-income securities. THE BOND FUND seeks current income through investments in long-term, fixed-income securities. (See "INVESTMENT OBJECTIVES")

  WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? THE INTERMEDIATE-TERM BOND FUND primarily invests in bonds. THE BOND FUND invests in long-term bonds. Bonds include debt obligations such as bonds, notes, debentures and securities convertible into or exercisable for debt obligations that are issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; investments may also include zero-coupon obligations, mortgage-related securities and asset-backed securities. (See "INVESTMENT POLICIES")

  WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. (See "Risk Factors")

  ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

  WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

  WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

  WHO IS THE CUSTODIAN? Union Bank of California, N.A., (the "Bank") serves as the Custodian of HighMark's assets. (See "The Custodian")

  WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor")

  HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective (plus any applicable sales charge). Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "HOW TO PURCHASE SHARES AND REDEMPTION OF SHARES")

  HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Funds is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary................................................................................   2
Fixed Income Funds Fee Table...........................................................   5
Financial Highlights...................................................................   7
Fund Description.......................................................................  10
Investment Objectives..................................................................  10
Investment Policies....................................................................  10
  Intermediate-Term Bond Fund..........................................................  10
  Bond Fund............................................................................  11
General................................................................................  11
  Money Market Instruments.............................................................  11
  Illiquid and Restricted Securities...................................................  12
  Lending of Portfolio Securities......................................................  12
  Other Investments....................................................................  12
  Risk Factors.........................................................................  13
Investment Limitations.................................................................  14
  Portfolio Turnover...................................................................  15
How To Purchase Shares.................................................................  15
  How to Purchase By Mail..............................................................  16
  How to Purchase By Wire..............................................................  17
  How to Purchase through an Automatic Investment Plan ("AIP").........................  17
  How to Purchase Through Financial Institutions.......................................  17
  Sales Charges........................................................................  18
  Letter of Intent.....................................................................  19
  Rights of Accumulation...............................................................  19
  Sales Charge Waivers.................................................................  19
  Reductions for Qualified Groups......................................................  21
Exchange Privileges....................................................................  21

                                                                                        PAGE
                                                                                        ----
Redemption of Shares...................................................................  23
  By Mail..............................................................................  23
  Telephone Transactions...............................................................  23
  Systematic Withdrawal Plan ("SWP")...................................................  24
  Other Information Regarding Redemptions..............................................  24
Dividends..............................................................................  25
Federal Taxation.......................................................................  25
Service Arrangements...................................................................  27
  The Advisor..........................................................................  27
  Administrator........................................................................  28
  The Transfer Agent...................................................................  28
  Shareholder Service Plan.............................................................  28
  Distributor..........................................................................  29
  The Distribution Plan................................................................  29
  Banking Laws.........................................................................  30
  Custodian............................................................................  31
General Information....................................................................  31
  Description of HighMark & Its Shares.................................................  31
  Performance Information..............................................................  32
  Miscellaneous........................................................................  33
Description of Permitted Investments...................................................  33

                          FIXED INCOME FUNDS FEE TABLE

                                                                   INTERMEDIATE-TERM
                                                                       BOND FUND         BOND FUND
                                                                        RETAIL            RETAIL
                                                                        SHARES            SHARES
                                                                   -----------------     ---------
SHAREHOLDER TRANSACTION EXPENSES(A)
 Maximum Sales Load Imposed on Purchases                                  3.00%             3.00%
  (as a percentage of offering price).............................
 Maximum Sales Load Imposed on Reinvested Dividends                          0%                0%
  (as a percentage of offering price).............................
 Deferred Sales Load (as a percentage of original purchase price             0%                0%
  or redemption proceeds, as applicable)(b).......................
 Redemption Fees (as a percentage of amount redeemed, if                     0%                0%
  applicable)(c)..................................................
 Exchange Fee(a)..................................................       $   0             $   0
ANNUAL OPERATING EXPENSES
 (as a percentage of net assets)
 Management Fees..................................................        0.50%             0.50%
 12b-1 Fees (after voluntary reduction)(d)........................        0.00%             0.00%
 Other Expenses (after voluntary reduction)(e)....................        0.25%             0.25%
                                                                         -----            ---- -
 Total Fund Operating Expenses (after voluntary reduction)(f).....        0.75%             0.75%
                                                                         =====             =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
Intermediate-Term Bond Fund
 Retail Shares..................................................  $37      $53       $70       $120
Bond Fund
 Retail Shares..................................................  $37      $53       $70       $120

  The purpose of the tables above is to assist an investor in the Fixed Income Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Long-term shareholders of Retail Shares may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by rules of the National Association of Securities Dealers, Inc.
---------
(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Fixed Income Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See HOW TO PURCHASE SHARES, EXCHANGE PRIVILEGES, REDEMPTION OF SHARES, and SERVICE ARRANGEMENTS below.)

  (b) A Contingent Deferred Sales Charge of 1.00% will be assessed against the proceeds of any redemption request relating to Retail Shares of the Funds that were purchased without a sales charge in reliance upon the waiver accorded to purchases in the amount of $1 million or more, but only where such redemption request is made within one year of the date the Shares were purchased.
  (c) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below.)
  (d) As indicated under SERVICE ARRANGEMENTS--The Distribution Plan below, the Distributor may voluntarily reduce the 12b-1 fee. Absent voluntary fee waivers, 12b-1 fees would be 0.25% for each Fund. The Distributor reserves the right to terminate its waiver at any time in its sole discretion.
  (e) OTHER EXPENSES for the Intermediate-Term Bond Fund are based on that Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be 0.49% for the Retail Shares of the Intermediate-Term Bond Fund and 0.51% for the Retail Shares of the Bond Fund.
  (f) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be:
      1.24% for the Retail Shares of the Intermediate-Term Bond Fund, and 1.26% for the Retail Shares of the Bond Fund.

                              FINANCIAL HIGHLIGHTS

  The table below sets forth certain financial information with respect to the Retail Shares of the Bond Fund. Information prior to fiscal 1994 is for Fiduciary Shares only. Financial highlights for the Bond Fund for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent auditors for HighMark. Financial highlights for the Bond Fund for the years ended December 31, 1987, 1986 and 1985 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission. Financial highlights for the Bond Fund for the period from January 1, 1988 through June 22, 1988 are derived from unaudited financial statements prepared by HighMark. The Intermediate-Term Bond Fund had not commenced operations in HighMark as of July 31, 1996.

  The Bond Fund offered a single class of shares (now designated Fiduciary Shares) throughout the periods shown.

                                   BOND FUND

                                                                                                                        JUNE 23,
                         YEAR ENDED       JUNE 20,                                                                        1988
                          JULY 31,          1994                               YEAR ENDED JULY 31,                         TO
                       ---------------   TO JULY 31,        ---------------------------------------------------------    JULY 31,
                        1996     1995    1994(A)(B)           1993        1992        1991        1990        1989       1988(F)
                       ------   ------   -----------        ---------   ---------   ---------   ---------   ---------   ---------

                       RETAIL   RETAIL     RETAIL           FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY
                       ------   ------   ----------         ---------   ---------   ---------   ---------   ---------   ---------



Net Asset Value,
  Beginning of
    Period............ $10.29   $10.04    $  10.12           $ 11.02     $ 10.29     $ 10.18     $ 10.42    $  9.86     $ 10.00
                       ------   ------      ------           -------     -------     -------      ------     ------      ------
Investment Activities
  Net investment
    income............   0.69     0.66        0.07              0.70        0.67        0.78        0.79       0.82        0.09
  Net realized and
    unrealized gains
    (losses) on
    investments.......  (0.18)    0.23       (0.05)             0.35        0.77        0.04       (0.25)      0.56       (0.14)
                       ------   ------      ------           -------     -------     -------      ------     ------      ------
    Total from
      Investment
      Activities......   0.51     0.89        0.02              1.05        1.44        0.82        0.54       1.38       (0.05)
                       ------   ------      ------           -------     -------     -------      ------     ------      ------
Distributions
  Net investment
    income............  (0.65)   (0.64)      (0.10)            (0.70)      (0.67)      (0.71)      (0.78)     (0.82)      (0.09)
  Net realized
    gains.............     --       --          --             (0.24)      (0.04)         --          --         --          --
                       ------   ------      ------           -------     -------     -------      ------     ------      ------
    Total
      Distributions...  (0.65)   (0.64)      (0.10)            (0.94)      (0.71)      (0.71)      (0.78)     (0.82)      (0.09)
                       ------   ------      ------           -------     -------     -------      ------     ------      ------
Net Asset Value, End
  of Period........... $10.15   $10.29    $  10.04           $ 11.13     $ 11.02     $ 10.29     $ 10.18    $ 10.42     $  9.86
                       ======   ======      ======           =======     =======     =======      ======     ======      ======
Total Return..........   4.95%    9.29%      (3.81)%(c)(e)     10.07%      14.43%       8.99%       5.52%     14.79%      (0.96)%(e)
Ratios/Supplementary
  Data:
Net Assets at end of
  period (000)........ $1,157   $  558    $      7           $33,279     $21,651     $10,799     $ 6,974    $ 4,655     $ 3,487
Ratio of expenses to
  average net
  assets..............   0.89%    0.92%       0.99%(d)          0.93%       0.91%       0.79%       1.01%      1.18%       1.04%(d)
Ratio of net
  investment income to
  average net
  assets..............   6.10%    6.29%       5.77%(d)          6.41%       6.23%       7.61%       7.77%      8.24%       8.63%(d)
Ratio of expenses to
  average net
  assets*.............   1.85%    1.89%       2.96%(d)          1.55%       1.55%       1.59%       1.94%      2.11%       2.06%(d)
Ratio of net
  investment income to
  average net
  assets*.............   5.14%    5.32%       3.80%(d)          5.79%       5.59%       6.81%       6.84%      7.31%       7.61%(d)
Portfolio turnover....  20.65%   36.20%      44.33%            58.81%      79.56%      65.81%      53.50%     24.83%       0.00%

---------------
(a) Period from commencement of operations.
(b) On June 20, 1994, the Bond Fund commenced offering Investor Shares (now called "Retail Shares") and designated existing shares as Fiduciary Shares.
(c) Represents total return for the Fiduciary Shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(d) Annualized.
(e) Not annualized.
(f) The Bond Fund commenced operations on June 23, 1988 as a result of the reorganization involving the Bond Portfolio of the IRA Collective Investment Fund described under GENERAL INFORMATION-- Reorganization of The IRA Fund & HighMark.
 * During the period the investment advisory and administration fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      PER SHARE INCOME AND CAPITAL CHANGES
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS)

               THE IRA COLLECTIVE INVESTMENT FUND BOND PORTFOLIO

                                                         JANUARY 1,
                                                        1988 THROUGH     YEAR ENDED     YEAR ENDED
                                                        JUNE 22, 1988   DECEMBER 31,   DECEMBER 31,
                                                         (UNAUDITED)        1987           1986
                                                        -------------   ------------   ------------
Investment income......................................   $   0.503       $  1.061       $  1.129
Operating expenses.....................................       0.065          0.128(b)       0.119(b)
                                                            -------        -------        -------
Net investment income..................................       0.438          0.933          1.010
Dividends from net investment income...................      (0.438)        (0.933)        (1.010)
Net realized and unrealized gain (loss) on
  investments..........................................      (0.050)        (0.966)         0.947
                                                            -------        -------        -------
Increase (decrease) in net asset value.................      (0.050)        (0.966)         0.947
Net Asset Value:
  Beginning of period..................................      11.281         12.247         11.300
                                                            -------        -------        -------
  End of period........................................   $  11.231       $ 11.281       $ 12.247
                                                            =======        =======        =======
Ratio of expenses to average net assets(a)(b)..........        1.20%          1.09%          0.92%
Ratio of net investment income to average net
  assets(a)............................................        8.03%          7.93%          7.83%
Portfolio turnover.....................................        0.00%          0.00%          1.61%
Number of Shares/units outstanding at end of period....     317,633        344,456        206,664

---------
(a) Annualized based on the period for which assets were held.

(b) The expenses shown are not representative of expenses actually incurred by the Bond Portfolio through May 31, 1987. During mid-May 1985, The Bank of California, N.A., investment adviser to the Bond Portfolio, commenced charging its management fee, and commencing June 1, 1987, operating expenses were charged to the Bond Portfolio. Had the maximum allowable operating expenses and management fees been paid by the Bond Portfolio for the entire period pursuant to the Management Agreement between the Bond Portfolio and The Bank of California, N.A., the per unit expenses and net investment income would have been as follows:

                                                     JANUARY 1,
                                                    1988 THROUGH       YEAR ENDED       YEAR ENDED
                                                    JUNE 22, 1988     DECEMBER 31,     DECEMBER 31,
                                                     (UNAUDITED)          1987             1986
                                                    -------------     ------------     ------------
    Expenses.......................................    $ 0.240          $  0.226         $  0.231
    Net investment income..........................      0.263             0.793            0.779
    Net asset value, end of year...................     11.231            11.281           12.247
    Expenses as a percentage of average net
      asset........................................       2.00%(a)          2.00%            2.00%

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Adviser"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania, 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Retail Shares, sales charges and the operation of HighMark's Distribution Plan, see HOW TO PURCHASE SHARES AND SERVICE ARRANGEMENTS below. (Retail Shares may be hereinafter referred to as "Shares.")

INVESTMENT              The investment objectives of the Funds are as follows:
OBJECTIVES
                        The Intermediate-Term Bond Fund seeks total return
                      through investments in fixed-income securities.

                        The Bond Fund seeks current income through investments
                      in long-term, fixed-income securities.

                        The investment objectives and certain of the investment
                      limitations of the Intermediate-Term Bond Fund and the Bond Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

INVESTMENT            Intermediate-Term Bond Fund
POLICIES
                        Under normal market conditions, at least 65% of the
                      Intermediate-Term Bond Fund's assets will be invested in bonds. For purposes of this policy "bonds" include (i) corporate bonds and debentures rated at the time of purchase as "investment grade" (one of the four highest bond rating categories by a nationally recognized statistical rating organization ("NRSRO") i.e., AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P") or Aaa,
                      Aa, A, or Baa by Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality;
                      (ii) Yankee Bonds and Eurodollar instruments; (iii) notes or bonds issued by the U.S. Government and its agencies and instrumentalities (such as Government National
                      Mortgage Association ("GNMA") securities); (iv) mortgage-backed securities, including privately issued mortgage-backed securities and readily-marketable asset-backed securities, which must be rated at the time of purchase as investment grade, or be determined by the Advisor to be of comparable quality; (v) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities;
                      (vi) obligations of supranational entities such as the World Bank and the Asian Development Bank; and (vii) zero coupon obligations. The remainder of the Fund's assets may be invested in money market instruments.

                        The dollar-weighted average portfolio maturity of the
                      Intermediate-Term Bond Fund will be from three to ten years.

                      Bond Fund

                        The Bond Fund invests in fixed-income securities with
                      maturities in excess of one year, except for amounts held in money market instruments. Fixed-income securities can have maturities of up to thirty years or more. Under normal market conditions, the Bond Fund will invest at least 65% of the value of its total assets in bonds and may invest up to 35% of its total assets in money market instruments.

                        For purposes of this policy "bonds" include (i)
                      corporate bonds and debentures rated at the time of purchase as investment grade or determined by the Advisor to be of comparable quality; (ii) Yankee Bonds and Eurodollar instruments; (iii) notes or bonds issued by the U.S. Government and its agencies and instrumentalities (such as GNMA securities); (iv) mortgage-backed securities, including privately issued mortgage-backed securities and readily-marketable asset backed securities, which must be rated at the time of purchase as investment grade, or be determined by the Advisor to be of comparable quality; (v) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) obligations of supranational entities such as the World Bank and the Asian Development Bank; and (vii) zero coupon obligations. In the event that a security owned by the Fund is downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security. The remainder of the Fund's assets may be invested in money market instruments.

                        The dollar-weighted average portfolio maturity of the
                      Bond Fund will be from five to twenty years.

GENERAL                 In the event that a security owned by the Fund is
                      downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

                      Money Market Instruments

                        Under normal market conditions, each Fixed Income Fund
                      may invest up to 35% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, a Fund may invest more than 35% of its total assets in money market instruments. A Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        Each Fund shall limit investment in illiquid securities
                      to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, a Fund may lend
                      its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Funds may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Fixed Income Funds may enter into forward
                      commitments or purchase securities on a "when-issued" basis. Each Fixed Income Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fixed Income Funds do not intend to purchase when-issued securities or enter into forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        A Fund may invest up to 5% of its total assets in the
                      securities of any one registered investment company, but may not own than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include securities of a money market fund of HighMark, and such companies may include companies for which the Advisor or a Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        A Fund may invest in futures and options on futures for
                      the purpose of achieving the Fund's objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index, are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

                        Certain of the obligations in which the Funds may invest
                      may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        In addition to credit risk which relates to the ability
                      of an issuer to make payments of principal and interest, all types of bonds are also subject to market risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the investments in the Fixed Income Funds and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in a Fund's portfolio. Therefore, an investment in the Funds may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

                        Depending upon prevailing market conditions, the Fixed
                      Income Funds may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

                        Securities rated BBB by S&P or Baa by Moody's are
                      considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

                        Each of the Fixed Income Funds may invest in securities
                      issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund's investment objective and policies, and are subject to special risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, changes in foreign currency exchange rates, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source or the adoption of other foreign governmental restrictions. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Fixed Income Funds will not hold foreign currency for investment purposes.

                        For further information regarding risks of particular
                      permitted investments, see "DESCRIPTION OF PERMITTED INVESTMENTS."

INVESTMENT              Each Fund may not:
LIMITATIONS

                        (1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations);

                        (2) Purchase any securities that would cause more than
                      25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and

                        (3) Make loans, except that a Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies and may not be changed without a vote of a majority of the outstanding Shares of the respective Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        A Fund will not purchase securities solely for the
                      purpose of short-term trading nor will the Fund's portfolio turnover rate be a factor preventing a sale or purchase when the Advisor believes investment considerations warrant. Each of the Fixed Income Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fixed Income Funds and could involve the realization of capital gains that would be taxable when distributed to shareholders of the relevant Fixed Income Fund. See FEDERAL TAXATION.

HOW TO                  As noted above, each Fund is divided into two classes of
PURCHASE SHARES       Shares, Retail and Fiduciary. Retail Shares may be
                      purchased at net asset value plus a sales charge. For a description of investors who qualify to purchase Fiduciary
                      Shares, see the Fiduciary Shares prospectus of the Fixed
                      Income Funds. HighMark's Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark's Fiduciary Class.

                        Retail Shares are sold on a continuous basis by
                      HighMark's Distributor, SEI Financial Services Company. The principal office of the Distributor is Oaks, Pennsylvania 19456. If you wish to purchase Shares, you may contact your investment professional or telephone HighMark at 1-800-433-6884.

                        The minimum initial investment is generally $1,000 for
                      each Fund and the minimum subsequent investment is generally $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar programs or accounts. Purchases and redemption of Shares of the Funds may be made on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days").

                        Purchase orders for Shares will be executed at a per
                      Share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor (plus any applicable sales charge). The net asset value per Share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of the Fund. Net asset value per Share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day. Purchases will be made in full and fractional Shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor or the Advisor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        The securities in each Fund will be valued at market
                      value. If market quotations are not available, the securities will be valued by a method that HighMark's Board of Trustees believes accurately reflects fair value. For further information about valuation of investments in the Fixed Income Funds, see the Statement of Additional Information.

                        Shares of the Funds are offered only to residents of
                      states in which the Shares are eligible for purchase.

                      How to Purchase By Mail

                        You may purchase Shares of the Intermediate-Term Bond
                      and Bond Funds by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "HighMark Funds (Fund Name)," to the Transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. All purchases made by check should be in U.S. dollars and made payable to "HighMark Funds (Fund Name)." Third party checks, credit card checks or cash will not be accepted. You may purchase more Shares at any time by mailing payment also to the transfer agent at the above address. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

                        You may obtain Account Application Forms for the
                      Intermediate-Term Bond and Bond Funds by calling the Distributor at 1-800-433-6884.

                      How to Purchase By Wire

                        You may purchase Shares of the Intermediate-Term Bond
                      and Bond Funds by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to the transfer agent and the wire instructions must include your account number. You must call the transfer agent at 1-800-433-6884 before wiring any funds. An order to purchase Shares by Federal funds wire will be deemed to have been received by a Fund on the Business Day of the wire; provided that the Shareholder wires funds to the transfer agent prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). If the transfer agent does not receive the wire by 1:00 p.m., Pacific time (4:00 p.m., Eastern time), the order will be executed on the next Business Day.

                      How to Purchase through an Automatic Investment Plan
                      ("AIP")

                        You may arrange for periodic additional investments in
                      the Intermediate-Term Bond and Bond Funds through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing this section in the Account Application form. The minimum pre-authorized investment amount is $100 per month. The AIP is available only for additional investments to an existing account.

                      How to Purchase Through Financial Institutions

                        Shares of the Funds may be purchased through financial
                      institutions, including the Advisor, that provide distribution assistance or Shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark.

                        Customers who desire to transfer the registration of
                      Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

                        Depending upon the terms of a particular Customer
                      account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

                      Sales Charges

                        The following table shows the regular sales charge on
                      Retail Shares to a "single purchaser" (defined below) together with the dealer discount paid to dealers and the agency commission paid to brokers (collectively the "commission"):

                                                                         SALES CHARGE AS
                                                      SALES CHARGE AS      APPROPRIATE      COMMISSION AS
                                                      A PERCENTAGE OF   PERCENTAGE OF NET   PERCENTAGE OF
                             AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE
                        ----------------------------- ---------------   -----------------   --------------
                        0-$24,999....................      3.00%              3.09%             2.70%
                        $25,000-$49,000..............      2.50%              2.56%             2.25%
                        $50,000-$99,000..............      2.00%              2.04%             1.80%
                        $100,000-$249,999............      1.50%              1.52%             1.35%
                        $250,000-$999,999............      1.00%              1.01%             0.90%
                        $1,000,000 and Over..........      0.00%*             0.00%             0.00%
                        ---------
                        * A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

                        The commissions shown in the table apply to sales
                      through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown above. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Retail Shares of a Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

                        In calculating the sales charge rates applicable to
                      current purchases of a Fund's Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Shares of a Fund and other of HighMark's funds (the "Eligible Funds") which are sold subject to a comparable sales charge.

                        The term "single purchaser" refers to (i) an individual,
                      (ii) an individual and spouse purchasing Shares of a Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. A Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

                      Letter of Intent

                        By initially investing at least $1,000 and submitting a
                      Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Shares of a Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefitting from the Letter, the Shareholder must notify the transfer agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the transfer agent that such purchases are applicable under the Letter.

                      Rights of Accumulation

                        In calculating the sales charge rates applicable to
                      current purchases of Retail Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Retail Shares of the Funds sold subject to a comparable sales charge.

                        To exercise your right of accumulation based upon Shares
                      you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

                      Sales Charge Waivers

                        The following categories of investors may purchase
                      Retail Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

                         (1) Existing holders of Retail Shares of a Fund upon
                      the reinvestment of dividend and capital gain distributions on those Shares;

                         (2) Investment companies advised by Pacific Alliance
                      Capital Management or distributed by SEI Financial Services Company or its affiliates placing orders on each entity's behalf;

                         (3) State and local governments;

                         (4) Individuals who have received distributions from
                      employee benefit trust accounts administered by Union Bank of California who are rolling over such distributions into an individual retirement account for which the Bank serves as trustee or custodian;

                         (5) Individuals who purchase Shares with proceeds from
                      a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California;

                         (6) Individuals who purchase Shares with proceeds
                      received in connection with a distribution paid from a Union Bank of California trust or agency account;

                         (7) Investment advisors or financial planners regulated
                      by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent;

                         (8) Investors purchasing Shares with proceeds from a
                      redemption of Shares of another open-end investment company (other than The HighMark Funds) on which a sales charge was paid if such redemption occurred within thirty
                      (30) days prior to the date of the purchase order. Satisfactory evidence of the purchaser's eligibility must be provided at the time of purchase (e.g., a confirmation of the redemption);

                         (9) Brokers, dealers and agents who are purchasing for
                      their own account and who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21);

                        (10) Investors purchasing Shares on behalf of a
                      qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh) sponsored by Union Bank of California;

                        (11) Purchasers of Retail Shares of the Growth Fund that
                      are sponsors of other investment companies that are unit investment trusts for deposit by such sponsors into such unit investment trusts, and to purchasers of Retail Shares of the Growth Fund that are holders of such unit investment trusts that invest distributions from such investment trusts in Retail Shares of the Growth Fund;

                        (12) Present and retired directors, officers and
                      employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company or their affiliated companies; and

                        (13) Investors receiving Shares issued in plans of
                      reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark is a party.

                        With regard to categories 2 through 12 above, the
                      Distributor must be notified that the purchase qualifies for a sales charge waiver at the time of purchase.

                      Reductions for Qualified Groups

                        Reductions in sales charges also apply to purchases by
                      individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

                        All orders from a qualified group will have to be placed
                      through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark.

EXCHANGE                As indicated under GENERAL INFORMATION--Description of
PRIVILEGES            HighMark & Its Shares, certain of HighMark's Funds issues
                      two classes of Shares (Retail Shares and Fiduciary
                      Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to each Fund's Retail
                      Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Retail Shares for Retail Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Retail Shares exchanged. Shareholders may exchange their Retail Shares for Retail Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Retail Shares of a Money Market Fund for which no sales load was paid for Retail Shares of a Fixed Income Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load. If Retail Shares of the Money Market Fund were acquired in a previous exchange involving Shares of a non-money market HighMark Fund, then such Shares of the Money Market Fund may be exchanged for Shares of a Fixed Income Fund without payment of any additional sales load within a twelve month period. In order to receive a reduced sales charge when exchanging into a Fund, the Shareholder must notify HighMark that a sales charge was originally paid and provide sufficient information to permit confirmation of qualification.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including Participating Organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in a Fixed
                      Income Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

REDEMPTION              You may redeem your Shares of the Intermediate-Term Bond
OF SHARES             and Bond Funds without charge on any Business Day. There
                      is presently a $15 charge for wiring redemption proceeds to a Shareholder's designated account. Shares may be redeemed by mail, by telephone or through a pre-arranged systematic withdrawal plan. Investors who own Shares held by a financial institution should contact that institution for information on how to redeem Shares.

                      By Mail

                        A written request for redemption of Shares of the
                      Intermediate-Term Bond and Bond Funds must be received by the transfer agent, P.O. Box 8416, Boston, Massachusetts 02266-8416 in order to constitute a valid redemption request.

                        If the redemption request exceeds $5,000, or if the
                      request directs the proceeds to be sent or wired to an address different from that of record, the transfer agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of Shares,
                      (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record.

                      Telephone Transactions

                        You may redeem your Shares of the Intermediate-Term Bond
                      and Bond Funds by calling the transfer agent at 1-800-433-6884. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $15 charge for wiring redemption proceeds.

                        You may request a wire redemption for redemptions of
                      Shares of the Intermediate-Term Bond and Bond Funds in excess of $500 by calling the transfer agent at 1-800-433-6884 who will deduct a wire charge of $15 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

                        Neither the transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

                        If market conditions are extraordinarily active or other
                      extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may consider placing your order by mail.

                      Systematic Withdrawal Plan ("SWP")

                        The Intermediate-Term Bond and Bond Funds offer a
                      Systematic Withdrawal Plan ("SWP"), which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current net asset value of $5,000 or more. You may elect to receive automatic payments via check or ACH of $100 or more on a monthly, quarterly, semi-annual or annual basis. You may arrange to receive regular distributions from your account via check or ACH by completing this section in the Account Application form.

                        To participate in the SWP, you must have your dividends
                      automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per Share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to the transfer agent. The transfer agent may require that the signature on the written notice be guaranteed.

                        It is generally not in your best interest to be
                      participating in the SWP at the same time that you are purchasing additional Shares if you have to pay a sales load in connection with such purchases.

                      Other Information Regarding Redemptions

                        Shareholders who desire to redeem Shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Funds reserve the right to make payment on redemptions in securities rather than cash.

                        Payment to the Shareholders for Shares redeemed will be
                      made within seven days after the transfer agent receives the valid redemption request. At various times, however, a Fund may be requested to redeem Shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, the redemption request will be rejected by the Fund. Once a Fund has received good payment for the Shares a Shareholder may submit another request for redemption.

                        Due to the relatively high costs of handling small
                      investments, each Fund reserves the right to redeem your Shares at net asset value if your account in any Fund has a value of less than the minimum initial purchase amount. Accordingly, if you purchase Shares of any Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any Shares. Before any Fund exercises its right to redeem such Shares you will be given notice that the value of the Shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least the minimum amount.

DIVIDENDS               The net income of each of the Fixed Income Funds is
                      declared and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL                 Each Fixed Income Fund intends to qualify for treatment
TAXATION as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that each Fund is not required to pay federal taxes on these amounts. Because all of the net investment income of the Fixed Income Funds is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Fixed Income Funds,
                      the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in a Fund.

                        Fund investments in foreign securities may be subject to
                      withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. The Fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such taxes.

                        Fund transactions in foreign currencies and hedging
                      activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting each Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE               The Advisor
ARRANGEMENTS
                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, serves as the Fixed Income Funds' investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as each Fund's investment advisor, Union Bank of California receives a fee from the Intermediate-Term Bond Fund and the Bond Fund, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the Fund's average daily net assets. Depending on the size of the Fund, this fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Bond Fund aggregating 0.45% of the Fund's average daily net assets. As of the date of this prospectus, the Intermediate-Term Bond Fund had not yet commenced operations in HighMark.

                        On April 1, 1996, The Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group, which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        All investment decisions for the Fixed Income Funds are
                      made by a team of investment professionals, all of whom take an active part in the decision making process. The team leader for both the Intermediate-Term Bond Fund and the Bond Fund is E. Jack Montgomery. Mr. Montgomery is a Vice President of the Advisor and has served as the portfolio manager of the Bond Fund since June, 1994. Prior to joining the Advisor, Mr. Montgomery was employed by the San Francisco Employees' Retirement System and, prior to that, First Interstate Bank of Oregon. Mr. Montgomery graduated from the University of Oklahoma in 1971 and earned his M.B.A. from the University of Oregon.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Retail Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Retail Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.03% of average daily net assets for the Intermediate-Term Bond Fund and 0.01% for the Bond Fund.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor.

                      The Distribution Plan

                        Pursuant to HighMark's Distribution Plan, each Fixed
                      Income Fund pays the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund's Retail Shares. The Distributor has agreed to waive its fees to 0.00% of the average daily net assets for each Fund.

                        The Distributor may use the distribution fee applicable
                      to a Fund's Retail Shares to provide distribution assistance with respect to the sale of the Fund's Retail Shares or to provide Shareholder services to the holders of the Fund's Retail Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Retail Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning a Fund's Retail Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plan will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a

                      "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

                        Participating Organizations may charge customers fees in
                      connection with investments in a Fixed Income Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

                        The distribution fee under the Distribution Plan will be
                      payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. The Distributor may from time to time voluntarily reduce its distribution fee with respect to a Fixed Income Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fee will lower such Fixed Income Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Funds contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of each Fund without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Fixed Income Funds. The Custodian holds cash securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL               Description of HighMark & Its Shares
INFORMATION
                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income
                      Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip
                      Growth Fund, Emerging Growth Fund, International Equity
                      Fund, Bond Fund, Intermediate-Term Bond Fund, Government
                      Securities Fund, Convertible Securities Fund, California
                      Intermediate Tax-Free Bond Fund, Diversified Money Market
                      Fund, U.S. Government Obligations Money Market Fund, 100%
                      U.S. Treasury Obligations Money Market Fund and California
                      Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth
                      Fund, the Emerging Growth Fund, the International Equity
                      Fund, the Intermediate-Term Bond Fund, the Convertible
                      Securities Fund, the Government Securities Fund, and the
                      California Intermediate Tax-Free Bond Fund, had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Fiduciary Shares of the Fixed Income Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996, there
                      was no person who owned of record or beneficially more than 25% of the Retail Shares of the Bond Fund. As of November 22, 1996, the Intermediate-Term Bond Fund had not yet commenced operations in HighMark.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Retail Shares of each Fixed Income Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

                        The aggregate total return and average annual total
                      return of the Fixed Income Funds may be quoted for the life of each Fund and for ten-year, five-year and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in a Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of a Fund is determined by annualizing the net
                      investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of a Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for a Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION-- Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF          The following is a description of permitted investments
PERMITTED             for the HighMark Fixed Income Funds.
INVESTMENTS
                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fixed Income Funds may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCK--
                      Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options

                      (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's.

                        LOAN PARTICIPATIONS--Loan participations are interests
                      in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

                        MONEY MARKET INSTRUMENTS--Short-term, interest bearing
                      instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality;
                      (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper. Certain of the obligations in which a Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        MORTGAGE-BACKED SECURITIES--Securities generally issued
                      or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

                        Although payments on certain mortgage-related securities
                      may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

                        Adjustable rate mortgage securities ("ARMS") are
                      pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

                        Collateralized mortgage obligations ("CMOs") are bonds
                      generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

                        One or more classes of CMOs may have coupon rates that
                      reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

                        Securities such as zero-coupon obligations,
                      mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Real Estate Mortgage Investment Conduits ("REMICs") are
                      private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

                        OPTIONS--Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, a Fund may buy options on stock indices to
                      invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action.

                        Securities subject to repurchase agreements will be held
                      by a qualified custodian or in the Federal
                      Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enters into forward commitments, HighMark's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received.

                      These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The purchase of securities on a "when-issued" basis or forward commitments may have the effect of leverage, which may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Fixed Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                          HighMark FIXED INCOME FUNDS
                            INVESTMENT PORTFOLIOS OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, PA 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                                - Balanced Fund

                                   Prospectus

                                Fiduciary Shares

                                 March 28, 1997

84821-A(3/97)                 [LOGO] HIGHMARK(SM)
                                     FUNDS

                                 HIGHMARK FUNDS

                                 BALANCED FUND

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark's Balanced Fund.

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the Balanced Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Balanced Fund. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of HighMark Balanced Fund (the "Balanced Fund" or the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Balanced Fund seeks capital appreciation and income, with a secondary investment objective of conservation of capital. (See "INVESTMENT OBJECTIVE").

WHAT ARE THE FUND'S PERMITTED INVESTMENTS? The Fund primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks. The Fund may also invest consistent with its investment objective and investment policies in fixed-income securities. (See "INVESTMENT POLICIES").

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE BALANCED FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. The Fund may purchase common stocks and other equity securities that are volatile and which may fluctuate in value more than other types of investments. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates, and may be affected by other market and economic factors as well. (See "Risk Factors").

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of the Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor").

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator").

WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian").

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor").

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES").

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS").

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    2
Balanced Fund Fee Table...............................................................    4
Financial Highlights..................................................................    5
Fund Description......................................................................    6
Investment Objective..................................................................    6
Investment Policies...................................................................    6
General...............................................................................    7
  Money Market Instruments............................................................    7
  Illiquid and Restricted Securities..................................................    7
  Lending of Portfolio Securities.....................................................    7
  Other Investments...................................................................    8
  Risk Factors........................................................................    9
Investment Limitations................................................................   11
  Portfolio Turnover..................................................................   12
Purchase and Redemption of Shares.....................................................   12
Exchange Privileges...................................................................   14
Dividends.............................................................................   15
Federal Taxation......................................................................   15
Service Arrangements..................................................................   17
  The Advisor.........................................................................   17
  Administrator.......................................................................   18
  The Transfer Agent..................................................................   18
  Shareholder Service Plan............................................................   18
  Distributor.........................................................................   19
  Banking Laws........................................................................   19
  Custodian...........................................................................   19
General Information...................................................................   19
  Description of HighMark & Its Shares................................................   19
  Performance Information.............................................................   20
  Miscellaneous.......................................................................   21
Description of Permitted Investments..................................................   22

                            BALANCED FUND FEE TABLE

                                                                                                      BALANCED FUND
                                                                                                        FIDUCIARY
                                                                                                         SHARES
                                                                                                      -------------
SHAREHOLDER TRANSACTION EXPENSES(a)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price).......................         0%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)............         0%
  Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as                 0%
    applicable).....................................................................................
  Redemption Fees (as a percentage of amount redeemed, if applicable)(b)............................         0%
  Exchange Fee(a)...................................................................................      $   0
ANNUAL OPERATING EXPENSES
  (as a percentage of net assets)
  Management Fees...................................................................................      0.60%
  12b-1 Fees........................................................................................      0.00%
  Other Expenses (after voluntary reduction)(c).....................................................      0.30%
                                                                                                       --------
  Total Fund Operating Expenses(d)..................................................................      0.90%
                                                                                                       ========

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
Balanced Fund Fiduciary Shares..................................   $9       $29       $50       $111

  The purpose of the table above is to assist an investor in the Balanced Fund in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of the Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Balanced Fund on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS-- below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See PURCHASE AND REDEMPTION OF SHARES below.)

(c) Absent voluntary fee waivers, OTHER EXPENSES would be 0.48% for the Fiduciary Shares of the Balanced Fund.

(d) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be 1.08% for the Fiduciary Shares of the Balanced Fund.

                              FINANCIAL HIGHLIGHTS

  The table below sets forth certain financial information with respect to the Fiduciary Shares of the Balanced Fund. Financial highlights for the Fund for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent accountants for HighMark.

  Prior to June 20, 1994, the Balanced Fund offered a single class of Shares (now designated Fiduciary Shares) throughout the periods shown.

                                 BALANCED FUND

                                                                                     NOV. 14,
                                                                                      1993 TO
                                                        YEAR ENDED JULY 31,          JULY 31,
                                                     -------------------------       ---------
                                                       1996            1995           1994(a)
                                                     FIDUCIARY       FIDUCIARY       FIDUCIARY
                                                     ---------       ---------       ---------
Net Asset Value,
  Beginning of Period..............................   $ 10.85         $  9.76         $ 10.00
                                                      -------         -------         -------
Investment Activities
  Net investment income............................      0.40            0.39            0.26
  Net realized and unrealized gains (losses) on
     investments...................................      0.79            1.09           (0.24)
                                                      -------         -------         -------
     Total from Investment Activities..............      1.19            1.48            0.02
                                                      -------         -------         -------
Distributions
  Net investment income............................     (0.40)          (0.39)          (0.26)
                                                      -------         -------         -------
Net Asset Value, End of Period.....................   $ 11.64         $ 10.85         $  9.76
                                                      =======         =======         =======
Total Return.......................................     11.06%          15.62%          (0.26)%(d)
Ratios/Supplementary Data:
Net Assets at end of period (000)..................   $39,502         $29,961         $25,851
Ratio of expenses to average net assets............      0.94%           0.89%           0.87%(b)
Ratio of net investment income to average net
  assets...........................................      3.49%           3.93%           3.77%(b)
Ratio of expenses to average net assets*...........      1.78%           1.80%           1.79%(b)
Ratio of net investment income to average net
  assets*..........................................      2.65%           3.02%           2.85%(b)
Portfolio turnover (c).............................     12.84%          20.70%          44.14%

---------
(a) Period from commencement of operations. On June 20, 1994, the Balanced Fund commenced offering Investor Shares (now called "Retail Shares") and designated existing shares as Fiduciary Shares.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Not annualized.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVE               The Balanced Fund seeks capital appreciation and income.
                      Conservation of capital is a secondary consideration.

                        The investment objective and certain of the investment
                      limitations of the Balanced Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT
POLICIES                The Balanced Fund may invest in any type or class of
                      security. Under normal market conditions, the Balanced Fund will invest between 50% and 70% of its total assets in equity securities. Senior fixed-income securities will normally constitute at least 25% of the Balanced Fund's net assets.

                        Equity securities include common stocks, warrants to
                      purchase common stocks, American Depositary Receipts ("ADRs"), preferred stocks, securities (including debt securities) convertible into or exercisable for common stocks and Standard & Poor's Depositary Receipts ("SPDRs"). The Balanced Fund's fixed-income investments consist of bonds, debentures, notes, zero-coupon securities, all forms of mortgage-related securities (including collateralized mortgage obligations), and obligations issued or guaranteed by the U.S. or foreign Governments or their agencies or instrumentalities. Privately issued mortgage-backed securities must be rated in one of the top two categories by at least one NRSRO as defined below. In addition to mortgage-backed securities, the Balanced Fund may invest in other asset-backed securities including, but not limited to, those backed by company receivables, truck and auto loans, leases, and credit card or other receivables.

                        The Balanced Fund may invest in bonds, notes and
                      debentures of any maturity issued by U.S. and foreign corporate and governmental issuers. The Balanced Fund will invest only in corporate fixed-income securities that are rated at the time of purchase as investment grade by a nationally recognized statistical rating organization ("NRSRO") (e.g., at least Baa from Moody's Investors Service, Inc. ("Moody's") or BBB from Standard & Poor's Corporation ("S&P")) or, if unrated, which the Advisor deems to be attractive opportunities and of comparable quality. For a description of the rating symbols of the NRSROs utilized by the Advisor, see the Appendix to the Statement of Additional Information.

                        In the event that a security owned by the Fund is
                      downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

                        The portions of the Balanced Fund's assets invested in
                      equity securities and fixed-income securities will vary from time to time within the stated ranges, depending upon the Advisor's assessment of business, economic and market conditions. The Advisor considers a combination of risk, capital appreciation, income, and protection of capital value.

GENERAL               Money Market Instruments

                        Under normal market conditions, the Balanced Fund may
                      invest up to 25% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, the Fund may invest more than 25% of its total assets in money market instruments. The Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        The Balanced Fund shall limit investment in illiquid
                      securities to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and
                      Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, the Fund may
                      lend its portfolio securities to broker-dealers, banks or other institutions. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Fund may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Balanced Fund may enter into forward commitments or
                      purchase securities on a "when-issued" basis. The Balanced Fund expects that commitments by it to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fund does not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The Fund may also invest in money market instruments,
                      money market funds, and in cash, and may invest in other registered investment companies with similar investment objectives.

                        The Balanced Fund may invest up to 5% of its total
                      assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include shares of a money market fund of HighMark, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        The Balanced Fund may write covered calls on its equity
                      securities and enter into closing transactions with respect to covered call options.

                        The Fund may also buy and sell options, futures
                      contracts and options on futures. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets. The aggregate value of options on securities (long puts and calls) will not exceed 10% of the Fund's net assets at the time such options are purchased by the Fund.

                        The Fund may purchase options in stock indices to invest
                      cash on an interim basis. The aggregate premium paid on all options on stock indices cannot exceed 20% of the Fund's total assets.

                        All of the common stocks in which the Balanced Fund
                      invests (including foreign securities in the form of ADRs but not including Rule 144A Securities) are traded on registered exchanges or in the over-the-counter market.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        Like any investment program, investment in the Balanced
                      Fund entails certain risks. As with a fund investing primarily in equity securities, the Balanced Fund is subject to the risk that prices of equity securities, or certain types of equity securities in which the Fund invests, in general will decline over short or even extended periods. Since the Fund's shares will fluctuate in value, the Fund may be more suitable for long-term investors who can bear the risk of short-term fluctuations. In addition, the market value of fixed-income securities bears an inverse relationship to changes in market interest rates, which may affect the net asset value of Shares. The longer the remaining maturity of a security, the greater is the effect of interest rate changes on its market value. Generally, because of their fixed-income features, convertible securities will fluctuate in value to a lesser degree than the common stocks into which they are convertible. Changes in the value of a Fund's fixed-income securities will not affect cash income received from ownership of such securities, but will affect a Fund's net asset value.

                        Because the Balanced Fund also invests in debt
                      securities, investors in the Balanced Fund are also exposed to credit risk, which relates to the ability of an issuer to make payments of principal and interest, and market risk, which relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the investments in the Balanced Fund and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio. Therefore, an investment in the Fund may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period. While debt securities normally fluctuate less in price than equity securities, there have been extended periods of cyclical increases in interest rates that have caused significant declines in debt securities prices. Certain fixed-income securities which may be purchased by the

                      Balanced Fund such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Depending upon prevailing market conditions, the
                      Balanced Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.

                        As described above, the Balanced Fund may invest in debt
                      securities within the four highest rating categories assigned by a NRSRO and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by the Balanced Fund to fall below the fourth highest rating category, the Advisor will consider such an event in determining whether the Balanced Fund should continue to hold that security. In no event, however, would the Balanced Fund be required to liquidate any such portfolio security where the Balanced Fund would suffer a loss on the sale of such security.

                        The Balanced Fund may invest in convertible securities,
                      which include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The Balanced Fund will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by a NRSRO or that is not rated but is determined to be of comparable quality by the Advisor.

                        The Balanced Fund may invest in securities issued or
                      guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with the Fund's investment objective and policies, and are subject to special risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, changes in foreign currency exchange rates, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source or the adoption of other foreign governmental restrictions. To the extent that the Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Balanced Fund will not hold foreign currency for investment purposes.

INVESTMENT
LIMITATIONS             The Balanced Fund may not:

                        1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations);

                        2) Purchase any securities that would cause more than
                      25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the

                      U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry);

                        3) Make loans, except that the Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        The Fund's portfolio turnover rate will not be a factor
                      preventing a sale or purchase when the Advisor believes investment considerations warrant. The Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fund and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the Fund. See FEDERAL TAXATION.

PURCHASE AND
REDEMPTION
OF SHARES               As noted above, the Fund is divided into two classes of
                      Shares, Retail and Fiduciary. Fiduciary Shares may be purchased at net asset value. Only the following investors qualify to purchase the Balanced Fund's Fiduciary Shares:
                      (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts;
                      (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the Balanced Fund; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21 of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who cur-rently own Shares of HighMark Funds which were purchased before April 30, 1997.

                        Purchases and redemptions of Shares of the Balanced Fund
                      may be made on days on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 and the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. The Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans. However, the minimum investment may be waived in the Distributor's discretion. Shareholders may place orders by telephone.

                        Purchase orders will be effective if the Distributor
                      receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        Shares of the Balanced Fund are offered only to
                      residents of states in which the shares are eligible for purchase.

                        Shareholders who desire to redeem shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Fund reserves the right to make payment for redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including participating organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in the Balanced
                      Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               The net income of the Balanced Fund is declared and paid
                      monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                The Balanced Fund intends to qualify for treatment as a
                      "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that the Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. The 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in the Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Balanced Fund, the
                      impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in the Fund.

                        Fund investments in foreign securities may be subject to
                      withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. The Fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such taxes.

                        Fund transactions in foreign currencies and hedging
                      activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

                        Investment in an entity that qualifies as a "passive
                      foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" received with respect to the investment, and on the proceeds from disposition of the investment.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A. serves as the Balanced Fund's investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as the Fund's investment advisor, Union Bank of California receives a fee from the Balanced Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the Fund's average daily net assets. This fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Balanced Fund aggregating 0.54% of the Fund's average daily net assets.

                        On April 1, 1996, the Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        All investment decisions for the Balanced Fund are made
                      by a team of investment professionals, all of whom take an active part in the decision making process. The team leader for the Balanced Fund is Carl J. Colombo. Mr. Colombo is a Vice-President of the Advisor, and has served as team leader for the Stepstone Balanced and Growth Equity Funds. Mr. Colombo has been with the Advisor and its predecessor, Union Bank, since 1985.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Fund. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, the Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.09% of average daily net assets.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Fund contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of the Fund without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Fund. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Balanced Fund. The Custodian holds cash, securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Fund's shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government

                      Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund and the California Intermediate Tax-Free Bond Fund had been offered for sale in HighMark Funds. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares of the Balanced Fund, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996, Union
                      Bank of California (475 Sansome Street, Post Office Box 45000, San Francisco, CA 94104) was the Shareholder of record of 97.91% of the Fiduciary Shares of the Balanced Fund.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of the Balanced Fund. Performance information is computed separately for the Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

                        The aggregate total return and average annual total
                      return of the Fund may be quoted for the life of the Fund and for ten-year, five-year, three-year and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing the Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in the Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of the Fund is determined by annualizing the
                      net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of the Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for the Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Balanced Fund.

                        AMERICAN DEPOSITARY RECEIPTS (ADRs) -- ADRs are receipts
                      typically issued by a U.S. financial institution that evidence ownership of underlying securities issued by a foreign issuer.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE) -- Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage assetbacked securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Assetbacked securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES -- Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT -- Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER -- Unsecured short-term promissory
                      notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED
                      STOCK -- Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES -- Instruments whose value is derived from
                      an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES -- Some futures
                      strategies, including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS -- Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        MONEY MARKET INSTRUMENTS -- Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        MORTGAGE-BACKED SECURITIES -- Securities generally
                      issued or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

                        Although payments on certain mortgage-related securities
                      may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

                        Adjustable rate mortgage securities ("ARMS") are
                      pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

                        Collateralized mortgage obligations ("CMOs") are bonds
                      generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

                        One or more classes of CMOs may have coupon rates that
                      reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

                        Securities such as zero-coupon obligations,
                      mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Real Estate Mortgage Investment Conduits ("REMICs") are
                      private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

                        OPTIONS -- Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        RECEIPTS -- Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS -- Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS -- A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES -- Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES -- Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, HighMark's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING -- During the time portfolio
                      securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE -- A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs) -- SPDRs
                      are interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

                        TAX-EXEMPT COMMERCIAL PAPER -- Commercial paper, which
                      is commercial paper issued by governments and political subdivisions.

                        TIME DEPOSITS -- Non-negotiable receipts issued by U.S.
                      or foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES -- Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS -- Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS -- Obligations
                      that may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS -- Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS -- Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS -- Non-income producing
                      securities evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                             HIGHMARK BALANCED FUND
                            INVESTMENT PORTFOLIO OF
                                 HIGHMARK FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                             call 1-(800) 433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                             - California
                               Intermediate
                               Tax-Free Bond Fund

                                   Prospectus

                                Fiduciary Shares

                                 March 28, 1997

84825-A(3/97)                 [LOGO] HIGHMARK(SM)
                                     FUNDS

                                 HIGHMARK FUNDS

                   CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark's California Intermediate Tax-Free Bond Fund.

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the California Intermediate Tax-Free Bond Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company,Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the HighMark California Intermediate Tax-Free Bond Fund (the "California Intermediate Tax-Free Bond Fund" or the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to provide high current income that is exempt from federal and State of California income taxes. (See "INVESTMENT OBJECTIVE")

WHAT ARE THE FUND'S PERMITTED INVESTMENTS? The Fund invests primarily in investment grade or better bonds and notes issued by the State of California, its agencies, instrumentalities and political sub-divisions, the income on which is exempt from regular federal and State of California personal income taxes ("California Municipal Securities"). (See "INVESTMENT POLICIES")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. Shares of the Fund will fluctuate in value with the value of the Fund's underlying portfolio securities. Values of fixed income securities in which the Fund invests tend to vary inversely with interest rates, and may be affected by other market and economic factors affecting the State of California as well. (See "Risk Factors")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

WHO IS THE CUSTODIAN? Union Bank of California, N.A., (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    2
California Intermediate Tax-Free Bond Fund Fee Table..................................    4
Fund Description......................................................................    5
Investment Objective..................................................................    5
Investment Policies...................................................................    5
  California Municipal Securities.....................................................    6
General...............................................................................    7
  Money Market Instruments............................................................    7
  Illiquid and Restricted Securities..................................................    7
  Lending of Portfolio Securities.....................................................    7
  Other Investments...................................................................    7
  Risk Factors........................................................................    8
Investment Limitations................................................................    9
  Portfolio Turnover..................................................................   10
Purchase and Redemption of Shares.....................................................   10
Exchange Privileges...................................................................   11
Dividends.............................................................................   12
Taxes.................................................................................   13
  Federal Taxation....................................................................   13
  California Taxes....................................................................   15
Service Arrangements..................................................................   16
  The Advisor.........................................................................   16
  Administrator.......................................................................   17
  The Transfer Agent..................................................................   17
  Shareholder Service Plan............................................................   18
  Distributor.........................................................................   18
  Banking Laws........................................................................   18
  Custodian...........................................................................   18
General Information...................................................................   19
  Description of HighMark & Its Shares................................................   19
  Performance Information.............................................................   19
  Miscellaneous.......................................................................   20
Description of Permitted Investments..................................................   21

              CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND FEE TABLE

                                                                                                         CALIFORNIA
                                                                                                        INTERMEDIATE
                                                                                                          TAX-FREE
                                                                                                         BOND FUND
                                                                                                         FIDUCIARY
                                                                                                           SHARES
                                                                                                        ------------
SHAREHOLDER TRANSACTION EXPENSES(a)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price).........................      0.00%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)..............         0%
  Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as
    applicable).......................................................................................         0%
  Redemption Fees (as a percentage of amount redeemed, if applicable)(b)..............................         0%
  Exchange Fee(a).....................................................................................      $  0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees (after voluntary reduction)(c)......................................................      0.00%
  12b-1 Fees..........................................................................................      0.00%
  Other Expenses (after voluntary reduction)(d).......................................................      0.22%
                                                                                                           -----
  Total Fund Operating Expenses (after voluntary reduction)(e)........................................      0.22%
                                                                                                           =====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                1        3        5        10
                                                               YEAR    YEARS    YEARS     YEARS
                                                              ------   ------   ------   -------
California Intermediate Tax-Free Bond Fund Fiduciary
  Shares....................................................    $2       $7      $ 12      $28

  The purpose of the tables above is to assist an investor in the California Intermediate Tax-Free Bond Fund in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of the Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the California Intermediate Tax-Free Bond Fund on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder.

(c) Absent voluntary fee waivers, MANAGEMENT FEES would be 0.50% for the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund.

(d) OTHER EXPENSES for the California Intermediate Tax-Free Bond Fund are based on that Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be 0.74% for the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund.

(e) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.24% for the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVE               The California Intermediate Tax-Free Bond Fund seeks to
                      provide high current income that is exempt from federal and State of California income taxes.

                        The investment objective and certain of the investment
                      limitations of the California Intermediate Tax-Free Bond Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT
POLICIES                Under normal market conditions, the Fund will invest
                      primarily in bonds and notes issued by the State of California, its agencies, instrumentalities, and political sub-divisions, the income on which is exempt from regular federal and State of California personal income taxes ("California Municipal Securities"). The Fund may also invest in bonds and notes of other states, territories, and possessions of the U.S. and their agencies, authorities, instrumentalities and political sub-divisions which are exempt from federal income taxes, and in shares of other investment companies, specifically money market funds, which have similar investment objectives.

                        Under normal market conditions, at least 80% of the
                      Fund's assets will be invested in bonds and notes rated AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A or BBB by Fitch Investors Service ("Fitch") or investment grade by a nationally recognized rating agency or are deemed by the Advisor to be of comparable quality at the time of purchase and which pay interest that is not treated as a preference item for purposes of the federal alternative minimum tax. In the event that a security owned by the Fund is downgraded below the stated ratings categories, the Advisor will take appropriate action with regard to the security.

                        Under California law, a mutual fund must have at least
                      50% of its total assets invested in California Municipal Securities at the end of each quarter of its taxable year in order to be eligible to pay California residents dividends that are wholly or partially exempt from California personal income taxes. Accordingly, the Fund intends to maintain at least 65% of its assets in California Municipal Securities and may invest up to 100% of its assets in such securities.

                        The Fund has no restrictions on the maturity of
                      municipal securities in which it may invest. Under normal market conditions, the dollar-weighted average portfolio maturity of the Fund is expected to be from three to ten years. Accordingly, the Fund seeks to invest in municipal securities of such maturities which, in the judgment of the Advisor, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

                      California Municipal Securities

                        The two principal classifications of California
                      Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable primarily from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds (formerly known as industrial revenue bonds) are generally revenue bonds.

                        Certain California Municipal Securities are municipal
                      lease revenue obligations (or certificates of participation or "COPs"), which typically provide that the municipality has no obligation to make lease or installment payments in future years unless money is appropriated for such purpose. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund's policy to invest in COPs that are rated in one of the four highest rating categories used by Moody's, S&P, or Fitch.

                        California Municipal Securities also include so-called
                      Mello-Roos and assessment district bonds, which are usually unrated instruments issued to finance the building of roads and other public works and projects that are primarily secured by real estate taxes levied on property located in the local community. Most of these bonds do not seek agency ratings because the issues are too small, and in most cases, the purchase of these bonds is based upon the Advisor's determination that it is suitable for the Fund.

                        Certain of the obligations in which the Fund may invest
                      may be variable or floating rate instruments and may involve a conditional or unconditional demand feature.

GENERAL               Money Market Instruments

                        When market conditions indicate a temporary "defensive"
                      investment strategy as determined by the Advisor, the Fund may invest more than 20% of its total assets in municipal obligations of other states or taxable money market instruments including repurchase agreements. The Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in taxable money market instruments.

                      Illiquid and Restricted Securities

                        The Fund shall limit investment in illiquid securities
                      to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, the Fund may
                      lend its portfolio securities to broker-dealers, banks or other institutions. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Fund may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Fund may enter into forward commitments or purchase
                      securities on a "when-issued" basis. The Fund expects that commitments by it to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fund does not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The Fund may invest up to 5% of its total assets in the
                      securities of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include securities of a money market fund of HighMark, and such companies may include companies for which the Advisor or a Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by the Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investments in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        The Fund may invest in futures and options on futures
                      for the purpose of achieving the Fund's objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index, are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        In addition to credit risk which relates to the ability
                      of an issuer to make payments of principal and interest, all types of bonds are also subject to market risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the investments in the Fund and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's Shares will vary as a result of changes in the value of the securities in the Fund's portfolio. Therefore, an investment in the Fund may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

                        Changes by recognized rating agencies in the rating of
                      any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of fund securities will not affect cash income derived from these securities, but will affect the Fund's net asset value.

                        The ability of the State of California and its political
                      sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations. In addition, during the first half of the decade, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs.

                        The financial difficulties experienced by the State of
                      California and municipal issuers during the recession resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies.

                        Securities rated BBB by S&P or Fitch or Baa by Moody's
                      are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

INVESTMENT
LIMITATIONS             The Fund may not:

                        1. Purchase securities of any issuer (except securities
                      issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

                        2. Purchase any securities which would cause more than
                      25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities, and provided further, that utilities as a group will not be considered to be one industry, and wholly-owned subsidiaries organized to finance the operations of their parent companies will be considered to be in the same industries as their parent companies.

                        3. Make loans, except the Fund may (a) purchase or hold
                      debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) lend securities.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        The Fund's portfolio turnover rate will not be a factor
                      preventing a sale or purchase when the Advisor believes investment considerations warrant. The Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fund and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the Fund. See "Federal Taxation."

PURCHASE AND
REDEMPTION
OF SHARES               As noted above, the Fund is divided into two classes of
                      Shares, Retail and Fiduciary. Fiduciary Shares may be purchased at net asset value. Only the following investors qualify to purchase the California Intermediate Tax-Free Bond Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates;
                      (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the California Intermediate Tax-Free Bond Fund.

                        Purchases and redemptions of Shares of the California
                      Intermediate Tax-Free Bond Fund may be made on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 and the minimum subsequent investment is generally $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. The Fund's initial and subsequent minimum purchase amounts may be waived, in the Distributor's discretion if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar programs or accounts. Shareholders may place orders by telephone.

                        Purchase orders will be effective if the Distributor
                      receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time), and the custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        Shares of the California Intermediate Tax-Free Bond Fund
                      are offered only to residents of states in which the Shares are eligible for purchase.

                        Shareholders who desire to redeem shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Fund reserves the right to make payment on redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution

                      Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including participating organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in the
                      California Intermediate Tax-Free Bond Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               The net income of the California Intermediate Tax-Free
                      Bond Fund is declared and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

TAXES                 Federal Taxation

                        The California Intermediate Tax-Free Bond Fund intends
                      to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains, if any, so that the Fund is not required to pay federal taxes on these amounts.

                        Because all of the Fund's net investment income is
                      expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations. The Fund is not managed to generate any long-term capital gains and, therefore, does not foresee paying any significant "capital gains dividends" as described in the Code.

                        Exempt-interest dividends from the Fund are excludable
                      from Shareholders' gross income for federal income tax purposes. Such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. Shareholders are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.

                        Under the Code, interest on indebtedness incurred or
                      continued by a Shareholder to purchase or carry Shares of the Fund is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the Shareholder's taxable year.

                        Under the Code, if a Shareholder sells a Share of the
                      Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold.

                        In addition, any loss (not already disallowed as
                      provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

                        The Fund may at times purchase California Municipal
                      Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the California Tax-Free Money Market Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

                        To the extent dividends paid to Shareholders are derived
                      from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares.

                        Under the Code, dividends attributable to interest on
                      certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference). Shareholders of the Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund).

                        Prior to purchasing Shares of the California
                      Intermediate Tax-Free Bond Fund, the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in the Fund.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the State-ment of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

                      California Taxes

                        The Fund intends to qualify to pay dividends to
                      Shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The Fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) the Fund continues to qualify as a regulated investment company.

                        If the Fund qualifies to pay California exempt-interest
                      dividends, dividends distributed to Shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the Fund in a written notice to Shareholders mailed within 60 days of the close of the Fund's taxable year and (2) to the extent that they are derived from the interest received by the Fund during the year on California Tax Exempt Obligations (less related expenses). If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend. The Fund will notify Shareholders of the amount of California exempt-interest dividends each year. Corporations subject to California franchise tax that invest in the Fund generally will not be entitled to exclude California exempt-interest dividends from income.

                        Dividend distributions that do not qualify for treatment
                      as California exempt-interest dividends will be taxable to Shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Fund's earnings and profits.

                        Interest on indebtedness incurred or continued by a
                      Shareholder in connection with the purchase of Shares of the Fund will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

                        The foregoing is a general, abbreviated summary of
                      certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of Shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A., serves as the California Intermediate Tax-Free Bond Fund's investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as the Fund's investment advisor, Union Bank of California receives a fee from the California Intermediate Tax-Free Bond Fund, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the Fund's average daily net assets. This fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. As of the date of this Prospectus, the California Intermediate Tax-Free Bond Fund had not yet commenced operations in HighMark.

                        On April 1, 1996, The Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group, which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        All investment decisions for the California Intermediate
                      Tax-Free Bond Fund are made by a team of investment professionals, all of whom take an active part in the decision making process. The team leader for the Fund is Robert Bigelow. Mr. Bigelow has been with Union Bank of California, and its predecessor, Union Bank since June 1994. Mr. Bigelow served as a portfolio manager at City National Bank from January, 1986 to June, 1994.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the Fund's average daily net assets. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of 0.15% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the Fund's average daily net assets. Union Bank of California has voluntarily agreed to reduce this fee to 0.00%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.00% of average daily net assets.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Fund contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of the Fund without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Fund. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the California Intermediate Tax-Free Bond Fund. The custodian holds cash securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Fund's shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund, and the California Intermediate Tax-Free Bond Fund, had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares of the California Intermediate Tax-Free Bond Fund, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund. Performance information is computed separately for the Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

                        The aggregate total return and average annual total
                      return of the California Intermediate Tax-Free Bond Fund may be quoted for the life of the Fund and for ten-year, five-year and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing the Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in the Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of the Fund is determined by annualizing the
                      net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of the Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for the Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in the Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan.

                        HighMark is not required to hold regular annual meetings
                      of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS
                        The following is a description of permitted investments
                      for the HighMark California Intermediate Tax-Free Bond
                      Fund.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        MORTGAGE-BACKED SECURITIES--Securities generally issued
                      or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

                        Although payments on certain mortgage-related securities
                      may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

                        Adjustable rate mortgage securities ("ARMS") are
                      pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

                        Collateralized mortgage obligations ("CMOs") are bonds
                      generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

                        One or more classes of CMOs may have coupon rates that
                      reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

                        Securities such as zero-coupon obligations,
                      mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Real Estate Mortgage Investment Conduits ("REMICs") are
                      private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

                        MUNICIPAL FORWARDS--Municipal Forwards are forward
                      commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

                        MUNICIPAL SECURITIES--Municipal securities consist of
                      (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

                        PARTICIPATION INTERESTS--Participation interests are
                      interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "Federal Taxation."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is
                      commercial paper issued by governments and political sub-divisions.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

              HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
                            INVESTMENT PORTFOLIO OF
                                 HIGHMARK FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                               - Convertible
                                 Securities Fund

                                   Prospectus

                                Fiduciary Shares

                                 March 28, 1997

84826-A(3/97)                 [LOGO] HIGHMARK(SM)
                                     FUNDS

                                 HIGHMARK FUNDS

                          CONVERTIBLE SECURITIES FUND

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark's Convertible Securities Fund.

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the Convertible Securities Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Convertible Securities Fund. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HIGHMARK") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the HighMark Convertible Securities Fund (the "Convertible Securities Fund" or the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks a high level of current income and capital appreciation by investing in convertible securities. (See "INVESTMENT OBJECTIVE")

WHAT ARE THE FUND'S PERMITTED INVESTMENTS? The Fund invests primarily in convertible securities, including bonds, debentures, notes and preferred stocks convertible into common stock. (See "INVESTMENT POLICIES")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The Fund may invest up to 35% of its assets in convertible bonds rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") and as low as Caa by Moody's or CCC by S&P, which are lower-quality, higher-yielding, high-risk debt securities. (See "Risk Factors")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

WHO IS THE SUB-ADVISOR? Bank of Tokyo-Mitsubishi Trust Company serves as the Sub-Advisor to the Convertible Securities Fund. (See "The Sub-Advisor")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

WHO IS THE CUSTODIAN? Union Bank of California, N.A., (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary................................................................................   2
Convertible Securities Fund Fee Table..................................................   4
Fund Description.......................................................................   5
Investment Objective...................................................................   5
Investment Policies....................................................................   5
General................................................................................   6
 Money Market Instruments..............................................................   6
 Illiquid and Restricted Securities....................................................   6
 Lending of Portfolio Securities.......................................................   7
 Other Investments.....................................................................   7
 Risk Factors..........................................................................   8
 Risks Associated with Convertible Securities..........................................   9
Investment Limitations.................................................................   9
 Portfolio Turnover....................................................................  10
Purchase and Redemption of Shares......................................................  10
Exchange Privileges....................................................................  11
Dividends..............................................................................  12
Federal Taxation.......................................................................  13
Service Arrangements...................................................................  14
 The Advisor...........................................................................  14
 The Sub-Advisor.......................................................................  15
 Administrator.........................................................................  16
 The Transfer Agent....................................................................  17
 Shareholder Service Plan..............................................................  17
 Distributor...........................................................................  17
 Banking Laws..........................................................................  17
 Custodian.............................................................................  18
General Information....................................................................  18
  Description of Highmark & Its Shares.................................................  18
  Performance Information..............................................................  18
  Miscellaneous........................................................................  19
Description of Permitted Investments...................................................  20

                     CONVERTIBLE SECURITIES FUND FEE TABLE

                                                                                                       CONVERTIBLE
                                                                                                     SECURITIES FUND
                                                                                                        FIDUCIARY
                                                                                                         SHARES
                                                                                                     ---------------
SHAREHOLDER TRANSACTION EXPENSES(A)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price)......................       0.00%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)...........          0%
  Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as                 0%
    applicable)....................................................................................
  Redemption Fees (as a percentage of amount redeemed, if applicable)(b)...........................          0%
  Exchange Fee(a)..................................................................................       $   0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees (after voluntary reduction)(c)...................................................       0.59%
  12b-1 Fees.......................................................................................       0.00%
  Other Expenses (after voluntary reduction)(d)....................................................       0.26%
                                                                                                            ---
  Total Fund Operating Expenses (after voluntary reduction)(e).....................................       0.85%
                                                                                                     ==============

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
Convertible Securities Fund Fiduciary Shares....................   $9       $27       $47       $105

  The purpose of the tables above is to assist an investor in the Convertible Securities Fund in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of the Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Convertible Securities Fund on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS below)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder.

(c) Absent voluntary fee waivers, MANAGEMENT FEES would be .60% for the Fiduciary Shares of the Convertible Securities Fund.

(d) OTHER EXPENSES for the Convertible Securities Fund are based on the Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be .53% for the Fiduciary Shares of the Convertible Securities Fund.

(e) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.13% for the Fiduciary Shares of the Convertible Securities Fund.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVE               The Convertible Securities Fund seeks a high level of
                      current income and capital appreciation by investing in convertible securities.

                        The investment objective and certain of the investment
                      limitations of the Convertible Securities Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT
POLICIES                Under normal market conditions, at least 65% of the
                      Convertible Securities Fund's assets will be invested in convertible securities consisting of bonds, debentures, notes and preferred stocks each of which are convertible into common stock. In general, a convertible security is a fixed-income security such as a bond (which typically pays a fixed annual rate of interest) or preferred stock (which typically pays a fixed dividend), that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the issuing company, or of a different company. A convertible security may be subject to redemption by the issuer, but only after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Common stock received upon conversion will be sold when, in the opinion of the Sub-Advisor, it is advisable to do so.

                        Because of its conversion feature, the market value of
                      convertible preferred stock tends to move together with the market value of the underlying common stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying common stocks. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Investments in convertible securities generally entail less volatility than investments in the common stocks of the same issuers. Nevertheless, it is the fixed income component of these securities that is often deemed by the ratings agencies to be high risk or speculative. The Fund may invest up to 35% of its assets in convertible bonds rated lower than Baa by Moody's or BBB by S&P and as low as Caa by Moody's or CCC by S&P, which are lower-quality, higher-yielding, high-risk debt securities (commonly known as "junk bonds"). The Fund may also invest in unrated convertible securities which, in the Sub-Advisor's opinion, are of comparable quality to such rated securities. See "Risk Factors."

                        In the event that a security owned by the Fund is
                      downgraded below the stated ratings categories, the Advisor or SubAdvisor will take appropriate action with regard to the security.

                        The Fund may invest any remaining assets in common
                      stocks; securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; corporate bonds rated Baa or better by Moody's or BBB or better by S&P (investment grade bonds); shares of other investment companies with similar investment objectives; high grade commercial paper; money market funds; money market instruments and cash; floating and variable rate notes; repurchase agreements; dollardenominated securities of foreign issuers; and Standard and Poor's Depositary Receipts ("SPDRs").

GENERAL               Money Market Instruments

                        Under normal market conditions, the Fund may invest up
                      to 35% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor or Sub-Advisor, the Fund may invest more than 35% of its total assets in money market instruments. The Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        The Fund shall limit investment in illiquid securities
                      to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, the Fund may
                      lend its portfolio securities to broker-dealers, banks or other institutions. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Fund may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Fund may enter into forward commitments or purchase
                      securities on a "when-issued" basis. The Fund expects that commitments by it to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fund does not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The Fund may invest up to 5% of its total assets in the
                      securities of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include securities of a money market fund of HighMark, and such companies may include registered investment companies for which the Advisor or a Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by the Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        In addition to credit risk which relates to the ability
                      of an issuer to make payments of principal and interest, all types of bonds are also subject to market risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the investments in the Fund and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio. Therefore, an investment in the Fund may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

                        The Fund's shares will fluctuate in value with the value
                      of the underlying securities in its portfolio. Because of their fixed income features, however, convertible securities are expected to fluctuate in value to a lesser degree than the common stock into which they are convertible.

                        Changes by recognized rating agencies in the rating of
                      any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of Fund securities will not affect cash income derived from these securities, but will affect the Fund's net asset value.

                        The Fund may invest in securities issued or guaranteed
                      by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund's investment objective and policies, and are subject to special risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, changes in foreign currency exchange rates, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source or the adoption of other foreign governmental restrictions. To the extent that the Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Convertible Securities Fund will not hold foreign currency for investment purposes.

                        Securities rated BBB by S&P or Fitch or Baa by Moody's
                      are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

                      Risks Associated with Convertible Securities

                        Investments in lower-rated debt securities (i.e.,
                      securities rated lower than BBB by S&P or Baa by Moody's), in which the Fund may invest, bear certain risks, including the risk that such securities may be thinly traded, which can adversely affect the price at which these securities can be sold and can result in high transaction costs. Market quotations may not be available, and therefore, judgment plays a greater role in valuing lower-rated debt securities than securities for which more extensive quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities, and the Fund's ability to dispose of these securities.

                        The market price of lower-rated debt securities may
                      decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower-rated debt to meet their payment obligation on these securities may be impaired.

                        The Fund may invest in securities which are rated as low
                      as 'Caa' by Moody's or 'CCC' by S&P. Securities rated 'Caa' by Moody's are of poor standing and may be in default or may present elements of danger with respect to principal or interest. Debt rated 'CCC' by S&P is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. In the event of adverse business, financial, and economic conditions, debt rated 'CCC' is not likely to have the capacity to repay principal.

INVESTMENT
LIMITATIONS             The Fund may not:

                        1) Purchase securities of any issuer (except securities
                      issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's assets.

                        2) Purchase any securities which would cause more than
                      25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities, and provided further, that utilities as a group will not be considered to be one industry, and wholly-owned subsidiaries organized to finance the operations of their parent companies will be considered to be in the same industries as their parent companies.

                        3) Make loans, except that the Fund may (a) purchase or
                      hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        The Fund's portfolio turnover rate be a factor
                      preventing a sale or purchase when the Advisor or Sub-Advisor believes investment considerations warrant. The Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fund and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the Fund. See "FEDERAL TAXATION."

PURCHASE AND
REDEMPTION
OF SHARES               Fiduciary Shares may be purchased at net asset value.
                      Only the following investors qualify to purchase the Convertible Securities Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

                        Purchases and redemptions of Shares of the Convertible
                      Securities Fund may be made on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 and the minimum subsequent investment is generally $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. The Fund's initial and subsequent minimum purchase amounts may be waived in the Distributor's discretion if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar program accounts. Shareholders may place orders by telephone.

                        Purchase orders will be effective if the Distributor
                      receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per Share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional Shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        Shares of the Convertible Securities Fund are offered
                      only to residents of states in which the Shares are eligible for purchase.

                        Shareholders who desire to redeem shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Fund reserves the right to make payment on redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's

                      Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per Share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including participating organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in the
                      Convertible Securities Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               The net income of the Convertible Securities Fund is
                      declared and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                The Convertible Securities Fund intends to qualify for
                      treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that the Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. The 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in the Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Convertible Securities
                      Fund, the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in the Fund.

                        Fund investments in foreign securities may be subject to
                      withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. The Fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such taxes.

                        Fund transactions in foreign currencies and hedging
                      activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

                        Investments in an entity that qualifies as a "passive
                      foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" received with respect to the investment, and on the proceeds from disposition of the investment.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor
                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A., serves as the Convertible
                      Securities Fund's investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as the Fund's investment advisor, Union Bank of California receives a fee from the Convertible Securities Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the Fund's average daily net assets.

                      Depending on the size of the Fund, this fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. As of the date of this Prospectus, the Convertible Securities Fund had not yet commenced operations.

                        On April 1, 1996, The Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group, which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                      The Sub-Advisor

                        The Advisor and Bank of Tokyo-Mitsubishi Trust Company
                      (the "Sub-Advisor") have entered into an investment sub-advisory agreement relating to the Convertible Securities Fund (the "Investment Sub-Advisory Agreement"). Under the Investment Sub-Advisory Agreement, the Sub-Advisor makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by the Advisor and the Trustees of HighMark.

                        Bank of Tokyo-Mitsubishi Trust Company, headquartered at
                      1251 Avenue of the Americas, New York, New York 10116, and with offices at 100 Broadway, New York, New York 10005, operates as a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. The Sub-Advisor was formed by the combination on April 1, 1996, of Bank of Tokyo Trust Company, a wholly-owned subsidiary of The Bank of Tokyo, Ltd., and Mitsubishi Bank Trust Company of New York, a wholly-owned subsidiary of The Mitsubishi Bank, Ltd. Bank of Tokyo Trust Company was the surviving entity, and changed its name to Bank of Tokyo-Mitsubishi Trust Company. Prior to the combination, sub-advisory services were provided by Bank of Tokyo Trust Company. Bank of Tokyo Trust Company was established in 1955, and has provided trust services since that time and management services since 1965.

                        The Sub-Advisor serves as portfolio manager to bank
                      common funds, employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. As of June 30, 1996, Bank of Tokyo-Mitsubishi Trust Company managed $700 million in individual portfolios and collective funds. In addition, the Sub-Advisor also serves as the Sub-Advisor to HighMark's Emerging Growth, Government Securities and Blue Chip Growth Funds.

                        The Sub-Advisor is entitled to a fee, which is
                      calculated daily and paid monthly out of the Advisor's fee, at an annual rate of .30% of the average daily net assets of the Convertible Securities Fund.

                        The day-to-day management of the Convertible Securities
                      Fund's investments is the responsibility of a team of investment professionals. Seth E. Shalov will be the team leader for the Convertible Securities Fund. Mr. Shalov has been a Senior Portfolio Manager with the Sub-Advisor and its predecessor, Bank of Tokyo Trust Company since 1987.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the Fund's average daily net assets. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Fund.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the Fund's average daily net assets. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, the Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.00% of average daily net assets.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Fund contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of the Fund without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Fund. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Convertible Securities Fund. The custodian holds cash securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Fund's shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund, and the California Intermediate Tax-Free Bond Fund, had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of the Convertible Securities Fund.

                        The aggregate total return and average annual total
                      return of the Convertible Securities Fund may be quoted for the life of the Fund and for ten-year, five-year and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing the Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in the Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of the Fund is determined by annualizing the
                      net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of the Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        The Fund may periodically compare its performance to the
                      performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. The Fund may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for the Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in the Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION-- Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Convertible Securities Fund.

                        AMERICAN DEPOSITARY RECEIPTS (ADRs)--ADRs are receipts
                      typically issued by a U.S. financial institution that evidence ownership of underlying securities issued by a foreign issuer.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCK--
                      Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVEST-

                      MENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        LOWER-RATED, HIGHER-YIELDING, HIGH-RISK DEBT
                      SECURITIES--High-yield, high-risk securities consist of securities rated Ba or lower by Moody's or BB or lower by S&P. Lower-rated debt securities are considered speculative and involve greater risk of loss than investment grade debt securities, and are more sensitive to changes in the issuer's capacity to pay. For a description of the debt securities ratings, see the "Appendix."

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and

                      Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        MORTGAGE-BACKED SECURITIES--Securities generally issued
                      or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

                        Although payments on certain mortgage-related securities
                      may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

                        Adjustable rate mortgage securities ("ARMS") are
                      pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

                        Collateralized mortgage obligations ("CMOs") are bonds
                      generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

                        One or more classes of CMOs may have coupon rates that
                      reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

                        Securities such as zero-coupon obligations,
                      mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Real Estate Mortgage Investment Conduits ("REMICs") are
                      private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

                        OPTIONS--Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction"--the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)--SPDRs are
                      interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

                        TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is
                      commercial paper issued by governments and political subdivisions.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                        HighMark CONVERTIBLE SECURITIES
                                      FUND
                            INVESTMENT PORTFOLIO OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call (800) 433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

SUB-ADVISOR
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York 10116

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                             - Equity Funds

                             - Income Equity Fund

                             - Value Monentum Fund

                             - Blue Chip Growth
                               Fund

                             - Growth Fund

                             - Emerging Growth
                               Fund

                                   Prospectus

                                Fiduciary Shares

                                 March 28, 1997

84823-A(3/97)                 [LOGO] HIGHMARK(SM)
                                     FUNDS

                                 HIGHMARK FUNDS

                                  EQUITY FUNDS

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to
HighMark's:
                                 - Income Equity Fund
                                 - Value Momentum Fund
                                 - Blue Chip Growth Fund
                                 - Growth Fund
                                 - Emerging Growth Fund

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Equity Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COM MISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the Income Equity, Value Momentum, Blue Chip Growth, Growth, and Emerging Growth Funds (each a "Fund" and sometimes referred to in this prospectus as the "Equity Funds.") This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? THE INCOME EQUITY FUND seeks investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Fund will have a high current yield and a low level of price volatility; opportunity for long-term growth of asset value is a secondary consideration. THE VALUE MOMENTUM FUND seeks long-term capital growth with a secondary objective of income. THE BLUE CHIP GROWTH FUND seeks long-term capital growth by investing in a diversified portfolio of common stocks and other equity securities of seasoned, large capitalization companies. THE GROWTH FUND seeks long-term capital appreciation through investments in equity securities; the production of current income is an incidental objective. THE EMERGING GROWTH FUND seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies. (See "INVESTMENT OBJECTIVES.")

WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? Each of the Funds primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks. Each Fund may also invest consistent with its investment objective and investment policies in certain other instruments. (See "INVESTMENT POLICIES.")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. Each of the Funds may purchase common stocks and other equity securities that are volatile and which may fluctuate in value more than other types of investments. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates, and may be affected by other market and economic factors as well. In addition, the securities of the emerging growth companies in which the Emerging Growth Fund may invest may be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established growth companies. (See "Risk Factors.")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor.")

WHO IS THE SUB-ADVISOR? Bank of Tokyo-Mitsubishi Trust Company serves as the Sub-Advisor to the Emerging Growth and Blue Chip Growth Funds. (See "The Sub-Advisor.")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator.")

WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian.")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor.")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES.")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Funds is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. ( See "DIVIDENDS.")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    2
Equity Funds Fee Table................................................................    5
Financial Highlights..................................................................    7
Fund Description......................................................................   12
Investment Objectives.................................................................   12
Investment Policies...................................................................   13
  Income Equity Fund..................................................................   13
  Value Momentum Fund.................................................................   13
  Blue Chip Growth Fund...............................................................   14
  Growth Fund.........................................................................   14
  Emerging Growth Fund................................................................   14
General...............................................................................   15
  Money Market Instruments............................................................   15
  Illiquid and Restricted Securities..................................................   15
  Lending of Portfolio Securities.....................................................   15
  Other Investments...................................................................   15
  Risk Factors........................................................................   17
Investment Limitations................................................................   18
  Portfolio Turnover..................................................................   19
Purchase and Redemption of Shares.....................................................   19

                                                                                        PAGE
                                                                                        ----
Exchange Privileges...................................................................   20
Dividends.............................................................................   21
Federal Taxation......................................................................   22
Service Arrangements..................................................................   23
  The Advisor.........................................................................   23
  Sub-Advisor.........................................................................   24
  Administrator.......................................................................   25
  The Transfer Agent..................................................................   26
  Shareholder Service Plan............................................................   26
  Distributor.........................................................................   26
  Banking Laws........................................................................   27
  Custodian...........................................................................   27
General Information...................................................................   27
  Description of HighMark & Its Shares................................................   27
  Performance Information.............................................................   28
  Miscellaneous.......................................................................   29
Description of Permitted Investments..................................................   30

                             EQUITY FUNDS FEE TABLE

                                                                INCOME      VALUE     BLUE CHIP                EMERGING
                                                                EQUITY     MOMENTUM    GROWTH      GROWTH       GROWTH
                                                                 FUND        FUND       FUND        FUND         FUND
                                                               FIDUCIARY   FIDUCIARY  FIDUCIARY   FIDUCIARY   FIDUCIARY
                                                                SHARES      SHARES     SHARES      SHARES       SHARES
                                                               ---------   --------   ---------   ---------   ----------
SHAREHOLDER TRANSACTION EXPENSES(a)
  Maximum Sales Load Imposed on Purchases (as a percentage of
    offering price)..........................................        0%         0%          0%          0%          0%
  Maximum Sales Load Imposed on Reinvested Dividends (as a
    percentage of offering price)............................        0%         0%          0%          0%          0%
  Deferred Sales Load (as a percentage of original purchase
    price or redemption proceeds, as applicable).............        0%         0%          0%          0%          0%
  Redemption Fees (as a percentage of amount redeemed, if
    applicable)(b)...........................................        0%         0%          0%          0%          0%
  Exchange Fee(a)............................................    $   0       $  0       $   0       $   0        $  0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees............................................     0.60%      0.60%       0.60%       0.60%       0.80%
  12b-1 Fees.................................................        0%         0%          0%          0%          0%
  Other Expenses (after voluntary reduction)(c)..............     0.31%      0.21%       0.22%       0.30%       0.23%
  Total Fund Operating Expenses(d)...........................     0.91%      0.81%       0.82%       0.90%       1.03%
                                                                  ====       ====        ====        ====        ====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                         3        5        10
                                                              1 YEAR   YEARS    YEARS     YEARS
                                                              ------   ------   ------   -------
Income Equity Fund Fiduciary Shares.........................   $  9     $ 29     $ 50     $ 112
Value Momentum Fund Fiduciary Shares........................   $  8     $ 26     $ 45     $ 100
Blue Chip Growth Fund Fiduciary Shares......................   $  8     $ 26     $ 46     $ 101
Growth Fund Fiduciary Shares................................   $  9     $ 29     $ 50     $ 111
Emerging Growth Fund Fiduciary Shares.......................   $ 11     $ 33     $ 57     $ 126

  The purpose of the tables above is to assist an investor in the Equity Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Equity Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS--below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below.)

(c) OTHER EXPENSES for the Value Momentum, Emerging Growth and Blue Chip Growth Funds are based on each Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be 0.48% for the Fiduciary Shares of the Income Equity, Value Momentum and Growth Funds, 0.49% for the Fiduciary Shares of the Blue Chip Growth Fund and 0.50% for the Fiduciary Shares of the Emerging Growth Fund.

(d) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.08% for the Fiduciary Shares of the Income Equity, Value Momentum and Growth Funds, 1.09% for the Fiduciary Shares of the Blue Chip Growth Fund, and 1.30% for the Fiduciary Shares of the Emerging Growth Fund.

                              FINANCIAL HIGHLIGHTS

  The tables below set forth certain financial information with respect to the Fiduciary Shares of the Income Equity Fund and the Growth Fund. Financial highlights for the Income Equity Fund and the Growth Fund for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent accountants for HighMark. Financial highlights for the Income Equity Fund for the periods indicated have been derived from financial statements audited by Coopers & Lybrand L.L.P. Financial highlights for the Income Equity Fund for the years ended December 31, 1987, 1986, 1985, and for the period ended December 31, 1984 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission. Financial highlights for the Income Equity Fund for the period from January 1, 1988 through June 22, 1988 are derived from unaudited financial statements prepared by HighMark.

  The Value Momentum Fund, the Blue Chip Growth Fund and the Emerging Growth Fund had not commenced operations in HighMark as of July 31, 1996.

  Prior to June 20, 1994, the Income Equity Fund and the Growth Fund offered a single class of Shares (now designated Fiduciary Shares) throughout the periods shown.

                               INCOME EQUITY FUND

                                                            YEAR ENDED JULY 31,
                                     ------------------------------------------------------------------
                                       1996        1995       1994(a)
                                     ---------   ---------   ---------
                                     FIDUCIARY   FIDUCIARY   FIDUCIARY     1993       1992       1991
                                     ---------   ---------   ---------   --------   --------   --------
Net Asset Value, Beginning of
  Period...........................  $   13.00   $   11.92   $   12.13   $  11.42   $  10.22   $  10.46
                                      --------    --------    --------   --------   --------   --------
Investment Activities
  Net investment income............       0.42        0.44        0.39       0.38       0.40       0.46
  Net realized and unrealized gains
     (losses) on investments.......       1.93        1.50        0.12       0.71       1.20       0.61
                                      --------    --------    --------   --------   --------   --------
Total from Investment Activities...       2.35        1.94        0.51       1.09       1.60       1.07
                                      --------    --------    --------   --------   --------   --------
Distributions
  Net investment income............      (0.42)      (0.44)      (0.39)     (0.38)     (0.40)     (0.46)
  Net realized gains...............      (0.66)      (0.42)      (0.33)                           (0.85)
                                      --------    --------    --------   --------   --------   --------
Total Distributions................      (1.08)      (0.86)      (0.72)     (0.38)     (0.40)     (1.31)
                                      --------    --------    --------   --------   --------   --------
Net Asset Value, End of Period.....  $   14.27   $   13.00   $   11.92   $  12.13   $  11.42   $  10.22
                                      ========    ========    ========   ========   ========   ========
Total Return.......................      18.25%      17.26%       4.23%      9.75%     16.04%     12.60%
Ratios/Supplementary Data:
  Net Assets at end of period
     (000).........................  $ 262,660   $ 221,325   $ 213,328   $104,840   $ 74,478   $ 49,047
  Ratio of expenses to average net
     assets........................       1.03%       1.06%       1.06%      1.15%      1.16%      1.17%
  Ratio of net investment income to
     average net assets............       2.95%       3.59%       3.29%      3.27%      3.76%      4.81%
  Ratio of expenses to average net
     assets*.......................       1.27%       1.30%       1.10%      1.21%      1.29%      1.40%
  Ratio of net investment income to
     average net assets*...........       2.71%       3.34%       3.24%      3.22%      3.64%      4.58%
Portfolio turnover.................      41.51%      36.64%      33.82%     29.58%     23.05%     33.10%

                                                                                        JUNE 23,
                                                                                        1988 TO
                                                                YEAR ENDED JULY 31,     JULY 31,
                                                                -------------------     --------
                                                                 1990        1989       1988(c)
                                                                -------     -------     --------
Net Asset Value, Beginning of Period..........................  $ 12.12     $ 10.00     $  10.00
                                                                -------     -------      -------
Investment Activities
  Net investment income.......................................     0.54        0.49         0.03
  Net realized and unrealized gains (losses) on investments...    (0.62)       2.22
                                                                -------     -------      -------
Total from investment Activities..............................    (0.08)       2.71         0.03
                                                                -------     -------      -------
Distributions
  Net Investment income.......................................    (0.54)      (0.49)       (0.03)
  Net realized gains..........................................    (1.04)      (0.10)
                                                                -------     -------      -------
Total Distributions...........................................    (1.58)      (0.59)       (0.03)
                                                                -------     -------      -------
Net Asset Value, End of Period................................  $ 10.46     $ 12.12     $  10.00
                                                                =======     =======      =======
Total Return..................................................    (0.84)%     28.16%        1.31%(d)
Ratios/Supplementary Data:
  Net Assets at end of period (000)...........................  $41,280     $40,027     $ 30,495
  Ratio of expenses to average net assets.....................     1.15%       1.19%        0.99%(b)
  Ratio of net investment income to average net assets........     4.82%       4.61%        2.56%(b)
  Ratio of expenses to average net assets*....................     1.41%       1.41%        1.41%(b)
  Ratio of net investment income to average net assets*.......     4.56%       4.39%        2.14%(b)
Portfolio turnover............................................    37.11%      28.83%        3.12%(b)

---------------
(a) On June 20, 1994, the Income Equity Fund commenced offering Investor Shares (now called "Retail Shares") and designated existing Shares as Fiduciary Shares.

(b) Annualized.

(c) The Income Equity Fund commenced operations on June 23, 1988 as a result of the reorganization involving the Income Equity Portfolio of the IRA collective Investment Fund described under GENERAL
    INFORMATION--Reorganization of The IRA Fund & HighMark.

(d) Not annualized.

 * During the period the investment advisory and administration fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      PER SHARE INCOME AND CAPITAL CHANGES
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS)

           THE IRA COLLECTIVE INVESTMENT FUND INCOME EQUITY PORTFOLIO

                                                         PERIOD FROM
                                                           JAN. 1,
                                                            1988
                                                           THROUGH          YEAR ENDED DEC. 31,
                                                          JUNE 22,       -------------------------
                                                         1988(a)(b)       1987(a)        1986(a)
                                                         (UNAUDITED)     (AUDITED)      (AUDITED)
                                                         -----------     ----------     ----------
Investment income......................................  $     0.440     $    0.927     $    0.944
Operating expenses.....................................        0.102          0.185(d)       0.154(d)
Net investment income..................................        0.338          0.742          0.790
Dividends from net investment income...................       (0.338)        (0.742)        (0.790)
Net realized and unrealized gain (loss) on
  investments..........................................        1.884         (0.564)         1.934
                                                          ----------     ----------     ----------
Increase (decrease) in net asset value.................        1.884         (0.564)         1.934
Net Asset Value:
  Beginning of period..................................       14.059         14.623         12.689
                                                          ----------     ----------     ----------
  End of period........................................  $    15.943     $   14.059     $   14.623
                                                          ==========     ==========     ==========
Ratio of expenses to average net assets(c)(d)..........         1.41%          1.12%          0.97%
Ratio of net investment income to average net
  assets(c)............................................         5.45%          4.50%          4.96%
Portfolio turnover.....................................         5.83%         20.88%         12.07%
Number of Shares/units outstanding at end of period....    1,940,573      1,978,920      1,416,327

---------------

(a) The per share amount is calculated using weighted-average Shares outstanding.
(b) The Income Equity Fund commenced operations on June 23, 1988 as a result of the reorganization involving the Income Equity Portfolio of the IRA Collective Investment Fund.
(c) Annualized based on the period of which assets were held.
(d) The expenses shown are not representative of expenses actually incurred by the Income Equity Portfolio through May 31, 1987. During mid-May 1985, The Bank of California, N.A., investment adviser to the Income Equity Portfolio, commenced charging its management fee, and commencing June 1, 1987, operating expenses were charged to the Income Equity Portfolio. Had the maximum allowable operating expenses and management fees been paid by the Income Equity Portfolio for the entire period pursuant to the Management Agreement between the Income Equity Portfolio and The Bank of California, N.A., the per unit expenses and net investment income would have been as follows:

                                                           PERIOD FROM
                                                             JAN. 1,
                                                              1988
                                                             THROUGH          YEAR ENDED DEC. 31,
                                                            JUNE 22,       -------------------------
                                                              1988            1987           1986
                                                           (UNAUDITED)     (AUDITED)      (AUDITED)
                                                           -----------     ----------     ----------
Expenses.................................................    $ 0.257        $  0.260       $  0.248
Net investment income....................................      0.183           0.612          0.557
Net asset value, end of year.............................     15.943          14.059         14.623
Expenses as a percentage of average net assets...........      2.00%(c)         1.67%          2.00%

                                  GROWTH FUND

                                                                YEAR ENDED JULY 31,
                                                               ---------------------
                                                                                       NOV. 18, 1993 TO
                                                                 1996        1995      JULY 31, 1994(a)
                                                               ---------   ---------   ----------------
                                                               FIDUCIARY   FIDUCIARY      FIDUCIARY
                                                               ---------   ---------   ----------------
Net Asset Value, Beginning of Period.........................   $  11.87    $   9.76       $  10.00
                                                                  ------      ------         ------
Investment Activities
Net investment income........................................       0.12        0.15           0.05
Net realized and unrealized gains (losses) on investments....       1.35        2.26          (0.24)
                                                                  ------      ------         ------
          Total from Investment Activities...................       1.47        2.41          (0.19)
                                                                  ------      ------         ------
Distributions
Net investment income........................................      (0.12)      (0.15)         (0.05)
Net realized gains...........................................      (0.64)      (0.15)            --
                                                                  ------      ------         ------
          Total Distributions................................      (0.76)      (0.30)         (0.05)
                                                                  ------      ------         ------
Net Asset Value, End of Period...............................   $  12.58    $  11.87       $   9.76
                                                                  ======      ======         ======
Total Return.................................................      12.72%      25.23%         (1.87)%(c)
Ratios/Supplementary Data:
  Net Assets at end of period (000)..........................   $ 41,495    $ 25,096       $ 15,254
  Ratio of expenses to average net assets....................       0.93%       0.79%          0.77%(b)
  Ratio of net investment income to average net assets.......       0.98%       1.40%          0.86%(b)
  Ratio of expenses to average net assets*...................       1.67%       1.92%          2.61%(b)
  Ratio of net investment income loss to average net
     assets*.................................................       0.23%       0.26%         (0.98)%(b)
Portfolio turnover...........................................      78.58%      67.91%        123.26%

---------------
(a) Period from commencement of operations. On June 20, 1994, the Growth Fund commenced offering Investor Shares (now called "Retail Shares") and designated existing shares as Fiduciary Shares.

(b) Annualized.

(c) Not annualized.

 * During the period, certain fees were voluntarily reduced. In addition, certain expenses were reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVES              The investment objectives of the Funds are as follows:

                        The Income Equity Fund seeks investments in equity
                      securities that provide current income through the regular payment of dividends, with the goal that the Income Equity Fund will have a high current yield and a low level of price volatility. Opportunity for long-term growth of asset value is a secondary consideration.

                        The Value Momentum Fund seeks long-term capital growth
                      with a secondary objective of income.

                        The Blue Chip Growth Fund seeks long-term capital growth
                      by investing in a diversified portfolio of common stocks and other equity securities of seasoned, large capitalization companies.

                        The Growth Fund seeks long-term capital appreciation
                      through investments in equity securities. The production of current income is an incidental objective.

                        The Emerging Growth Fund seeks long-term growth of
                      capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies.

                        The investment objectives and certain of the investment
                      limitations of the Funds may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL
                      INFORMATION -- Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

INVESTMENT
POLICIES              Income Equity Fund

                        Under normal market conditions, the Income Equity Fund
                      will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, American Depositary Receipts ("ADRs"), preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Income Equity Fund's investments primarily consist of the common stocks of U.S. corporations that regularly pay dividends, although there can be no assurance that a corporation will continue to pay dividends. Investments will be made in an attempt to keep the Income Equity Fund's yield above the S&P 500's yield by approximately one-third to one-half the difference between the S&P 500's yield and the yield on long-term U.S. Government bonds.

                        The Income Equity Fund generally invests in stocks with
                      favorable, long-term fundamental characteristics when their current relative yields are at the upper end of their historical yield ranges. Frequently, these stocks are out of favor in the financial community and investors see little opportunity for price appreciation. The Fund may also invest in major U.S. corporations in a mature stage of development or operating in slower areas of the economy. While it is anticipated that a significant part of the total growth in asset value experienced by the Income Equity Fund will result from companies' improving prospects (although there can be no assurance that this will in fact occur), dividends will provide a substantial portion of the Fund's total return. When yields on stocks held by the Income Equity Fund drop to the lower end of their historical ranges, the Fund may begin to reduce its holdings. Similarly, if there is a significant fundamental change that impairs a company's ability to pay dividends, or if the yield on a stock dips below the yield of the general market, the Income Equity Fund may eliminate its holdings in these stocks.

                      Value Momentum Fund

                        Under normal market conditions, the Value Momentum Fund
                      will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Value Momentum Fund will be invested primarily in securities which the Advisor believes to be undervalued relative to the market and to the security's historic valuation. Stocks are then screened for positive price or earnings momentum. Securities purchased will generally have a medium to high market capitalization. A majority of the securities in which the Value Momentum Fund invests will be dividend paying.

                      Blue Chip Growth Fund

                        Under normal market conditions, the Blue Chip Growth
                      Fund will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Fund primarily invests in equity securities of seasoned, large capitalization companies. A seasoned company is generally a company with an operating history of 3 years or more. A large capitalization company is generally a company with capitalization in excess of $1.0 billion. A majority of the Fund's equity investments ordinarily will consist of dividend-paying securities.

                      Growth Fund

                        Under normal market conditions, the Growth Fund will
                      invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks, of growth-oriented companies. The Growth Fund emphasizes a well-diversified portfolio of medium to large capitalization growth companies (capitalization in excess of $500 million) with a record of above average growth in earnings. The Fund focuses on companies that the Advisor believes to have enduring quality and above average earnings growth. Among the criteria the Fund uses to screen for stock selection are earnings growth, return on capital, brand identity, recurring revenues, price and quality of management team.

                      Emerging Growth Fund

                        Under normal market conditions, the Emerging Growth Fund
                      will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks of small and medium capitalization companies. Small and medium capitalization companies are those with capitalization between $50 million and $1 billion and the potential for growth or those which, in the Advisor's opinion, have potential for above-average long-term capital appreciation. An emerging growth company is one which, in the Advisor's judgment, is in the developing stages of its life cycle and has demonstrated or is expected to achieve rapid growth in earnings and/or revenues. Emerging growth companies are characterized by opportunities for rapid growth rates and/or dynamic business changes. Emerging growth companies, regardless of size, tend to offer the potential for accelerated earnings or revenue growth because of new products or technologies, new channels of distribution, revitalized management or industry conditions, or similar opportunities. A company may or may not yet be profitable at the time the Emerging

                      Growth Fund invests in its securities. Current income will not be a criterion of investment selection, and any such income should be considered incidental. Many of the securities in which the Fund invests will not pay dividends.

                        The Emerging Growth Fund may also invest in equity
                      securities of companies in "special equity situations," meaning companies experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. Since a special equity situation may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Emerging Growth Fund's investments are significant.

GENERAL               Money Market Instruments

                        Under normal market conditions, each Equity Fund may
                      invest up to 35% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, a Fund may invest more than 35% of its total assets in money market instruments. A Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        Each Fund shall limit investment in illiquid securities
                      to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of the illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, a Fund may lend
                      its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Funds may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Equity Funds may enter into forward commitments or
                      purchase securities on a "when-issued" basis. Each Equity Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Equity Funds do not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The Funds may also invest in money market instruments,
                      money market funds, and in cash, and may invest in other registered investment companies with similar investment objectives.

                        A Fund may invest up to 5% of its total assets in the
                      shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include shares of a money market fund of HighMark, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investments in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        Each Fund may write covered calls on its equity
                      securities and enter into closing transactions with respect to covered call options.

                        A Fund's assets may be invested in options, futures
                      contracts and options on futures, Standard & Poor's Depositary Receipts ("SPDRs"), and investment grade bonds. The aggregate value of options on securities (long puts and calls) will not exceed 10% of a Fund's net assets at the time such options are purchased by the Fund.

                        A Fund may enter into futures and options on futures
                      only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets.

                        Each Fund may purchase options in stock indices to
                      invest cash on an interim basis. The aggregate premium paid on all options on stock indices cannot exceed 20% of the Fund's total assets.

                        All of the common stocks in which the Funds invest
                      (including foreign securities in the form of ADRs, but not including Rule 144A Securities) are traded on registered exchanges or in the over-the-counter market.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        Since the Equity Funds invest in equity securities, each
                      Fund's Shares will fluctuate in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations. In addition, the market value of the fixed-income securities bears an inverse relationship to changes in market interest rates, which may affect the net asset value of Shares. The longer the remaining maturity of a security, the greater is the effect of interest rate changes on its market value. Changes in the value of a Fund's fixed-income securities will not affect cash income received from ownership of such securities, but will affect a Fund's net asset value.

                        An Equity Fund may invest in convertible securities,
                      which include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The Equity Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by a NRSRO or that is not rated but is determined to be of comparable quality by the Advisor.

                        Given the uncertainty of the future value of emerging
                      growth companies and companies in special equity situations, the risk of possible decline in value of the Emerging Growth Fund's net assets are significant. Companies in which the

                      Emerging Growth Fund invests may offer greater opportunities for capital appreciation than larger more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of emerging growth companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund's investments are significant.

INVESTMENT
LIMITATIONS             Each Fund may not:

                        1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations).

                        2) Purchase any securities that would cause more than
                      25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry);

                        3) Make loans, except that a Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the respective Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        A Fund's portfolio turnover rate will not be a factor
                      preventing a sale or purchase when the Advisor believes investment considerations warrant. Each of the Equity Funds' portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Equity Funds and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the relevant Equity Fund. See FEDERAL TAXATION.

PURCHASE AND
REDEMPTION OF
SHARES                  As noted above, each Fund (except the Blue Chip Growth
                      Fund, which is offered only in Fiduciary Shares) is divided into two classes of Shares, Retail and Fiduciary. Fiduciary Shares may be purchased at net asset value. Only the following investors qualify to purchase an Equity Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the Equity Funds.

                        Purchases and redemptions of Shares of the Funds may be
                      made on days on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 for each Fund and the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans. However, the minimum investment may be waived in the Distributor's discretion. Shareholders may place orders by telephone.

                        Purchase orders will be effective if the Distributor
                      receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional Shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        Shares of the Funds are offered only to residents of
                      states in which the Shares are eligible for purchase.

                        Shareholders who desire to redeem shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Funds reserve the right to make payment for redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including participating organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in an Equity
                      Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               The net income of each of the Equity Funds is declared
                      and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the

                      Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                Each Equity Fund intends to qualify for treatment as a
                      "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that each Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. The 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by a Fund if a Fund were a regular corporation, and to the extent designated by a Fund as so qualifying. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Equity Funds, the
                      impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in a Fund.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting each Fund and its Shareholders.

                      In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A. serves as the Equity Funds' investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as each Fund's investment advisor, Union Bank of California receives a fee from the Growth Fund, Value Momentum Fund, Income Equity Fund and Blue Chip Growth Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the Fund's average daily net assets, and from the Emerging Growth Fund, at the annual rate of eighty one-hundredths of one percent (.80%) of the Fund's average daily net assets. This fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Growth Fund aggregating 0.50% of the Fund's average daily net assets, and from the Income Equity Fund aggregating 0.66% of the Fund's average daily net assets. As of the date of this prospectus, the Value Momentum Fund, the Emerging Growth Fund, and the Blue Chip Equity Fund had not yet commenced operations in HighMark.

                        On April 1, 1996, the Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early

                      1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        All investment decisions for the Equity Funds are made
                      by a team of investment professionals, all of whom take an active part in the decision making process. The team leaders for each Fund are as follows:

                           Growth Fund -- The team leader for the Growth Fund is Scott Chapman. Mr. Chapman has been Growth Fund team leader for the Advisor since 1993. He began working for the Advisor as an equity security analyst in 1991.

                           Value Momentum Fund -- The team leader for the Value Momentum Fund is Richard Earnest. Mr. Earnest, a Senior Vice President of the Advisor, has served as team leader of the Stepstone Value Momentum Fund since its inception, and has been with the Advisor and its predecessor, Union Bank, since 1964.

                           Income Equity Fund -- The team leader for the Income Equity Fund is Thomas Arrington. Mr. Arrington began working for the Advisor as a Business Administration Manager in 1990. From 1991 to 1994 Mr. Arrington was a Securities Research Analyst. In 1994 Mr. Arrington became team leader for the Income Equity Fund.

                      Sub-Advisor

                        The Advisor and Bank of Tokyo-Mitsubishi Trust Company
                      (the "Sub-Advisor") have entered into an investment subadvisory agreement relating to the Emerging Growth and Blue Chip Growth Funds (the "Investment Sub-Advisory Agreement"). Under the Investment Sub-Advisory Agreement, the Sub-Advisor will make the day-to-day investment decisions for the assets of the Emerging Growth and Blue Chip Growth Funds, subject to the supervision of, and policies established by, the Advisor and the Trustees of HighMark.

                        Bank of Tokyo-Mitsubishi Trust Company, headquartered at
                      1251 Avenue of the Americas, New York, New York 10116, operates as a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. The Sub-Advisor was formed by the combination on April 1, 1996, of Bank of Tokyo Trust Company, a wholly-owned subsidiary of The Bank of Tokyo, Ltd., and Mitsubishi Bank Trust Company of New York, a wholly-owned subsidiary of The Mitsubishi Bank, Limited. Bank of Tokyo Trust Company was the surviving entity, and changed its name to Bank of Tokyo-Mitsubishi Trust Company. Prior to the combination, subadvisory services were provided by Bank of Tokyo Trust Company. Bank of Tokyo Trust Company was established in 1955, and has provided trust services since that time and management services since 1965.

                        The Sub-Advisor serves as portfolio manger to bank
                      common funds, employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. As of June 30, 1996, the Sub-Advisor managed $700 million in individual portfolios and collective funds. In addition, the Sub-Advisor will also serve as Sub-Advisor to HighMark's Government Securities and Convertible Securities Funds.

                        The Sub-Advisor is entitled to a fee, which is
                      calculated daily and paid monthly out of the Advisor's fee, at an annual rate of .50% of the average daily net assets of the Emerging Growth Fund and .30% of the average daily net assets of the Blue Chip Growth Fund. As of the date of this prospectus, the Emerging Growth Fund and the Blue Chip Growth Fund had not yet commenced operations in HighMark.

                        Seth E. Shalov will serve as portfolio manager to the
                      Emerging Growth Fund. Mr. Shalov has been a Senior Portfolio Manager with the Sub-Advisor and its predecessor, Bank of Tokyo Trust Company, since October, 1987.

                        The day-to-day management of the Blue Chip Growth Fund's
                      investments is the responsibility of a team of investment professionals.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.10% of average daily net assets for the Fiduciary Shares of the Income Equity Fund, 0.09% for the Fiduciary Shares of the Growth Fund and 0.00% for the Fiduciary Shares of the Value Momentum, Blue Chip Growth and Emerging Growth Funds.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Funds contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of each Fund, for which it receives compensation from SEI Fund Resources without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Equity Funds. The Custodian holds cash securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of Highmark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund, and the California Intermediate Tax-Free Bond Fund had been offered for sale in the HighMark Group. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of

                      Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares of the Equity Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996, Union
                      Bank of California (475 Sansome Street, Post Office Box 45000, San Francisco, CA 94104) was the Shareholder of record of 85.57% of the Fiduciary Shares of the Growth Fund and 73.24% of the Fiduciary Shares of the Income Equity Fund. As of November 22, 1996, the Value Momentum, Emerging Growth and Blue Chip Growth Funds had not yet commenced operations in HighMark.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of each Equity Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

                        The aggregate total return and average annual total
                      return of the Equity Funds may be quoted for the life of each Fund and for ten-year, five-year, three-year, and one-year periods, in each case through the most recent calendar quarter (in the case of the Income Equity Fund, utilizing, when appropriate, the aggregate total return and average annual total return of the IRA Fund Income Equity Portfolio prior to June 23, 1988). Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in a Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of a Fund is determined by annualizing the net
                      investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of a Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for a Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company,Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Equity Funds.

                        AMERICAN DEPOSITARY RECEIPTS (ADRs)--ADRs are receipts
                      typically issued by a U.S. financial institution that evidence ownership of underlying securities issued by a foreign issuer.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Equity Funds may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED
                      STOCK--Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by

                      S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        OPTIONS--Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, HighMark's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)--SPDRs are
                      interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                             HighMark EQUITY FUNDS
                            INVESTMENT PORTFOLIOS OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                             call 1-(800) 433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

SUB-ADVISOR
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York 10116

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                               - California
                                 Intermediate
                                 Tax-Free Bond Fund



                               Prospectus


                               Retail Shares

                               March 28, 1997





84825-B(3/97)           [LOGO] HIGHMARK(SM)
                               FUNDS

                                 HIGHMARK FUNDS

                   CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark's California Intermediate Tax-Free Bond Fund.

                                 RETAIL SHARES

  HighMark's Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark's Fiduciary Shares.

  This Prospectus sets forth concisely the information about HighMark and the California Intermediate Tax-Free Bond Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Retail Shares of the California Intermediate Tax-Free Bond Fund. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997
Retail Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Retail Shares of the HighMark California Intermediate Tax-Free Bond Fund (the "California Intermediate Tax-Free Bond Fund" or the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to provide high current income that is exempt from federal and State of California income taxes. (See "INVESTMENT OBJECTIVE")

WHAT ARE THE FUND'S PERMITTED INVESTMENTS? The Fund invests primarily in investment grade or better bonds and notes issued by the State of California, its agencies, instrumentalities and political sub-divisions, the income on which is exempt from regular federal and State of California personal income taxes ("California Municipal Securities"). (See "INVESTMENT POLICIES")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. Shares of the Fund will fluctuate in value with the value of the Fund's underlying portfolio securities. Values of fixed income securities in which the Fund invests tend to vary inversely with interest rates, and may be affected by other market and economic factors affecting the State of California as well. (See "Risk Factors")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

WHO IS THE CUSTODIAN? Union Bank of California, N.A., (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as Distributor of HighMark's Shares. (See "The Distributor")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective (plus any applicable sales charge). Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "HOW TO PURCHASE SHARES and REDEMPTION OF SHARES")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................     2
California Intermediate Tax-Free Bond Fund Fee Table..................................     5
Fund Description......................................................................     7
Investment Objective..................................................................     7
Investment Policies...................................................................     7
  California Municipal Securities.....................................................     8
General...............................................................................     9
  Money Market Instruments............................................................     9
  Illiquid and Restricted Securities..................................................     9
  Lending of Portfolio Securities.....................................................     9
  Other Investments...................................................................     9
  Risk Factors........................................................................    10
Investment Limitations................................................................    11
  Portfolio Turnover..................................................................    12
How to Purchase Shares................................................................    12
  How to Purchase By Mail.............................................................    13
  How to Purchase By Wire.............................................................    14
  How to Purchase through an Automatic Investment Plan ("AIP")........................    14
  How to Purchase Through Financial Institutions......................................    14
  Sales Charges.......................................................................    15
  Letter of Intent....................................................................    16
  Rights of Accumulation..............................................................    16
  Sales Charge Waivers................................................................    16
  Reductions for Qualified Groups.....................................................    18
Exchange Privileges...................................................................    18
Redemption of Shares..................................................................    20
  By Mail.............................................................................    20
  Telephone Transactions..............................................................    20
  Systematic Withdrawal Plan ("SWP")..................................................    21
  Other Information Regarding Redemptions.............................................    21
Dividends.............................................................................    22

                                                                                        PAGE
                                                                                         --
Taxes.................................................................................    22
  Federal Taxation....................................................................    22
  California Taxes....................................................................    24
Service Arrangements..................................................................    25
  The Advisor.........................................................................    25
  Administrator.......................................................................    26
  The Transfer Agent..................................................................    27
  Shareholder Service Plan............................................................    27
  Distributor.........................................................................    27
  The Distribution Plan...............................................................    28
  Banking Laws........................................................................    29
  Custodian...........................................................................    29
General Information...................................................................    30
  Description of HighMark & Its Shares................................................    30
  Performance Information.............................................................    30
  Miscellaneous.......................................................................    31
Description of Permitted Investments..................................................    32

              CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND FEE TABLE

                                                                                                         CALIFORNIA
                                                                                                        INTERMEDIATE
                                                                                                          TAX-FREE
                                                                                                         BOND FUND
                                                                                                           RETAIL
                                                                                                           SHARES
                                                                                                        ------------
SHAREHOLDER TRANSACTION EXPENSES(A)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price).........................      3.00%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)..............         0%
  Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as
    applicable)(b)....................................................................................         0%
  Redemption Fees (as a percentage of amount redeemed, if applicable)(c)..............................         0%
  Exchange Fee(a).....................................................................................      $  0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees (after voluntary reduction)(d)......................................................      0.00%
  12b-1 Fees (after voluntary reductions)(e)..........................................................      0.00%
  Other Expenses (after voluntary reduction)(f).......................................................      0.22%
                                                                                                           -----
  Total Fund Operating Expenses (after voluntary reduction)(g)........................................      0.22%
                                                                                                           =====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                         3        5        10
                                                              1 YEAR   YEARS    YEARS     YEARS
                                                              ------   ------   ------   -------
California Intermediate Tax-Free Bond Fund Retail Shares....   $ 32     $ 37     $ 42     $  57

  The purpose of the tables above is to assist an investor in the California Intermediate Tax-Free Bond Fund in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of the Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Long-term shareholders of Retail Shares may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by rules of the National Association of Securities Dealers, Inc.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the California Intermediate Tax-Free Bond Fund on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See HOW TO PURCHASE SHARES, EXCHANGE PRIVILEGES, REDEMPTION OF SHARES, and SERVICE ARRANGEMENTS below)

(b) A Contingent Deferred Sales Charge of 1.00% will be assessed against the proceeds of any redemption request relating to Retail Shares of the Fund that were purchased without a sales charge in reliance upon the waiver accorded to purchases in the amount of $1 million or more, but only where such redemption request is made within one year of the date the Shares were purchased.

(c) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below)

(d) Absent voluntary fee waivers, MANAGEMENT FEES would be 0.50% for the Retail Shares of the California Intermediate Tax-Free Bond Fund.

(e) As indicated under SERVICE ARRANGEMENTS--the Distribution Plan below, the Distributor may voluntarily reduce the 12b-1 fee. Absent voluntary fee waivers, 12b-1 fees would 0.25% for the Fund. The Distributor reserves the right to terminate its waiver at any time in its sole discretion.

(f) OTHER EXPENSES for the California Intermediate Tax-Free Bond Fund are based on that Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be 0.74% for the Retail Shares of the California Intermediate Tax-Free Bond Fund.

(g) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.49% for the Retail Shares of the California Intermediate Tax-Free Bond Fund.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Retail Shares, sales charges and the operation of HighMark's Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS below. (Retail Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVE               The California Intermediate Tax-Free Bond Fund seeks to
                      provide high current income that is exempt from federal and State of California income taxes.

                        The investment objective and certain of the investment
                      limitations of the California Intermediate Tax-Free Bond Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT
POLICIES                Under normal market conditions, the Fund will invest
                      primarily in bonds and notes issued by the State of California, its agencies, instrumentalities, and political sub-divisions, the income on which is exempt from regular federal and State of California personal income taxes ("California Municipal Securities"). The Fund may also invest in bonds and notes of other states, territories, and possessions of the U.S. and their agencies, authorities, instrumentalities and political sub-divisions which are exempt from federal income taxes, and in shares of other investment companies, specifically money market funds, which have similar investment objectives.

                        Under normal market conditions, at least 80% of the
                      Fund's assets will be invested in bonds and notes rated AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A or BBB by Fitch Investors Service ("Fitch") or investment grade by a nationally recognized rating agency or are deemed by the Advisor to be of comparable quality at the time of purchase and which pay interest that is not treated as a preference item for purposes of the federal alternative minimum tax. In the event that a security owned by the Fund is downgraded below the stated ratings categories, the Advisor will take appropriate action with regard to the security.

                        Under California law, a mutual fund must have at least
                      50% of its total assets invested in California Municipal Securities at the end of each quarter of its taxable year in order to be eligible to pay California residents dividends that are wholly or partially exempt from California personal income taxes. Accordingly, the Fund intends to maintain at least 65% of its assets in California Municipal Securities and may invest up to 100% of its assets in such securities.

                        The Fund has no restrictions on the maturity of
                      municipal securities in which it may invest. Under normal market conditions, the dollar-weighted average portfolio maturity of the Fund is expected to be from three to ten years. Accordingly, the Fund seeks to invest in municipal securities of such maturities which, in the judgment of the Advisor, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

                      California Municipal Securities

                        The two principal classifications of California
                      Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable primarily from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds (formerly known as industrial revenue bonds) are generally revenue bonds.

                        Certain California Municipal Securities are municipal
                      lease revenue obligations (or certificates of participation or "COPs"), which typically provide that the municipality has no obligation to make lease or installment payments in future years unless money is appropriated for such purpose. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund's policy to invest in COPs that are rated in one of the four highest rating categories used by Moody's, S&P, or Fitch.

                        California Municipal Securities also include so-called
                      Mello-Roos and assessment district bonds, which are usually unrated instruments issued to finance the building of roads and other public works and projects that are primarily secured by real estate taxes levied on property located in the local community. Most of these bonds do not seek agency ratings because the issues are too small, and in most cases, the purchase of these bonds is based upon the Advisor's determination that it is suitable for the Fund.

                        Certain of the obligations in which the Fund may invest
                      may be variable or floating rate instruments and may involve a conditional or unconditional demand feature.

GENERAL               Money Market Instruments

                        When market conditions indicate a temporary "defensive"
                      investment strategy as determined by the Advisor, the Fund may invest more than 20% of its total assets in municipal obligations of other states or taxable money market instruments including repurchase agreements. The Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in taxable money market instruments.

                      Illiquid and Restricted Securities

                        The Fund shall limit investment in illiquid securities
                      to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, the Fund may
                      lend its portfolio securities to broker-dealers, banks or other institutions. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Fund may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Fund may enter into forward commitments or purchase
                      securities on a "when-issued" basis. The Fund expects that commitments by it to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fund does not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The Fund may invest up to 5% of its total assets in the
                      securities of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include securities of a money market fund of HighMark, and such companies may include companies for which the Advisor or a Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by the Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        The Fund may invest in futures and options on futures
                      for the purpose of achieving the Fund's objectives and for adjusting portfolio duration. The Fund may invest in futures and related options related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index, are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        In addition to credit risk which relates to the ability
                      of an issuer to make payments of principal and interest, all types of bonds are also subject to market risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the investments in the Fund and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's Shares will vary as a result of changes in the value of the securities in the Fund's portfolio. Therefore, an investment in the Fund may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

                        Changes by recognized rating agencies in the rating of
                      any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of fund securities will not affect cash income derived from these securities, but will affect the Fund's net asset value.

                        The ability of the State of California and its political
                      sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations. In addition, during the first half of the decade, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs.

                        The financial difficulties experienced by the State of
                      California and municipal issuers during the recession resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies.

                        Securities rated BBB by S&P or Fitch or Baa by Moody's
                      are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

INVESTMENT
LIMITATIONS             The Fund may not:

                        1. Purchase securities of any issuer (except securities
                      issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

                        2. Purchase any securities which would cause more than
                      25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities, and provided further, that utilities as a group will not be considered to be one industry, and wholly-owned subsidiaries organized to finance the operations of their parent companies will be considered to be in the same industries as their parent companies.

                        3. Make loans, except that the Fund may (a) purchase or
                      hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) lend securities.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        The Fund's portfolio turnover rate will not be a factor
                      preventing a sale or purchase when the Advisor believes investment considerations warrant. The Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fund and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the Fund. See FEDERAL TAXATION.

HOW TO
PURCHASE
SHARES                  As noted above, the Fund is divided into two classes of
                      Shares, Retail and Fiduciary. Retail Shares may be purchased at net asset value plus a sales charge. For a description of investors who qualify to purchase Fiduciary Shares, see the Fiduciary Shares prospectus of the California Intermediate Tax-Free Bond Fund. HighMark's Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark's Fiduciary Class.

                        Retail Shares are sold on a continuous basis by
                      HighMark's Distributor, SEI Financial Services Company. The principal office of the Distributor is Oaks, Pennsylvania 19456. If you wish to purchase Shares, you may contact your investment professional or telephone HighMark at 1-800-433-6884.

                        The minimum initial investment is generally $1,000 and
                      the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. The Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans. Purchases and redemption of Shares of the Fund may be made on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days").

                        Purchase orders for Shares will be executed at a per
                      Share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor (plus any applicable sales charge). The net asset value per Share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of the Fund. Net asset value per Share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day. Purchases will be made in full and fractional Shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        The securities in the Fund will be valued at market
                      value. If market quotations are not available, the securities will be valued by a method that HighMark's Board of Trustees believes accurately reflects fair value. For further information about valuation of investments in the California Intermediate Tax-Free Bond Fund, see the Statement of Additional Information.

                        Shares of the Fund are offered only to residents of
                      states in which the Shares are eligible for purchase.

                      How to Purchase By Mail

                        You may purchase Shares of the California Intermediate
                      Tax-Free Bond Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "HighMark Funds (Fund Name)," to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. All purchases made by check should be in U.S. dollars and made payable to "HighMark Funds (Fund Name)." Third party checks, credit card checks or cash will not be accepted. You may purchase more Shares at any time by mailing payment also to the transfer agent at the above address. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

                        You may obtain Account Application Forms for the
                      California Intermediate Tax-Free Bond Fund by calling the Distributor at 1-800-433-6884.

                      How to Purchase By Wire

                        You may purchase Shares of the California Intermediate
                      Tax-Free Bond Fund by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to the transfer agent and the wire instructions must include your account number. You must call the transfer agent at 1-800-433-6884 before wiring any funds. An order to purchase Shares by Federal funds wire will be deemed to have been received by a Fund on the Business Day of the wire; provided that the Shareholder wires funds to the transfer agent prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). If the transfer agent does not receive the wire by 1:00 p.m., Pacific time (4:00 p.m., Eastern time), the order will be executed on the next Business Day.

                      How to Purchase Through an Automatic Investment Plan
                      ("AIP")

                        You may arrange for periodic additional investments in
                      the California Intermediate Tax-Free Bond Fund through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing this section in the Account Application form. The minimum pre-authorized investment amount is $100 per month. The AIP is available only for additional investments to an existing account.

                      How to Purchase Through Financial Institutions

                        Shares of the Fund may be purchased through financial
                      institutions, including the Advisor, that provide distribution assistance or Shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark.

                        Customers who desire to transfer the registration of
                      Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

                        Depending upon the terms of a particular Customer
                      account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

                      Sales Charges

                        The following table shows the regular sales charge on
                      Retail Shares to a "single purchaser" (defined below) together with the dealer discount paid to dealers and the agency commission paid to brokers (collectively the "commission"):

                                                                     SALES CHARGE AS      COMMISSION AS
                                              SALES CHARGE AS A        APPROPRIATE        PERCENTAGE OF
                                                PERCENTAGE OF       PERCENTAGE OF NET       OFFERING
                       AMOUNT OF PURCHASE      OFFERING PRICE        AMOUNT INVESTED          PRICE
                      --------------------    -----------------     -----------------     -------------
                      0-$24,999...........           3.00%                 3.09%               2.70%
                      $25,000-$49,000.....           2.50%                 2.56%               2.25%
                      $50,000-$99,000.....           2.00%                 2.04%               1.80%
                      $100,000-$249,999...           1.50%                 1.52%               1.35%
                      $250,000-$999,999...           1.00%                 1.01%               0.90%
                      $1,000,000 and Over.           0.00%*                0.00%               0.00%

                       --------------------------------------

                       * A contingent deferred sales charge of 1.00% will be
                         assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

                        The commissions shown in the table apply to sales
                      through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown above. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Retail Shares of the Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

                        In calculating the sales charge rates applicable to
                      current purchases of the Fund's Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Shares of the Fund and other of HighMark's funds (the "Eligible Funds") which are sold subject to a comparable sales charge.

                        The term "single purchaser" refers to (i) an individual,
                      (ii) an individual and spouse purchasing Shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

                      Letter of Intent

                        By initially investing at least $1,000 and submitting a
                      Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Shares of the Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefitting from the Letter, the Shareholder must notify the transfer agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the transfer agent that such purchases are applicable under the Letter.

                      Rights of Accumulation

                        In calculating the sales charge rates applicable to
                      current purchases of Retail Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Retail Shares of the Fund sold subject to a comparable sales charge.

                        To exercise your right of accumulation based upon Shares
                      you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

                      Sales Charge Waivers

                        The following categories of investors may purchase
                      Retail Shares of the Fund with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

                        (1) Existing holders of Retail Shares of the Fund upon
                      the reinvestment of dividend and capital gain distributions on those Shares;

                        (2) Investment companies advised by Pacific Alliance
                      Capital Management or distributed by SEI Financial Services Company or its affiliates placing orders on each entity's behalf;

                        (3) State and local governments;

                        (4) Individuals who have received distributions from
                      employee benefit trust accounts administered by Union Bank of California who are rolling over such distributions into an individual retirement account for which the Bank serves as trustee or custodian;

                        (5) Individuals who purchase Shares with proceeds from a
                      required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California;

                        (6) Individuals who purchase Shares with proceeds
                      received in connection with a distribution paid from a Union Bank of California trust or agency account;

                        (7) Investment advisors or financial planners regulated
                      by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent;

                        (8) Investors purchasing Shares with proceeds from a
                      redemption of Shares of another open-end investment company (other than HighMark Funds) on which a sales charge was paid if such redemption occurred within thirty
                      (30) days prior to the date of the purchase order. Satisfactory evidence of the purchaser's eligibility must be provided at the time of purchase (e.g., a confirmation of the redemption);

                        (9) Brokers, dealers and agents who are purchasing for
                      their own account and who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21);

                        (10) Investors purchasing Shares on behalf of a
                      qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh) sponsored by Union Bank of California;

                        (11) Purchasers of Retail Shares of the Growth Fund that
                      are sponsors of other investment companies that are unit investment trusts for deposit by such sponsors into such unit investment trusts, and to purchasers of Retail Shares of the Growth Fund that are holders of such unit investment trusts that invest distributions from such investment trusts in Retail Shares of the Growth Fund;

                        (12) Present and retired directors, officers, and
                      employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company or their affiliated companies; and

                        (13) Investors receiving Shares issued in plans of
                      reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark is a party.

                        With regard to categories 2 through 12 above, the
                      Distributor must be notified that the purchase qualifies for a sales charge waiver at the time of purchase.

                      Reductions for Qualified Groups

                        Reductions in sales charges also apply to purchases by
                      individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

                        All orders from a qualified group will have to be placed
                      through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Retail Shares for Retail Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Retail Shares exchanged. Shareholders may exchange their Retail Shares for Retail Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Retail Shares of a money market fund for which no sales load was paid for Retail Shares of the California Intermediate Tax-Free Bond Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load. If Retail Shares of the money market fund were acquired in a previous exchange involving Shares of a non-money market HighMark Fund, then such Shares of the money market fund may be exchanged for Shares of the California Intermediate Tax-Free Bond Fund without payment of any additional sales load within a twelve month period. In order to receive a reduced sales charge when exchanging into a Fund, the Shareholder must notify HighMark that a sales charge was originally paid and provide sufficient information to permit confirmation of qualification.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including Participating Organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in the
                      California Intermediate Tax-Free Bond Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

REDEMPTION
OF SHARES               You may redeem your Shares of the California
                      Intermediate Tax-Free Bond Fund without charge on any Business Day. There is presently a $15 charge for wiring redemption proceeds to a Shareholder's designated account. Shares may be redeemed by mail, by telephone or through a pre-arranged systematic withdrawal plan. Investors who own Shares held by a financial institution should contact that institution for information on how to redeem Shares.

                      By Mail

                        A written request for redemption of Shares of the
                      California Intermediate Tax-Free Bond Fund must be received by the transfer agent, P.O. Box 8416, Boston, Massachusetts 02266-8416 in order to constitute a valid redemption request.

                        If the redemption request exceeds $5,000, or if the
                      request directs the proceeds to be sent or wired to an address different from that of record, the transfer agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of Shares,
                      (2) the redemption check is payable to the Shareholder(s) of record, and (3) the redemption check is mailed to the Shareholder(s) at his or her address of record.

                      Telephone Transactions

                        You may redeem your Shares of the California
                      Intermediate Tax-Free Bond Fund by calling the transfer agent at 1-800-433-6884. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $15 charge for wiring redemption proceeds.

                        You may request a wire redemption for redemptions of
                      Shares of the California Intermediate Tax-Free Bond Fund in excess of $500 by calling the transfer agent at 1-800-433-6884 who will deduct a wire charge of $15 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

                        Neither the transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark and the transfer agent will each employ reasonable procedures to confirm that instructions, communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

                        If market conditions are extraordinarily active or other
                      extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may consider placing your order by mail.

                      Systematic Withdrawal Plan ("SWP")

                        The California Intermediate Tax-Free Bond Fund offers a
                      Systematic Withdrawal Plan ("SWP"), which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current net asset value of $5,000 or more. You may elect to receive automatic payments via check or ACH of $100 or more on a monthly, quarterly, semi-annual or annual basis. You may arrange to receive regular distributions from your account via check or ACH by completing this section in the Account Application form.

                        To participate in the SWP, you must have your dividends
                      automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per Share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to the transfer agent. The transfer agent may require that the signature on the written notice be guaranteed.

                        It is generally not in your best interest to be
                      participating in the SWP at the same time that you are purchasing additional Shares if you have to pay a sales load in connection with such purchases.

                      Other Information Regarding Redemptions

                        Shareholders who desire to redeem Shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Fund reserves the right to make payment on redemptions in securities rather than cash.

                        Payment to the Shareholders for Shares redeemed will be
                      made within seven days after the transfer agent receives the valid redemption request. At various times, however, the Fund may be requested to redeem Shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, the redemption request will be rejected by the Fund. Once the Fund has received good payment for the Shares a Shareholder may submit another request for redemption.

                        Due to the relatively high costs of handling small
                      investments, the Fund reserves the right to redeem your Shares at net asset value if your account in the Fund has a value of less than the minimum initial purchase amount. Accordingly, if you purchase Shares of the Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any Shares. Before the Fund exercises its right to redeem such Shares you will be given notice that the value of the Shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount.

DIVIDENDS               The net income of the California Intermediate Tax-Free
                      Bond Fund is declared and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.


TAXES                 Federal Taxation

                        The California Intermediate Tax-Free Bond Fund intends
                      to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains, if any, so that the Fund is not required to pay federal taxes on these amounts.

                        Because all of the Fund's net investment income is
                      expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations. The Fund is not managed to generate any long-term capital gains and, therefore, does not foresee paying any significant "capital gains dividends" as described in the Code.

                        Exempt-interest dividends from the Fund are excludable
                      from Shareholders' gross income for federal income tax purposes. Such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. Shareholders are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.

                        Under the Code, interest on indebtedness incurred or
                      continued by a Shareholder to purchase or carry Shares of the Fund is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the Shareholder's taxable year.

                        Under the Code, if a Shareholder sells a Share of the
                      Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold.

                        In addition, any loss (not already disallowed as
                      provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

                        The Fund may at times purchase California Municipal
                      Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the California Tax-Free Money Market Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

                        To the extent dividends paid to Shareholders are derived
                      from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares.

                        Under the Code, dividends attributable to interest on
                      certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference). Shareholders of the Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund).

                        Prior to purchasing Shares of the California
                      Intermediate Tax-Free Bond Fund, the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in the Fund.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

                      California Taxes

                        The Fund intends to qualify to pay dividends to
                      Shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The Fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) the Fund continues to qualify as a regulated investment company.

                        If the Fund qualifies to pay California exempt-interest
                      dividends, dividends distributed to Shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the Fund in a written notice to Shareholders mailed within 60 days of the close of the Fund's taxable year and (2) to the extent that they are derived from the interest received by the Fund during the year on California Tax Exempt Obligations (less related expenses). If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend. The Fund will notify Shareholders of the amount of California exempt-interest dividends each year.

                        Corporations subject to California franchise tax that
                      invest in the Fund generally will not be entitled to exclude California exempt-interest dividends from income.

                        Dividend distributions that do not qualify for treatment
                      as California exempt-interest dividends will be taxable to Shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Fund's earnings and profits.

                        Interest on indebtedness incurred or continued by a
                      Shareholder in connection with the purchase of Shares of the Fund will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

                        The foregoing is a general, abbreviated summary of
                      certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of Shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A., serves as the California Intermediate Tax-Free Bond Fund's investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as the Fund's investment advisor, Union Bank of California receives a fee from the California Intermediate Tax-Free Bond Fund, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the Fund's average daily net assets. This fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. As of the date of this Prospectus, the California Intermediate Tax-Free Bond Fund had not yet commenced operations in HighMark.

                        On April 1, 1996, The Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group, which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        All investment decisions for the California Intermediate
                      Tax-Free Bond Fund are made by a team of investment professionals, all of whom take an active part in the decision making process. The team leader for the Fund is Robert Bigelow. Mr. Bigelow has been with Union Bank of California, and its predecessor, Union Bank since June 1994. Mr. Bigelow served as a portfolio manager at City National Bank from January, 1986 to June, 1994.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the Fund's average daily net assets. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the Fund's Retail Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of 0.15% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the Fund's average daily net assets. Union Bank of California has voluntarily agreed to reduce this fee to 0.00%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Retail Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.00% of average daily net assets.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor.

                      The Distribution Plan

                        Pursuant to HighMark's Distribution Plan, the California
                      Intermediate Tax-Free Bond Fund pays the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Fund's Retail Shares. The Distributor has agreed to waive its fee to the rate of 0.00% of the Fund's average daily net assets.

                        The Distributor may use the distribution fee applicable
                      to the Fund's Retail Shares to provide distribution assistance with respect to the sale of the Fund's Retail Shares or to provide Shareholder services to the holders of the Fund's Retail Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of the Fund's Retail Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning the Fund's Retail Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plan will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

                        Participating Organizations may charge customers fees in
                      connection with investments in the California Intermediate Tax-Free Bond Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in the Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

                        The distribution fee under the Distribution Plan will be
                      payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. The Distributor may from time to time voluntarily reduce its distribution fee with respect to the California Intermediate Tax-Free Bond Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fee will lower the California Intermediate Tax-Free Bond Fund's expenses, and thus increase the Fund's yield and total returns, during the period such voluntary reductions are in effect.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Fund contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of the Fund without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Fund. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the California Intermediate Tax-Free Bond Fund. The custodian holds cash securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Fund's shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund, and the California Intermediate Tax-Free Bond Fund, had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Retail Shares of the California Intermediate Tax-Free Bond Fund. Performance information is computed separately for the Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

                        The aggregate total return and average annual total
                      return of the California Intermediate Tax-Free Bond Fund may be quoted for the life of the Fund and for ten-year, five-year and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing the Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in the Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of the Fund is determined by annualizing the
                      net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of the Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. The Fund may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for the Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in the Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company,Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark California Intermediate Tax-Free Bond
                      Fund.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES -- Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        MORTGAGE-BACKED SECURITIES--Securities generally issued
                      or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

                        Although payments on certain mortgage-related securities
                      may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

                        Adjustable rate mortgage securities ("ARMS") are
                      pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

                        Collateralized mortgage obligations ("CMOs") are bonds
                      generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

                        One or more classes of CMOs may have coupon rates that
                      reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

                        Securities such as zero-coupon obligations,
                      mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Real Estate Mortgage Investment Conduits ("REMICs") are
                      private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

                        MUNICIPAL FORWARDS--Municipal Forwards are forward
                      commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

                        MUNICIPAL SECURITIES--Municipal securities consist of
                      (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

                        PARTICIPATION INTERESTS--Participation interests are
                      interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "Federal Taxation."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is
                      commercial paper issued by governments and political subdivisions.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

              HighMark CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
                            INVESTMENT PORTFOLIO OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                               - Balanced Fund



                               Prospectus


                               Retail Shares

                               March 28, 1997





84821-B(3/97)           [LOGO] HIGHMARK(SM)
                               FUNDS

                                 HIGHMARK FUNDS

                                 BALANCED FUND

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark's Balanced Fund.

                                 RETAIL SHARES

  HighMark's Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark's Fiduciary Shares.

  This Prospectus sets forth concisely the information about HighMark and the Balanced Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Retail Shares of the Balanced Fund. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997
Retail Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Retail Shares of HighMark Balanced Fund (the "Balanced Fund" or the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Balanced Fund seeks capital appreciation and income, with a secondary investment objective of conservation of capital. (See "INVESTMENT OBJECTIVE").

WHAT ARE THE FUND'S PERMITTED INVESTMENTS? The Fund primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks. The Fund may also invest consistent with its investment objective and investment policies in fixed-income securities. (See "INVESTMENT POLICIES").

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE BALANCED FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. The Fund may purchase common stocks and other equity securities that are volatile and which may fluctuate in value more than other types of investments. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates, and may be affected by other market and economic factors as well. (See "Risk Factors").

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of the Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor").

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator").

WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian").

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor").

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective (plus any applicable sales charge). Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "HOW TO PURCHASE SHARES" and "REDEMPTION OF SHARES").

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS").

                               TABLE OF CONTENTS

                                                                                       PAGE
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
Summary..............................................................................     2
Balanced Fund Fee Table..............................................................     5
Financial Highlights.................................................................     6
Fund Description.....................................................................     7
Investment Objective.................................................................     7
Investment Policies..................................................................     7
General..............................................................................     8
  Money Market Instruments...........................................................     8
  Illiquid and Restricted Securities.................................................     8
  Lending of Portfolio Securities....................................................     8
  Other Investments..................................................................     9
  Risk Factors.......................................................................    10
Investment Limitations...............................................................    12
  Portfolio Turnover.................................................................    13
How to Purchase Shares...............................................................    13
  How to Purchase By Mail............................................................    14
  How to Purchase By Wire............................................................    15
  How to Purchase through an Automatic Investment Plan ("AIP").......................    15
  How to Purchase Through Financial Institutions.....................................    15
  Sales Charges......................................................................    16
  Letter of Intent...................................................................    17
  Rights of Accumulation.............................................................    17
  Sales Charge Waivers...............................................................    17
  Reductions for Qualified Groups....................................................    19
Exchange Privileges..................................................................    19
Redemption of Shares.................................................................    21
  By Mail............................................................................    21
  Telephone Transactions.............................................................    21
  Systematic Withdrawal Plan ("SWP").................................................    22
  Other Information Regarding Redemptions............................................    22

                                                                                       PAGE
                                                                                        --
Dividends............................................................................    23
Federal Taxation.....................................................................    23
Service Arrangements.................................................................    25
  The Advisor........................................................................    25
  Administrator......................................................................    26
  The Transfer Agent.................................................................    26
  Shareholder Service Plan...........................................................    26
  Distributor........................................................................    27
  The Distribution Plan..............................................................    27
  Banking Laws.......................................................................    28
  Custodian..........................................................................    29
General Information..................................................................    29
  Description of HighMark & Its Shares...............................................    29
  Performance Information............................................................    29
  Miscellaneous......................................................................    30
Description of Permitted Investments.................................................    31

                            BALANCED FUND FEE TABLE

                                                                                                           BALANCED
                                                                                                             FUND
                                                                                                            RETAIL
                                                                                                            SHARES
                                                                                                           --------
SHAREHOLDER TRANSACTION EXPENSES(A)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price)............................     4.50%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price).................        0%
  Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as
    applicable)(b).......................................................................................        0%
  Redemption Fees (as a percentage of amount redeemed, if applicable)(c).................................        0%
  Exchange Fee(a)........................................................................................   $    0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees........................................................................................     0.60%
  12b-1 Fees.............................................................................................     0.25%
  Other Expenses (after voluntary reduction)(d)..........................................................     0.30%
  Total Fund Operating Expenses(e).......................................................................     1.15%
                                                                                                             =====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                         3        5        10
                                                              1 YEAR   YEARS    YEARS     YEARS
                                                              ------   ------   ------   -------
Balanced Fund Retail Shares.................................   $ 56     $ 80     $105     $ 178

  The purpose of the table above is to assist an investor in the Balanced Fund in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of the Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Long-term shareholders of Retail Shares may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by rules of the National Association of Securities Dealers, Inc.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Balanced Fund on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See HOW TO PURCHASE SHARES, EXCHANGE PRIVILEGES, REDEMPTION OF SHARES, and SERVICE ARRANGEMENTS below.)

(b) A Contingent Deferred Sales Charge of 1.00% will be assessed against the proceeds of any redemption request relating to Retail Shares of the Fund that were purchased without a sales charge in reliance upon the waiver accorded to purchases in the amount of $1 million or more, but only where such redemption request is made within one year of the date the Shares were purchased.

(c) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below.)

(d) Absent voluntary fee waivers, OTHER EXPENSES would be .48% for the Retail Shares of the Balanced Fund.

(e) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be 1.33% for the Retail Shares of the Balanced Fund.

                              FINANCIAL HIGHLIGHTS

  The table below sets forth certain financial information with respect to the Retail Shares of the Balanced Fund. Financial highlights for the Fund for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent accountants for HighMark.

  Prior to June 20, 1994, the Balanced Fund offered a single class of Shares (now designated Fiduciary Shares) throughout the periods shown.

                                 BALANCED FUND

                                                             YEAR ENDED JULY
                                                                   31,
                                                            -----------------
                                                                                JUNE 20, 1994 TO
                                                             1996       1995    JULY 31, 1994(A)
                                                            ------     ------   ----------------
                                                            RETAIL     RETAIL        RETAIL
                                                            ------     ------   ----------------
Net Asset Value, Beginning of Period......................  $10.79     $ 9.71        $ 9.71
                                                            ------     ------        ------
Investment Activities
  Net investment income...................................    0.40       0.43
  Net realized and unrealized gains (losses) on
     investments..........................................    0.77       1.04          0.06
                                                            ------     ------        ------
          Total from Investment Activities................    1.17       1.47          0.06
                                                            ------     ------        ------
Distributions
  Net investment income...................................   (0.40)     (0.39)        (0.06)
                                                            ------     ------        ------
Net Asset Value, End of Period............................  $11.56     $10.79        $ 9.71
                                                            ======     ======        ======
          Total Return....................................   10.94%     15.60%         0.25%(b)
Ratios/Supplementary Data:
  Net Assets at end of period (000).......................  $  694     $  467            --
  Ratio of expenses to average net assets.................    0.94%      0.90%           --
  Ratio of net investment income to average net assets....    3.48%      3.78%           --
  Ratio of expenses to average net assets*................    2.03%      2.05%           --
  Ratio of net investment income to average net assets*...    2.39%      2.63%           --
Portfolio turnover(c).....................................   12.84%     20.70%        44.14%

---------------

(a) Period from commencement of operations. On June 20, 1994, the Balanced Fund commenced offering Investor Shares (now called "Retail Shares") and designated existing shares as Fiduciary Shares.

(b) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994 plus the total return for the Retail Shares for the period from June 20, 1994 to July 31, 1994.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania, 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Retail Shares, sales charges and the operation of HighMark's Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS below. (Retail Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVE               The Balanced Fund seeks capital appreciation and income.
                      Conservation of capital is a secondary consideration.

                        The investment objective and certain of the investment
                      limitations of the Balanced Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT
POLICIES                The Balanced Fund may invest in any type or class of
                      security. Under normal market conditions, the Balanced Fund will invest between 50% and 70% of its total assets in equity securities. Senior fixed-income securities will normally constitute at least 25% of the Balanced Fund's net assets.

                        Equity securities include common stocks, warrants to
                      purchase common stocks, American Depositary Receipts ("ADRs"), preferred stocks, securities (including debt securities) convertible into or exercisable for common stocks and Standard & Poor's Depositary Receipts ("SPDRs"). The Balanced Fund's fixed-income investments consist of bonds, debentures, notes, zero-coupon securities, all forms of mortgage-related securities (including collateralized mortgage obligations), and obligations issued or guaranteed by the U.S. or foreign Governments or their agencies or instrumentalities. Privately issued mortgage-backed securities must be rated in one of the top two categories by at least one NRSRO as defined below. In addition to mortgage-backed securities, the Balanced Fund may invest in other asset-backed securities including, but not limited to, those backed by company receivables, truck and auto loans, leases, and credit card or other receivables.

                        The Balanced Fund may invest in bonds, notes and
                      debentures of any maturity issued by U.S. and foreign corporate and governmental issuers. The Balanced Fund will invest only in corporate fixed-income securities that are rated at the time of purchase as investment grade by a nationally recognized statistical rating organization ("NRSRO") (e.g., at least Baa from Moody's Investors Service, Inc. ("Moody's") or BBB from Standard & Poor's Corporation ("S&P")) or, if unrated, which the Advisor deems to be attractive opportunities and of comparable quality. For a description of the rating symbols of the NRSROs utilized by the Advisor, see the Appendix to the Statement of Additional Information.

                        In the event that a security owned by the Fund is
                      downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

                        The portions of the Balanced Fund's assets invested in
                      equity securities and fixed-income securities will vary from time to time within the stated ranges, depending upon the Advisor's assessment of business, economic and market conditions. The Advisor considers a combination of risk, capital appreciation, income, and protection of capital value.

GENERAL               Money Market Instruments

                        Under normal market conditions, the Balanced Fund may
                      invest up to 25% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, the Fund may invest more than 25% of its total assets in money market instruments. The Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        The Balanced Fund shall limit investment in illiquid
                      securities to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and
                      Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, the Fund may
                      lend its portfolio securities to broker-dealers, banks or other institutions. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Fund may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Balanced Fund may enter into forward commitments or
                      purchase securities on a "when-issued" basis. The Balanced Fund expects that commitments by it to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fund does not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The Fund may also invest in money market instruments,
                      money market funds, and in cash, and may invest in other registered investment companies with similar investment objectives.

                        The Balanced Fund may invest up to 5% of its total
                      assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include shares of a money market fund of HighMark, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        The Balanced Fund may write covered calls on its equity
                      securities and enter into closing transactions with respect to covered call options.

                        The Fund may also buy and sell options, futures
                      contracts and options on futures. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets. The aggregate value of options on securities (long puts and calls) will not exceed 10% of the Fund's net assets at the time such options are purchased by the Fund.

                        The Fund may purchase options in stock indices to invest
                      cash on an interim basis. The aggregate premium paid on all options on stock indices cannot exceed 20% of the Fund's total assets.

                        All of the common stocks in which the Balanced Fund
                      invests (including foreign securities in the form of ADRs but not including Rule 144A Securities) are traded on registered exchanges or in the over-the-counter market.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        Like any investment program, investment in the Balanced
                      Fund entails certain risks. As with a fund investing primarily in equity securities, the Balanced Fund is subject to the risk that prices of equity securities, or certain types of equity securities in which the Fund invests, in general will decline over short or even extended periods. Since the Fund's shares will fluctuate in value, the Fund may be more suitable for long-term investors who can bear the risk of short-term fluctuations. In addition, the market value of fixed-income securities bears an inverse relationship to changes in market interest rates, which may affect the net asset value of Shares. The longer the remaining maturity of a security, the greater is the effect of interest rate changes on its market value. Generally, because of their fixed-income features, convertible securities will fluctuate in value to a lesser degree than the common stocks into which they are convertible. Changes in the value of a Fund's fixed-income securities will not affect cash income received from ownership of such securities, but will affect a Fund's net asset value.

                        Because the Balanced Fund also invests in debt
                      securities, investors in the Balanced Fund are also exposed to credit risk, which relates to the ability of an issuer to make payments of principal and interest, and market risk, which relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the investments in the Balanced Fund and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio. Therefore, an investment in the Fund may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period. While debt securities normally fluctuate less in price than equity securities, there have been extended periods of cyclical increases in interest rates that have caused significant declines in debt securities prices. Certain fixed-income securities which may be purchased by the

                      Balanced Fund such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Depending upon prevailing market conditions, the
                      Balanced Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.

                        As described above, the Balanced Fund may invest in debt
                      securities within the four highest rating categories assigned by a NRSRO and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by the Balanced Fund to fall below the fourth highest rating category, the Advisor will consider such an event in determining whether the Balanced Fund should continue to hold that security. In no event, however, would the Balanced Fund be required to liquidate any such portfolio security where the Balanced Fund would suffer a loss on the sale of such security.

                        The Balanced Fund may invest in convertible securities,
                      which include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The Balanced Fund will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by a NRSRO or that is not rated but is determined to be of comparable quality by the Advisor.

                        The Balanced Fund may invest in securities issued or
                      guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with the Fund's investment objective and policies, and are subject to special risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, changes in foreign currency exchange rates, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source or the adoption of other foreign governmental restrictions. To the extent that the Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Balanced Fund will not hold foreign currency for investment purposes.

INVESTMENT
LIMITATIONS             The Balanced Fund may not:

                        1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations);

                        2) Purchase any securities that would cause more than
                      25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that

                      (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry);

                        3) Make loans, except that the Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        The Fund's portfolio turnover rate will not be a factor
                      preventing a sale or purchase when the Advisor believes investment considerations warrant. The Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fund and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the Fund. See FEDERAL TAXATION.

HOW TO
PURCHASE
SHARES                  As noted above, the Fund is divided into two classes of
                      Shares, Retail and Fiduciary. Retail Shares may be purchased at net asset value plus a sales charge. For a description of investors who qualify to purchase Fiduciary Shares, see the Fiduciary Shares prospectus of the Balanced Fund. HighMark's Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark's Fiduciary class.

                        Retail Shares are sold on a continuous basis by
                      HighMark's Distributor, SEI Financial Services Company. The principal office of the Distributor is Oaks, Pennsylvania 19456. If you wish to purchase Shares, you may contact your investment professional or telephone HighMark at 1-800-433-6884.

                        The minimum initial investment is generally $1,000 and
                      the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. The Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar plans. Purchases and redemption of Shares of the Fund may be made on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days").

                        Purchase orders for Shares will be executed at a per
                      Share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor (plus any applicable sales charge). The net asset value per Share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of the Fund. Net asset value per Share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional Shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        The securities in the Fund will be valued at market
                      value. If market quotations are not available, the securities will be valued by a method that HighMark's Board of Trustees believes accurately reflects fair value. For further information about valuation of investments in the Balanced Fund, see the Statement of Additional Information.

                        Shares of the Fund are offered only to residents of
                      states in which the Shares are eligible for purchase.

                      How to Purchase By Mail

                        You may purchase Shares of the Balanced Fund by
                      completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "HighMark Funds (Fund Name)," to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. All purchases made by check should be in U.S. dollars and made payable to "HighMark Funds (Fund Name)." Third party checks, credit card checks or cash will not be accepted. You may purchase more Shares at any time by mailing payment also to the transfer agent at the above address. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

                        You may obtain Account Application Forms for the
                      Balanced Fund by calling the Distributor at 1-800-433-6884.

                      How to Purchase By Wire

                        You may purchase Shares of the Balanced Fund by wiring
                      Federal funds, provided that your Account Application has been previously received. You must wire funds to the transfer agent and the wire instructions must include your account number. You must call the transfer agent at 1-800-433-6884 before wiring any funds. An order to purchase Shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day of the wire; provided that the Shareholder wires funds to the transfer agent prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). If the transfer agent does not receive the wire by 1:00 p.m., Pacific time (4:00 p.m., Eastern time), the order will be executed on the next Business Day.

                      How to Purchase through an Automatic Investment Plan
                      ("AIP")

                        You may arrange for periodic additional investments in
                      the Balanced Fund through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing this section in the Account Application form. The minimum pre-authorized investment amount is $100 per month. The AIP is available only for additional investments to an existing account.

                      How to Purchase Through Financial Institutions

                        Shares of the Fund may be purchased through financial
                      institutions, including the Advisor, that provide distribution assistance or Shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark.

                        Customers who desire to transfer the registration of
                      Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

                        Depending upon the terms of a particular Customer
                      account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

                      Sales Charges

                        The following table shows the regular sales charge on
                      Retail Shares to a "single purchaser" (defined below) together with the dealer discount paid to dealers and the agency commission paid to brokers (collectively the "commission"):

                                                                              SALES CHARGE AS      COMMISSION AS
                                                       SALES CHARGE AS A        APPROPRIATE        PERCENTAGE OF
                                                         PERCENTAGE OF       PERCENTAGE OF NET       OFFERING
                               AMOUNT OF PURCHASE       OFFERING PRICE        AMOUNT INVESTED          PRICE
                              ---------------------    -----------------     -----------------     -------------
                                          0-$49,999           4.50%                 4.71%               4.05%
                                    $50,000-$99,000           4.00%                 4.17%               3.60%
                                  $100,000-$249,000           3.50%                 3.63%               3.15%
                                  $250,000-$499,999           2.50%                 2.56%               2.25%
                                  $500,000-$999,999           1.50%                 1.52%               1.35%
                               $1,000,000 and Over*           0.00%                 0.00%               0.00%

                     ------------------------------------

                       * A contingent deferred sales charge of 1.00% will be
                         assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

                        The commissions shown in the table apply to sales
                      through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown above. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Retail Shares of the Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

                        In calculating the sales charge rates applicable to
                      current purchases of the Fund's Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Shares of the Fund and other of HighMark's funds (the "Eligible Funds") which are sold subject to a comparable sales charge.

                        The term "single purchaser" refers to (i) an individual,
                      (ii) an individual and spouse purchasing Shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

                      Letter of Intent

                        By initially investing at least $1,000 and submitting a
                      Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Shares of the Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefitting from the Letter, the Shareholder must notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the Transfer Agent that such purchases are applicable under the Letter.

                      Rights of Accumulation

                        In calculating the sales charge rates applicable to
                      current purchases of Retail Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Retail Shares of the Funds sold subject to a comparable sales charge.

                        To exercise your right of accumulation based upon Shares
                      you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

                      Sales Charge Waivers

                        The following categories of investors may purchase
                      Retail Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

                        (1) Existing holders of Retail Shares of a Fund upon the
                      reinvestment of dividend and capital gain distributions on those Shares;

                        (2) Investment companies advised by Pacific Alliance
                      Capital Management or distributed by SEI Financial Services Company or its affiliates placing orders on each entity's behalf;

                        (3) State and local governments;

                        (4) Individuals who have received distributions from
                      employee benefit trust accounts who are rolling over such distributions into an individual retirement account for which the Bank serves as trustee or custodian;

                        (5) Individuals who purchase Shares with proceeds from a
                      required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California;

                        (6) Individuals who purchase Shares with proceeds
                      received in connection with a distribution paid from a Union Bank of California trust or agency account;

                        (7) Investment advisors or financial planners regulated
                      by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent;

                        (8) Investors purchasing Shares with proceeds from a
                      redemption of Shares of another open-end investment company (other than HighMark Funds) on which a sales charge was paid if such redemption occurred within thirty
                      (30) days prior to the date of the purchase order. Satisfactory evidence of the purchaser's eligibility must be provided at the time of purchase (e.g., a confirmation of the redemption);

                        (9) Brokers, dealers and agents who are purchasing for
                      their own account and who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21);

                        (10) Investors purchasing Shares on behalf of a
                      qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh) sponsored by Union Bank of California;

                        (11) Purchasers of Retail Shares of the Growth Fund that
                      are sponsors of other investment companies that are unit investment trusts for deposit by such sponsors into such unit investment trusts, and to purchasers of Retail Shares of the Growth Fund that are holders of such unit investment trusts that invest distributions from such investment trusts in Retail Shares of the Growth Fund;

                        (12) Present and retired directors, officers, and
                      employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company or their affiliated companies; and

                        (13) Investors receiving Shares issued in plans of
                      reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark is a party.

                        With regard to categories 2 through 12 above, the
                      Distributor must be notified that the purchase qualifies for a sales charge waiver at the time of purchase.

                      Reductions for Qualified Groups

                        Reductions in sales charges also apply to purchases by
                      individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.

                        All orders from a qualified group will have to be placed
                      through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Retail Shares for Retail Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Retail Shares exchanged. Shareholders may exchange their Retail Shares for Retail Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Retail Shares of a Money Market Fund for which no sales load was paid for Retail Shares of an Equity Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load. If Retail Shares of the Money Market Fund were acquired in a previous exchange involving Shares of a non-money market HighMark Fund, then such Shares of the Money Market Fund may be exchanged for Shares of an Equity Fund without payment of any additional sales load within a twelve month period. In order to receive a reduced sales charge when exchanging into a Fund, the Shareholder must notify HighMark that a sales charge was originally paid and provide sufficient information to permit confirmation of qualification.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including Participating Organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in the Balanced
                      Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

REDEMPTION OF
SHARES                  You may redeem your Shares of the Balanced Fund without
                      charge on any Business Day. There is presently a $15 charge for wiring redemption proceeds to a Shareholder's designated account. Shares may be redeemed by mail, by telephone or through a prearranged systematic withdrawal plan. Investors who own Shares held by a financial institution should contact that institution for information on how to redeem Shares.

                      By Mail

                        A written request for redemption of Shares of the
                      Balanced Fund must be received by the transfer agent, P.O. Box 8416, Boston, Massachusetts 02266-8416 in order to constitute a valid redemption request.

                        If the redemption request exceeds $5,000, or if the
                      request directs the proceeds to be sent or wired to an address different from that of record, the transfer agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of Shares,
                      (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record.

                      Telephone Transactions

                        You may redeem your Shares of the Balanced Fund by
                      calling the transfer agent at 1-800-433-6884. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $15 charge for wiring redemption proceeds.

                        You may request a wire redemption for redemptions of
                      Shares of the Balanced Fund in excess of $500 by calling the transfer agent at 1-800-433-6884 who will deduct a wire charge of $15 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

                        Neither the transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark and transfer agent will each employ reasonable procedures to confirm that instructions, communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

                        If market conditions are extraordinarily active or other
                      extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may consider placing your order by mail.

                      Systematic Withdrawal Plan ("SWP")

                        The Balanced Fund offers a Systematic Withdrawal Plan
                      ("SWP"), which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current net asset value of $5,000 or more. You may elect to receive automatic payments via check or ACH of $100 or more on a monthly, quarterly, semi-annual or annual basis. You may arrange to receive regular distributions from your account via check or ACH by completing this section in the Account Application form.

                        To participate in the SWP, you must have your dividends
                      automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per Share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to the transfer agent. The transfer agent may require that the signature on the written notice be guaranteed.

                        It is generally not in your best interest to be
                      participating in the SWP at the same time that you are purchasing additional Shares if you have to pay a sales load in connection with such purchases.

                      Other Information Regarding Redemptions

                        Shareholders who desire to redeem Shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Fund reserves the right to make payment for redemptions in securities rather than cash.

                        Payment to the Shareholders for Shares redeemed will be
                      made within seven days after the transfer agent receives the valid redemption request. At various times, however, the Fund may be requested to redeem Shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, the redemption request will be rejected by the Fund. Once the Fund has received good payment for the Shares a Shareholder may submit another request for redemption.

                        Due to the relatively high costs of handling small
                      investments, the Fund reserves the right to redeem your Shares at net asset value if your account in the Fund has a value of less than the minimum initial purchase amount. Accordingly, if you purchase Shares of the Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any Shares. Before the Fund exercises its right to redeem such Shares you will be given notice that the value of the Shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount.

DIVIDENDS               The net income of the Balanced Fund is declared and paid
                      monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                The Balanced Fund intends to qualify for treatment as a
                      "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that the Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. The 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in the Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Balanced Fund, the
                      impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in the Fund.

                        Fund investments in foreign securities may be subject to
                      withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. The Fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such taxes.

                        Fund transactions in foreign currencies and hedging
                      activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

                        Investment in an entity that qualifies as a "passive
                      foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" received with respect to the investment, and on the proceeds from disposition of the investment.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A., serves as the Balanced Fund's investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as the Fund's investment advisor, Union Bank of California receives a fee from the Balanced Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the Fund's average daily net assets. This fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Balanced Fund aggregating 0.54% of the Fund's average daily net assets.

                        On April 1, 1996, the Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group which, as of June 30, 1996, had approximately 13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        All investment decisions for the Balanced Fund are made
                      by a team of investment professionals, all of whom take an active part in the decision making process. The team leader for the Balanced Fund is Carl J. Colombo. Mr. Colombo is a Vice President of the Advisor, and has served as team leader for the Stepstone Balanced and Growth Equity Funds. Mr. Colombo has been with the Advisor and its predecessor, Union Bank, since 1985.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Retail Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Fund. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Retail Shares of HighMark for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, the Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.09% of average daily net assets.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor.

                      The Distribution Plan

                        Pursuant to HighMark's Distribution Plan, the Balanced
                      Fund pays the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Fund's Retail Shares.

                        The Distributor may use the distribution fee applicable
                      to the Fund's Retail Shares to provide distribution assistance with respect to the sale of the Fund's Retail Shares or to provide Shareholder services to the holders of the Fund's Retail Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of the Fund's Retail Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning the Fund's Retail Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plan will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

                        Participating Organizations may charge customers fees in
                      connection with investments in the Balanced Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in the Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

                        The distribution fee under the Distribution Plan will be
                      payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. The Distributor may from time to time voluntarily reduce its distribution fee with respect to the Balanced Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fee will lower the Balanced Fund's expenses, and thus increase the Fund's yield and total returns, during the period such voluntary reductions are in effect.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Fund contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of the Fund, without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Fund. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Balanced Fund. The Custodian holds cash, securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Fund's shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund and the California Intermediate TaxFree Bond Fund had been offered for sale in HighMark Funds. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Fiduciary Shares of the Balanced Fund, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996 there was
                      no person who owned of record or beneficially more than 25% of the Retail Shares of the Balanced Fund.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Retail

                      Shares of the Balanced Fund. Performance information is computed separately for the Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

                        The aggregate total return and average annual total
                      return of the Fund may be quoted for the life of the Fund and for ten-year, five-year, three-year and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing the Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in the Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of the Fund is determined by annualizing the
                      net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of the Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a nonregistered predecessor vehicle.

                        All performance information presented for the Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Balanced Fund.

                        AMERICAN DEPOSITARY RECEIPTS (ADRs)--ADRs are receipts
                      typically issued by a U.S. financial institution that evidence ownership of underlying securities issued by a foreign issuer.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED
                      STOCK--Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this

                      "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        MORTGAGE-BACKED SECURITIES--Securities generally issued
                      or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

                        Although payments on certain mortgage-related securities
                      may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

                        Adjustable rate mortgage securities ("ARMS") are
                      pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

                        Collateralized mortgage obligations ("CMOs") are bonds
                      generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

                        One or more classes of CMOs may have coupon rates that
                      reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

                        Securities such as zero-coupon obligations,
                      mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Real Estate Mortgage Investment Conduits ("REMICs") are
                      private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

                        OPTIONS--Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction"--the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, HighMark's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)--SPDRs are
                      interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

                        TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is
                      commercial paper issued by governments and political subdivisions.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                             HighMark BALANCED FUND
                            INVESTMENT PORTFOLIO OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                               MONEY MARKET FUNDS

                               - Diversified Money
                                 Market Fund

                               - U.S. Government Money
                                 Market Fund

                               - 100% U.S. Treasury
                                 Money Market Fund

                               - California Tax-Free
                                 Money Market Fund

                               Prospectus

                               Retail Shares

                               March 28, 1997








84822-B(3/97)           [LOGO] HIGHMARK(SM)
                               FUNDS

                                 HIGHMARK FUNDS

                               MONEY MARKET FUNDS

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to
HighMark's:

                        - Diversified Money Market Fund
                        - U.S. Government Money Market Fund
                        - 100% U.S. Treasury Money Market Fund
                        - California Tax-Free Money Market Fund

                                 RETAIL SHARES

  HighMark's Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark's Fiduciary Shares.

  This Prospectus sets forth concisely the information about HighMark and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Retail Shares of the Money Market Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

    AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A
                   STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997

Retail Shares

                                    SUMMARY

  HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Retail Shares of the Diversified Money Market, U.S. Government Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds (each a "Fund" and sometimes referred to in this prospectus as the "Funds"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? The Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund seek current income with liquidity and stability of principal. The California Tax-Free Money Market Fund seeks as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal. (See "INVESTMENT OBJECTIVES")

  WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? THE DIVERSIFIED MONEY MARKET FUND invests in obligations with maturities deemed under SEC rules to be 397 days or less ("short-term investments") issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in high-quality short-term obligations issued by banks and corporations, and other high-quality rated and unrated short-term instruments; some of the obligations and short-term instruments in which the Fund invests may be subject to repurchase agreements. THE U.S. GOVERNMENT MONEY MARKET FUND invests in short-term obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; some of the obligations in which the Fund invests may be subject to repurchase agreements. THE 100% U.S. TREASURY MONEY MARKET FUND invests exclusively in direct U.S. Treasury short-term obligations. THE CALIFORNIA TAX-FREE MONEY MARKET FUND invests primarily in bonds and notes issued by or on behalf of the State of California and other states, territories, possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is excluded from gross income for federal income and California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. (See "INVESTMENT POLICIES")

  WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? Each Fund seeks to maintain a net asset value of $1.00 per share. There can be no assurance that a Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis. The California Tax-Free Money Market Fund concentrates its investments in California municipal securities, and an investment in the Fund therefore may be riskier than an investment in other types of money market funds. (See "Risk Factors")

  ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the yield or value of the security or yield or value of Shares of that Fund.

  WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

  WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

  WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the Custodian of HighMark's assets. (See "The Custodian")

  WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor")

  HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. In order to be effective on the Business Day received, orders to purchase and redeem must be placed prior to 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, prior to 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and prior to 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds on any Business Day. Otherwise, the order will be effective the next Business Day. In addition, effectiveness of a purchase is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time). (See "HOW TO PURCHASE SHARES and REDEMPTION OF SHARES")

  HOW ARE DIVIDENDS PAID? The net investment income (exclusive of short-term capital gains) of the Funds is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    2
Money Market Funds Fee Table..........................................................    5
Financial Highlights..................................................................    7
Fund Description......................................................................   15
Investment Objectives.................................................................   15
Investment Policies...................................................................   15
  Diversified Money Market Fund.......................................................   16
  U.S. Government Money Market Fund...................................................   17
  The 100% U.S. Treasury Money Market Fund............................................   18
  California Tax-Free Money Market Fund...............................................   18
  Municipal Securities................................................................   20
General...............................................................................   21
  Illiquid and Restricted Securities..................................................   22
  Lending of Portfolio Securities.....................................................   22
  Other Investments...................................................................   22
  Risk Factors........................................................................   23
Investment Limitations................................................................   24
  Valuation of Shares.................................................................   26
How to Purchase Shares................................................................   26
  How to Purchase By Mail.............................................................   27
  How to Purchase By Wire.............................................................   28
  How to Purchase through an Automatic Investment Plan ("AIP")........................   28
  How to Purchase Through Financial Institutions......................................   28
Exchange Privileges...................................................................   29
Redemption of Shares..................................................................   30
  By Mail.............................................................................   30
  Telephone Transactions..............................................................   30
  Systematic Withdrawal Plan ("SWP")..................................................   31
  Other Information Regarding Redemptions.............................................   32
Dividends.............................................................................   32
Federal Taxation......................................................................   33
Service Arrangements..................................................................   35
  The Advisor.........................................................................   35
  Administrator.......................................................................   36
  The Transfer Agent..................................................................   37
  Shareholder Service Plan............................................................   37
  Distributor.........................................................................   37
  The Distribution Plan...............................................................   38
  Banking Laws........................................................................   39
  Custodian...........................................................................   39
General Information...................................................................   39
  Description of HighMark & Its Shares................................................   39
  Performance Information.............................................................   40
  Miscellaneous.......................................................................   41
Description of Permitted Investments..................................................   42

                          MONEY MARKET FUNDS FEE TABLE

                                                                                100% U.S.          CALIFORNIA
                                    DIVERSIFIED MONEY    U.S. GOVERNMENT        TREASURY            TAX-FREE
                                       MARKET FUND      MONEY MARKET FUND   MONEY MARKET FUND   MONEY MARKET FUND
                                      RETAIL SHARES       RETAIL SHARES       RETAIL SHARES       RETAIL SHARES
                                    -----------------   -----------------   -----------------   -----------------
SHAREHOLDER TRANSACTION
  EXPENSES(A)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price).................            0%                  0%                  0%                  0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)...            0%                  0%                  0%                  0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds, as
  applicable).....................            0%                  0%                  0%                  0%
Redemption Fees (as a percentage
  of amount redeemed, if
  applicable)(b)..................            0%                  0%                  0%                  0%
Exchange Fee(a)...................        $   0               $   0               $   0               $   0
ANNUAL OPERATING EXPENSES (as a
  percentage of net assets)
  Management Fees (after voluntary
    reduction)(c).................         0.30%               0.29%               0.24%               0.09%
  12b-1 Fees......................         0.25%               0.25%               0.25%               0.25%
  Other Expenses (after voluntary
    reduction)(d).................         0.20%               0.21%               0.21%               0.21%
                                            ---                 ---                 ---                 ---
  Total Fund Operating
    Expenses(e)...................         0.75%               0.75%               0.70%               0.55%
                                    ==================  ==================  ==================  ==================

---------------
Example: You would pay the following expenses on a $1,000 investment, assuming
         (1) 5% annual return and (2) redemption at the end of each time period.

                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                           ------     -------     -------     --------
Diversified Money Market Fund Retail Shares..............    $8         $24         $42         $ 93
U.S. Government Money Market Fund Retail Shares..........    $8         $24         $42         $ 93
100% U.S. Treasury Money Market Fund Retail Shares.......    $7         $22         $39         $ 87
California Tax-Free Money Market Fund Retail Shares......    $6         $18         $31         $ 69

  The purpose of the tables above is to assist an investor in the Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See HOW TO PURCHASE SHARES, EXCHANGE PRIVILEGES, REDEMPTION OF SHARES, and SERVICE ARRANGEMENTS below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below.)

(c) Absent voluntary fee waivers, MANAGEMENT FEES would be 0.30% for the Retail Shares of the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund.

(d) Absent voluntary fee waivers, OTHER EXPENSES would be 0.47% for the Retail Shares of the Diversified Money Market Fund and 0.48% for the Retail Shares of each of the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund.

(e) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.02% for the Retail Shares of the Diversified Money Market Fund, and 1.03% for the Retail Shares of each of the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund.

                              FINANCIAL HIGHLIGHTS

  The tables below set forth certain financial information with respect to the Retail Shares of the Diversified Money Market Fund, U.S. Government Money Market Fund, 100% U.S. Treasury Money Market Fund, and California Tax-Free Money Market Fund. Financial highlights for the Funds for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent accountants for HighMark.

                         DIVERSIFIED MONEY MARKET FUND
                    (FORMERLY DIVERSIFIED OBLIGATIONS FUND)

                                                                                YEAR ENDED JULY 31,
                                                          ----------------------------------------------------------------
                                                            1996        1995       1994       1993       1992       1991
                                                          --------    --------    -------    -------    -------    -------
                                                           RETAIL      RETAIL     RETAIL     RETAIL     RETAIL     RETAIL
                                                          --------    --------    -------    -------    -------    -------
Net Asset Value,
  Beginning of Period..................................   $   1.00    $   1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                          --------    --------    -------    -------    -------    -------
Investment Activities
  Net investment income................................      0.049       0.049      0.028      0.027      0.043      0.066
                                                          --------    --------    -------    -------    -------    -------
Distributions
  Net investment income................................     (0.049)     (0.049)    (0.028)    (0.027)    (0.043)    (0.066)
                                                          --------    --------    -------    -------    -------    -------
Net Asset Value, End of Period.........................   $   1.00    $   1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                          ========    ========    =======    =======    =======    =======
Total Return...........................................       5.01%       4.99%      2.88%      2.75%      4.41%      7.00%
Ratios/Supplementary Data:
  Net Assets at end of period (000)....................   $185,952    $128,191    $75,725    $77,589    $17,600    $16,618
  Ratio of expenses to average net assets..............       0.75%       0.74%      0.74%      0.72%      0.72%      0.70%
  Ratio of net investment income to average net
    assets.............................................       4.89%       4.92%      2.83%      2.72%      4.34%      6.71%
  Ratio of expenses to average net assets*.............       1.23%       1.23%      1.14%      0.79%      0.97%      0.70%
  Ratio of net investment income to average net
    assets*............................................       4.41%       4.43%      2.42%      2.65%      4.09%      6.71%

  On December 1, 1990, the Diversified Obligations Fund, now renamed the Diversified Money Market Fund, commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.

  - During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
---------------

(a) Period from commencement of operations.

(b) Annualized.

                                                                                                         AUGUST 10,
                                                                                                          1987 TO
                                                                                YEAR ENDED JULY 31,       JULY 31
                                                                               ---------------------     ----------
                                                                                 1990         1989        1988(a)
                                                                               --------     --------     ----------
Net Asset Value, Beginning of Period.........................................  $   1.00     $   1.00      $   1.00
Investment Activities
  Net investment income......................................................     0.079        0.085         0.066
Distributions
  Net investment income......................................................    (0.079)      (0.085)       (0.066)
                                                                               --------     --------      --------
Net Asset Value, End of Period...............................................  $   1.00     $   1.00      $   1.00
                                                                               ========     ========      ========
Total Return.................................................................      8.23%        8.84%         6.94%
Ratios/Supplementary Data:
  Net Assets at end of period (000)..........................................  $593,116     $621,462      $350,499
  Ratio of expenses to average net assets....................................      0.66%        0.59%         0.50%(b)
  Ratio of net investment income to average net assets.......................      7.92%        8.50%         6.73%(b)
  Ratio of expenses to average net assets*...................................      0.69%        0.71%         0.70%(b)
  Ratio of net investment income to average net assets*......................      7.89%        8.38%         6.53%(b)

  On December 1, 1990, the Diversified Obligations Fund, now renamed the Diversified Money Market Fund, commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.

  - During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
---------------

(a) Period from commencement of operations.

(b) Annualized.

                       U.S. GOVERNMENT MONEY MARKET FUND
                  (FORMERLY U.S. GOVERNMENT OBLIGATIONS FUND)

                                                                               YEAR ENDED JULY 31,
                                                       -------------------------------------------------------------------
                                                        1996        1995        1994        1993        1992        1991
                                                       -------     -------     -------     -------     -------     -------
                                                       RETAIL      RETAIL      RETAIL      RETAIL      RETAIL      RETAIL
                                                       -------     -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period...............    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------     -------     -------
Investment Activities
  Net investment income............................      0.048       0.048       0.027       0.027       0.042       0.063
                                                       -------     -------     -------     -------     -------     -------
Distributions
  Net investment income............................     (0.048)     (0.048)     (0.027)     (0.027)     (0.042)     (0.063)
                                                       -------     -------     -------     -------     -------     -------
Net Asset Value, End of Period.....................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======     =======     =======     =======
Total Return.......................................       4.86%       4.86%       2.74%       2.72%       4.25%       6.49%
Ratios/Supplementary Data:
  Net Assets at end of period (000)................    $75,714     $48,474     $24,055     $37,332     $12,527     $ 1,761
  Ratio of expenses to average net assets..........       0.79%       0.78%       0.77%       0.71%       0.73%       0.63%
  Ratio of net investment income to average net
    assets.........................................       4.77%       4.82%       2.63%       2.67%       4.15%       6.29%
  Ratio of expenses to average net assets*.........       1.26%       1.27%       1.17%       0.79%       0.99%       0.73%
  Ratio of net investment income to average net
    assets*........................................       4.30%       4.33%       2.23%       2.59%       3.89%       6.19%

                                                                                                         AUGUST 10,
                                                                                                          1987 TO
                                                                                YEAR ENDED JULY 31,       JULY 31,
                                                                                --------------------     ----------
                                                                                 1990         1989        1988(a)
                                                                                -------     --------     ----------
Net Asset Value, Beginning of Period..........................................  $  1.00     $   1.00      $   1.00
Investment Activities
  Net investment income.......................................................    0.078        0.083         0.064
                                                                                -------     --------       -------
Distributions
  Net investment income.......................................................   (0.078)      (0.083)       (0.064)
                                                                                -------     --------       -------
Net Asset Value, End of Period................................................  $  1.00     $   1.00      $   1.00
                                                                                =======     ========       =======
Total Return..................................................................     8.09%        8.62%         6.78%
Ratios/Supplementary Data:
  Net Assets at end of period (000)...........................................  $80,774     $114,945      $131,985
  Ratio of expenses to average net assets.....................................     0.65%        0.62%         0.42%(b)
  Ratio of net investment income to average net assets........................     7.80%        8.30%         6.59%(b)
  Ratio of expenses to average net assets*....................................     0.72%        0.75%         0.71%(b)
  Ratio of net investment income to average net assets*.......................     7.73%        8.17%         6.30%(b)

  On December 1, 1990, the U.S. Government Obligations Money Market Fund (now renamed the U.S. Government Money Market Fund) commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.

  - During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
---------------

(a) Period from commencement of operations.

(b) Annualized.

                      100% U.S. TREASURY MONEY MARKET FUND
                 (FORMERLY 100% U.S. TREASURY OBLIGATIONS FUND)

                                                                              YEAR ENDED JULY 31,
                                                      --------------------------------------------------------------------
                                                        1996        1995        1994        1993        1992        1991
                                                      --------     -------     -------     -------     -------     -------
                                                       RETAIL      RETAIL      RETAIL      RETAIL      RETAIL      RETAIL
                                                      --------     -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period..............    $   1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                      --------     -------     -------     -------     -------     -------
Investment Activities
  Net investment income...........................       0.046       0.046       0.026       0.026       0.040       0.063
Net realized and unrealized gains on
  investments.....................................                                                       0.001
                                                      --------     -------     -------     -------     -------     -------
  Total from Investment Activities................       0.046       0.046       0.026       0.026       0.041       0.063
                                                      --------     -------     -------     -------     -------     -------
Distributions
  Net investment income...........................     (0.046)     (0.046)     (0.026)     (0.026)     (0.040)     (0.063)
  Net realized gains..............................                                                     (0.001)
                                                      --------     -------     -------     -------     -------     -------
  Total Distributions.............................     (0.046)     (0.046)     (0.026)     (0.026)     (0.041)     (0.063)
                                                      --------     -------     -------     -------     -------     -------
Net Asset Value, End of Period....................    $   1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                      ========     =======     =======     =======     =======     =======
Total Return......................................        4.74%       4.69%       2.68%       2.64%       4.18%       6.53%
Ratios/Supplementary Data:
  Net Assets at end of period (000)...............    $100,623     $88,660     $39,157     $32,629     $11,551     $19,187
  Ratio of expenses to average net assets.........        0.74%       0.73%       0.74%       0.67%       0.65%       0.62%
  Ratio of net investment income to average net
    assets........................................        4.64%       4.68%       2.68%       2.60%       3.99%       6.25%
  Ratio of expenses to average net assets*........        1.23%       1.22%       1.15%       0.75%       0.97%       0.70%
  Ratio of net investment income to average net
    assets*.......................................        4.15%       4.19%       2.27%       2.52%       3.67%       6.17%

                                                                                                       AUGUST 10,
                                                                                                        1987 TO
                                                                              YEAR ENDED JULY 31,       JULY 31,
                                                                             ---------------------     ----------
                                                                               1990         1989        1988(a)
                                                                             --------     --------     ----------
Net Asset Value, Beginning of Period.....................................    $   1.00     $   1.00      $   1.00
                                                                             --------     --------      --------
Investment Activities
  Net investment income..................................................       0.078        0.081         0.063
  Total from Investment Activities.......................................       0.078        0.081         0.063
                                                                             --------     --------      --------
Distributions
  Net investment income..................................................      (0.078)      (0.081)       (0.063)
                                                                             --------     --------      --------
  Total Distributions....................................................      (0.078)      (0.081)       (0.063)
                                                                             --------     --------      --------
Net Asset Value, End of Period...........................................    $   1.00     $   1.00      $   1.00
                                                                             ========     ========      ========
Total Return.............................................................        8.04%        8.43%        6.62%
Ratios/Supplementary Data:
  Net Assets at end of period (000)......................................    $205,787     $174,258      $151,854
  Ratio of expenses to average net assets................................        0.65%        0.54%         0.41%(b)
  Ratio of net investment income to average net assets...................        7.76%        8.12%         6.45%(b)
  Ratio of expenses to average net assets*...............................        0.71%        0.72%         0.72%(b)
  Ratio of net investment income average net assets*.....................        7.70%        7.94%         6.14%(b)

  On December 1, 1990, the 100% U.S. Treasury Obligations Money Market Fund (now renamed the 100% U.S. Treasury Money Market Fund) commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.

  - During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
------------------

(a) Period from commencement of operations.

(b) Annualized.

                     CALIFORNIA TAX-FREE MONEY MARKET FUND
                      (FORMERLY CALIFORNIA TAX-FREE FUND)

                                                                               YEAR ENDED JULY 31,
                                                       -------------------------------------------------------------------
                                                        1996        1995        1994        1993        1992        1991
                                                       -------     -------     -------     -------     -------     -------
                                                       RETAIL      RETAIL      RETAIL      RETAIL      RETAIL      RETAIL
                                                       -------     -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period...............    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------      ------      ------
Investment Activities
  Net investment income............................      0.029       0.031       0.020       0.021       0.032       0.045
                                                       -------     -------     -------     -------      ------      ------
Distributions
  Net investment income............................     (0.029)     (0.031)     (0.020)     (0.021)     (0.032)     (0.045)
                                                       -------     -------     -------     -------      ------      ------
Net Asset Value, End of Period.....................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======     =======      ======      ======
Total Return.......................................       2.91%       3.16%       1.99%       2.13%       3.20%       4.57%
Ratios/Supplementary Data:
  Net Assets at end of period (000)................    $53,627     $40,544     $31,521     $44,410     $ 4,609     $ 4,426
  Ratio of expenses to average net assets..........       0.55%       0.50%       0.50%       0.44%       0.54%       0.53%
  Ratio of net investment income to average net
    assets.........................................       2.89%       3.14%       1.96%       2.08%       3.15%       4.47%
  Ratio of expenses to average net assets*.........       1.25%       1.26%       1.18%       0.79%       0.99%       0.72%
  Ratio of net investment income to average net
    assets*........................................       2.19%       2.38%       1.28%       1.73%       2.70%       4.28%

                                                                                                       AUGUST 10,
                                                                                                        1987 TO
                                                                           YEAR ENDED JULY 31,          JULY 31,
                                                                         -----------------------       ----------
                                                                           1990           1989          1988(a)
                                                                         --------       --------       ----------
Net Asset Value, beginning of Period...................................  $   1.00       $   1.00        $   1.00
                                                                         --------       --------        --------
Investment Activities
  Net investment income................................................     0.052          0.054           0.042
                                                                         --------       --------        --------
Distributions
  Net Investment income................................................    (0.052)        (0.054)         (0.042)
                                                                         --------       --------        --------
Net Asset Value, End of Period.........................................  $   1.00       $   1.00        $   1.00
                                                                         ========       ========        ========
Total Return...........................................................      5.28%          5.58%           4.41%
Ratios/Supplementary Data:
  Net Assets at end of period (000)....................................  $137,308       $147,868        $121,940
  Ratio of expenses to average net assets..............................      0.66%          0.71%           0.70%(b)
  Ratio of net investment income to average net assets.................      5.17%          5.45%           4.34%(b)
  Ratio of expenses to average net assets*.............................      0.72%          0.76%           0.75%(b)
  Ratio of net investment income to average net assets*................      5.11%          5.40%           4.29%(b)

  On December 1, 1990, the California Tax-Free Fund (now renamed the California Tax-Free Money Market Fund) commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.

- During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
---------------

(a) Period from commencement of operations.

(b) Annualized.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania, 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Retail Shares and the operation of HighMark's Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS below. (Retail Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVES              The investment objectives of the Funds are as follows:

                           The Diversified Money Market Fund, the U.S.
                        Government Money Market Fund and the 100% U.S. Treasury Money Market Fund each seek current income with liquidity and stability of principal.

                           The California Tax-Free Money Market Fund seeks as
                        high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal.

                           The investment objectives and certain of the
                        investment limitations of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

INVESTMENT
POLICIES                While the Diversified Money Market Fund, the U.S.
                      Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment objective, they differ as follows with respect to the types of instruments that may be purchased. Each Fund may invest only in U.S. dollar denominated obligations determined by the Advisor to present minimal credit risks under guidelines adopted by HighMark's Board of Trustees.

                      Diversified Money Market Fund

                        The Diversified Money Market Fund may invest in the
                      following obligations:

                           (i) obligations issued by the U.S. Government, and
                               backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

                          (ii) obligations such as bankers' acceptances, bank
                               notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

                         (iii) short-term promissory notes issued by
                               corporations, including Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer;

                          (iv) U.S. dollar denominated securities issued or
                               guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);

                           (v) up to 5% of its total assets in loan
                               participations issued by a bank in the U.S. with assets exceeding $1 billion where the underlying loan is made to a borrower in whose obligations the Fund may invest and the underlying loan has a remaining maturity of 397 days or less;

                          (vi) readily-marketable, short-term debt securities
                               including, but not limited to, those backed by company receivables, truck and auto loans, leases, and credit card loans;

                         (vii) Treasury receipts, including TRs, TIGRs and CATs;
                               and

                        (viii) repurchase agreements involving such obligations.

                        Certain of the obligations in which the Funds may invest
                      may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

                        Subject to the provisions of Rule 2a-7 under the
                      Investment Company Act of 1940 (the "1940 Act"), investments of the Diversified Money Market Fund will consist of those obligations that, at the time of purchase, possess the highest short-term rating from at least one nationally recognized statistical rating organization ("NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation ("S&P") or "P-1" by Moody's Investors Service, Inc. ("Moody's")). Although the Diversified Money Market Fund does not presently expect to do so, it may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess an equivalent short-term rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

                        The Diversified Money Market Fund will not invest more
                      than 5% of its total assets in the securities of any one first tier issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single first tier issuer for a period of up to three business days. There is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

                        The Fund may concentrate its investments in certain
                      instruments issued by U.S. Banks, U.S. branches of foreign banks, and foreign branches of U.S. banks, but only so long as the investment risk associated with investing in foreign branches of U.S. banks is the same as that associated with investing in instruments issued by the U.S. parent. Domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of a foreign bank to the extent permitted by the rules of the Securities and Exchange Commission. The rules currently permit U.S. branches of foreign banks to be treated as a domestic bank if it can be demonstrated that they are subject to the same regulations as domestic banks.

                      U.S. Government Money Market Fund

                        As a fundamental policy, the U.S. Government Money
                      Market Fund may not purchase securities other than U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (such as obligations issued by the Government National Mortgage Association and the Export-Import Bank of the United States) some of which may be subject to repurchase agreements.

                      The 100% U.S. Treasury Money Market Fund

                        The 100% U.S. Treasury Money Market Fund invests
                      exclusively in direct U.S. Treasury obligations and separately traded component parts of such obligations transferable through the Federal Reserve book-entry system ("STRIPs").

                      California Tax-Free Money Market Fund

                        The California Tax-Free Money Market Fund invests in
                      obligations issued by the State of California and its political subdivisions or municipal authorities and obligations issued by territories or possessions of the United States ("Municipal Securities").

                        Under normal market conditions and, as a matter of
                      fundamental policy, at least 80% of the value of the total assets of the California Tax-Free Money Market Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is excluded from gross income both for federal income tax purposes and for California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

                        Certain of the obligations in which the Fund may invest
                      may be variable or floating rate instruments and may involve a conditional or unconditional demand feature.

                        Under normal market conditions, up to 20% of the
                      California Tax-Free Money Market Fund's total assets may be invested in short-term obligations, the interest on which is treated as a preference item for individuals for purposes of the federal alternative minimum tax or subject to federal or California personal income tax ("Taxable Obligations"). These shortterm obligations may include bonds from other states and cash equivalents as described below.

                        Dividends paid by the California Tax-Free Money Market
                      Fund that are derived from obligations, the interest on which is exempt from California taxation when received by an individual ("California Exempt-Interest Securities"), are excluded from gross income for California personal income tax purposes. Dividends derived from interest on obligations other than California Exempt-Interest Securities may be excluded from gross income for federal income tax purposes but will be subject to California personal income tax.

                        In order for the California Tax-Free Money Market Fund
                      to pay exempt-interest dividends, at least 50% of its total assets must be invested in California

                      Exempt-Interest Securities at the close of each quarter of its taxable year. Dividends, regardless of their source, may be subject to local taxes.

                        In seeking to achieve its investment objective, the
                      California Tax-Free Money Market Fund may invest all or any part of its assets in Municipal Securities that are private activity bonds, including those known as industrial development bonds under prior federal law. (Any reference herein to private activity bonds includes industrial development bonds.) Interest on private activity bonds is excluded from gross income for federal income tax purposes only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified for those respective categories. However, even if the California Tax-Free Money Market Fund invests in private activity bonds that fall within these categories, Shareholders may become subject to the federal alternative minimum tax on that part of such Fund's distributions derived from interest on such bonds. For further information, see FEDERAL TAXATION below.

                        The California Tax-Free Money Market Fund may invest up
                      to 10% of its total assets in shares of other investment companies with like investment objectives. As a shareholder of an investment company, a Fund may indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own advisor.

                        Investments of the California Tax-Free Money Market Fund
                      will consist of those obligations that, at the time of purchase, possess one of the two highest short-term ratings by a NRSRO, and in obligations that do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Board of Trustees.

                        The California Tax-Free Money Market Fund may hold
                      uninvested cash reserves pending investment during temporary "defensive" periods or if, in the opinion of the Advisor, desirable tax-exempt obligations are unavailable. In accordance with the Fund's investment objective and subject to its fundamental policies, investments may be made in Taxable Obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary "defensive" purposes.

                        As discussed in greater detail in the Statement of
                      Additional Information, Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, and commercial paper. As noted above, Taxable Obligations may also include private activity bonds depending on their tax treatment.

                        The California Tax-Free Money Market Fund is not
                      intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation nor maximum tax-exempt income irrespective of fluctuations in principal. Investment in the California Tax-Free Money Market Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans, and investors should consult a tax or other financial advisor to determine whether investment in the California Tax-Free Fund would be appropriate for them.

                      Municipal Securities

                        The two principal classifications of Municipal
                      Securities that may be held by the California Tax-Free Money Market Fund are "general obligation" securities and "revenue" securities.

                        General obligation securities are secured by the
                      issuer's pledge of its full faith and credit and general taxing power for the payment of principal and interest.

                        Revenue securities are payable only from the revenues
                      derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the California Tax-Free Money Market Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                        In addition, Municipal Securities may include "moral
                      obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                        Opinions relating to the validity of Municipal
                      Securities and to the exemption of interest thereon from federal income tax or California personal income tax are rendered at the time of issuance by counsel experienced in matters relating to the validity of and tax exemption of interest on bonds issued by states and their political sub-divisions. Neither the California Tax-Free Money Market Fund nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

                        Municipal Securities purchased by the California
                      Tax-Free Money Market Fund may include adjustable rate tax-exempt notes which may have a stated maturity in excess of 397 days, but which will be subject to a demand feature that will permit the Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding 397 days and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular adjustable rate note. Nevertheless, as described in greater detail in the Statement of Additional Information, the adjustable interest rate feature included in this type of note is intended generally to assure that the value of the note to the Fund will approximate its par value.

                        Municipal Securities may include, but are not limited
                      to, short-term anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the California Tax-Free Money Market Fund may purchase tax-exempt commercial paper. Under certain circumstances, and subject to the limitations described in the Statement of Additional Information, the California Tax-Free Money Market Fund may invest indirectly in Municipal Securities by purchasing shares of other tax-exempt money market mutual funds.

                        The California Tax-Free Money Market Fund may also
                      acquire Municipal Securities that have "put" features. Under a put feature, the Fund has the right to sell the Municipal Security within a specified period of time at a specified price. The put feature cannot be sold, transferred, or assigned separately from the Municipal Security. Each Fund may buy Municipal Securities with put features to facilitate portfolio liquidity, shorten the maturity of the underlying Municipal Securities, or permit investment at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price that otherwise would be paid for the security without such a feature, thereby increasing the security's cost and reducing its yield.

GENERAL                 The Funds intend to comply with Rule 2a-7 under the 1940
                      Act. Shares of each Fund are priced pursuant to the amortized cost method whereby HighMark seeks to maintain each Fund's net asset value per Share at $1.00. There can be, however, no assurance that a stable net asset value of $1.00 per Share will be maintained.

                        Securities or instruments in which each Fund invests
                      have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain adjustable rate instruments may bear longer maturities. The dollar-weighted average portfolio maturity of each Fund will not exceed 90 days.

                        Although the Diversified Money Market Fund, the U.S.
                      Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment advisor and the same investment objective, particular securities held and respective yields of these Funds may differ due to differences in the types of permitted investments, cash flow, and the availability of particular investments.

                        Additional information concerning each Fund's
                      investments, including certain investment restrictions that may not be changed with respect to a particular Fund without a vote of the holders of a majority of the outstanding Shares of that Fund, is set forth below and in the Statement of Additional Information. For further information concerning the rating and other requirements governing the investments (including the treatment of securities subject to a tender or demand feature or deemed to possess a rating based on comparable rated securities of the same issuer) of a Fund, see the Statement of Additional Information. The Statement of Additional Information also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Funds and provides a description of the relevant ratings assigned by each such NRSRO.

                        In the event that a security owned by a Fund is
                      downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

                      Illiquid and Restricted Securities

                        The Funds shall limit investments in illiquid securities
                      to 10% or less of their net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and
                      Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                        Time deposits, including ETDs and CTDs but not including
                      certificates of deposit and repurchase agreements, which have maturities in excess of seven days are considered to be illiquid.

                      Lending of Portfolio Securities

                        In order to generate additional income, each Fund
                      (except the California Tax-Free Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Diversified Money Market Fund, the U.S. Government
                      Money Market Fund, and the California Tax-Free Money Market Fund may enter into repur-chase agreements and reverse repurchase agreements. Each Fund intends to limit its respective activity in reverse repurchase agreements to no more than 10% of the Fund's total assets.

                        The Funds may enter into forward commitments or purchase
                      securities on a "when-issued" basis. Each Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Funds do not intend to purchase when-issued securities or enter into forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        Investments by the Funds in obligations of certain
                      agencies and instrumentalities of the U.S. Government may not be guaranteed by the full faith and credit of the U.S. Treasury, and there can be no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

                        As in the case of mortgage-related securities, loan
                      participations and certain asset-backed securities are subject to prepayments and there can be no assurance that the Diversified Money Market Fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as the original investment.

                        With regard to loan participations, although a Fund's
                      ability to receive payments of principal and interest in connection with a particular loan is primarily dependent on the financial condition of the underlying borrower, the lending institution or bank may provide assistance in collecting interest and principal from the borrower and in enforcing its rights against the borrower in the event of a default. In selecting loan participations on behalf of a Fund, the Advisor will evaluate the creditworthiness of both the borrower and the loan originator and will treat both as an "issuer" of the loan participation for purposes of the Fund's investment policies and restrictions (see INVESTMENT RESTRICTIONS in the Statement of Additional Information).

                        Foreign securities which the Diversified Money Market
                      Fund may purchase may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. These risks include adverse political and economic developments, possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign investments, possible establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

                        Certain risks are inherent in the California Tax-Free
                      Money Market Fund's concentrated investment in California Municipal Securities, which may make an investment in the Fund riskier than an investment in other types of money market funds. Because of the California Tax-Free Money Market Fund's investment objective, many of the securities in its portfolio are likely to be obligations of California governmental issuers that rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations. In addition, during the first half of the decade, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs.

                        The financial difficulties experienced by the State of
                      California and other issuers of California Municipal Securities during the recession have resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies.

                        A more detailed description of special factors affecting
                      investments in obligations of California governmental issuers of which investors should be aware is set forth in the Statement of Additional Information.

INVESTMENT
LIMITATIONS             The Diversified Money Market Fund, the U.S. Government
                      Money Market Fund and the 100% U.S. Treasury Money Market Fund may not:

                           1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). (As indicated below, the Funds have adopted a non-fundamental investment policy that is more restrictive than this fundamental investment limitation);

                           2) Purchase any securities that would cause more than
                      25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry).

                           3) Make loans, except that a Fund may purchase or
                      hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its individual investment objective and policies.

                        The California Tax-Free Money Market Fund may not:

                           4) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). For purposes of this investment restriction, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by the non-governmental user;

                           5) Purchase any securities that would cause 25% or
                      more of such Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to securities of the U.S. Government, its agencies or instrumentalities or Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

                           6) Make loans; except that the Fund may purchase or
                      hold debt instruments, lend portfolio securities and enter into repurchase agreements as permitted by its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the respective Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                        The Diversified Money Market Fund, the Government
                      Obligations Money Market Fund, and the 100% U.S. Treasury Money Market Fund have each adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the 5% limit noted in limitation (1) above shall apply to 100% of each Fund's assets. Notwithstanding, each such Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

                      Valuation of Shares

                        Each Fund's net asset value per share is determined by
                      the Administrator as of 1:00 p.m. Eastern Time on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business. Net asset value per share for purposes of pricing sales and redemptions for each of the Funds is calculated by adding the value of all securities and other assets belonging to a Fund, subtracting its liabilities, and dividing the result by the total number of the Fund's outstanding shares, irrespective of class.

                        The assets in each Fund are valued based upon the
                      amortized cost method whereby HighMark seeks to maintain a Fund's net asset value per Share at $1.00, although there can be no assurance that a stable net asset value of $1.00 per Share will be maintained. For further information concerning the use of the amortized cost method of valuation, see the Statement of Additional Information.

HOW TO
PURCHASE SHARES         As noted above, each Fund is divided into two classes of
                      Shares, Retail and Fiduciary. For a description of investors who qualify to purchase Fiduciary Shares, see the Fiduciary Shares prospectus of the Money Market Funds. HighMark's Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark's Fiduciary class.

                        Retail Shares are sold on a continuous basis by
                      HighMark's Distributor, SEI Financial Services Company. The principal office of the Distributor is Oaks, Pennsylvania 19456. If you wish to purchase Shares, you may contact your investment professional or telephone HighMark at 1-800-433-6884.

                        The minimum initial investment is generally $1,000 for
                      each Fund and the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement

                      Accounts, Keoghs, payroll deduction plans, 401(k) or similar programs or accounts. Purchases and redemption of Shares of the Funds may be made on any Business Day.

                        Purchase orders will be effective on the Business Day
                      made if the Distributor receives an order before 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds, on any Business Day. Otherwise, the purchase order will be effective the next Business Day. Effectiveness of a purchase order on any Business Day is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time), on such day. The purchase price is the net asset value per Share, which is expected to remain constant at $1.00. The net asset value per Share is calculated as of 10:00 a.m., Pacific time (1:00 p.m., Eastern time) each Business Day based on the amortized cost method. The net asset value per Share of a Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by the total number of its outstanding Shares. HighMark reserves the right to reject a purchase order when the Distributor or the Advisor determines that it is not in the best interest of HighMark and/or Shareholder(s).

                        Shares of the Fund are offered only to residents of
                      states in which the shares are eligible for purchase.

                      How to Purchase By Mail

                        You may purchase Shares of the Diversified Money Market,
                      U.S. Government Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "HighMark Funds (Fund Name)," to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. All purchases made by check should be in U.S. dollars and made payable to "HighMark Funds (Fund Name)." Third party checks, credit card checks or cash will not be accepted. You may purchase more Shares at any time by mailing payment also to the transfer agent at the above address. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

                        You may obtain Account Application Forms for the
                      Diversified Money Market, U.S. Government Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds by calling the Distributor at 1-800-433-6884.

                      How to Purchase By Wire

                        You may purchase Shares of the Diversified Money Market,
                      U.S. Government Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to the transfer agent and the wire instructions must include your account number. You must call the transfer agent at 1-800-433-6884 before wiring any funds. An order to purchase Shares by Federal funds wire will be deemed to have been received by a Fund on the Business Day of the wire; provided that the Shareholder wires funds to the transfer agent prior to 11:00 a.m., Pacific time (2:00 p.m., Eastern time). If the transfer agent does not receive the wire by 11:00 a.m., Pacific time (2:00 p.m. Eastern time), the order will be executed on the next Business Day.

                      How to Purchase through an Automatic Investment Plan
                      ("AIP")

                        You may arrange for periodic additional investments in
                      the Diversified Money Market, U.S. Government Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing this section in the Account Application form. The minimum pre-authorized investment amount is $100 per month. The AIP is available only for additional investments to an existing account.

                      How to Purchase Through Financial Institutions

                        Shares of the Funds may be purchased through financial
                      institutions, including the Advisor, that provide distribution assistance or Shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark.

                        Customers who desire to transfer the registration of
                      Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

                        Depending upon the terms of a particular Customer
                      account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Retail Shares for Retail Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Retail Shares exchanged. Shareholders may exchange their Retail Shares for Retail Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Retail Shares of a money market fund for which no sales load was paid for Retail Shares of another HighMark Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load. If Retail Shares of the money market fund were acquired in a previous exchange involving Shares of a non-money market HighMark Fund, then such Shares of the money market fund may be exchanged for Shares of the non-money market HighMark Fund without payment of any additional sales load within a twelve month period. In order to receive a reduced sales charge when exchanging into a Fund, the Shareholder must notify HighMark that a sales charge was originally paid and provide sufficient information to permit confirmation of qualification.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including Participating Organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in a Fund may
                      do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business

                      Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

REDEMPTION
OF SHARES               You may redeem your Shares of the Diversified Money
                      Market, U.S. Government Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds without charge on any Business Day. There is presently a $15 charge for wiring redemption proceeds to a Shareholder's designated account. Shares may be redeemed by mail, by telephone or through a pre-arranged systematic withdrawal plan. Investors who own Shares held by a financial institution should contact that institution for information on how to redeem Shares.

                      By Mail

                        A written request for redemption of Shares of the
                      Diversified Money Market, U.S. Government Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds must be received by the transfer agent, P.O. Box 8416, Boston, Massachusetts 02266-8416 in order to constitute a valid redemption request.

                        If the redemption request exceeds $5,000, or if the
                      request directs the proceeds to be sent or wired to an address different from that of record, the transfer agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of Shares,
                      (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record.

                      Telephone Transactions

                        You may redeem your Shares of the Diversified Money
                      Market, U.S. Government Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds by calling the transfer agent at 1-800-433-6884. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $15 charge for wiring redemption proceeds.

                        You may request a wire redemption for redemptions of
                      Shares of the Diversified Money Market, U.S. Government Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds in excess of $500 by calling the transfer agent at 1-800-433-6884 who will deduct a wire charge of $15 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

                        Neither the transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark and the transfer agent will each employ reasonable procedures to confirm that instructions, communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

                        If market conditions are extraordinarily active or other
                      extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may consider placing your order by mail.

                      Systematic Withdrawal Plan ("SWP")

                        The Diversified Money Market, U.S. Government
                      Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds offer a Systematic Withdrawal Plan ("SWP"), which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current net asset value of $5,000 or more. You may elect to receive automatic payments via check or ACH of $100 or more on a monthly, quarterly, semi-annual or annual basis. You may arrange to receive regular distributions from your account via check or ACH by completing this section in the Account Application form.

                        To participate in the SWP, you must have your dividends
                      automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per Share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to the transfer agent. The transfer agent may require that the signature on the written notice be guaranteed.

                      Other Information Regarding Redemptions

                        HighMark is required to redeem for cash all full and
                      fractional shares of HighMark. The redemption price is the net asset value per share of a Fund (normally $1.00 per share).

                        Redemption orders may be made any time before 8:00 a.m.,
                      Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds in order to receive that day's redemption price (i.e., the next determined net asset value per share). For redemption orders received before such times, payment will be made the same day by transfer of federal funds. Otherwise, payment will be made on the next Business Day. Redeemed shares are not entitled to dividends declared the day the redemption order is effective. The Funds reserve the right to make payment on redemptions in securities rather than cash.

                        Payment to the Shareholders for Shares redeemed will be
                      made within seven days after the Transfer Agent receives the valid redemption request. At various times, however, a Fund may be requested to redeem Shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, the redemption request will be rejected by the Fund. Once a Fund has received good payment for the Shares a Shareholder may submit another request for redemption.

                        Due to the relatively high costs of handling small
                      investments, each Fund reserves the right to redeem your Shares at net asset value if your account in any Fund has a value of less than the minimum initial purchase amount. Accordingly, if you purchase Shares of any Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any Shares. Before any Fund exercises its right to redeem such Shares you will be given notice that the value of the Shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least the minimum amount.

DIVIDENDS               The net income of each Fund is declared daily as a
                      dividend to Shareholders of record at the close of business on the day of declaration. The net income attributable to a Fund's Retail Shares and the dividends payable on Retail Shares will be reduced by the distribution fee assessed against such Shares under the Distribution Plan (see SERVICE ARRANGEMENTS--The Distribution Plan below).

                        Dividends with respect to each Fund are paid monthly in
                      additional full and fractional Shares of the Fund at net asset value as of the date of payment, unless the Shareholder elects to receive such dividends in cash as described below. Shareholders will automatically receive all income dividends and capital gains distributions (if any) paid in respect of a Fund's Shares in additional full and fractional Shares of the same class. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.

FEDERAL
TAXATION                Each Fund intends to qualify for treatment as a
                      "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income so that it is not required to pay federal taxes on these amounts. Because all of the net investment income of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations. The Funds are not managed to generate any long-term capital gains and, therefore, the Funds do not foresee paying any significant "capital gains dividends" as described in the Code.

                        Shareholders will be subject to federal income tax with
                      respect to dividends paid by the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund (including any capital gains dividends). Dividends that are attributable to interest on U.S. Government obligations earned by the Funds may be exempt from state and local tax, and Shareholders should consult their own tax advisors to determine whether these dividends are eligible for the state and local tax exemption. Dividends (except to the extent attributable to gains or securities lending income) paid by the 100% U.S. Treasury Money Market Fund will be exempt from California and Oregon personal income taxes. HighMark intends to advise Shareholders annually of the proportion of a Fund's dividends that consists of interest on U.S. Government obligations.

                        Exempt-interest dividends from the California Tax-Free
                      Money Market Fund are excludable from gross income for federal income tax purposes. Such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. Shareholders are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.

                        Under the Code, interest on indebtedness incurred or
                      continued by a Shareholder to purchase or carry Shares of the California Tax-Free Money Market Fund is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the Shareholder's taxable year.

                        Under the Code, if a Shareholder sells a Share of the
                      California Tax-Free Money Market Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold.

                        In addition, any loss (not already disallowed as
                      provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

                        The California Tax-Free Money Market Fund may at times
                      purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the California Tax-Free Money Market Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

                        To the extent dividends paid to Shareholders are derived
                      from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. A Shareholder should consult his or her tax advisor for special advice.

                        Under the Code, dividends attributable to interest on
                      certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference). Shareholders of the California Tax-Free Money Market Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the California Tax-Free Money Market Fund).

                        If, at the close of each quarter of its taxable year,
                      the California Tax-Free Money Market Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's total assets consists of California Exempt-Interest Securities, then "California exempt interest dividends" attributable to these securities will be exempt from California personal income tax. A "California-exempt interest dividend" is any dividend distributed by the Fund to the extent that it is derived from the interest received by the Fund on California Exempt-Interest Securities (less related expenses) and designated as such by written notice to Shareholders. For further details, see the Statement of Additional Information. Dividends received by Shareholders subject to California state corporate franchise tax will be taxed as ordinary dividends notwithstanding that all or a portion of such dividends are exempt from California personal income tax. Distributions other than "California-exempt interest dividends" by the Fund to California residents will be subject to California personal income tax, whether or not such dividends are reinvested.

                        Additional information regarding federal and California
                      taxes is contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting a money market fund and its Shareholders. In addition, the foregoing discussion and the federal and California tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive. Shareholders will be advised at least annually as to the federal income tax status, and, in the case of Shareholders of the California Tax-Free Money Market Fund, as to the California income tax status, of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, serves as the Funds' investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as each Fund's investment advisor, Union Bank of California receives a fee from the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund, computed daily and paid monthly, at the annual rate of thirty one-hundredths of one percent (.30%) of each Fund's average daily net assets. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund aggregating 0.40% of each Fund's average daily net assets, and from the California Tax-Free Money Market Fund aggregating 0.23% of the Fund's average daily net assets.

                        On April 1, 1996, The Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by the Bank of Tokyo-Mitsubishi, Limited. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group, which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Retail Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Retail Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.00% of average daily net assets.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor.

                      The Distribution Plan

                        Pursuant to HighMark's Distribution Plan, each Fund pays
                      the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund's Retail Shares.

                        The Distributor may use the distribution fee applicable
                      to a Fund's Retail Shares to provide distribution assistance with respect to the sale of the Fund's Retail Shares or to provide Shareholder services to the holders of the Fund's Retail Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Retail Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning a Fund's Retail Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plan will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

                        Participating Organizations may charge customers fees in
                      connection with investments in a Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

                        The distribution fee under the Distribution Plan will be
                      payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the

                      Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. The Distributor may from time to time voluntarily reduce its distribution fee with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fee will lower such Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Funds contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of each Fund without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Funds. The Custodian holds cash, securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Money Market Fund, 100% U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value

                      Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund and the California Intermediate Tax-Free Bond Fund had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive the a pro rata share of net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Fiduciary Shares of the Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996, there
                      was no person who owned of record or beneficially more than 25% of the Retail Shares of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, or the California Tax-Free Money Market Fund.

                      Performance Information

                        From time to time, HighMark may advertise the "yield"
                      and "effective yield" with respect to the Retail Shares of each Fund and a "tax-equivalent yield" and "tax-equivalent effective yield" for federal, California and Oregon income tax purposes with regard to the Retail Shares of each of the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below. Each yield figure is based on historical earnings and is not intended to indicate future performance.

                        The "yield" of a Fund's Retail Shares refers to the
                      income generated by an investment in the class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

                        The 100% U.S. Treasury Money Market Fund's
                      tax-equivalent yield and tax-equivalent effective yield will reflect the amount of income subject to California or Oregon personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Retail class. The California Tax-Free Money Market Fund's tax-equivalent yield and tax-equivalent effective yield reflect the amount of income subject to federal income taxation and California personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Retail class.

                        Tax-equivalent yields and tax-equivalent effective
                      yields with respect to a class will be significantly higher than the yield and effective yield of that class.

                        From time to time, HighMark may advertise the aggregate
                      total return and average annual total return of the Funds. The aggregate total return and average annual total return of each Fund may be quoted for the life of each Fund and for five-year and one-year periods, in each case, through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the positive or negative investment results that an investor in a Fund would have experienced from changes in Share price and reinvestment of dividends and capital gain distributions.

                        Each Fund may periodically compare its performance to
                      the performance of: other mutual funds tracked by mutual-fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Money Market Funds.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Money Market Funds may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        LOAN PARTICIPATIONS--Loan participations are interests
                      in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

                        MUNICIPAL FORWARDS--Municipal Forwards are forward
                      commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

                        MUNICIPAL SECURITIES--Municipal securities consist of
                      (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

                        PARTICIPATION INTERESTS--Participation interests are
                      interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is
                      commercial paper issued by governments and political subdivisions.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AMOUNT MASTER DEMAND NOTES--Unsecured demand
                      notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals. For purposes of the Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                          HighMark MONEY MARKET FUNDS
                            INVESTMENT PORTFOLIOS OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                             call 1-(800) 433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, PA 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                                FIXED INCOME FUNDS

                                - Intermediate-Term
                                  Bond Fund

                                - Bond Fund

                                - Government Securities
                                  Fund

                                   Prospectus

                                Fiduciary Shares

                                 March 28, 1997

84824-A(3/97)                 [LOGO] HIGHMARK(SM)
                                     FUNDS

                                 HIGHMARK FUNDS

                               FIXED INCOME FUNDS

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to
HighMark's:

                             - Intermediate-Term Bond Fund
                             - Bond Fund
                             - Government Securities Fund

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Fixed Income Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the Intermediate-Term Bond, Bond, and Government Securities Funds (each a "Fund" and sometimes referred to in this prospectus as the "Fixed Income Funds.") This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? THE INTERMEDIATE-TERM BOND FUND seeks total return through investments in fixed-income securities. THE BOND FUND seeks current income through investments in long-term, fixed-income securities. THE GOVERNMENT SECURITIES FUND seeks to achieve total return consistent with the preservation of capital by investing in a diversified portfolio of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. (See "INVESTMENT OBJECTIVES")

WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? THE INTERMEDIATE-TERM BOND FUND primarily invests in bonds. THE BOND FUND invests in long-term bonds. Bonds include debt obligations such as bonds, notes, debentures and securities convertible into or exercisable for debt obligations that are issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; investments may also include zero-coupon obligations, mortgage-related securities and asset-backed securities. THE GOVERNMENT SECURITIES FUND invests primarily in debt obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. government agencies. (See "INVESTMENT POLICIES")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. (See "Risk Factors")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

WHO IS THE SUB-ADVISOR? Bank of Tokyo-Mitsubishi Trust Company serves as the Sub-Adviser to the Government Securities Fund. (See "The Sub-Advisor")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

WHO IS THE CUSTODIAN? Union Bank of California, N.A., (the "Bank") serves as the Custodian of HighMark's assets. (See "The Custodian")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Funds is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    2
Fixed Income Funds Fee Table..........................................................    5
Financial Highlights..................................................................    7
Fund Description......................................................................   10
Investment Objective..................................................................   10
Investment Policies...................................................................   10
  Intermediate-Term Bond Fund.........................................................   10
  Bond Fund...........................................................................   11
  Government Securities Fund..........................................................   11
General...............................................................................   12
  Money Market Instruments............................................................   12
  Illiquid and Restricted Securities..................................................   12
  Lending of Portfolio Securities.....................................................   13
  Other Investments...................................................................   13
  Risk Factors........................................................................   14
Investment Limitations................................................................   15
  Portfolio Turnover..................................................................   16
Purchase and Redemption of Shares.....................................................   16
Exchange Privileges...................................................................   17

                                                                                        PAGE
                                                                                        ----
Dividends.............................................................................   18
Federal Taxation......................................................................   19
Service Arrangements..................................................................   20
  The Advisor.........................................................................   20
  The Sub-Advisor.....................................................................   21
  Administrator.......................................................................   22
  The Transfer Agent..................................................................   23
  Shareholder Service Plan............................................................   23
  Distributor.........................................................................   23
  Banking Laws........................................................................   23
  Custodian...........................................................................   24
General Information...................................................................   24
  Description of HighMark & Its Shares................................................   24
  Performance Information.............................................................   25
  Miscellaneous.......................................................................   26
Description of Permitted Investments..................................................   26

                          FIXED INCOME FUNDS FEE TABLE

                                                                            INTERMEDIATE- TERM                GOVERNMENT
                                                                                BOND FUND       BOND FUND   SECURITIES FUND
                                                                                FIDUCIARY       FIDUCIARY      FIDUCIARY
                                                                                 SHARES          SHARES         SHARES
                                                                            -----------------   ---------   ---------------
SHAREHOLDER TRANSACTION EXPENSES(A)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering
    price)................................................................         0.00%           0.00%          0.00%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
    offering price).......................................................            0%              0%             0%
  Deferred Sales Load (as a percentage of original purchase price or
    redemption proceeds, as applicable)...................................            0%              0%             0%
  Redemption Fees (as a percentage of amount redeemed, if
    applicable)(b)........................................................            0%              0%             0%
  Exchange Fee(a).........................................................        $   0           $   0          $   0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees.........................................................         0.50%           0.50%          0.50%
  12b-1 Fees..............................................................         0.00%           0.00%          0.00%
  Other Expenses (after voluntary reduction)(c)...........................         0.25%           0.25%          0.25%
                                                                                   ----            ----           ----
  Total Fund Operating Expenses (after voluntary reduction)(d)............         0.75%           0.75%          0.75%
                                                                                   ====            ====           ====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
Intermediate-Term Bond Fund Fiduciary Shares...................    $8       $24       $42       $ 93
Bond Fund Fiduciary Shares.....................................    $8       $24       $42       $ 93
Government Securities Fund Fiduciary Shares....................    $8       $24       $42       $ 93

  The purpose of the tables above is to assist an investor in the Fixed Income Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Fixed Income Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder.

(c) OTHER EXPENSES for the Intermediate-Term Bond and Government Securities Funds are based on each Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be 0.49% for the Fiduciary Shares of the Intermediate-Term Bond Fund, 0.51% for the Fiduciary Shares of the Bond Fund, and 0.52% for the Fiduciary Shares of the Government Securities Fund.

(d) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 0.99% for the Fiduciary Shares of the Intermediate-Term Bond Fund, 1.01% for the Fiduciary Shares of the Bond Fund, and 1.02% for the Fiduciary Shares of the Government Securities Fund.

                              FINANCIAL HIGHLIGHTS

  The table below sets forth certain financial information with respect to the Fiduciary Shares of the Bond Fund. Information prior to fiscal 1994 is for Fiduciary Shares only. Financial highlights for the Bond Fund for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent auditors for HighMark. Financial highlights for the Bond Fund for the years ended December 31, 1987, 1986 and 1985 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission. Financial highlights for the Bond Fund for the period from January 1, 1988 through June 22, 1988 are derived from unaudited financial statements prepared by HighMark. The Intermediate-Term Bond Fund and the Government Securities Fund had not commenced operations in HighMark as of July 31, 1996.

  The Bond Fund offered a single class of shares (now designated Fiduciary Shares) throughout the periods shown.

                                   BOND FUND

                                                                YEAR ENDED JULY 31,
                                              --------------------------------------------------------
                                                1996        1995       1994(A)       1993       1992
                                              ---------   ---------   ----------   --------   --------
                                              FIDUCIARY   FIDUCIARY   FIDUCIARY
                                              ---------   ---------   ----------
Net Asset Value, Beginning of Period........  $   10.38   $   10.11    $  11.13    $  11.02   $  10.29
                                               --------    --------    --------    --------   --------
Investment Activities
  Net investment income.....................       0.66        0.64        0.63        0.70       0.67
  Net realized and unrealized gains (losses)
     on investments.........................      (0.16)       0.27       (0.97)       0.35       0.77
                                               --------    --------    --------    --------   --------
     Total from Investment Activities.......       0.50        0.91       (0.34)       1.05       1.44
                                               --------    --------    --------    --------   --------
Distributions
  Net investment income.....................      (0.65)      (0.64)      (0.63)      (0.70)     (0.67)
  Net realized gains........................                              (0.01)      (0.24)     (0.04)
  In excess of net realized gains...........         --          --       (0.04)         --         --
                                               --------    --------    --------    --------   --------
     Total Distributions....................      (0.65)      (0.64)      (0.68)      (0.94)     (0.71)
                                               --------    --------    --------    --------   --------
Net Asset Value, End of Period..............  $   10.23   $   10.38    $  10.11    $  11.13   $  11.02
                                               ========    ========    ========    ========   ========
Total Return................................       4.81%       9.43%      (3.14)%     10.07%     14.43%
Ratios/Supplementary Data:
Net Assets at end of period (000)...........  $  60,374   $  59,758    $ 64,185    $ 33,279   $ 21,651
Ratio of expenses to average net assets.....       0.89%       0.92%       0.86%       0.93%      0.91%
Ratio of net investment income to average
  net assets................................       6.10%       6.35%       6.11%       6.41%      6.23%
Ratio of expenses to average net assets*....       1.61%       1.64%       1.37%       1.55%      1.55%
Ratio of net investment income to average
  net assets*...............................       5.38%       5.62%       5.60%       5.79%      5.59%
Portfolio turnover..........................      20.88%      36.20%      44.33%      58.81%     79.56%

                                                                                       JUNE 23, 1988
                                                              YEAR ENDED JULY 31,       TO JULY 31
                                                           -------------------------   -------------
                                                            1991      1990     1989       1988(D)
                                                           -------   ------   ------   -------------
Net Asset Value, Beginning of Period.....................  $ 10.18   $10.42   $ 9.86      $ 10.00
                                                           -------   -------  -------     -------
Investment Activities
  Net investment income..................................     0.78     0.79     0.82         0.09
  Net realized and unrealized gains (losses) on
     investments.........................................     0.04    (0.25)    0.56        (0.14)
                                                           -------   -------  -------     -------
     Total from Investment Activities....................     0.82     0.54     1.38        (0.05)
                                                           -------   -------  -------     -------
Distributions
  Net investment income..................................    (0.71)   (0.78)   (0.82)       (0.09)
  Net realized gains
  In excess of net realized gains........................       --       --       --           --
                                                           -------   -------  -------     -------
     Total Distributions.................................    (0.71)   (0.78)   (0.82)       (0.09)
                                                           -------   -------  -------     -------
Net Asset Value, End of Period...........................  $ 10.29   $10.18   $10.42      $  9.86
                                                           =======   ======   ======      =======
Total Return.............................................    8.99%    5.52%   14.79%        (0.96)%(c)
Ratios/Supplementary Data:
Net Assets at end of period (000)........................  $10,799   $6,974   $4,655      $ 3,487
Ratio of expenses to average net assets..................     0.79%    1.01%    1.18%        1.04%(b)
Ratio of net investment income to average net assets.....     7.61%    7.77%    8.24%        8.63%(b)
Ratio of expenses to average net assets*.................     1.59%    1.94%    2.11%        2.06%(b)
Ratio of net investment income to average net assets*....     6.81%    6.84%    7.31%        7.61%(b)
Portfolio turnover.......................................    65.81%   53.50%   24.83%        0.00%

---------------

(a) On June 20, 1994, the Bond Fund commenced offering Investor Shares (now called "Retail Shares") and designated existing shares as Fiduciary Shares.

(b) Annualized.

(c) Not annualized.

(d) The Bond Fund commenced operations on June 23, 1988 as a result of the reorganization involving the Bond Portfolio of the IRA Collective Investment Fund described under GENERAL INFORMATION-- Reorganization of The IRA Fund & HighMark.

 * During the period the investment advisory and administration fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      PER SHARE INCOME AND CAPITAL CHANGES
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS)

               THE IRA COLLECTIVE INVESTMENT FUND BOND PORTFOLIO

                                                             JAN. 1,
                                                              1988
                                                             THROUGH
                                                            JUNE 22,       YEAR ENDED     YEAR ENDED
                                                              1988          DEC. 31,       DEC. 31,
                                                           (UNAUDITED)        1987           1986
                                                           -----------     ----------     ----------
Investment income........................................   $   0.503       $  1.061       $  1.129
Operating expenses.......................................       0.065          0.128(b)       1.119(b)
                                                             --------       --------       --------
Net investment income....................................       0.438          0.933          1.010
Dividends from net investment income.....................      (0.438)        (0.933)        (1.010)
Net realized and unrealized gain (loss) on investments...      (0.050)        (0.966)         0.947
                                                             --------       --------       --------
Increase (decrease) in net asset value...................      (0.050)        (0.966)         0.947
Net Asset Value:
  Beginning of period....................................      11.281         12.247         11.300
                                                             --------       --------       --------
  End of period..........................................   $  11.231       $ 11.281       $ 12.247
                                                             ========       ========       ========
Ratio of expenses to average net assets(a)(b)............        1.20%          1.09%          0.92%
Ratio of net investment income to average net
  assets(a)..............................................        8.03%          7.93%          7.83%
Portfolio turnover.......................................        0.00%          0.00%          1.61%
Number of Shares/units outstanding at end of period......     317,633        344,456        206,664

---------------

(a)  Annualized based on the period for which assets were held.

(b) The expenses shown are not representative of expenses actually incurred by the Bond Portfolio through May 31, 1987. During mid-May 1985, The Bank of California, N.A., investment adviser to the Bond Portfolio, commenced charging its management fee, and commencing June 1, 1987, operating expenses were charged to the Bond Portfolio. Had the maximum allowable operating expenses and management fees been paid by the Bond Portfolio for the entire period pursuant to the Management Agreement between the Bond Portfolio and The Bank of California, N.A., the per unit expenses and net investment income would have been as follows:

                                                               JAN. 1,
                                                                1988
                                                               THROUGH
                                                              JUNE 22,     YEAR ENDED     YEAR ENDED
                                                                1988        DEC. 31,       DEC. 31,
                                                             (UNAUDITED)      1987           1986
                                                             -----------   ----------     ----------
Expenses...................................................    $ 0.240      $  0.226       $  0.231
Net investment income......................................      0.263         0.793          0.779
Net asset value, end of year...............................     11.231        11,281         12.247
Expenses as a percentage of average net asset..............       2.00%(a)      2.00%          2.00%

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes, (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVES              The investment objectives of the Funds are as follows:

                        The Intermediate-Term Bond Fund seeks total return
                      through investments in fixed-income securities.

                        The Bond Fund seeks current income through investments
                      in long-term, fixed-income securities.

                        The Government Securities Fund seeks to achieve total
                      return consistent with the preservation of capital by investing in a diversified portfolio of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                        The investment objectives and certain of the investment
                      limitations of the Intermediate-Term Bond Fund, the Bond Fund, and the Government Securities Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

INVESTMENT
POLICIES              Intermediate-Term Bond Fund

                        Under normal market conditions, at least 65% of the
                      Intermediate-Term Bond Fund's assets will be invested in bonds. For purposes of this policy "bonds" include (i) corporate bonds and debentures rated at the time of purchase as "investment grade" (one of the four highest bond rating categories by a nationally recognized statistical rating organization ("NRSRO") i.e., AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A, or Baa by Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality;
                      (ii) Yankee Bonds and Eurodollar instruments; (iii) notes or bonds issued by the U.S. Government and its agencies and instrumentalities (such as Government National Mortgage Association ("GNMA") securities); (iv) mortgage-backed securities, including privately issued mortgage-backed securities and readily-marketable asset-backed securities, which must be rated at the time of purchase as investment grade, or be determined by the Advisor to be of comparable quality; (v) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) obligations of supranational entities such as the World Bank and the Asian Development Bank; and (vii) zero coupon obligations. The remainder of the Fund's assets may be invested in money market instruments.

                        The dollar-weighted average portfolio maturity of the
                      Intermediate-Term Bond Fund will be from three to ten years.

                      Bond Fund

                        The Bond Fund invests in fixed-income securities with
                      maturities in excess of one year, except for amounts held in money market instruments. Fixed-income securities can have maturities of up to thirty years or more. Under normal market conditions, the Bond Fund will invest at least 65% of the value of its total assets in bonds and may invest up to 35% of its total assets in money market instruments.

                        For purposes of this policy "bonds" include (i)
                      corporate bonds and debentures rated at the time of purchase as investment grade or determined by the Advisor to be of comparable quality; (ii) Yankee Bonds and Eurodollar instruments; (iii) notes or bonds issued by the U.S. Government and its agencies and instrumentalities (such as GNMA securities); (iv) mortgage-backed securities, including privately issued mortgage-backed securities and readily-marketable asset-backed securities, which must be rated at the time of purchase as investment grade, or be determined by the Advisor to be of comparable quality; (v) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) obligations of supranational entities such as the World Bank and the Asian Development Bank; and (vii) zero coupon obligations. The remainder of the Fund's assets may be invested in money market instruments.

                        The dollar-weighted average portfolio maturity of the
                      Bond Fund will be from five to twenty years.

                      Government Securities Fund

                        Under normal market conditions, the Government
                      Securities Fund will invest at least 80% of its assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. government agencies such as GNMA, the

                      Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") and repurchase agreements backed by such securities. The Fund may invest any remaining assets in corporate bonds that are rated at the time of purchase as investment grade or determined by the Sub-Advisor to be of comparable quality; Yankee Bonds, including sovereign, supranational and Canadian bonds; shares of other investment companies with similar investment objectives; commercial paper; money market funds; privately issued mortgage-backed and other readily-marketable asset-backed securities; and money market instruments and cash.

                        The Sub-Advisor will seek to enhance the yield of the
                      Fund by taking advantage of yield disparities or other factors that occur in the government securities and money markets. The Fund may dispose of any security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance its yield consistent with the Sub-Advisor's judgment as to a desirable maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. The Fund will seek to achieve capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes.

GENERAL                 In the event that a security owned by the Fund is
                      downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

                      Money Market Instruments

                        Under normal market conditions, the Intermediate-Term
                      Bond Fund and the Bond Fund may invest up to 35% of their total assets in money market instruments, and the Government Securities Fund may invest up to 20% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, a Fund may invest more than the above-stated percentages of its total assets in money market instruments. A Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        Each Fund shall limit investment in illiquid securities
                      to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities

                      Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, a Fund may lend
                      its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Funds may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Fixed Income Funds may enter into forward
                      commitments or purchase securities on a "when-issued" basis. Each Fixed Income Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fixed Income Funds do not intend to purchase when-issued securities or enter into forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        A Fund may invest up to 5% of its total assets in the
                      securities of any one registered investment company, but may not own than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include registered securities of a money market fund of HighMark, and such companies may include companies for which the Advisor or a Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        A Fund may invest in futures and options on futures for
                      the purpose of achieving the Fund's objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index, are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

                        Certain of the obligations in which the Funds may invest
                      may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        In addition to credit risk which relates to the ability
                      of an issuer to make payments of principal and interest, all types of bonds are also subject to market risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the investments in the Fixed Income Funds and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in a Fund's portfolio. Therefore, an investment in the Funds may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

                        Depending upon prevailing market conditions, the Fixed
                      Income Funds may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

                        Securities rated BBB by S&P or Baa by Moody's are
                      considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

                        Each of the Fixed Income Funds may invest in securities
                      issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund's investment objective and policies, and are subject to special risks, such as adverse political and economic develop-ments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, changes in foreign currency exchange rates, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source or the adoption of other foreign governmental restrictions. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Fixed Income Funds will not hold foreign currency for investment purposes.

                        For further information regarding risks of particular
                      permitted investments, see "DESCRIPTION OF PERMITTED INVESTMENTS."

INVESTMENT
LIMITATIONS             Each Fund may not:

                        1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations);

                        2) Purchase any securities that would cause more than
                      25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and

                        3) Make loans, except that a Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies and may not be changed without a vote of a majority of the outstanding Shares of the respective Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        A Fund will not purchase securities solely for the
                      purpose of short-term trading nor will the Fund's portfolio turnover rate be a factor preventing a sale or purchase when the Advisor believes investment considerations warrant. Each of the Fixed Income Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fixed Income Funds and could involve the realization of capital gains that would be taxable when distributed to shareholders of the relevant Fixed Income Fund. See FEDERAL TAXATION.

PURCHASE AND
REDEMPTION
OF SHARES               As noted above, each Fund (except the Government
                      Securities Fund, which is offered in only Fiduciary Shares) is divided into two classes of Shares, Retail and Fiduciary. Fiduciary Shares may be purchased at net asset value. Only the following investors qualify to purchase the Fixed Income Funds' Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the Fixed Income Funds.

                        Purchases and redemptions of Shares of the Fixed Income
                      Funds may be made on days on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 and the minimum subsequent investment is generally $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived in the Distributor's discretion if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar programs or accounts. However, the minimum investment may be waived. Shareholders may place orders by telephone.

                        Purchase orders will be effective if the Distributor
                      receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the Custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor of the Advisor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        Shares of the Funds are offered only to residents of
                      states in which the Shares are eligible for purchase.

                        Shareholders who desire to redeem shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Funds reserve the right to make payment on redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issues two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to each Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including Participating Organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in a Fixed
                      Income Fund may do so by contacting the Transfer Agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the Transfer Agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               The net income of each of the Fixed Income Funds is
                      declared and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                Each Fixed Income Fund intends to qualify for treatment
                      as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that each Fund is not required to pay federal taxes on these amounts. Because all of the net investment income of the Fixed Income Funds is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Fixed Income Funds,
                      the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in a Fund.

                        Fund investments in foreign securities may be subject to
                      withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. The Fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such taxes.

                        Fund transactions in foreign currencies and hedging
                      activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting each Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, serves as the Fixed Income Funds' investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as each Fund's investment advisor, Union Bank of California receives a fee from the Intermediate-Term Bond Fund, the Bond Fund, and the Government Securities Fund computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the Fund's average daily net assets. Depending on the size of the Fund, this fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Bond Fund aggregating 0.45% of the Fund's average daily net assets. As of the date of this prospectus, the Intermediate-Term Bond Fund and the Government Securities Fund had not yet commenced operations in HighMark.

                        On April 1, 1996, The Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group, which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        All investment decisions for the Fixed Income Funds are
                      made by a team of investment professionals, all of whom take an active part in the decision making process. The team leader for both the Intermediate-Term Bond Fund and the Bond Fund is E. Jack Montgomery. Mr. Montgomery is a Vice President of the Advisor and has served as the portfolio manager of the Bond Fund since June, 1994. Prior to joining the Advisor, Mr. Montgomery was employed by the San Francisco Employees' Retirement System and, prior to that, First Interstate Bank of Oregon. Mr. Montgomery graduated from the University of Oklahoma in 1971 and earned his M.B.A. from the University of Oregon. Investment decisions for the Government Securities Fund are primarily made by the Sub-Advisor as described below.

                      The Sub-Advisor

                        The Advisor and Bank of Tokyo-Mitsubishi Trust Company
                      (the "Sub-Advisor") have entered into an investment sub-advisory agreement relating to the Government Securities Fund (the "Investment Sub-Advisory Agreement"). Under the Investment Sub-Advisory Agreement, the Sub-Advisor makes the day-to-day investment decisions for the assets of the Government Securities Fund, subject to the supervision of and policies established by the Advisor and the Trustees of HighMark.

                        Bank of Tokyo-Mitsubishi Trust Company, headquartered at
                      1251 Avenue of the Americas, New York, New York 10116, operates as a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi, Limited. The Sub-Advisor was formed by the combination on April 1, 1996 of Bank of Tokyo Trust Company, a wholly-owned subsidiary of the Bank of Tokyo, Ltd., and Mitsubishi Bank Trust

                      Company of New York, a wholly-owned subsidiary of The Mitsubishi Bank, Ltd. Bank of Tokyo Trust Company was the surviving entity, and changed its name to Bank of Tokyo-Mitsubishi Trust Company. Bank of Tokyo Trust Company was established in 1955 and has provided trust services since that time and management services since 1965.

                        The Sub-Advisor serves as portfolio manager to bank
                      common funds, employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. As of June 30, 1996, the Sub-Advisor managed $700 million in individual portfolios and collective funds. In addition, the Sub-Advisor also serves as Sub-Advisor to HighMark's Convertible Securities, Emerging Growth and Blue Chip Growth Funds.

                        The Sub-Advisor is entitled to a fee, which is
                      calculated daily and paid monthly out of the Advisor's fee, at an annual rate of .20% of the average daily net assets of the Government Securities Fund. As of the date of this prospectus, the Government Securities Fund had not yet commenced operations in HighMark.

                        Stephen W. Blocklin will serve as portfolio manager of
                      the Government Securities Fund. Mr. Blocklin has been a Vice President with the Sub-Advisor and its predecessor, Bank of Tokyo Trust Company since December, 1993. From September 1988 to December, 1993, he served as a senior fixed income fund manager in the institutional investment management group at First Fidelity Bancorporation.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05%
                      of the average daily net assets of the Funds. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.03% of average daily net assets for the Intermediate-Term Bond Fund, 0.01% of the average daily net assets for the Bond Fund, and 0.00% of the average daily net assets for the Government Securities Fund.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Funds contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of each Fund, for which it receives compensation from SEI Fund Resources, without a violation of applicable banking laws and regulations.

                      Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Fixed Income Funds. The Custodian holds cash securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund, and the California Intermediate Tax-Free Bond Fund, had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares of the Fixed Income Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996, Union
                      Bank of California (475 Sansome Street, Post Office Box 45000, San Francisco, CA 94104) was the Shareholder of record of 88.27% of the Fiduciary Shares of the Bond Fund. As of November 22, 1996, the Intermediate-Term Bond Fund and the Government Securities Fund had not yet commenced operations in HighMark.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of each Fixed Income Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

                        The aggregate total return and average annual total
                      return of the Fixed Income Funds may be quoted for the life of each Fund and for ten-year, five-year and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in a Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of a Fund is determined by annualizing the net
                      investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of a Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for a Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Fixed Income Funds.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fixed Income Funds may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED
                      STOCK--Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        LOAN PARTICIPATIONS--Loan participations are interests
                      in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        MORTGAGE-BACKED SECURITIES--Securities generally issued
                      or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

                        Although payments on certain mortgage-related securities
                      may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

                        Adjustable rate mortgage securities ("ARMS") are
                      pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool

                      (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

                        Collateralized mortgage obligations ("CMOs") are bonds
                      generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

                        One or more classes of CMOs may have coupon rates that
                      reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

                        Securities such as zero-coupon obligations,
                      mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment.

                        During periods of falling interest rates, securities
                      that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Real Estate Mortgage Investment Conduits ("REMICs") are
                      private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

                        OPTIONS--Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                          HighMark FIXED INCOME FUNDS
                            INVESTMENT PORTFOLIOS OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

SUB-ADVISOR
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York 10116

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                                  EQUITY FUNDS

                                  - Income Equity Fund

                                  - Value Momentum Fund

                                  - Growth Fund

                                  - Emerging Growth Fund



                                  Prospectus

                                  Retail Shares

                                  March 28, 1997










84823-B(3/97)              [LOGO] HIGHMARK(SM)
                                  FUNDS

                                 HIGHMARK FUNDS

                                  EQUITY FUNDS

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to
HighMark's:
                                   - Income Equity Fund
                                   - Value Momentum Fund
                                   - Growth Fund
                                   - Emerging Growth Fund

                                 RETAIL SHARES

  HighMark's Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark's Fiduciary Shares.

  This Prospectus sets forth concisely the information about HighMark and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Retail Shares of the Equity Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

March 28, 1997
Retail Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Retail Shares of the Income Equity, Value Momentum, Growth, and Emerging Growth Funds (each a "Fund" and sometimes referred to in this prospectus as the "Equity Funds.") This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? THE INCOME EQUITY FUND seeks investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Fund will have a high current yield and a low level of price volatility; opportunity for long-term growth of asset value is a secondary consideration. THE VALUE MOMENTUM FUND seeks long-term capital growth with a secondary objective of income. THE GROWTH FUND seeks long-term capital appreciation through investments in equity securities; the production of current income is an incidental objective. THE EMERGING GROWTH FUND seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies. (See "INVESTMENT OBJECTIVES.")

WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? Each of the Funds primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks. Each Fund may also invest consistent with its investment objective and investment policies in certain other instruments. (See "INVESTMENT POLICIES.")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. Each of the Funds may purchase common stocks and other equity securities that are volatile and which may fluctuate in value more than other types of investments. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates, and may be affected by other market and economic factors as well. In addition, the securities of the emerging growth companies in which the Emerging Growth Fund may invest may be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established growth companies. (See "Risk Factors.")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor.")

WHO IS THE SUB-ADVISOR? Bank of Tokyo-Mitsubishi Trust Company serves as the Sub-Advisor to the Emerging Growth Fund. (See "The Sub-Advisor.")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator.")

WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian.")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor.")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective (plus any applicable sales charge). Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "HOW TO PURCHASE SHARES" and "REDEMPTION OF SHARES.")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Funds is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS.")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary................................................................................   2
Equity Funds Fee Table.................................................................   5
Financial Highlights...................................................................   7
Fund Description.......................................................................  12
Investment Objectives..................................................................  12
Investment Policies....................................................................  12
 Income Equity Fund....................................................................  12
 Value Momentum Fund...................................................................  13
 Growth Fund...........................................................................  13
 Emerging Growth Fund..................................................................  14
General................................................................................  14
 Money Market Instruments..............................................................  14
 Illiquid and Restricted Securities....................................................  15
 Lending of Portfolio Securities.......................................................  15
 Other Investments.....................................................................  15
 Risk Factors..........................................................................  16
Investment Limitations.................................................................  17
 Portfolio Turnover....................................................................  18
How To Purchase Shares.................................................................  18
 How to Purchase By Mail...............................................................  19
 How to Purchase By Wire...............................................................  20
 How to Purchase through an Automatic Investment Plan ("AIP")..........................  20

                                                                                        PAGE
                                                                                         --
 How to Purchase Through Financial Institutions........................................  20
 Sales Charges.........................................................................  21
 Letter of Intent......................................................................  22
 Rights of Accumulation................................................................  22
 Sales Charge Waivers..................................................................  22
 Reductions for Qualified Groups.......................................................  24
Exchange Privileges....................................................................  24
Redemption of Shares...................................................................  26
 By Mail...............................................................................  26
 Telephone Transactions................................................................  26
 Systematic Withdrawal Plan ("SWP")....................................................  27
 Other Information Regarding Redemptions...............................................  27
Dividends..............................................................................  28
Federal Taxation.......................................................................  28
Service Arrangements...................................................................  29
 The Advisor...........................................................................  29
 Sub-Advisor...........................................................................  31
 Administrator.........................................................................  32
 The Transfer Agent....................................................................  32
 Shareholder Service Plan..............................................................  32
 Distributor...........................................................................  33
 The Distribution Plan.................................................................  33
 Banking Laws..........................................................................  34
 Custodian.............................................................................  34
General Information....................................................................  35
 Description of HighMark & Its Shares..................................................  35
 Performance Information...............................................................  35
 Miscellaneous.........................................................................  36
Description of Permitted Investments...................................................  37

                             EQUITY FUNDS FEE TABLE




                                                                              INCOME    VALUE              EMERGING
                                                                              EQUITY   MOMENTUM   GROWTH    GROWTH
                                                                               FUND      FUND      FUND      FUND
                                                                              RETAIL    RETAIL    RETAIL    RETAIL
                                                                              SHARES    SHARES    SHARES    SHARES
                                                                              ------   --------   ------   --------
SHAREHOLDER TRANSACTION EXPENSES(A)
 Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price).....................................................................  4.50%     4.50%     4.50%     4.50%
 Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
  offering price)............................................................     0%        0%        0%        0%
 Deferred Sales Load (as a percentage of original purchase price or
  redemption proceeds, as applicable)(b).....................................     0%        0%        0%        0%
 Redemption Fees (as a percentage of amount redeemed, if applicable)(c)......     0%        0%        0%        0%
 Exchange Fee(a).............................................................  $  0      $  0      $  0      $  0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
 Management Fees.............................................................  0.60%     0.60%     0.60%     0.80%
 12b-1 Fees..................................................................  0.25%     0.25%     0.25%     0.25%
 Other Expenses (after voluntary reduction)(d)...............................  0.31%     0.21%     0.30%     0.23%
                                                                              -----    ---- -     ---- -   ---- -
 Total Fund Operating Expenses(e)............................................  1.16%     1.06%     1.15%     1.28%
                                                                              =====     =====     =====     =====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
 Income Equity Fund Retail Shares...............................  $ 56      $80      $ 106      $180
 Value Momentum Fund Retail Shares..............................  $ 55      $77      $ 101      $169
 Growth Fund Retail Shares......................................  $ 56      $80      $ 105      $178
 Emerging Growth Fund Retail Shares.............................  $ 57      $84      $ 112      $193

  The purpose of the tables above is to assist an investor in the Equity Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Long-term shareholders of Retail Shares may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by rules of the National Association of Securities Dealers, Inc.
---------------
(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Equity Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See HOW TO PURCHASE SHARES, EXCHANGE PRIVILEGES, REDEMPTION OF SHARES, and SERVICE ARRANGEMENTS below.)

(b) A Contingent Deferred Sales Charge of 1.00% will be assessed against the proceeds of any redemption request relating to Retail Shares of the Funds that were purchased without a sales charge in reliance upon the waiver accorded to purchases in the amount of $1 million or more, but only where such redemption request is made within one year of the date the Shares were purchased.

(c) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below.)

(d) OTHER EXPENSES for the Value Momentum and Emerging Growth Funds are based on each Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be: 0.48% for the Retail Shares of the Income Equity Fund, the Value Momentum Fund, and the Growth Fund, and 0.50% for the Retail Shares of the Emerging Growth Fund.

(e) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.33% for the Retail Shares of the Income Equity Fund, the Value Momentum Fund, and the Growth Fund, and 1.55% for the Retail Shares of the Emerging Growth Fund.

                              FINANCIAL HIGHLIGHTS

  The tables below set forth certain financial information with respect to the Retail Shares of the Income Equity Fund and the Growth Fund. Financial highlights for the Income Equity Fund and the Growth Fund for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent accountants for HighMark. Financial highlights for the Income Equity Fund for the periods indicated have been derived from financial statements audited by Coopers & Lybrand L.L.P. Financial highlights for the Income Equity Fund for the years ended December 31, 1987, 1986, 1985, and for the period ended December 31, 1984 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission. Financial highlights for the Income Equity Fund for the period from January 1, 1988 through June 22, 1988 are derived from unaudited financial statements prepared by HighMark.

  The Value Momentum Fund and the Emerging Growth Fund had not commenced operations in HighMark as of July 31, 1996.

  Prior to June 20, 1994, the Income Equity Fund and the Growth Fund offered a single class of Shares (now designated Fiduciary Shares) throughout the periods shown.

                               INCOME EQUITY FUND

                                       YEAR ENDED JULY 31,   JUNE 20,
                                       -------------------   1994 TO
                                                             JULY 31,
                                        1996       1995     1994(A)(B)         YEAR ENDED JULY 31,
                                       -------    ------   -------------   ----------------------------
                                       RETAIL     RETAIL      RETAIL         1993      1992      1991
                                       -------    ------   -------------   --------   -------   -------
Net Asset Value, Beginning of
  Period.............................. $ 13.03    $11.92      $ 11.85      $  11.42   $ 10.22   $ 10.46
                                       -------    ------   -------------   --------   -------   -------
Investment Activities
  Net investment income...............    0.42      0.42         0.04          0.38      0.40      0.46
  Net realized and unrealized gains
     (losses) on investments..........    1.92      1.55         0.08          0.71      1.20      0.61
                                       -------    ------   -------------   --------   -------   -------
Total from investment Activities......    2.34      1.97         0.12          1.09      1.60      1.07
                                       -------    ------   -------------   --------   -------   -------
Distributions
  Net investment income...............   (0.42)    (0.44)       (0.05)        (0.38)    (0.40)    (0.46)
  Net realized gains..................   (0.66)    (0.42)          --            --        --     (0.85)
                                       -------    ------   -------------   --------   -------   -------
Total Distributions...................   (1.08)    (0.86)       (0.05)        (0.38)    (0.40)    (1.31)
                                       -------    ------   -------------   --------   -------   -------
Net Asset Value, End of Period........ $ 14.29    $13.03      $ 11.92      $  12.13   $ 11.42   $ 10.22
                                       =======    ======   ============    ========   =======   =======
Total Return..........................   18.21%    17.52%        4.23%(c)      9.75%    16.04%    12.60%
Ratios/Supplementary Data:
  Net Assets at end of period (000)... $10,143    $3,881      $    24      $104,840   $74,478   $49,047
  Ratio of expenses to average net
     assets...........................    1.03%     1.06%        1.10%(d)      1.15%     1.16%     1.17%
  Ratio of net investment income to
     average net assets...............    2.89%     3.06%        0.93%(d)      3.27%     3.76%     4.81%
  Ratio of expenses to average net
     assets*..........................    1.51%     1.55%        1.33%(d)      1.21%     1.29%     1.40%
  Ratio of net investment income to
     average net assets*..............    2.41%     2.57%        0.71%(d)      3.22%     3.64%     4.58%
Portfolio turnover....................   41.51%    36.64%       33.82%        29.58%    23.05%    33.10%

                                                                                       JUNE 23,
                                                                 YEAR ENDED JULY 31,   1988 TO
                                                                 ------------------    JULY 31,
                                                                  1990       1989      1988(E)
                                                                 -------    -------    --------
Net Asset Value, Beginning of Period..........................   $ 12.12    $ 10.00    $ 10.00
                                                                 -------    -------    --------
Investment Activities
  Net investment income.......................................      0.54       0.49       0.03
  Net realized and unrealized gains (losses) on investments...     (0.62)      2.22         --
                                                                 -------    -------    --------
Total from investment Activities..............................     (0.08)      2.71       0.03
                                                                 -------    -------    --------
Distributions
  Net investment income.......................................     (0.54)     (0.49)     (0.03)
  Net realized gains..........................................     (1.04)     (0.10)        --
                                                                 -------    -------    --------
Total Distributions...........................................     (1.58)     (0.59)     (0.03)
                                                                 -------    -------    --------
Net Asset Value, End of Period................................   $ 10.46    $ 12.12    $ 10.00
                                                                 =======    =======    ========
Total Return..................................................     (0.84)%    28.16%      1.31%(f)
Ratios/Supplementary Data:
  Net Assets at end of period (000)...........................   $41,280    $40,027    $30,495
  Ratio of expenses to average net assets.....................      1.15%      1.19%      0.99%(d)
  Ratio of net investment income to average net assets........      4.82%      4.61%      2.56%(d)
  Ratio of expenses to average net assets*....................      1.41%      1.41%      1.41%(d)
  Ratio of net investment income to average net assets*.......      4.56%      4.39%      2.14%(d)
Portfolio turnover............................................     37.11%     28.83%      3.12%

---------------
(a) Period from commencement of operations.
(b) On June 20, 1994, the Income Equity Fund commenced offering Investor Shares (now called "Retail Shares") and designated existing Shares as Fiduciary Shares.
(c) Represents total return for the Fiduciary Shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Retail Shares for the period from June 20, 1994 to July 31, 1994.
(d) Annualized.
(e) The Income Equity Fund commenced operations on June 23, 1988 as a result of the reorganization involving the Income Equity Portfolio of the IRA collective Investment Fund described under GENERAL INFORMATION--Reorganization of The IRA Fund & HighMark.
(f) Not annualized.

 * During the period the investment advisory and administration fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      PER SHARE INCOME AND CAPITAL CHANGES
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS)

           THE IRA COLLECTIVE INVESTMENT FUND INCOME EQUITY PORTFOLIO

                                                         PERIOD FROM
                                                           JAN. 1,
                                                            1988
                                                           THROUGH          YEAR ENDED DEC. 31,
                                                          JUNE 22,       -------------------------
                                                         1988(a)(b)       1987(a)        1986(a)
                                                         (UNAUDITED)     (AUDITED)      (AUDITED)
                                                         -----------     ----------     ----------
Investment income......................................  $     0.440     $    0.927     $    0.944
Operating expenses.....................................        0.102          0.185(d)       0.154(d)
Net investment income..................................        0.338          0.742          0.790
Dividends from net investment income...................       (0.338)        (0.742)        (0.790)
Net realized and unrealized gain (loss) on
  investments..........................................        1.884         (0.564)         1.934
                                                          ----------     ----------     ----------
Increase (decrease) in net asset value.................        1.884         (0.564)         1.934
Net Asset Value:
  Beginning of period..................................       14.059         14.623         12.689
                                                          ----------     ----------     ----------
  End of period........................................  $    15.943     $   14.059     $   14.623
                                                          ==========     ==========     ==========
Ratio of expenses to average net assets(c)(d)..........         1.41%          1.12%          0.97%
Ratio of net investment income to average net
  assets(c)............................................         5.45%          4.50%          4.96%
Portfolio turnover.....................................         5.83%         20.88%         12.07%
Number of Shares/units outstanding at end of period....    1,940,573      1,978,920      1,416,327

---------------
(a) The per share amount is calculated using weighted-average Shares outstanding.
(b) The Income Equity Fund commenced operations on June 23, 1988 as a result of the reorganization involving the Income Equity Portfolio of the IRA Collective Investment Fund.
(c) Annualized based on the period for which assets were held.
(d) The expenses shown are not representative of expenses actually incurred by the Income Equity Portfolio through May 31, 1987. During mid-May 1985, The Bank of California, N.A., investment adviser to the Income Equity Portfolio, commenced charging its management fee, and commencing June 1, 1987, operating expenses were charged to the Income Equity Portfolio. Had the maximum allowable operating expenses and management fees been paid by the Income Equity Portfolio for the entire period pursuant to the Management Agreement between the Income Equity Portfolio and The Bank of California, N.A., the per unit expenses and net investment income would have been as follows:

                                                              PERIOD FROM
                                                                JAN. 1,
                                                                 1988
                                                                THROUGH       YEAR ENDED DEC. 31,
                                                               JUNE 22,       -------------------
                                                                 1988          1987        1986
                                                              (UNAUDITED)     (AUDITED)   (AUDITED)
                                                              -----------     -------     -------
Expenses....................................................    $ 0.257       $ 0.260     $ 0.248
Net investment income.......................................      0.183         0.612       0.557
Net asset value, end of year................................     15.943        14.059      14.623
Expenses as a percentage of average net assets..............       2.00%(c)      1.67%       2.00%

                                  GROWTH FUND



                                                             YEAR ENDED JULY 31,
                                                             -------------------   JUNE 20, 1994 TO
                                                              1996       1995      JULY 31, 1994(A)
                                                             ------     ------     ----------------
                                                             RETAIL     RETAIL          RETAIL
                                                             ------     ------     ----------------
Net Asset Value, Beginning of Period.......................  $11.87     $ 9.77          $ 9.74
                                                             ------     ------          ------
Investment Activities
Net investment income......................................    0.11       0.15              --
Net realized and unrealized gains (losses) on
  investments..............................................    1.38       2.25            0.04
                                                             ------     ------          ------
          Total from Investment Activities.................    1.49       2.40            0.04
                                                             ------     ------          ------
Distributions
Net investment income......................................   (0.12)     (0.15)          (0.01)
Net realized gains.........................................   (0.64)     (0.15)             --
                                                             ------     ------          ------
          Total Distributions..............................   (0.76)     (0.30)          (0.01)
                                                             ------     ------          ------
Net Asset Value, End of Period.............................  $12.60     $11.87          $ 9.77
                                                             ======     ======          ======
Total Return...............................................   12.88%     25.10%          (1.77)%(b)
Ratios/Supplementary Data:
  Net Assets at end of period (000)........................  $2,843     $1,218              --
  Ratio of expenses to average net assets..................    0.93%      0.84%             --
  Ratio of net investment income to average net assets.....    0.96%      1.17%             --
  Ratio of expenses to average net assets*.................    1.91%      2.11%             --
  Ratio of net investment (loss) to average net assets*....   (0.02)%    (0.10)%            --
Portfolio turnover.........................................   78.58%     67.91%         123.26%

---------------
(a) Period from commencement of operations.
(b) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994, plus the total return for the Investor Shares (now called "Retail Shares") for the period from June 20, 1994 to July 31, 1994.

* During the period, certain fees were voluntarily reduced. In addition, certain expenses were reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Retail Shares, sales charges and the operation of HighMark's Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below. (Retail Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVES              The investment objectives of the Funds are as follows:

                        The Income Equity Fund seeks investments in equity
                      securities that provide current income through the regular payment of dividends, with the goal that the Income Equity Fund will have a high current yield and a low level of price volatility. Opportunity for long-term growth of asset value is a secondary consideration.

                        The Value Momentum Fund seeks long-term capital growth
                      with a secondary objective of income.

                        The Growth Fund seeks long-term capital appreciation
                      through investments in equity securities. The production of current income is an incidental objective.

                        The Emerging Growth Fund seeks long-term growth of
                      capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies.

                        The investment objectives and certain of the investment
                      limitations of the Funds may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

INVESTMENT
POLICIES              Income Equity Fund

                        Under normal market conditions, the Income Equity Fund
                      will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, American Depositary Receipts ("ADRs"), preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Income Equity Fund's investments primarily consist of the common stocks of U.S. corporations that regularly pay dividends, although there can be no assurance that a corporation will continue to pay dividends. Investments will be made in an attempt to keep the Income Equity Fund's yield above the S&P 500's yield by approximately one-third to one-half the difference between the S&P 500's yield and the yield on long-term U.S. Government bonds.

                        The Income Equity Fund generally invests in stocks with
                      favorable, long-term fundamental characteristics when their current relative yields are at the upper end of their historical yield ranges. Frequently, these stocks are out of favor in the financial community and in which investors see little opportunity for price appreciation. The Fund may also invest in major U.S. corporations in a mature stage of development or operating in slower areas of the economy. While it is anticipated that a significant part of the total growth in asset value experienced by the Income Equity Fund will result from companies' improving prospects (although there can be no assurance that this will in fact occur), dividends will provide a substantial portion of the Fund's total return. When yields on stocks held by the Income Equity Fund drop to the lower end of their historical ranges, the Fund may begin to reduce its holdings. Similarly, if there is a significant fundamental change that impairs a company's ability to pay dividends, or if the yield on a stock dips below the yield of the general market, the Income Equity Fund may eliminate its holdings in these stocks.

                      Value Momentum Fund

                        Under normal market conditions, the Value Momentum Fund
                      will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Value Momentum Fund will be invested primarily in securities which the Advisor believes to be undervalued relative to the market and to the security's historic valuation. Stocks are then screened for positive price or earnings momentum. Securities purchased will generally have a medium to high market capitalization. A majority of the securities in which the Value Momentum Fund invests will be dividend paying.

                      Growth Fund

                        Under normal market conditions, the Growth Fund will
                      invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks, of growth-oriented companies. The Growth Fund emphasizes a well diversified portfolio of medium to large capitalization growth companies (capitalization in excess of $500 million) with a record of above average growth in earnings. The Fund focuses on companies that the Advisor believes to have enduring quality and above average earnings growth. Among the criteria the Fund uses to screen for stock selection are earnings growth, return on capital, brand identity, recurring revenues, price and quality of management team.

                      Emerging Growth Fund

                        Under normal market conditions, the Emerging Growth Fund
                      will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks of small and medium capitalization companies. Small and medium capitalization companies are those with capitalization between $50 million and $1 billion and the potential for growth or those which, in the Advisor's opinion, have potential for above-average long-term capital appreciation. An emerging growth company is one which, in the Advisor's judgment, is in the developing stages of its life cycle and has demonstrated or is expected to achieve rapid growth in earnings and/or revenues. Emerging growth companies are characterized by opportunities for rapid growth rates and/or dynamic business changes. Emerging growth companies, regardless of size, tend to offer the potential for accelerated earnings or revenue growth because of new products or technologies, new channels of distribution, revitalized management or industry conditions, or similar opportunities. A company may or may not yet be profitable at the time the Emerging Growth Fund invests in its securities. Current income will not be a criterion of investment selection, and any such income should be considered incidental. Many of the securities in which the Fund invests will not pay dividends.

                        The Emerging Growth Fund may also invest in equity
                      securities of companies in "special equity situations," meaning companies experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. Since a special equity situation may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Emerging Growth Fund's investments are significant.

GENERAL               Money Market Instruments

                        Under normal market conditions, each Equity Fund may
                      invest up to 35% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, a Fund may invest more than 35% of its total assets in money market instruments. A Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        Each Fund shall limit investment in illiquid securities
                      to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, a Fund may lend
                      its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Funds may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Equity Funds may enter into forward commitments or
                      purchase securities on a "when-issued" basis. Each Equity Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Equity Funds do not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The Funds may also invest in money market instruments,
                      money market funds, and in cash, and may invest in other registered investment companies with similar investment objectives.

                        A Fund may invest up to 5% of its total assets in the
                      shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include shares of a money market fund of HighMark, and may include registered investment companies for which the

                      Advisor or Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                        Each Fund may write covered calls on its equity
                      securities and enter into closing transactions with respect to covered call options.

                        A Fund's assets may be invested in options, futures
                      contracts and options on futures, Standard & Poor's Depositary Receipts ("SPDRs"), and investment grade bonds. The aggregate value of options on securities (long puts and calls) will not exceed 10% of a Fund's net assets at the time such options are purchased by the Fund.

                        A Fund may enter into futures and options on futures
                      only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets.

                        Each Fund may purchase options in stock indices to
                      invest cash on an interim basis. The aggregate premium paid on all options on stock indices cannot exceed 20% of the Fund's total assets.

                        All of the common stocks in which the Funds invest
                      (including foreign securities in the form of ADRs but not including Rule 144A Securities) are traded on registered exchanges or in the over-the-counter market.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        Since the Equity Funds invest in equity securities, each
                      Fund's Shares will fluctuate in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations. In addition, the market value of the fixed-income securities bears an inverse relationship to changes in market interest rates, which may affect the net asset value of Shares. The longer the remaining maturity of a security, the greater is the effect of interest rate changes on its market value. Changes in the value of a Fund's fixed-income securities will not affect cash income received from ownership of such securities, but will affect a Fund's net asset value.

                        An Equity Fund may invest in convertible securities,
                      which include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The Equity Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by a NRSRO or that is not rated but is determined to be of comparable quality by the Advisor.

                        Given the uncertainty of the future value of emerging
                      growth companies and companies in special equity situations, the risk of possible decline in value of the Emerging Growth Fund's net assets are significant. Companies in which the Emerging Growth Fund invests may offer greater opportunities for capital appreciation than larger more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of emerging growth companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund's investments are significant.

INVESTMENT
LIMITATIONS             Each Fund may not:

                         (1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations).

                         (2) Purchase any securities that would cause more than
                      25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry);

                         (3) Make loans, except that a Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the respective Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        A Fund's portfolio turnover rate will not be a factor
                      preventing a sale or purchase when the Advisor believes investment considerations warrant. Each of the Equity Funds' portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Equity Funds and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the relevant Equity Fund. See FEDERAL TAXATION.

HOW TO
PURCHASE SHARES         As noted above, each Fund is divided into two classes of
                      Shares, Retail and Fiduciary. Retail Shares may be purchased at net asset value plus a sales charge. For a description of investors who qualify to purchase Fiduciary Shares, see the Fiduciary Shares prospectus of the Equity Funds. HighMark's Retail Shares are offered to investors who are not fiduciary clients of Union Bank of California, N.A., and who are not otherwise eligible for HighMark's Fiduciary Shares.

                        Retail Shares are sold on a continuous basis by
                      HighMark's Distributor, SEI Financial Services Company. The principal office of the Distributor is Oaks,

                      Pennsylvania 19456. If you wish to purchase Shares, you may contact your investment professional or telephone HighMark at 1-800-433-6884.

                        The minimum initial investment is generally $1,000 for
                      each Fund and the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans. Purchases and redemption of Shares of the Funds may be made on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days").

                        Purchase orders for Shares will be executed at a per
                      Share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor (plus any applicable sales charge). The net asset value per Share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of the Fund. Net asset value per Share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m. Eastern time), on any Business Day. Purchases will be made in full and fractional Shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        The securities in each Fund will be valued at market
                      value. If market quotations are not available, the securities will be valued by a method that HighMark's Board of Trustees believes accurately reflects fair value. For further information about valuation of investments in the Equity Funds, see the Statement of Additional Information.

                        Shares of the Funds are offered only to residents of
                      states in which the Shares are eligible for purchase.

                      How to Purchase By Mail

                        You may purchase Shares of the Funds by completing and
                      signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "HighMark Funds (Fund Name)," to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. All purchases made by check should be in U.S. dollars and made payable to "HighMark Funds (Fund Name)." Third party checks, credit card checks or cash will not be accepted. You may purchase more Shares at any time by mailing payment also to the transfer agent at the above address. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

                        You may obtain Account Application Forms for the Funds
                      by calling the Distributor at 1-800-433-6884.

                      How to Purchase By Wire

                        You may purchase Shares of the Funds by wiring Federal
                      funds, provided that your Account Application has been previously received. You must wire funds to the transfer agent and the wire instructions must include your account number. You must call the transfer agent at 1-800-433-6884 before wiring any funds. An order to purchase Shares by Federal funds wire will be deemed to have been received by a Fund on the Business Day of the wire; provided that the Shareholder wires funds to the transfer agent prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) . If the transfer agent does not receive the wire by 1:00 p.m., Pacific time (4:00 p.m. Eastern time), the order will be executed on the next Business Day.

                      How to Purchase through an Automatic Investment Plan
                      ("AIP")

                        You may arrange for periodic additional investments in
                      the Funds through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing this section in the Account Application form. The minimum pre-authorized investment amount is $100 per month. The AIP is available only for additional investments to an existing account.

                      How to Purchase Through Financial Institutions

                        Shares of the Funds may be purchased through financial
                      institutions, including the Advisor, that provide distribution assistance or Shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark.

                        Customers who desire to transfer the registration of
                      Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

                        Depending upon the terms of a particular Customer
                      account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

                      Sales Charges

                        The following table shows the regular sales charge on
                      Retail Shares to a "single purchaser" (defined below) together with the dealer discount paid to dealers and the agency commission paid to brokers (collectively the "commission"):

                                                                                                COMMISSION AS
                                                  SALES CHARGE AS        SALES CHARGE AS        PERCENTAGE OF
                                                  A PERCENTAGE OF   APPROPRIATE PERCENTAGE OF     OFFERING
                           AMOUNT OF PURCHASE     OFFERING PRICE       NET AMOUNT INVESTED          PRICE
                        ------------------------  ---------------   -------------------------   -------------
                        0-$49,999...............       4.51%                  4.71%                 4.05%
                        $50,000-$99,000.........       4.00%                  4.17%                 3.60%
                        $100,000-$249,000.......       3.50%                  3.63%                 3.15%
                        $250,000-$499,999.......       2.50%                  2.56%                 2.25%
                        $500,000-$999,999.......       1.50%                  1.52%                 1.35%
                        $1,000,000 and Over*....       0.00%                  0.00%                 0.00%

                      *A contingent deferred sales charge of 1.00% will be
                       assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

                        The commissions shown in the table apply to sales
                      through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown above. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Retail Shares of a Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

                        In calculating the sales charge rates applicable to
                      current purchases of a Fund's Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Shares of a Fund and other of HighMark's funds (the "Eligible Funds") which are sold subject to a comparable sales charge.

                        The term "single purchaser" refers to (i) an individual,
                      (ii) an individual and spouse purchasing Shares of a Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. A Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

                      Letter of Intent

                        By initially investing at least $1,000 and submitting a
                      Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Shares of a Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefitting from the Letter, the Shareholder must notify the transfer agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the transfer agent that such purchases are applicable under the Letter.

                      Rights of Accumulation

                        In calculating the sales charge rates applicable to
                      current purchases of Retail Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Retail Shares of the Funds sold subject to a comparable sales charge.

                        To exercise your right of accumulation based upon Shares
                      you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

                      Sales Charge Waivers

                        The following categories of investors may purchase
                      Retail Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

                         (1) Existing holders of Retail Shares of a Fund upon
                      the reinvestment of dividend and capital gain distributions on those Shares;

                         (2) Investment companies advised by Pacific Alliance
                      Capital Management or distributed by SEI Financial Services Company or its affiliates placing orders on each entity's behalf;

                         (3) State and local governments;

                         (4) Individuals who have received distributions from
                      employee benefit trust accounts administered by Union Bank of California who are rolling over such distributions into an individual retirement account for which the Bank serves as trustee or custodian;

                         (5) Individuals who purchase Shares with proceeds from
                      a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California;

                         (6) Individuals who purchase Shares with proceeds
                      received in connection with a distribution paid from a Union Bank of California trust or agency account;

                         (7) Investment advisors or financial planners regulated
                      by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent;

                         (8) Investors purchasing Shares with proceeds from a
                      redemption of Shares of another open-end investment company (other than The HighMark Group) on which a sales charge was paid if such redemption occurred within thirty
                      (30) days prior to the date of the purchase order. Satisfactory evidence of the purchaser's eligibility must be provided at the time of purchase (e.g., a confirmation of the redemption);

                         (9) Brokers, dealers and agents who are purchasing for
                      their own account and who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21);

                        (10) Investors purchasing Shares on behalf of a
                      qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh) sponsored by Union Bank of California;

                        (11) Purchasers of Retail Shares of the Growth Fund that
                      are sponsors of other investment companies that are unit investment trusts for deposit by such sponsors into such unit investment trusts, and to purchasers of Retail Shares of the Growth Fund that are holders of such unit investment trusts that invest distributions from such investment trusts in Retail Shares of the Growth Fund;

                        (12) Present and retired directors, officers, and
                      employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company or their affiliated companies; and

                        (13) Investors receiving Shares issued in plans of
                      reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark is a party.

                        With regard to categories 2 through 12 above, the
                      Distributor must be notified that the purchase qualifies for a sales charge waiver at the time of purchase.

                      Reductions for Qualified Groups

                        Reductions in sales charges also apply to purchases by
                      individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.

                        All orders from a qualified group will have to be placed
                      through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Retail Shares for Retail Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Retail Shares exchanged. Shareholders may exchange their Retail Shares for Retail Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Retail Shares of a Money Market Fund for which no sales load was paid for Retail Shares of an Equity Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load. If Retail Shares of the Money Market Fund were acquired in a previous exchange involving Shares of a non-money market HighMark Fund, then such Shares of the Money Market Fund may be exchanged for Shares of an Equity Fund without payment of any additional sales load within a twelve month period. In order to receive a reduced sales charge when exchanging into a Fund, the Shareholder must notify HighMark that a sales charge was originally paid and provide sufficient information to permit confirmation of qualification.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including Participating Organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in an Equity
                      Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

REDEMPTION
OF SHARES               You may redeem your Shares of the Funds without charge
                      on any Business Day. There is presently a $15 charge for wiring redemption proceeds to a Shareholder's designated account. Shares may be redeemed by mail, by telephone or through a pre-arranged systematic withdrawal plan. Investors who own Shares held by a financial institution should contact that institution for information on how to redeem Shares.

                      By Mail

                        A written request for redemption of Shares of the Funds
                      must be received by the transfer agent, P.O. Box 8416, Boston, Massachusetts 02266-8416 in order to constitute a valid redemption request.

                        If the redemption request exceeds $5,000, or if the
                      request directs the proceeds to be sent or wired to an address different from that of record, the transfer agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of Shares,
                      (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record.

                      Telephone Transactions

                        You may redeem your Shares of the Growth, Value
                      Momentum, Emerging Growth and Income Equity Funds by calling the transfer agent at 1-800-433-6884. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $15 charge for wiring redemption proceeds.

                        You may request a wire redemption for redemptions of
                      Shares of the Growth, Value Momentum, Emerging Growth and Income Equity Funds in excess of $500 by calling the Transfer Agent at 1-800-433-6884 who will deduct a wire charge of $15 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

                        Neither the transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark and transfer agent will each employ reasonable procedures to confirm that instructions, communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

                        If market conditions are extraordinarily active or other
                      extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may consider placing your order by mail.

                      Systematic Withdrawal Plan ("SWP")

                        The Funds offer a Systematic Withdrawal Plan ("SWP"),
                      which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current net asset value of $5,000 or more. You may elect to receive automatic payments via check or ACH of $100 or more on a monthly, quarterly, semi-annual or annual basis. You may arrange to receive regular distributions from your account via check or ACH by completing this section in the Account Application form.

                        To participate in the SWP, you must have your dividends
                      automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per Share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to the transfer agent. The transfer agent may require that the signature on the written notice be guaranteed.

                        It is generally not in your best interest to be
                      participating in the SWP at the same time that you are purchasing additional Shares if you have to pay a sales load in connection with such purchases.

                      Other Information Regarding Redemptions

                        Shareholders who desire to redeem Shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Funds reserve the right to make payment on redemptions in securities rather than cash.

                        Payment to the Shareholders for Shares redeemed will be
                      made within seven days after the transfer agent receives the valid redemption request. At various times, however, a Fund may be requested to redeem Shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, the redemption request will be rejected by the Fund. Once a Fund has received good payment for the Shares a Shareholder may submit another request for redemption.

                        Due to the relatively high costs of handling small
                      investments, each Fund reserves the right to redeem your Shares at net asset value if your account in any Fund has a value of less than the minimum initial purchase amount. Accordingly, if you purchase Shares of any Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any Shares. Before any Fund exercises its right to redeem such Shares you will be given notice that the value of the Shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least the minimum amount.

DIVIDENDS               The net income of each of the Equity Funds is declared
                      and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                Each Equity Fund intends to qualify for treatment as a
                      "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that each Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. The 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by a Fund if a Fund were a regular corporation, and to the extent designated by a Fund as so qualifying. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Equity Funds, the
                      impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in a Fund.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting each Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A., serves as the Equity Funds' investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as each Fund's investment advisor, Union Bank of California receives a fee from the Growth Fund, Value Momentum Fund and the Income Equity Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the Fund's average daily net assets, and from the Emerging Growth Fund, at the annual rate of eighty one-hundredths of one percent (.80%) of the Fund's average daily net assets. This fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Growth Fund aggregating 0.50% of the Fund's average daily net assets, and from the Income Equity Fund aggregating 0.66% of the Fund's average daily net assets. As of the date of this prospectus, the Value Momentum Fund and the Emerging Growth Fund had not yet commenced operations in HighMark.

                        On April 1, 1996, the Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        All investment decisions for the Equity Funds are made
                      by a team of investment professionals, all of whom take an active part in the decision making process. The team leaders for each Fund are as follows:

                            Growth Fund--The team leader for the Growth Fund is Scott Chapman. Mr. Chapman has been Growth Fund team leader for the Advisor since 1993. He began working for the Advisor as an equity security analyst in 1991.

                            Value Momentum Fund--The team leader for the Value Momentum Fund is Richard Earnest. Mr. Earnest, a Senior Vice President of the Advisor, has served as team leader of the Stepstone Value Momentum Fund since its inception, and has been with the Advisor and its predecessor, Union Bank, since 1964.

                            Income Equity Fund--The team leader for the Income Equity Fund is Thomas Arrington. Mr. Arrington began working for the Advisor as a Business Administration Manager in 1990. From 1991 to 1994 Mr. Arrington was a Securities Research Analyst. In 1994 Mr. Arrington became team leader for the Income Equity Fund.

                      Sub-Advisor

                        The Advisor and Bank of Tokyo-Mitsubishi Trust Company
                      (the "Sub-Advisor") have entered into an investment subadvisory agreement relating to the Emerging Growth Fund (the "Investment Sub-Advisory Agreement"). Under the Investment Sub-Advisory Agreement, the Sub-Advisor will make the day-to-day investment decisions for the assets of the Emerging Growth Fund, subject to the supervision of, and policies established by, the Advisor and the Trustees of HighMark.

                        Bank of Tokyo-Mitsubishi Trust Company, headquartered at
                      1251 Avenue of the Americas, New York, New York 10116, operates as a wholly-owned subsidiary of The Bank of Tokyo Mitsubishi, Ltd. The Sub-Advisor was formed by the combination on April 1, 1996, of Bank of Tokyo Trust Company, a wholly-owned subsidiary of The Bank of Tokyo, Ltd., and Mitsubishi Bank Trust Company of New York, a wholly-owned subsidiary of The Mitsubishi Bank, Limited. Bank of Tokyo Trust Company was the surviving entity, and changed its name to Bank of Tokyo-Mitsubishi Trust Company. Prior to the combination, subadvisory services were provided by Bank of Tokyo Trust Company. Bank of Tokyo Trust Company was established in 1955, and has provided trust services since that time and management services since 1965.

                        The Sub-Advisor serves as portfolio manger to bank
                      common funds, employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. As of June 30, 1996, the Sub-Advisor managed $700 million in individual portfolios and collective funds. In addition, the Sub-Advisor will also serve as Sub-Advisor to HighMark's Government Securities, Convertible Securities and Blue Chip Growth Funds.

                        The Sub-Advisor is entitled to a fee, which is
                      calculated daily and paid monthly out of the Advisor's fee, at an annual rate of .50% of the average daily net assets of the Emerging Growth Fund. As of the date of this prospectus, the Emerging Growth Fund had not yet commenced operations in HighMark.

                        Seth E. Shalov will serve as portfolio manager to the
                      Emerging Growth Fund. Mr. Shalov has been a Senior Portfolio Manager with the Sub-Advisor and its predecessor, Bank of Tokyo Trust Company, since October, 1987.

                      Administrator

                        SEI Fund Resources (the "Administrator"), and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Retail Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Retail Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.10% of average daily net assets for the Retail Shares of the Income Equity Fund, 0.09% for the Retail Shares of the Growth Fund, and 0.00% for the Retail Shares of the Value Momentum and the Emerging Growth Funds.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor.

                      The Distribution Plan

                        Pursuant to HighMark's Distribution Plan, each Equity
                      Fund pays the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund's Retail Shares.

                        The Distributor may use the distribution fee applicable
                      to a Fund's Retail Shares to provide distribution assistance with respect to the sale of the Fund's Retail Shares or to provide Shareholder services to the holders of the Fund's Retail Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Retail Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning a Fund's Retail Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plan will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

                        Participating Organizations may charge customers fees in
                      connection with investments in an Equity Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

                        The distribution fee under the Distribution Plan will be
                      payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. The Distributor may from time to time voluntarily reduce its distribution fee with respect to an Equity Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fee will lower such Equity Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Funds contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of each Fund, without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Equity Funds. The Custodian holds cash securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund, and the California Intermediate Tax-Free Bond Fund had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Fiduciary Shares of the Equity Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996, there
                      was no person who owned of record or beneficially more than 25% of the Retail Shares of the Growth Fund or the Income Equity Fund. As of November 22, 1996, the Value Momentum and Emerging Growth Funds had not yet commenced operations in HighMark.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Retail Shares of each Equity Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

                        The aggregate total return and average annual total
                      return of the Equity Funds may be quoted for the life of each Fund and for ten-year, five-year, three-year, and one-year periods, in each case through the most recent calendar quarter (in the case of the Income Equity Fund, utilizing, when appropriate, the aggregate total return and average annual total return of the IRA Fund Income Equity Portfolio prior to June 23, 1988). Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in a Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of a Fund is determined by annualizing the net
                      investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of a Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for a Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION
OF PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Equity Funds.

                        AMERICAN DEPOSITARY RECEIPTS (ADRs)--ADRs are receipts
                      typically issued by a U.S. financial institution that evidence ownership of underlying securities issued by a foreign issuer.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Equity Funds may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCK--
                      Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this

                      "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        OPTIONS--Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction"--the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S.Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, HighMark's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)--SPDRs are
                      interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                             HighMark EQUITY FUNDS
                            INVESTMENT PORTFOLIOS OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884
INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

SUB-ADVISOR
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York 10116

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, PA 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                              CROSS REFERENCE SHEET


                                 HIGHMARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



Form N-1A Part B Item                                Information Caption
---------------------                                -------------------
10.      Cover Page                                  Cover Page

11.      Table of Contents                           Table of Contents

12.      General Information and History             Additional Information--Description of  Shares

13.      Investment Objectives and Policies          Investment Objectives and Policies; Additional Information
                                                     on Portfolio Instruments

14.      Management of  HighMark                     Management of  HighMark

15.      Control Persons and Principal
         Holders of Securities                       Additional Information-- Miscellaneous

16.      Investment Advisory and Other
         Services                                    Management of  HighMark

17.      Brokerage Allocation                        Management of  HighMark-- Portfolio Transactions

18.      Capital Stock and Other Securities          Valuation; Additional Purchase and Redemption
                                                     Information;  Management of  HighMark-- Distributor; The
                                                     Distribution  Plans; Additional Information

19.      Purchase, Redemption and                    Valuation; Additional Purchase and Redemption
         Pricing of Securities Being                 Information;  Management of  HighMark
         Offered

20.      Tax Status                                  Additional Purchase and Redemption Information--
                                                     Additional Federal Tax Information; Additional  Tax
                                                     Information Concerning the California Tax-Free
                                                     Money Market Fund and the California Intermediate
                                                     Tax-Free Bond Fund

21.      Underwriters                                Management of  HighMark -- Distributor

22.      Calculation of Performance Data             Additional Information -- Calculation of Performance Data

23.      Financial Statements                        Independent Auditors' Report for  HighMark  Funds
                                                     for the Year Ended July 31, 1996/Financial
                                                     Statements for  HighMark  Funds for the Periods
                                                     Ended July 31, 1996



                                 HIGHMARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 28, 1997



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of the HighMark Equity Funds, the HighMark Fixed Income Funds and the HighMark Money Market Funds, each of which is dated March 28, 1997 (collectively, the "Prospectuses") and any supplements thereto. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing the Distributor, SEI Financial Services Company, at 680 East Swedesford Road, Wayne, Pennsylvania, 19087-1658, or by telephoning toll free 1-800-734-2922. Capitalized terms used but not defined herein have the same meanings as set forth in the Prospectuses.

                                TABLE OF CONTENTS


                                                                                                  Page
                                                                                                  ----

HIGHMARK  FUNDS....................................................................................  1

INVESTMENT OBJECTIVES AND POLICIES.................................................................  2

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS....................................................  2
         Bank Instruments..........................................................................  2
         Commercial Paper and Variable Amount Master Demand Notes..................................  3
         Loan Participations.......................................................................  3
         Lending of Portfolio Securities...........................................................  4
         Repurchase Agreements.....................................................................  4
         Reverse Repurchase Agreements.............................................................  5
         U.S. Government Obligations...............................................................  5
         Mortgage-Related Securities...............................................................  6
         Adjustable  Rate Notes....................................................................  7
         Municipal Securities......................................................................  8
         Investments in California Municipal Securities by the California Tax-Free  Money
         Market Fund and the California Intermediate Tax-Free Bond Fund............................ 11
         Puts    .................................................................................. 14
         Shares of Mutual Funds.................................................................... 14
         When-Issued Securities  and Forward Commitments........................................... 15
         Zero-Coupon Securities.................................................................... 15
         High Quality Investments with Regard to the Money Market Funds............................ 29

INVESTMENT RESTRICTIONS............................................................................ 31
         Illiquid Securities....................................................................... 37
         Voting Information........................................................................ 38

PORTFOLIO TURNOVER................................................................................. 38

VALUATION.......................................................................................... 39
         Valuation of the Money Market Funds....................................................... 39
         Valuation of the Equity Funds and the Fixed Income Funds.................................. 39

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................... 40
         Additional Federal Tax Information........................................................ 40
         Additional Tax Information Concerning The California Tax-Free Money
                  Market Fund and The California Intermediate Tax-Free Bond Fund................... 43
         Federal Taxation.......................................................................... 43


         California Taxation.................................................................................... 45
         Foreign Taxes.......................................................................................... 46

MANAGEMENT OF  HIGHMARK......................................................................................... 47
         Trustees and Officers.................................................................................. 47
         Investment  Advisor.................................................................................... 51
         The Sub-Advisors....................................................................................... 53
         Portfolio Transactions................................................................................. 54
         Glass-Steagall Act..................................................................................... 55
         Administrator and Sub-Administrator.................................................................... 56
         Shareholder Services Plan.............................................................................. 58
         Expenses .............................................................................................. 59
         Distributor............................................................................................ 60
         The Distribution Plans................................................................................. 60
         Transfer Agent and Custodian  Services................................................................. 61
         Auditors .............................................................................................. 62
         Legal Counsel.......................................................................................... 62

ADDITIONAL INFORMATION.......................................................................................... 62
         Description of Shares.................................................................................. 62
         Shareholder and Trustee Liability...................................................................... 64
         The Reorganization of the IRA Fund and  HighMark....................................................... 65
         Calculation of Performance Data........................................................................ 65
         Miscellaneous.......................................................................................... 71

APPENDIX ....................................................................................................... 80

INDEPENDENT AUDITORS' REPORT FOR  HIGHMARK  FUNDS FOR
         THE YEAR ENDED JULY 31, 1996........................................................................... 87

FINANCIAL STATEMENTS FOR  HIGHMARK  FUNDS FOR
         THE PERIODS ENDED JULY 31, 1996........................................................................ 88



                       STATEMENT OF ADDITIONAL INFORMATION


                                 HIGHMARK FUNDS


         HighMark Funds ("HighMark") is a diversified, open-end management investment company. HighMark presently consists of sixteen series of Shares, representing units of beneficial interest in the HighMark Growth Fund, the HighMark Income Equity Fund, the HighMark Balanced Fund, the HighMark Value Momentum Fund, the HighMark Blue Chip Growth Fund, the HighMark Emerging Growth Fund, the HighMark International Equity Fund, the HighMark Bond Fund, the HighMark Intermediate-Term Bond Fund, the HighMark Government Securities Fund, the HighMark Convertible Securities Fund, the HighMark California Intermediate Tax-Free Bond Fund, the HighMark Diversified Money Market Fund, the HighMark U.S. Government Money Market Fund, the HighMark 100% U.S. Treasury Money Market Fund, and the HighMark California Tax-Free Money Market Fund. As of the date hereof, the HighMark Value Momentum Fund, the HighMark Blue Chip Growth Fund, the HighMark Emerging Growth Fund, the HighMark International Equity Fund, the HighMark Intermediate-Term Bond Fund, the HighMark Convertible Securities Fund, the HighMark Government Securities Fund, and the HighMark California Intermediate Tax-Free Bond Fund have not yet commenced operations in HighMark. The HighMark Balanced Fund commenced operations on November 14, 1993 and the HighMark Growth Fund commenced operations on November 18, 1993. The HighMark Income Equity Fund and the HighMark Bond Fund commenced operations on June 23, 1988 as a result of the reorganization of the Income Equity Portfolio and the Bond Portfolio, respectively, of the IRA Collective Investment Fund (the "IRA Fund") described under "Additional Information - The Reorganization of the IRA Fund and HighMark" below. The HighMark Diversified Money Market Fund, the HighMark U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund commenced operations on August 10, 1987. The HighMark California Tax-Free Money Market Fund commenced operations on August 11, 1987.

         As described in the Prospectuses, selected Funds of HighMark have been divided into two classes of Shares (designated Retail Shares and Fiduciary Shares) for purposes of HighMark's Distribution and Shareholder Services Plans (the "Distribution Plans"), which Distribution Plans apply only to such Funds' Retail Shares. Retail Shares and Fiduciary Shares are sometimes herein referred to collectively as "Shares".

         The Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund are sometimes herein referred to as the "Money Market Funds." The Growth, Income Equity, Balanced, Value Momentum, Blue Chip Growth, Emerging Growth, and International Equity Funds are sometimes referred to herein as the "Equity Funds." The

Bond, Intermediate-Term Bond, Government Securities, Convertible Securities, and California Intermediate Tax-Free Bond Funds are sometimes referred to herein as the "Fixed Income Funds." The Income Equity Portfolio and the Bond Portfolio of the IRA Fund (which were reorganized into HighMark's Funds as described above) are sometimes referred to herein as the "IRA Fund Portfolios."


         Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES


         The following policies supplement the investment objectives and policies of each Fund of HighMark as set forth in the respective Prospectus for that Fund.



                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS


          1. Bank Instruments. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund) may invest in bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).


         Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major
Canadian banks. All investments in
certificates of deposit and time deposits will be limited to those (a) of domestic and foreignbanks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured in full by the Federal Deposit Insurance Corporation.

         There is no limitation on the Diversified Money Market Fund's ability to invest in domestic certificates of deposit , bankers' acceptances or other bank instruments in connection with the Fund's fundamental investment restriction governing concentration in the securities of one or more issuers conducting their principal business activities in the same industry. For purposes of this exception to the Fund's fundamental investment restriction, domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of foreign banks to the extent permitted by the rules and regulations of the Securities and Exchange Commission staff. These rules and regulations currently permit U.S. branches of foreign banks to be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

         2. Commercial Paper and Variable Amount Master Demand Notes. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market
Fund) may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.


         Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.


         3. Loan Participations. As indicated in the Money Market Funds' Prospectus, the Diversified Money Market Fund may invest in loan participations pursuant to which the Fund acquires a portion of a bank or other lending institution's interest in a secured or unsecured loan to a corporate borrower. Although the Fund's ability to receive payments of principal and interest in connection with a particular loan participation is primarily dependent on the financial condition of the underlying borrower, the lending institution or bank may provide assistance in collecting interest and principal from the borrower and in enforcing its rights against the borrower in the event of a default. Loans in which the Fund may purchase loan participations may be made to finance a variety of corporate purposes, but will not be made to finance highly leveraged activities such as "leveraged buy-outs." Loan participations will be subject to the Fund's non fundamental limitation governing investments in "illiquid" securities. See "Investment Restrictions" below.

         4. Lending of Portfolio Securities. In order to generate additional income, each Fund (other than the California Tax-Free Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by Pacific Alliance Capital Management (the "Advisor"), and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. A Fund (other than the California Tax-Free Money Market Fund) may lend portfolio securities in an amount representing up to 331/3% of the value of the Fund's total assets.

          5. Repurchase Agreements. Securities held by each Fund (other than the 100% U.S. Treasury Money Market Fund) may be subject to repurchase agreements. As a matter of non fundamental policy, the California Tax-Free Money Market Fund intends to limit investments in repurchase agreements to no more than 5% of the value of its total assets.

         Under the terms of a repurchase agreement, a Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and from registered broker-dealers that the Advisor deems creditworthy under guidelines approved by HighMark's Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest) and the Custodian, with oversight by the Advisor, will monitor the collateral's value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

         If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark's Board of Trustees believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         6. Reverse Repurchase Agreements. Each Fund (other than the 100% U.S. Treasury Money Market Fund) may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         7. U.S. Government Obligations. With the exception of the 100% U.S. Treasury Money Market Fund, which may invest only in direct U.S. Treasury obligations, each Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         For information concerning mortgage-related securities issued by certain agencies or instrumentalities of the U.S. Government, see
"Mortgage-Related Securities" below.


         8. Mortgage-Related Securities. As indicated in the Money Market Funds' Prospectus, the Diversified Money Market Fund and the U.S. Government Money Market Fund may each invest in mortgage-related securities issued by the Government National Mortgage Association ("GNMA") representing GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"). The Fixed Income Funds and the Balanced Fund may also, consistent with each such Fund's investment objective and policies, invest in Ginnie Maes and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or, those issued by nongovernmental entities. In addition, the Fixed Income Funds and the Balanced Fund may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").


         Mortgage-related securities represent interests in pools of mortgage loans assembled for sale to investors. Mortgage-related securities may be assembled and sold by certain governmental agencies and may also be assembled and sold by nongovernmental entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. As noted above, Ginnie Maes are issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban

Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. Treasury. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


          CMOs in which the Fixed Income Funds and the Balanced Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

          REMICs in which the Fixed Income Funds and the Balanced Fund may invest are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

          9. Adjustable Rate Notes. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund) may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. For Money Market Fund purposes, a variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund's non fundamental 15% (10% in the case of the Money Market Funds) limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "Investment Restrictions" below.

          Maturities for variable and adjustable rate notes held in the Money Market Funds will be calculated in compliance with the provisions of Rule 2a-7, as it may be amended from time to time.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding 397 days and upon not more than thirty days' notice.

         10. Municipal Securities. As defined in the Prospectuses, under normal market conditions, at least 80% of the total assets of the California Tax-Free Money Market Fund and 80% of the total assets of the California Intermediate Tax-Free Bond Fund will be invested in Municipal Securities, the interest on which is both excluded from gross income for federal income tax and California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The California Intermediate Tax-Free Bond Fund invests in Municipal Securities of varying maturities, which are rated in one of the four highest rating categories by at least one nationally recognized statistical organization ("NRSRO") or are determined by the Advisor to be of comparable quality. The California Tax-Free Money Market Fund invests only in Municipal Securities with remaining maturities of 397 days or less, and which, at the time of purchase, possess the highest short-term rating from at least one NRSRO or are determined by the Advisor to be of comparable quality.


         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and public entities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is (i) excluded from gross income for federal income tax purposes and (ii) not treated as a preference item for individuals for purposes of the federal alternative minimum tax.


         As described in the Prospectuses, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. In general, only general obligation bonds are backed by the full faith and credit and general taxing power of the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the Municipal Securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality; Municipal Securities with the same maturity, interest rate and rating(s) may have different yields while Municipal Securities of the same maturity and interest rate with a different rating(s) may have the same yield.


         An issuer's obligations with respect to its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes or otherwise raise revenues. Certain of the Municipal Securities may be revenue securities and dependent on the flow of revenue, generally in the form of fees and charges. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions, including a decline in property value or a destruction of uninsured property due to natural disasters.


         In addition, in accordance with its investment objective, each Fund may invest in private activity bonds, which may constitute Municipal Securities depending upon the federal income tax treatment of such bonds. Such bonds are usually revenue bonds because the source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy and similar debtor's rights, as well as other exceptions similar to those described above. Moreover, the Funds may invest in obligations secured in whole or in part by a mortgage or deed of trust on real property located in California that are subject to the "anti-deficiency" legislation discussed below.

         The Funds may also invest indirectly in Municipal Securities by purchasing the shares of tax-exempt money market mutual funds. Such investments will be made solely for the purpose of investing short-term cash on a temporary tax-exempt basis and only in those funds with respect to which the Advisor believes with a high degree of certainty that redemption can be effected within seven days of demand. Additional limitations on investments by the Funds in the shares of other tax-exempt money market mutual funds are set forth under "Investment Restrictions" below.

         Certain Municipal Securities in the Funds may be obligations that are payable solely from the revenues of health care institutions, although the obligations may be secured by real or personal property of such institutions. Certain provisions under federal and California law may adversely affect such revenues and, consequently, payment on those Municipal Securities.

         Certain Municipal Securities in which the Funds may invest may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. California has certain statutory provisions that limit the remedies of a creditor secured by a mortgage or deed of trust. Two of the provisions limit a creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. A third statutory provision, commonly known as the "single action" rule, has two aspects, an "affirmative defense aspect" and a "sanction aspect." The "affirmative defense" aspect limits creditors secured by real property to a single legal action for recovery of their debt, and that single action must be a judicial foreclosure action against their real property security. Under the "sanction" aspect, if the real estate-secured creditor proceeds by legal action other than judicial foreclosure, the creditor loses its lien on the real property security and, in some instances, the right to recover its debt. Another statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale.

         Upon the default under a mortgage or deed of trust with respect to California real property, a creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to certain procedural requirements whereby the effective minimum period for foreclosing on a mortgage or deed of trust is generally four to five months after the initial default and such foreclosure could be further delayed by bankruptcy proceedings initiated by the debtor. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations. Following a creditor's non-judicial foreclosure under a power of sale, no deficiency judgment is available. This limitation, however, does not apply to bonds authorized or permitted to be issued by the Commissioner of Corporations, or which are made by a public utility subject to the Public Utilities Act.


         Certain Municipal Securities in the Funds may be obligations that finance the acquisition of mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from home mortgages and are subject to California's statutory limitations applicable to obligations secured by real property, as described above. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a dwelling of no more than four units, at least one of which is occupied by such a mortgagor, where the dwelling has been purchased with the loan that is secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure. In the event that this purchase money anti-deficiency rule applies to a loan secured by a mortgage or deed of trust, and the value of the property subject to that mortgage or deed of trust has been substantially reduced because of market forces or by an earthquake or other event for which the mortgagor or trustor carried no insurance, upon default, the issuer holding that loan nevertheless would be entitled to collect no more on its loan than it could obtain from the foreclosure sale of the property.

         Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on Municipal Securities issued by the State of California and its local governments and held by investment companies such as the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The Funds can not predict what legislation relating to Municipal Securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Securities generally, as well as the availability of Municipal Securities issued by the State of California and its local governments specifically, for investment by the Funds and the liquidity and value of their portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution. See "Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund" below.

          11. Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The following information is a general summary intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California.

         Because each Fund expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.


         From mid-1990 to late 1993, California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction sectors). The greatest effects of the recession were felt in Southern California. While a steady recovery has been underway since 1994, pre-recession employment levels are not expected to be reached until later in the decade.


         The recession severely affected State revenues while the State's health, welfare and education costs were increasing. The State's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives.

         During the recession that began in 1990, the State depleted its available cash resources and became increasingly dependent on external borrowings to meet its cash needs. For over a decade, California has issued revenue anticipation notes (which must be issued and repaid during the same fiscal year) to fund its operating budget during the fiscal year. Beginning in 1992, the State expanded its external borrowing to include revenue anticipation warrants (which can be issued and redeemed in different fiscal years). The State was severely criticized by the major credit rating agencies for the State's reliance upon such external borrowings during the recession. In 1996, the State fully repaid $4 billion of revenue anticipation warrants issued in 1994. The State anticipates that it will not need to use such "cross-year" borrowing during the 1996-97 fiscal year. It is not presently possible, however, to determine the extent to which California will issue additional revenue anticipation warrants, short-term interest-bearing notes or other instruments in future fiscal years.

         Certain of the securities in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIII A of the California Constitution, adopted by the voters in 1978, limits ad valorem taxes on real property, and restricts the ability of taxing entities to increase real property and other taxes. Constitutional challenges to Article XIII A to date have been unsuccessful.

         Article XIII B of the California Constitution limits significantly spending by state government and by "local governments". Article XIII B generally limits the amount of the appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population, and the services that the government entity is financially responsible for providing. To the extent that the"proceeds of taxes" of the State or a local government exceed its "appropriations limit," the excess revenues must be rebated. One of the exclusions from these limitations for any entity of government is the debt service costs of bonds existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. Although Article XIII B states that it shall not "be construed to impair the ability of the state or of any local government to meet its obligations with respect to existing or future bonded indebtedness," concern has been expressed with respect to the combined effect of such constitutionally imposed spending limits on the ability of California state and local governments to utilize bond financing.

         Article XIII B was modified substantially by Propositions 98 and 111 of 1988 and 1990, respectively. These initiatives changed the State's Article XIII B appropriations limit to require that the State set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools as well as community colleges. Such guaranteed spending is often cited as one of the causes of the State's recurring budget problems.

         The effect of Article XIII A, Article XIII B and other constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected).


         There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at that time; the major rating agencies considered the rollover a default. The Orange County bankruptcy and such default have had a serious effect upon the market for California municipal obligations.


         Reductions in federal funding may adversely affect the State and municipal economies. Welfare reform enacted in 1996 is expected to result in the loss of approximately $6.8 billion in federal assistance available to the State over the next six years; $5.8 billion of this amount relates to assistance for resident noncitizens.


         In addition, it is impossible to predict the time, magnitude, or location of a natural catastrophe, such as a major earthquake, or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.


         The Funds' concentration in California Municipal Securities provides a greater level of risk than funds that are diversified across numerous states and municipal entities.

          12. Puts. The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may acquire "puts" with respect to the Municipal Securities held in their respective portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. These Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.


         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.


         Puts may be acquired by a Fund to facilitate the liquidity of the Fund's portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Under certain circumstances, puts may be used to shorten the maturity of underlying adjustable rate notes for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the California Tax-Free Money Market Fund's assets pursuant to Rule 2a-7 under the 1940 Act.

         The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         13. Shares of Mutual Funds. Each of the California Tax-Free Money Market Fund, the Fixed Income Funds and the Equity Funds may invest up to 5% of its total assets in the shares of any one investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies. In accordance with an exemptive order issued to HighMark by the Securities and Exchange Commission, such other registered investment companies securities may include shares of a money market fund of HighMark, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor or provides other services. Because other investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its advisory fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.

         Investments by the California Tax-Free Money Market Fund in the shares of other tax-exempt money market mutual funds are described under "Municipal Securities" above.

         14. When-Issued Securities and Forward Commitments. Each Fund may enter into forward commitments or purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis may increase the risk of fluctuations in a Fund's net asset value.

         When a Fund agrees to purchase securities on a "when-issued" basis or enter into forward commitments, HighMark's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment.

         The Funds expect that commitments to enter into forward commitments or purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event any Fund exceeded this 25% threshold, the Fund's liquidity and the Advisor's ability to manage it might be adversely affected. In addition, the Funds do not intend to purchase "when-issued" securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of such Fund's investment objective.

          15. Zero-Coupon Securities. Consistent with its objectives, a Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accreted. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result


         16. Options (Puts and Calls) on Securities. Each Equity Fund may buy and sell options (puts and calls), and write call options on a covered basis.

         17. Covered Call Writing. Each Equity Fund may write covered call options from time to time on such portion of its assets, without limit, as the Advisor determines is appropriate in seeking to obtain its investment objective. A Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option's strike price. Unless a closing purchase transaction is effected the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         18. Purchasing Call Options. The Equity Funds may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Funds may sell, exercise or close out positions as the Advisor deems appropriate.

         19. Purchasing Put Options. Each Equity Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         20. Options in Stock Indices. The Equity Funds may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange and London Stock Exchange.

         A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.


         A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund's total assets.

         21. Risk Factors in Options Transactions. The successful use of options strategies depends on the ability of the Advisor or, where applicable, the Sub-Advisor to forecast interest rate and market movements correctly.

         When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when the Advisor or, where applicable, the Sub-Advisor deems it desirable to do so. Although a Fund will take an option position only if its Advisor or, where applicable, the Sub-Advisor believes there is liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

         22. Futures Contracts on Securities and Related Otpions. A Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of a Fund.

         23. Futures Contracts on Securities. A Fund will enter into futures contracts on securities only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

         A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission
(CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. A Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

         24. Options on Securities' Futures Contracts. A Fund will enter into written options on securities' futures contracts only when in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. A Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of a Fund's total assets.

         25. Risk of Transactions in Securities' Futures Contracts and Related Options. Successful use of securities' futures contracts by a Fund is subject to the ability of the Advisor or, where applicable, the Sub-Advisor to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         26. Index Futures Contracts. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. A Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.

         An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When a Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

         A Fund's ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund's inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when a Fund purchases an index futures contract, it will collateralize its position by depositing an amount of cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund's custodian. Collateral equal to the current market value of the index futures position will be maintained only a daily basis.

         The extent to which a Fund may enter into transactions involving index futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Funds' intention to qualify as such.

         27. Options on Index Futures Contracts. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         28. U.S. Dollar Denominated Obligations of Securities of Foreign Issuers. Certain of the Funds may invest in U.S. dollar denominated obligations of securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Equity Funds, the Government Securities Fund and Convertible Securities Fund may invest in American Depositary Receipts. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         29. Foreign Currency Transactions. Under normal market conditions, the International Equity Fund may engage in foreign currency exchange transactions to project against uncertainty in the level of future exchange rates. The International Equity Fund expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts ("futures contracts"). The Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and the Fund's ability to engage in hedging and related options transactions may be limited by tax considerations.

         30. Transaction Hedging. When it engages in transaction hedging, the International Equity Fund enters into foreign currency transactions with respect to specific receivables or payables of the International Equity Fund generally arising in connection with the purchase or sale of its portfolio securities. The International Equity Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Although there is no current intention to do so, the International Equity Fund reserves the right to purchase and sell foreign currency futures contracts which are traded in the United States and are subject to regulation by the CFTC.

         For transaction hedging purposes the International Equity Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the International Equity Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the International Equity Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         31. Position Hedging. When it engages in position hedging, the International Equity Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Sub-Advisor expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for the International Equity Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the International Equity Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the International Equity Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         32. Currency Forward and Futures Contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         A futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. The Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

         Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin, as described below.

         33. General Characteristics of Currency Futures Contracts. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the International Equity Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the International Equity Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

         When the International Equity Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the International Equity Fund, and the International Equity Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         34. Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Fund's Sub-Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market, and thus may not reflect relatively smaller transactions (less than $1 million), where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

         35. Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, the do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to an International Equity Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         36. Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market as SPDRs are listed on the American Stock Exchange.

         The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

         37.  High Yield Securities

         The Convertible Securities Fund may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

         The high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Convertible Securities Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Convertible Securities Fund's net asset value.

         Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Convertible Securities Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Convertible Securities Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Convertible Securities Fund's investment portfolio and increasing the exposure of the Convertible Securities Fund to the risks of high yield securities.

         The Convertible Securities Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Convertible Securities Fund's Shareholders.

         38. High Quality Investments with Regard to the Money Market Funds. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by the Advisor to present minimal credit risks under guidelines adopted by HighMark's Board of Trustees.

         With regard to the Diversified Money Market Fund and the California Tax-Free Money Market Fund, investments will be limited to "Eligible Securities" that (i) in the case of the Diversified Money Market Fund, include those obligations that, at the time of purchase, possess the highest short-term rating from at least one NRSRO (the Diversified Money Market Fund may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess a short-term rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees) and

(ii) in the case of the California Tax-Free Money Market Fund, include those obligations that, at the time of purchase, possess one of the two highest short-term ratings by at least one NRSRO or do not possess a short-term rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated obligations eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the Advisor to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Advisor. In applying the above-described investment policies, a security that has not received a short-term rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Advisor to be comparable in priority and security to the obligation selected for purchase by the Fund, or, if not available, the issuer's long-term obligations, but only in accordance with the requirements of Rule 2a-7. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is considered an Eligible Security if it possesses a long-term rating, within the two highest rating categories.

         Eligible Securities include First Tier Securities and Second Tier Securities. First Tier Securities include those that possess at least one rating in the highest category and, if the securities do not possess a rating, those that are determined to be of comparable quality by the Advisor pursuant to guidelines adopted by the Board of Trustees. Second Tier Securities are all other Eligible Securities.

         The Diversified Money Market Fund will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. (This three day "safe harbor" provision will not be applicable to the California Tax-Free Money Market Fund, because single state funds are specifically excluded from this Rule 2a-7 provision.) In addition, the Diversified Money Market Fund may not invest more than 5% of its total assets in Second Tier Securities, with investments in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1.0 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Diversified Money Market Fund's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Diversified Money Market Fund's assets that may be invested in obligations issued or guaranteed by the U.S.

Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

         Under the guidelines adopted by HighMark's Board of Trustees, in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), when in the best interests of the Shareholders, the Advisor may be required to promptly take appropriate action with respect to an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by the Advisor with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         Illiquid Securities. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% (in the case of each of the Money Market Funds, not more than 10%) of its total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). Pursuant to this policy, the Funds may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark and only if the investment would be permitted under applicable state securities laws.

         Restricted Securities. Each Fund has adopted a nonfundamental policy (which may be changed without Shareholder approval) prohibiting the Fund from investing more than 25% of its total assets in restricted securities. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Restricted Securities may be liquid or illiquid. The Advisor will determine the liquidity of restricted securities in accordance with guidelines established by HighMark's Board of Trustees. Restricted securities purchased by the Funds may include Rule 144A securities and commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the 1933 Act (whether or not such paper is a Rule 144A security).

                             INVESTMENT RESTRICTIONS

         Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined below). Except with respect to a Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.


 100% U.S. Treasury Money Market Fund

                  The 100% U.S. Treasury Money Market Fund may not purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury.

Each of the Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund may not:

                  1. Purchase securities on margin (except that, with respect to the Growth Fund, the Income Equity Fund, the Balanced Fund and the Bond Fund only, such Funds may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the investment objectives and policies of such Fund;

                  2. Purchase or sell commodities, commodity contracts (excluding, with respect to the Growth Fund, the Income Equity Fund, the Balanced Fund, and the Bond Fund , options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments by the Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund, and the Diversified Money Market Fund in marketable securities of companies engaged in such activities and investments by the Growth Fund, the Income Equity Fund, the Balanced Fund, and the Bond Fund in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to such Fund's investment objective and policies);


                  3. Invest in any issuer for purposes of exercising control or management;

               4. Purchase or retain securities of any issuer if the officers or Trustees of HighMark or the officers or directors of its investment advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;


               5. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of a Fund's assets; and


The Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund may not:


               1. Buy common stocks or voting securities, or state, municipal or private activity bonds;

               2. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets;

               3. Write or purchase put or call options; or

               4. Invest more than 10% of total assets in the securities of issuers that together with any predecessors have a record of less than three years' continuous operation.


The Growth Fund, the Income Equity Fund, the Balanced Fund, and the Bond Fund may not:

               1. Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets, provided, however, that each of the Funds may purchase securities of a money market fund, if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets; and


The California Tax-Free  Money Market Fund may not:

               1. Purchase or sell real estate; provided, however, that the Fund may, to the extent appropriate to its investment objective, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein;

               2. Purchase securities on margin, make short sales of securities or maintain a short position;

               3.  Underwrite the securities of other issuers;

               4. Purchase securities of companies for the purpose of exercising control or management;

               5. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

               6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration leases or development programs; provided, however, the Fund may, to the extent appropriate to the Fund's investment objective, purchase publicly traded obligations of companies engaging in whole or in part in such activities;

               7. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets;

               8. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the

          Fund's total assets at the time of its borrowing. The Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid;

               9. Write or sell puts, calls, straddles, spreads, or combinations thereof, except that the Fund may acquire puts with respect to Municipal Securities in its portfolio and sell the puts in conjunction with a sale of the underlying Municipal Securities;

               10. Acquire a put, if, immediately after the acquisition, more than 5% of the total amortized cost value of the Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to the 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). In applying the above-described limitation, the Fund will aggregate securities subject to puts from any one institution with the Fund's investments, if any, in securities issued or guaranteed by that institution. In addition, for the purpose of this investment restriction and investment restriction No. 11 below, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price;

               11. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after the acquisition, the amortized cost value of the security or securities underlying the put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Fund's assets; and

               12. Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets, provided, however, that the Fund may purchase securities of a tax-exempt money market fund if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

Each of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, the Convertible Securities Fund, and the California Intermediate Tax-Free Bond Fund:

         1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         2. May not concentrate investments in a particular industry or group of industries, or within any one state (except that the limitation as to investments in any one state or its political subdivision shall not apply to the California Intermediate Tax-Free Bond Fund), as concentration is defined under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  The fundamental limitations of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, the Convertible Securities Fund, and the California Intermediate Tax-Free Bond Fund have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies.
         However, the Funds also have adopted nonfundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund's nonfundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.

                  1940 Act Restrictions. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

The following investment limitations of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, the Convertible Securities Fund, and the California Intermediate Tax-Free Bond Fund are nonfundamental policies. Each Fund may not:

          1. Acquire more than 10% of the voting securities of any one issuer. This limitation applies to only 75% of a Fund's assets.

          2.   Invest in companies for the purpose of exercising control.

          3. Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets and except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. To the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

          4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

          5. Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Government Securities Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Value Momentum Fund, the Intermediate-Term Bond Fund and the California Intermediate Tax-Free Bond Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, any Fund may invest in companies which invest in real estate, commodities or commodities contracts.

          6. Make short sales of securities, maintain a short position or purchase securities on margin, except that HighMark may obtain short-term credits as necessary for the clearance of security transactions.

          7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

          8. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

          9. Purchase or retain securities of an issuer if, to the knowledge of HighMark, an officer, trustee, partner or director of HighMark or the Advisor or Sub-Advisors of HighMark owns beneficially more than 1/2 or 1% of the shares or securities or such issuer and all such officers, trustees, partners and directors owning more than 1/2 or 1% of such shares or securities together own more than 5% of such shares or securities.

          10. Invest in interest in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

         Voting Information. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of HighMark or a particular Fund or a particular Class of Shares of HighMark or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark or such Fund or such Class, or (b) 67% or more of the Shares of HighMark or such Fund or such Class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark or such Fund or such Class are represented in person or by proxy.



                               PORTFOLIO TURNOVER


         A Fund's turnover rate is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnover rate with respect to each of the Money Market Funds was zero percent from the commencement of their respective operations to July 31, 1996, and is expected to remain zero percent. For HighMark's fiscal year ended July 31, 1996, the portfolio turnover rate of the Growth Fund was 78.58%, for the Income Equity Fund was 41.51%, for the Balanced Fund was [12.84%] for the equity portion of its portfolio and [_____%] for the fixed income portion of its portfolio, and for the Bond Fund was 20.88%. For HighMark's fiscal year ended July 31, 1995, the portfolio turnover rate of the Growth Fund was 67.91%, for the Income Equity Fund was 36.64%, for the Balanced Fund was [20.70%] for the equity portion of its portfolio and [_____%] for the fixed income portion of its portfolio, and for the Bond Fund was 36.20%. It is currently estimated that the rate of portfolio turnover for each of the Value Momentum, Blue Chip Growth, Emerging Growth, International Equity, Intermediate-Term Bond, Government Securities, Convertible Securities and California Intermediate Tax-Free Bond Funds will not exceed 100%. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares and, in the case of the California Tax-Free Money Market Fund, by requirements that enable them to receive certain favorable tax treatment.

                                    VALUATION


         As disclosed in the Prospectuses, each Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of 1:00 p.m., Pacific Time (4:00 p.m. Eastern Time) (and 10:00 a.m. Pacific Time (1:00 p.m. Eastern Time) in the case of the Money Market Funds) on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days").


Valuation of the Money Market Funds

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates.


          HighMark's Board of Trustees has undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $l.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity of a Fund, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share based on available market quotations.

Valuation of the Equity Funds and the Fixed Income Funds

         Except as noted below, investments by the Equity Funds and the Fixed Income Funds in securities traded on a national exchange (or exchanges) are valued based upon their last sale price on the principal exchange on which such securities are traded. With regard to each such Fund, securities the principal market for which is not a securities exchange are valued based upon the latest bid price in such principal market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of HighMark's Board of Trustees. With the exception of short-term securities as described below, the value of each Fund's investments may be based on valuations provided by a pricing service. Short-term securities (i.e., securities with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates current value.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


          Purchases and redemptions of shares of the Funds may be made on days on which both the New York Stock Exchange and the Federal Reserve wire systems are open for business.

          It is currently HighMark's policy to pay redemptions in cash. HighMark retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds other than the Money Market Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of HighMark during any 90-day period of up to the lesser of $250,000 or 1% of HighMark's net assets.

          HighMark reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. HighMark also reserves the right to suspend sales of Shares of the Funds for any period.

          If a Fund holds portfolio securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays, the portfolio will trade and the net assets of the Fund's redeemable securities may be significantly affected on days when the investor has no access to the Fund.


Additional Federal Tax Information

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; (c) each year distribute at least 90% of its dividends, interest (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (d) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. The 30% of gross income test described above may restrict a Fund's ability to sell certain assets held (or considered under Code rules to have been held) for less than three months.


         If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.


         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its capital gain net income for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.


         Any dividend declared by a Fund to Shareholders of record on a date in October, November or December generally is deemed to have been received by its Shareholders on December 31 of such year (and paid by the Fund on or before such time) provided that the dividend actually is paid during January of the following year.

         If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

         Under the 30% of gross income test described above, a Fund will be restricted in selling assets held or considered to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain Fund assets to be treated as held for less than three months.

         Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

         A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.


         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his or her tax return payments of interest or dividends.




         The foregoing discussion and the one below regarding the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund under "Federal Taxation" is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Funds' Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Funds' Shares are urged to consult their tax advisors with specific reference to their own tax situation. Foreign Shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

Additional Tax Information Concerning The California Tax-Free Money Market Fund and The California Intermediate Tax-Free Bond Fund

         Federal Taxation. As indicated in their respective Prospectuses, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund are designed to provide individual Shareholders with current tax-exempt interest income. None of these Funds is intended to constitute a balanced investment program or is designed for investors seeking capital appreciation. Nor are the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt, and such dividends would ultimately be taxable to the beneficiaries when distributed to them.

         The Code permits a regulated investment company that invests at least 50% of its total assets in tax-free Municipal Securities to pass through to its investors, tax-free, net Municipal Securities interest income to the extent such interest would be exempt if earned directly. Because the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund intend to be qualified to pay such exempt-interest dividends, these Funds will be limited in their ability to enter into taxable transactions, such as forward commitments, repurchase agreements, securities lending transactions, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets. The policy of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund is to pay each year as dividends substantially all of such Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof derived from interest excludable from gross income and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of such Fund's taxable year, but the aggregate of such dividends may not exceed the net Municipal Securities interest received by the Fund during the taxable year. In the case of each of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund the percentage of the dividends paid for any taxable year that qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends during such year, regardless of the period for which the Shares were held.

         Exempt-interest dividends may be treated by Shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund as items of interest excludable from their gross income under Section 103(a) of the Code. However, each such Shareholder is advised to consult his or her tax advisor with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such Shareholder were treated as a "substantial user" or a "related person" to such user under Section 147(a) with respect to facilities financed through any of the tax-exempt obligations held by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund.

         The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will distribute substantially all of any investment company taxable income for each taxable year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Distributions of such income will be taxable to Shareholders as ordinary income. The dividends-received deduction for corporations is not expected to apply to such distributions.

         Distribution of the excess of the California Tax-Free Money Market Fund's and the California Intermediate Tax-Free Bond Fund's net long-term capital gain (if any) over its net short-term capital loss will be taxable to the Fund's Shareholders as a long-term capital gain in the year in which received, regardless of how long a time the Shareholder held the Fund's Shares and such distributions will not be eligible for the dividends received deduction. If a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received a capital gain dividend on the Shares.


         Shareholders receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund).


         Like the other Funds, if for any taxable year the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund's taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to Shareholders), and Municipal Securities interest income, although not taxable to the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund would be taxable to Shareholders when distributed as dividends.

         Depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be subject to the tax laws of such states or localities. For a summary of certain California tax considerations affecting the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund, see "California Taxation" below.

         As indicated in their Prospectuses, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may acquire rights regarding specified portfolio securities under puts. See "Investment Objectives and Policies - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of each Fund is to limit its acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on such Municipal Securities will be tax-exempt to the Fund. There is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences that may result from the acquisition of many of the types of puts that the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund could acquire under the 1940 Act. Therefore, although they will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the relevant Fund.

         California Taxation. Under existing California law, if the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund continue to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of each such Fund's taxable year at least 50% of the value of that Fund's assets consists of obligations that, if held by an individual, would pay interest exempt from California taxation ("California Exempt-Interest Securities"), Shareholders of that Fund will be able to exclude from income, for California personal income tax purposes, "California exempt-interest dividends" received from that Fund during that taxable year. A "California exempt-interest dividend" is any dividend or portion thereof of the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund not exceeding the interest received by the Fund during the taxable year on obligations that, if held by an individual, would pay interest exempt from California taxation (less direct and allocated expenses, which includes amortization of acquisition premium) and so designated by written notice to Shareholders within 60 days after the close of that taxable year.

         Distributions, other than of "California exempt-interest dividends," by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund to California residents will be subject to California personal income taxation. Gains realized by California residents from a redemption or sale of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will also be subject to California personal income taxation. In general, California nonresidents, other than certain dealers, will not be subject to California personal income taxation on distributions by, or on gains from the redemption or sale of, Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund unless those Shares have acquired a California "business situs." (Such California nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence.) Short-term capital losses realized by shareholders from a redemption of shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund within six months from the date of their purchase will not be allowed for California personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for California personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund for any taxable year of a Shareholder during which the Fund distributes "California exempt-interest dividends."


         A statement setting forth the amount of "California exempt-interest dividends" distributed during each calendar year will be sent to Shareholders annually.


         The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. This summary does not describe the California tax treatment of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund, in addition, no attempt has been made to present a detailed explanation of the California personal income tax treatment of the Fund's Shareholders. Accordingly, this discussion is not intended as a substitute for careful planning. Further, "California exempt-interest dividends" are excludable from income for California personal income tax purposes only. Any dividends paid to Shareholders subject to California corporate franchise tax will be taxed as ordinary dividends to such Shareholders, notwithstanding that all or a portion of such dividends is exempt from California personal income tax. Accordingly, potential investors in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and as to their own California tax situation, in general.

Foreign Taxes

         Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If a Fund meets the Distribution Requirement and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service that will enable Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the election, the

Fund will treat those taxes as dividends paid to its Shareholders. Each Shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the Shareholder had paid the foreign tax directly. The Shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the Shareholder's federal income tax. If a Fund makes the election, it will report annually to its Shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.


                             MANAGEMENT OF HIGHMARK


Trustees and Officers


         Overall responsibility for management of each Fund rests with the Trustees of HighMark, who are elected by HighMark's Shareholders. There are currently four Trustees, all of whom are not "interested persons" of HighMark within the meaning of that term under the 1940 Act.

         The Trustees, in turn, elect the officers of HighMark to supervise actively its day-to-day operations.

         The Trustees and officers of HighMark, their addresses and principal occupations during the past five years are set forth below.


                              Position(s) Held                      Principal Occupation
Name and Address              With HighMark                         During Past 5 Years
----------------              -------------                         -------------------
Thomas L. Braje               Trustee                               Retired October, 1996.
100 Alfred Nobel Drive                                              Prior to October 1996,
Hercules, CA 94517                                                  Vice President and Chief
                                                                    Financial Officer of Bio
                                                                    Rad Laboratories, Inc.

David A. Goldfarb             Trustee                               Partner, Goldfarb &
111 Pine Street                                                     Simens, Certified Public
18th Floor                                                          Accountants.
San Francisco, CA 94105

Joseph C. Jaeger              Trustee                               Senior Vice President and
100 First Street                                                    Chief Financial Officer,
San Francisco, CA 94105                                             Delta Dental Plan of
                                                                    California.

Frederick J. Long             Trustee                               President and Chief
520 Pike Street                                                     Executive Officer,
20th Floor                                                          Pettit-Morry Co. and
Seattle, WA 98101                                                   Acordia Northwest Inc.
                                                                    (each and insurance
                                                                    brokerage firm).

David G. Lee                  President and Chief                   Senior Vice President of
680 East Swedesford Road      Executive Officer                     Administrator and
Wayne, PA 19087                                                     Distributor, employee since
                                                                    1993.  Prior to 1993,
                                                                    President for GW Sierra
                                                                    Trust Funds before 1991.

Robert DellaCroce             Controller and Assistant              CPA, Director of Fund
680 East Swedesford Road      Secretary                             Resources, employee since
Wayne, PA 19087                                                     1994.  Prior to 1994, senior
                                                                    manager for Arthur
                                                                    Andersen.



Kevin P. Robins              Vice President and Assistant        Employee since 1992. Prior
680 East Swedesford Road     Secretary; Senior Vice              to 1992, associate with
Wayne, PA 19087              President, General Counsel          Morgan Lewis & Bockius
                             and Secretary                       since 1988.

Kathryn L. Stanton           Vice President and Assistant        Employee since 1994.  Prior
680 East Swedesford Road     Secretary; Secretary                to 1992, associate with
Wayne, PA 19087                                                  Morgan Lewis & Bockius
                                                                 since 1988.

Sandra K. Orlow              Vice President and Assistant        Employee since 1983.
680 East Swedesford Road     Secretary
Wayne, PA 19087

Todd Cipperman               Vice President and Assistant        Employee since 1995.  From
680 East Swedesford Road     Secretary.                          1994 to May 1995, associate
Wayne, PA 19087                                                  with Dewey Ballantine.
                                                                 Prior to 1994, associate with
                                                                 Winston & Strawn.



Barbara A. Nugent            Vice President and Assistant        Employee since 1996.  Prior
680 East Swedesford Road     Secretary.                          to April 1996, associate with
Wayne, PA 19087                                                  Drinker, Biddle & Reath
                                                                 from 1994 to 1996.  Prior to
                                                                 1996, Assistant Vice
                                                                 President/Administration for
                                                                 Delaware Service Company,
                                                                 Inc. from 1992 to 1993 and
                                                                 Assistant Vice-Operations of
                                                                 Delaware Service Company,
                                                                 Inc. from 1988 to 1992.

Marc H. Cahn                 Vice President and Assistant        Employee since 1996.  Prior
680 East Swedesford Road     Secretary                           to May 1996, Associate
Wayne, PA 19087                                                  General Counsel for
                                                                 Barclays Bank PLC from
                                                                 May 1995 to May 1996.
                                                                 Prior to 1996, ERISA
                                                                 counsel for First Fidelity
                                                                 Bancorporation from 1994 to
                                                                 1995.  Prior to 1994,
                                                                 Associate with Morgan
                                                                 Lewis & Bockius from 1989
                                                                 to 1994.



     The Trustees of HighMark receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of SEI Fund Resources and/or SEI Financial Services Company receives any compensation directly from HighMark for serving as a Trustee and/or officer. SEI Fund Resources and/or SEI Financial Services Company receive administration, fund accounting servicing and distribution fees from each of HighMark's Funds. See "Manager and Administrator" and "Distributor" below. Messrs. Robins, Cipperman, Cahn, DellaCroce, and Lee, and Ms. Stanton, Ms. Orlow, and Ms. Nugent are employees and officers of SEI Investments Company. While SEI Fund Resources is a distinct legal entity from SEI Financial Services Company, SEI Fund Resources is considered to be an affiliated person of SEI Financial Services Company under the 1940 Act due to, among other things, the fact that SEI Financial Services Company and SEI Fund Resources are both controlled by the same ultimate parent company, SEI Investments Company.

         During the fiscal year ended July 31, 1996, fees paid to the disinterested Trustees for their services as Trustees aggregated $36,000. For the disinterested Trustees, the following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 1996:



                (1)                (2)                      (3)                   (4)                   (5)
              Name of           Aggregate               Pension or         Estimated Annual     Total Compensation
              Trustee         Compensation              Retirement           Benefits Upon           from Fund
                               from Group            Benefits Accrued         Retirement          Complex Paid to
                                                            as                                       Trustees
                                                       Part of Fund
                                                         Expenses
              -------         ------------           ----------------      ----------------     ------------------


Thomas L. Braje                   $9,000                    None                  None               $9,000
David A. Goldfarb                 $9,000                    None                  None               $9,000
Joseph C. Jaeger                  $9,000                    None                  None               $9,000
Frederick J. Long                 $9,000                    None                  None               $9,000


Investment  Advisor

         Investment advisory and management services are provided to each of HighMark's Funds by Pacific Alliance Capital Management, formerly MERUS-UCA Capital Management (the "Advisor"), pursuant to an investment advisory agreement between Union Bank of California and HighMark dated as of April 1, 1996 (the "Investment Advisory Agreement"). Union Bank of California serves as custodian for each of HighMark's Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below. Union Bank of California also serves as sub-administrator to each of HighMark's Funds pursuant to an agreement with SEI Fund Resources. See "Manager and Administrator" below.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each particular Fund from year to year if such continuance is approved at least annually by HighMark's Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under General Information - Miscellaneous in the Prospectuses), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by Union Bank of California. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that Union Bank of California will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark in connection with the Advisor's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by the Advisor of its duties and obligations thereunder.


         On April 1, 1996, the Bank of California, N.A., HighMark's then-investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of the Bank of California and Union Bank (or its predecessor bank) has been in banking since the early 1900's, and historically, each has had significant investment functions within its trust and investment division. Union Bank of California, N.A. is a subsidiary of UnionBanCal Corporation, a publicly traded corporation, a majority of the shares of which are owned by Bank of Tokyo - Mitsubishi, Limited.

         For the services provided and expenses assumed by the Advisor pursuant to the Investment Advisory Agreement, Union Bank of California is entitled to receive fees from each Fund as described in that Fund's Prospectus. For the fiscal year ended July 31, 1996, Union Bank of California received the following investment advisory fees: $180,047 from the Growth Fund (an additional $182,161 in fees were voluntarily reduced); $1,722,014 from the Income Equity Fund (an additional $33,207 in fees were voluntarily reduced); $187,523 from the Balanced Fund (an additional $160,670 in fees were voluntarily reduced); $277,708 from the Bond Fund (an additional $256,561 in fees were voluntarily reduced); $1,590,719 from the Diversified Money Market Fund; $944,226 from the U.S. Government Money Market Fund; $1,203,300 from the 100% U.S. Treasury Money Market Obligations Fund; and $352,464 from the California Tax Free Money Market Fund (an additional $265,714 in fees were voluntarily reduced). Because the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, the Convertible Securities Fund and the California Intermediate Tax-Free Bond Fund had not commenced operations in HighMark as of July 31, 1996, they paid no investment advisory fees during such fiscal year.

         For the fiscal year ended July 31, 1995, the Bank of California received the following investment advisory fees: $37,349 from the Growth Fund (an additional $158,716 in fees were voluntarily reduced); $1,419,062 from the Income Equity Fund (an additional $11,439 in fees were voluntarily reduced); $83,790 from the Balanced Fund (an additional $168,408 in fees were voluntarily reduced); $271,150 from the Bond Fund (an additional $250,310 in fees were voluntarily reduced); $1,429,494 from the Diversified Money Market Fund; $729,094 from the U.S. Government Money Market Fund; $920,611 from the 100% U.S. Treasury Money Market Fund; and $267,095 from the California Tax Free Money Market Fund (an additional $326,450 in fees were voluntarily reduced).

         For the fiscal year ended July 31, 1994, the Bank of California received the following investment advisory fees: $0 from the Growth Fund (an additional $63,330 in fees were voluntarily reduced); $1,216,590 from the Income Equity Fund (an additional $40,330 in fees were voluntarily reduced); $47,972 from the Balanced Fund (an additional $112,239 in fees were voluntarily reduced); $268,520 from the Bond Fund (an additional $249,371 in fees were voluntarily reduced); $1,471,655 from the Diversified Money Market Fund; $825,406 from the U.S. Government Money Market Fund; $833,971 from the 100% U.S. Treasury Money Market Fund; and $316,744 from the California Tax-Free Money Market Fund (an additional $387,133 in fees were voluntarily reduced).

The Sub-Advisors

         The Advisor and Bank of Tokyo-Mitsubishi Trust Company have entered into a sub-advisory agreement which relates to the Emerging Growth, Blue Chip Growth, Convertible Securities and Government Securities Funds. The Advisor and Tokyo-Mitsubishi Asset Management (UK) Ltd. have entered into a sub-advisory agreement which relates to the International Equity Fund (the Bank of Tokyo-Mitsubishi Trust Company, together with Tokyo-Mitsubishi Asset Management
(UK) Ltd., are hereafter collectively, the "Sub-Advisors").

         Under its sub-advisory agreement, Bank of Tokyo-Mitsubishi Trust Company is entitled to a fee which is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of the Government Securities Fund, .30% of the average daily net assets of the Blue Chip Growth Fund and Convertible Securities Fund and .50% of the average daily net assets of the Emerging Growth Fund. Such fee is paid by the Advisor, and Bank of Tokyo-Mitsubishi Trust Company receives no fees directly from a Fund. Because the Government Securities Fund, the Blue Chip Growth Fund, the Convertible Securities Fund and the Emerging Growth Fund had not commenced operations as of July 31, 1996, Bank of Tokyo-Mitsubishi Trust Company received no sub-advisory fees.

         Bank of Tokyo-Mitsubishi Trust Company operates as a subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. Bank of Tokyo-Mitsubishi Trust Company was established in 1955 and has been providing asset management services since 1965.

         Under its sub-advisory agreement, Tokyo-Mitsubishi Asset Management
(UK), Ltd. is entitled to a fee which is calculated daily and paid monthly at an annual rate of .30% of the average daily net assets of the International Equity Fund. Such a fee is paid by the Advisor, and Tokyo-Mitsubishi Asset Management
(UK), Ltd. receives no fees directly from the International Equity Fund. Because the International Equity Fund had not commenced operations as of July 31, 1996, Tokyo-Mitsubishi Asset Management (UK), Ltd. received no sub-advisory fees.

         Tokyo-Mitsubishi Asset Management (UK), Ltd. operates as a subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. Tokyo-Mitsubishi Asset Management (UK), Ltd was established in 1989.

Portfolio Transactions


         Pursuant to the Investment Advisory Agreement, the Advisor determines, subject to the general supervision of the Board of Trustees of HighMark and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities for the Bond Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, the Convertible Securities Fund, the California Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Growth Fund, the Income Equity Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund and the International Equity Fund will generally involve the payment of a brokerage fee. Portfolio transactions for the Balanced Fund may be principal transactions or involve the payment of brokerage commissions. While the Advisor generally seeks competitive spreads or commissions on behalf of each of the Funds, HighMark may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisor or the Sub-Advisors in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Advisor or the Sub-Advisors may receive orders for transactions by HighMark. Information so received is in addition to and not in lieu of services required to be performed by the Advisor or the Sub-Advisors and does not reduce the advisory fees payable to Union Bank of California by HighMark. Such information may be useful to the Advisor or the Sub-Advisors in serving both HighMark and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor in carrying out its obligations to HighMark.

         Upon adoption by the Board of Trustees of certain procedures pursuant to Rule 17e-1 under the Investment Company Act, HighMark may execute portfolio transactions involving the payment of a brokerage fee through Union Bank of California, SEI Financial Services Company, and their affiliates in accordance with such procedures. HighMark will not acquire portfolio securities issued by, make savings deposits in, or enter repurchase or reverse repurchase agreements with, Union Bank of California, or their affiliates, and will not give preference to correspondents of Union Bank of California with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.


         Investment decisions for each Fund of HighMark are made independently from those for the other Funds or any other investment company or account managed by the Advisor, the Sub-Advisors or Union Bank of California. However, any such other investment company or account may invest in the same securities as HighMark. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Advisor or the Sub-Advisors and Union Bank of California believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisor, or the Sub-Advisors and Union Bank of California may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for HighMark, the Advisor or the Sub-Advisors will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark is a customer of the Advisor, the Sub-Advisors or Union Bank of California, their parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Advisor, the Sub-Advisors and Union Bank of California, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark.

         The following brokerage commissions were paid in the fiscal year ended July 31, 1996: $104,127 by the Growth Fund, $318,261 by the Income Equity Fund, and $13,043 by the Balanced Fund. The following brokerage commissions were paid in the fiscal year ended July 31, 1995: $57,798 by the Growth Fund, $257,339 by the Income Equity Fund, and $10,757 by the Balanced Fund. The following brokerage commissions were paid in the fiscal year ended July 31, 1994: $49,878 by the Growth Fund; $212,350 by the Income Equity Fund; and $30,025 by the Balanced Fund.


Glass-Steagall Act

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governorsof the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complies with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         Union Bank of California believes that the Advisor and the Sub-Advisors possess the legal authority to perform the services for the Funds contemplated by the Investment Advisory Agreement and the Sub-Advisory Agreements and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement and the Sub-Advisory Agreements. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Advisor from continuing to perform such services for HighMark. Depending upon the nature of any changes in the services that could be provided by the Advisor, or the Sub-Advisors, the Board of Trustees of HighMark would review HighMark's relationship with the Advisor and the Sub-Advisors and consider taking all action necessary in the circumstances.

         Should further legislative, judicial or administrative action prohibit or restrict the activities of Union Bank of California, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark's method of operations would affect its net asset value per Share or result in financial losses to any Customer. Administrator and Sub-Administrator

          SEI Fund Resources (the "Administrator") serves as administrator to each of HighMark's Funds pursuant to the administration agreement dated as of February 15, 1997 between HighMark and the Administrator (the "Administration Agreement").

          SEI Fund Resources is a Delaware business trust whose sole beneficiary is SEI Financial Management Corporation. SEI Financial Management Corporation, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne,

Pennsylvania 19087-1658. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other institutional mutual funds: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI International Trust, SEI Institutional Managed Trust, 1784(R) Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, Monitor Funds, FMB Funds, Inc., Turner Funds, ARK Funds, SEI Asset Allocation Trust, and SEI Institutional Investments Trust.

         Pursuant to the Administration Agreement, the Administrator provides the Group with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Group. As described below, the Administrator has delegated part of its responsibilities under the Administration Agreement to Union Bank of California, N.A.

         Through the fiscal year ended July 31, 1996 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS Fund Services") served as HighMark's administrator. For its services as administrator and expenses assumed pursuant to the administration agreement between BISYS Fund Services and HighMark, BISYS Fund Services received a fee from each Fund as described in that Fund's Prospectus. For the fiscal year ended July 31, 1996, BISYS Fund Services earned the following administration fees: $72,337 from the Growth Fund; $520,671 from the Income Equity Fund; $69,581 from the Balanced Fund; $80,226 from the Bond Fund (an additional $43,205 in fees were voluntarily reduced); $795,393 from the Diversified Money Market Fund; $472,171 from the U.S. Government Money Market Fund; $601,680 from the 100% U.S. Treasury Money Market Fund; and $231,814 from the California Tax-Free Money Market Fund (an additional $77,275 in fees were voluntarily reduced). Because the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, the Convertible Securities Fund and the California Intermediate Tax-Free Bond Fund had not commenced operations as of July 31, 1996, they paid no administration fees during such fiscal year.

         For the fiscal year ended July 31, 1995, BISYS Fund Services earned the following administration fees: $23,444 from the Growth Fund (an additional $15,769 in fees were voluntarily reduced); $423,500 from the Income Equity Fund; $50,440 from the Balanced Fund; $78,332 from the Bond Fund (an additional $42,155 in fees were voluntarily reduced); $71,474 from the Diversified Money Market Fund; $364,547 from the U.S. Government Money Market Fund; $460,306 from the 100% U.S. Treasury Money Market Fund; and

$222,580 from the California Tax-Free Money Market Fund (an additional $74,193 in fees were voluntarily reduced).

         For the fiscal year ended July 31, 1994, BISYS Fund Services earned the following administration fees: $0 from the Growth Fund (an additional $12,666 in fees were voluntarily reduced); $349,213 from the Income Equity Fund (an additional $16,429 in fees were voluntarily reduced); $24,823 from the Balanced Fund (an additional $7,219 in fees were voluntarily reduced); $77,570 from the Bond Fund (an additional $41,725 in fees were voluntarily reduced); $735,828 from the Diversified Money Market Fund; $412,703 from the U.S. Government Money Market Fund; $416,985 from the 100% U.S. Treasury Money Market Fund; and $263,954 from the California Tax-Free Money Market Fund (an additional $87,985 in fees were voluntarily reduced).

         The Administration Agreement became effective on February 15, 1997, unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement, as amended, will continue in effect until July 31, 1999. The Administration Agreement thereafter shall be renewed automatically for successive annual terms. The Administration Agreement is terminable at any time with respect to a particular Fund or HighMark as a whole by either party without penalty for any reason upon 90 days' written notice by the party effecting such termination to the other party.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by HighMark in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

         The Administration Agreement permits the Administrator to subcontract its services thereunder, provided that the Administrator will not be relieved of its obligations under the Administration Agreement by the appointment of a subcontractor and the Administrator shall be responsible to HighMark for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Fund resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties. Pursuant to a sub-administration agreement between the Administrator and Union Bank of California, N.A., Union Bank of California, N.A. will perform services which may include clerical, bookkeeping, accounting, stenographic and administrative services, for which it will receive a fee, paid by the Administrator, at the annual rate of up to 0.05% of each Fund's average daily net assets.

Shareholder Services Plan


          HighMark has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which a Fund is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include Bank of Tokyo-Mitsubishi, Ltd., Union Bank of California, N.A., or their respective affiliates, that agree to provide certain shareholder support services for their customers or account holders (collectively, "customers") who are the beneficial or record owners of Shares of a Fund. In consideration for such services, a Service Provider is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of Shares of a Fund.

         The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of a Fund.

         As authorized by the Services Plan, HighMark may enter into a Servicing Agreement with a Service Provider pursuant to which the Service Provider has agreed to provide certain shareholder support services in connection with Shares of one or more of HighMark's Funds. Such shareholder support services may include, but are not limited to, (i) maintaining Shareholder accounts; (ii) providing information periodically to Shareholders showing their positions in Shares; (iii) arranging for bank wires; (iv) responding to Shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from Shareholders concerning their investments in Shares; (vi) forwarding Shareholder communications from HighMark (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Shareholders; (vii) processing purchase, exchange and redemption requests from Shareholders and placing such orders with HighMark or its service providers; (viii) assisting Shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by Shareholders; (x) processing dividend payments from HighMark on behalf of the Shareholders; and
(xi) providing such other similar services as HighMark may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Expenses

          HighMark's service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of Union Bank of California, SEI Fund Resources or SEI Financial Services Company, Securities and Exchange Commission fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by HighMark, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current Shareholders, costs and expenses of Shareholders' and Trustees' reports and meetings and any extraordinary expenses.

Distributor

          SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as distributor to HighMark's Funds pursuant to the distribution agreement dated February 15, 1997 between HighMark and the Distributor (the "Distribution Agreement").


         Unless terminated, the Distribution Agreement will continue in effect until July 31, 1999 and from year to year thereafter if approved at least annually (i) by HighMark's Board of Trustees or by the vote of a majority of the outstanding Shares of HighMark, and (ii) by the vote of a majority of the Trustees of HighMark who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty, on not less than sixty days' notice by HighMark's Board of Trustees, by vote of a majority of the outstanding voting securities of HighMark or by the Distributor. The Distribution Agreement terminates in the event of its assignment, as defined in the 1940 Act.

         The Distribution Plans. The operation and the 0.25% fee payable under HighMark's Distribution Plans to which the Retail Shares of HighMark's Funds are presently subject are described in each such Fund's Prospectus under "SERVICE ARRANGEMENTS -The Distribution Plan." Through the fiscal year ended July 31, 1996, BISYS Fund Services served as HighMark's distributor. For the fiscal year ended July 31, 1996, BISYS Fund Services received in respect of the sale of Retail Shares distribution fees of: $236 in respect of the Growth Fund; $1,166 in respect of the Income Equity Fund, $87 in respect of the Balanced Fund, $183 in respect of the Bond Fund, $672 in respect of the Diversified Money Market Fund, $14,879 in respect of the U.S. Government Money Market Fund, $0 in respect of the 100% U.S. Treasury Money Market Fund, and $0 in respect of the California Tax-Free Money Market Fund. Because the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, the Convertible Securities Fund and the California Intermediate Tax-Free Bond Fund had not commenced operations as of July 31, 1996, they paid no distribution fees during such fiscal year.

         For the fiscal year ended July 31, 1995, BISYS Fund Services received in respect of the sale of Retail Shares distribution fees of: $0 in respect of the Growth Fund; $0 in respect of the Income Equity Fund, $0 in respect of the Balanced Fund, $0 in respect of the Bond Fund, $1,054 in respect of the Diversified Money Market Fund, $1,701 in respect of the U.S. Government Money Market Fund, $0 in respect of the 100% U.S. Treasury Money Market Fund, and $0 in respect of the California Tax-Free Money Market Fund.

         For the fiscal year ended July 31, 1994, BISYS Fund Services received $1,598.65 in distribution fees in respect of the Retail Shares of the Diversified Money Market Fund. No other distribution fees were paid during such fiscal year.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Retail Shares of that Fund. The Distribution Plans may be amended by vote of HighMark's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of that Fund's Retail Shareholders. HighMark's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

         Each Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not interested persons of HighMark (as defined in the 1940 Act) shall be committed to the discretion of such disinterested persons.

Transfer Agent and Custodian  Services

          State Street Bank and Trust Company performs transfer agency services for HighMark's Funds pursuant to a transfer agency and shareholder service agreement with HighMark dated as of February 15, 1997 (the "Transfer Agency Agreement"). As each Fund's transfer agent, State Street Bank and Trust Company processes purchases and redemptions of each Fund's Shares and maintains each Fund's Shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a Shareholders's account.

         Under the Transfer Agency Agreement, HighMark has agreed to pay State Street Bank and Trust Company annual fees at the rate of $18,000 per Retail class/per Fund. The Distributor has agreed to pay State Street Bank and Trust Company annual fees at the rate of $15,000 per Fiduciary class/per Fund. In addition, there will be an annual account maintenance fee of $25.00 per account and IRA Custodial fees totalling $15.00 per account, as well as out-of-pocket expenses as defined in the Transfer Agency Agreement. HighMark intends to charge transfer agency fees across the HighMark Funds as a whole. State Street Bank and Trust Company may periodically voluntarily reduce all or a portion of its transfer agency fee with respect to a Fund to increase the Fund's net income available for distribution as dividends.

         Union Bank of California, N.A. serves as custodian to HighMark's Funds pursuant to a custodian agreement with HighMark dated as of December 23, 1991, as amended (the "Custodian Agreement"). Under the Custodian Agreement, Union Bank of California's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

         Under the Custodian Agreement, HighMark has agreed to pay Union Bank of California a domestic custodian fee with respect to each Fund at an annual rate of .01% of the Fund's average daily net assets, with an annual minimum fee of $2,500 per Fund, plus certain transaction fees. Union Bank of California is also entitled to be reimbursed by HighMark for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on a transaction basis. Union Bank of California may periodically voluntarily reduce all or a portion of its custodian fee with respect to a Fund to increase the Fund's net income available for distribution as dividends.


Auditors


         The financial statements of HighMark for the period ended July 31, 1996, appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.


Legal Counsel


         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, are counsel to HighMark and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

Description of Shares


          HighMark is a Massachusetts business trust. HighMark's Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark's Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark. HighMark presently consists of sixteen series of Shares, representing units of beneficial interest in the Growth Fund, the Income Equity Fund, the Balanced Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Bond Fund, the Intermediate-Term Bond Fund, the Government Securities Fund, the Convertible Securities Fund, the California Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund. As described in the Prospectuses, selected Funds have been divided into two classes of Shares, designated Retail Shares and Fiduciary Shares.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, HighMark's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution. Upon liquidation or dissolution of HighMark, Retail and Fiduciary shareholders are entitled to receive the net assets of the Fund attributable to each class.

         As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by HighMark upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark not readily identified as belonging to a particular Fund that are allocated to that Fund by HighMark's Board of Trustees. Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses of that Fund, and with a share of the general liabilities and expenses of HighMark not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark to particular Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.

         Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of HighMark voting without regard to series.

         Although not governed by Rule 18f-2, Retail Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plan.


Shareholder and Trustee Liability


         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark's Declaration of Trust, as amended, provides that Shareholders shall not be subject to any personal liability for the obligations of HighMark, and that every written agreement, obligation, instrument, or undertaking made by HighMark shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust, as amended, also provides that HighMark shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of HighMark, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which HighMark itself would be unable to meet its obligations.

         The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark's business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.

         The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark shall look solely to the assets of the trust for payment.

The Reorganization of the IRA Fund and  HighMark

         As of June 23, 1988, pursuant to an Agreement and Plan of Reorganization between the IRA Fund, HighMark, and the Bank of California, substantially all of the assets of the IRA Fund's Income Equity Portfolio, and Bond Portfolio were transferred to HighMark's Income Equity Fund, and Bond Fund, respectively, in exchange for such Fund's Shares, and substantially all of the assets of the IRA Fund's Short Term Portfolio were transferred to one or more of HighMark's Money Market Funds in exchange for Shares of such Money Market Fund or Funds. Prior to June 23, 1988, the aggregate total return and average annual total return of the Bond Fund and Income Equity Fund reflect the aggregate total return and average annual total return of the IRA Fund Bond Portfolio and the IRA Fund Income Equity Portfolio, respectively. The IRA Fund Bond Portfolio and the IRA Fund Income Equity Portfolio both received investment advice from the same division of the Bank of California now known as Pacific Alliance Capital Management and had investment objectives, policies and restrictions substantially similar to those of the Bond Fund and the Income Equity Fund, respectively. However, potential investors should be aware that both the nature and amount of fees and expenses of the IRA Fund Bond Portfolio and the Bond Fund and those of the IRA Fund Income Equity Portfolio and the Income Equity Fund differ.


Calculation of Performance Data


         From time to time, articles relating to the performance, rankings, and other investment characteristics of mutual funds and their investment advisors, including HighMark's Funds and the Advisor, may appear in national, regional, and local publications. In particular, some publications may publish their own rankings or performance reviews of mutual funds and their investment advisors, including HighMark's Funds and the Advisor. Various mutual fund or market indices may also serve as a basis for comparison of the performance of HighMark's Funds with other mutual funds or mutual fund portfolios with comparable investment objectives and policies. In addition to the indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, references to or reprints from the following publications may be used in HighMark's promotional literature: IBC/Donoghue's Money

Fund Report, Ibbotson Associates of Chicago, MorningStar, Lipper Analytical Services, Inc., CDA/Wiesenberger Investment Company Services, SEI Financial Services, Callan Associates, Wilshire Associates, MONEY Magazine, Pension and Investment Age, Forbes Magazine, Business Week, American Banker, Fortune Magazine, Institutional Investor, Barron's National Business & Financial Weekly, The Wall Street Journal, New York Times, San Francisco Chronicle and Examiner, Los Angeles Times, U.S.A. Today, Sacramento Bee, Seattle Times, Seattle Daily Journal of Commerce, Seattle Post/Intelligence, Seattle Business Journal, Tacoma New Tribune, Bellevue Journal-American, The Oregonian, Puget Sound Business Journal, Portland Chamber of Commerce and Portland Daily Journal of Commerce/Portland Business Today. Shareholders may call toll free 1-800-433-6884 for current information concerning the performance of each of HighMark's Funds.

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within HighMark; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds. In addition, the California Tax-Free Fund may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

         Based on the seven-day period ended July 31, 1996 (the "base period" for the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax -Free Money Market Fund), the yield of the Diversified Money Market Fund's Retail Shares and Fiduciary Shares was 4.76% and 4.76%, respectively, and the effective yield of the Fund's Retail Shares and Fiduciary Shares was 4.87% and 4.87%, respectively; the yield of the U.S. Government Money Market Fund's Retail Shares and Fiduciary Shares was 4.60% and 4.61%, respectively, and the effective yield of the Fund's Retail Shares and Fiduciary Shares was 4.71% and 4.72%, respectively; the yield of the 100% U.S. Treasury Money Market Fund's Retail Shares and Fiduciary Shares was 4.46% and 4.46% respectively, and the effective yield of the Fund's Retail Shares and Fiduciary Shares was 4.56% and 4.56% respectively; and the yield of the California Tax-Free Money Market Fund's Retail Shares and Fiduciary Shares was 2.71% and 2.71% respectively, and the effective yield of the Fund's Retail Shares and Fiduciary Shares was 2.75% and 2.75%, respectively. The yield of each Fund's Retail Shares and Fiduciary Shares, respectively, was computed by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the Class over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield of each Fund's Retail Shares and Fiduciary Shares, respectively, represents a compounding of the yield of the Class by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

         Based on the thirty-day period ended July 31, 1996, the yield of the Diversified Money Market Fund's Retail Shares and Fiduciary Shares was 4.73% and 4.73% respectively, and the effective yield of the Fund's Retail Shares and Fiduciary Shares was 4.83% and 4.83%, respectively; the yield of the U.S. Government Money Market Fund's Retail Shares and Fiduciary Shares was 4.59% and 4.60%, respectively, and the effective yield of the Fund's Retail Shares and Fiduciary Shares was 4.69% and 4.70%, respectively; the yield of the 100% U.S. Treasury Money Market Fund's Retail Shares and Fiduciary Shares was 4.47% and 4.47%, respectively, and the effective yield of the Fund's Retail Shares and Fiduciary Shares was 4.56% and 4.56%, respectively; and the yield of the California Tax- Free Money Market Fund's Retail Shares and Fiduciary Shares was 2.31% and 2.31%, respectively, and the effective yield of the Fund's Retail Shares and Fiduciary Shares was 2.33% and 2.33%, respectively. The yield of each Fund's Retail Shares and Fiduciary Shares, respectively, was computed by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the Class over the thirty-day period, and multiplying the net change by 365/30 (or approximately twelve months). The effective yield of each Fund's Retail Shares and Fiduciary Shares, respectively, represents a compounding of the yield of the Class by adding 1 to the number representing the percentage change in value of the investment during the thirty-day period, raising that sum to a power equal to 365/30, and subtracting 1 from the result.

         Based on the seven-day period ended July 31, 1996, the tax-equivalent yield of the California Tax-Free Money Market Fund's Retail Shares and Fiduciary Shares was 4.49% and 4.49% respectively (using a federal income tax rate of 39.6%), and 5.49% and 5.49% respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%), and the tax-equivalent effective yield of the Fund's Retail Shares and Fiduciary Shares was 4.55% and 4.55%, respectively (using a federal income tax rate of 39.6%), and 5.57% and 5.57%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%).

         Based on the thirty-day period ended July 31, 1996, the tax-equivalent yield of the California Tax-Free Money Market Fund's Retail Shares and Fiduciary Shares was 3.82% and 3.82%, respectively (using a federal income tax rate of 39.6%), and 4.68% and 4.68%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%), and the tax-equivalent effective yield of the Fund's Retail Shares and Fiduciary Shares was 3.86% and 3.86%, respectively (using a federal income tax rate of 39.6%), and 4.72% and 4.72%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%).

         The tax-equivalent yield of the Retail Shares and Fiduciary Shares, respectively, of the California Tax-Free Fund was computed by dividing that portion of the yield of the Class that is tax-exempt by 1 minus the stated income tax rate (or rates) and adding the product to that portion, if any, of the yield of the Class that is not tax-exempt. The tax-equivalent effective yield of the Fund's Retail Shares and Fiduciary Shares, respectively, was computed by dividing that portion of the effective yield of the Class which is tax-exempt by 1 minus the stated income tax rate (or rates) and adding to that portion, if any, of the effective yield of the Class that is not tax-exempt.

         For the year ended July 31, 1996, the one-year average annual total return of the Diversified Money Market Fund Retail and Fiduciary shares was 5.01%, of the U.S. Government Money Market Fund Retail and Fiduciary shares was 4.86% and 4.88%, respectively, of the 100% U.S. Treasury Money Market Fund Retail and Fiduciary shares was 4.74%, and of the California Tax-Free Money Market Fund Retail and Fiduciary shares was 2.91%.

         For the period ended July 31, 1996, the five-year average annual total return of the Diversified Money Market Fund's Retail and Fiduciary shares was 4.00%; of the U.S. Government Money Market Fund's Retail and Fiduciary shares was 3.88%; of the 100% U.S. Treasury Money Market Fund's Retail and Fiduciary shares was 3.78%; and of the California Tax-Free Money Market Fund's Retail and Fiduciary shares was 2.68%.

         For the period from August 10, 1987 (the date on which the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund commenced operations) through July 31, 1996, the average annual total return of the Diversified Money Market Fund Retail and Fiduciary shares, the U.S. Government Money Market Fund Retail and Fiduciary shares and the 100% U.S. Treasury Money Market Fund Retail and Fiduciary shares was 5.66%, 5.48% and 5.38%, respectively. For the period from August 11, 1987 (the date on which the California Tax-Free Money Market Fund commenced operations) through July 31, 1996, the average annual total return of the California Tax-Free Money Market Fund Retail and Fiduciary shares was 3.69%.

         Prior to June 23, 1988 (the date on which the Income Equity Fund and the Bond Fund commenced operations as a result of the reorganization involving the IRA Fund Income Equity Portfolio and the IRA Fund Bond Portfolio, respectively, as described under "Additional Information - The Reorganization of the IRA Fund and HighMark" above), the total return and average annual total return of the Income Equity Fund and the Bond Fund reflects the total return and average annual total return of the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio, respectively. Each IRA Fund Portfolio received investment advice from the same division of the Bank of California now known as Pacific Alliance Capital Management and had substantially similar investment objectives, policies, and restrictions of the Fund into which it was reorganized. However, potential investors in the Income Equity Fund, and the Bond Fund should be aware that both the nature and amount of fees and expenses of the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio differ from the Fund into which the respective IRA Fund Portfolios were reorganized. See "Management of HighMark Investment Advisor" and the Statements of Operations in the Financial Statements with respect to the Income Equity Fund, and the Bond Fund and the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio for the applicable period ended July 31, 1989 and June 22, 1988 contained in this Statement of Additional Information.

         Each Equity Fund and Fixed Income Fund offered a single class of shares throughout the periods shown below. The performance figures relating to the Retail Shares have been adjusted, however, to give effect to the sales charge and distribution fee to which the Retail Shares are subject. Because only Retail Shares bear the expense of the fee, if any, under the Distribution Plan and a sales charge, total return and yield relating to a Fund's Retail Shares will be lower than that relating to the Funds' Fiduciary Shares.

         For the one year period ended July 31, 1996, the average annual total return of the Retail and Fiduciary Shares of the Income Equity Fund was 12.93% (18.21% without a load) and 18.25%, respectively, and of the Bond Fund was 1.79% (4.95% without a load) and 4.81%, respectively. For the five-year period ended July 31, 1996, the average annual total return of the Retail and Fiduciary Shares of the Income Equity Fund was 11.99% (13.02% without a load) and 12.98%, respectively, and of the Bond Fund was 6.15% (6.80% without a load) and 6.95%, respectively. For the ten year period ended July 31, 1996, the average annual total return of the Retail and Fiduciary Shares of the Income Equity Fund was 12.17% (13.02% without a load) and 12.66%, respectively. For the ten year period ended July 31, 1996, the average annual total return of the Retail and Fiduciary Shares of the Bond Fund was 6.71% (7.03% without a load) and 7.10%, respectively.

         For the one year period ended July 31, 1996, the average annual total return of the Retail and Fiduciary Shares of the Growth Fund was 7.80% (12.88% without a load) and 12.72%, respectively and of the Retail and Fiduciary Shares of the Balanced Fund was 5.93% (10.94% without a load) and 11.06% respectively.

         For the period beginning November 18, 1993 (commencement of operations) and ending July 31, 1996, the average annual total return of the Retail Shares and Fiduciary Shares of the Growth Fund was 10.97% (12.87% without a load) and 12.81%, respectively.

         For the period beginning November 14, 1993 (commencement of operations) and ending July 31, 1996, the aggregate total return of the Retail Shares and Fiduciary Shares of the Balanced Fund was 7.66% (9.49% without a load) and 9.75%, respectively.


         Each Fund's respective average annual total return and/or aggregate total return was calculated by determining the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period (utilizing, when appropriate, performance information from the applicable IRA Fund Portfolio prior to June 23, 1988) that would equate the initial amount invested to the ending redeemable value of the investment; in the case of the average annual total return, this amount (representing the Fund's total return) was then averaged over the relevant number of years. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from changes in Share price and reinvestment of dividends and capital gains distributions.


         For the thirty-day period ended July 31, 1996, the yield for the Retail and Fiduciary Shares of the Growth Fund was 0.74% (0.77% without a load) and 0.77%, respectively; for the Retail and Fiduciary Shares of the Income Equity Fund was 2.86% (2.99% without a load) and 2.80%, respectively; for the Retail and Fiduciary Shares of the Balanced Fund was 3.41% (3.57% without a load) and 3.57%, respectively; and for the Retail and Fiduciary Shares of the Bond Fund was 5.90% (6.08% without a load) and 6.08%, respectively. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:


         Standardized Yield = 2 [( a-b + 1)to the 6th power - 1]
                                   ---
                                   cd

The symbols above represent the following factors:

a =      dividends and interest earned during the 30-day period.
b =      expenses accrued for the period (net of reimbursements).
c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. Because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ.


         For the one year period ended July 31, 1996, the distribution rate (including capital gains and excluding a sales charge) of the Income Equity Fund was 7.57% for Retail Shares and 7.58% for Fiduciary Shares and of the Bond Fund was 6.37% for Retail Shares and 6.32% for Fiduciary Shares. For the one year period ended July 31, 1996, the distribution rate (excluding capital gains and a sales charge) of the Income Equity Fund was 2.94% for the Retail and Fiduciary Shares, and of the Bond Fund was 6.37 for the Retail Shares and 6.32% for the Fiduciary Shares. For the one year period ended July 31, 1996, the distribution rate (including capital gains and a sales load) of the Income Equity Fund was 7.23% and of the Bond Fund was 6.18%. For the one year period ended July 31, 1996 the distribution rate (excluding capital gains and including a load) of the Income Equity Fund was 2.80% and of the Bond Fund was 6.18%. The distribution rate for each Fund is determined by dividing the income distributions and, where the distribution rate includes capital gains distributions, capital gains distributions on a Share of the Fund over a twelve-month period by the per Share net asset value of the Fund on the last day of the period and annualized in the case of Funds which have not had a full year of results.

         All performance information presented is based on past performance and does not predict future performance. No performance information is presented for the Value Momentum, Blue Chip Growth, Emerging Growth, International Equity, Intermediate-Term Bond, Government Securities, Convertible Securities and California Intermediate Tax-Free Bond Funds because they had not commenced operations as of the date of this Statement of Additional Information.

 Miscellaneous

         HighMark is not required to hold meetings of Shareholders for the purpose of electing Trustees except that (i) HighMark is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may be filled only by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark will provide a list of Shareholders or disseminate appropriate materials (at the expense of the requesting Shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.


          HighMark is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of HighMark.


         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.


         The 1996 Annual Report to Shareholders of HighMark is incorporated herein by reference. This Report includes audited financial statements for the fiscal year ended July 31, 1996. Upon the incorporation by reference herein of such Annual Report, the opinion in such Annual Report of independent accountants is incorporated herein by reference and such Annual Report's financial statements are incorporated by reference herein in reliance upon the authority of such accountants as experts in auditing and accounting.


         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

         No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.


         As of November 22, 1996, HighMark believes that the trustees and officers of HighMark, as a group, owned less than one percent of the Shares of any Fund of HighMark. As of November 22, 1996, HighMark believes that Union Bank of California was the shareholder of record of 87.57% of the Fiduciary Shares of the Growth Fund, 73.24% of the Fiduciary Shares of the Income Equity Fund, 97.91% of the Fiduciary Shares of the Balanced Fund, 88.27% of the Fiduciary Shares of the Bond Fund, 93.46% of the Fiduciary Shares of the U.S. Government Money Market Fund, 98.42%of the Fiduciary Shares of the Diversified Money Market Fund, 95.03% of the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund and substantially all of the Fiduciary Shares of the California Tax-Free Money Market Fund. As of November 22, 1996, HighMark believes that Union Bank of California had voting power with respect to 61.00% of the Growth Fund Fiduciary Shares, 43.30% of the Income Equity Fund Fiduciary Shares, 38.89% of the Balanced Fund Fiduciary Shares, 47.51% of the Bond Fund Fiduciary Shares, 15.46% of the Diversified Money Market Fund Fiduciary Shares, 19.96% of the 100% U.S. Treasury Money Market Fund Fiduciary Shares, and 18.12% of the California Tax-Free Money Market Fund Fiduciary Shares.

         The table below indicates each additional person known by HighMark to own beneficially 5% or more of the Shares of the following Funds of HighMark as of November 22, 1996:

                          5% or More Beneficial Owners
                          ----------------------------

                                                                                              Percent of
                                                                                              Beneficial
Name and Address                                                                               Ownership
----------------                                                                               ---------

                                   Growth Fund
                                   -----------

                                  Retail Shares
                                  -------------
National Financial Services                                                                          7.67%
Corporation for the Exclusive
Benefit of Our Customers and
Bill S. Tsutagawa
Yuriko Tsutagawa
2242 Valley Rd.
Oceanside, CA  92056

National Financial Services                                                                          5.55%
Corporation for the Exclusive
Benefit of Our Customers and
IRA of John A. Dito
550 S. Hope St. 2000
Los Angeles, CA  90071

National Financial Services                                                                          5.92%
Corporation for the Exclusive
Benefit of Our Customers and
Douglas S. Querin
4228 SW Selling Court
Portland, OR  97221

National Financial Services                                                                          7.31%
Corporation for the Exclusive
Benefit of Our Customers and
IRA of John A. Dito
550 S. Hope St. 2000
Los Angeles, CA  90071


                                Fiduciary Shares
                                ----------------

Union Bank of California, N.A.                                                                      32.39%
Capital Accumulation Plan
400 California St.
San Francisco, CA 94104

Union Bank of California N.A.                                                                       17.51%
Personal Retirement  Options Plan
400 California St.
San Francisco, CA 94104




                               Income Equity Fund
                               ------------------
                                  Retail Shares
                                  -------------

National Financial Services                                                                          9.76%
Corporation for the Exclusive
Benefit of Our Customers and
Richard W. Killion
c/o Killion Industries
2811 La Mirada Dr.
Vista, CA  92083

                                Fiduciary Shares
                                ----------------

Union Bank of California N.A.                                                                       18.07%
Capital Accumulation Plan
400 California St.
San Francisco, CA 94104

Union Bank of California N.A.                                                                        8.57%
Personal Retirement Options Plan
400 California St.
San Francisco, CA 94104


                                  Balanced Fund
                                  -------------
                                  Retail Shares
                                  -------------

National Financial Services                                                                          7.75%




Corporation for the Exclusive
Benefit of Our Customers and
Rosalind Fahmy
2691 Pocatello
Rolland Heights, CA  91748

National Financial Services                                                                         44.99%
Corporation for the Exclusive
Benefit of Our Customers and
John F. Roach
587 Perugia Way
Los Angeles, CA  90077

National Financial Services                                                                          5.53%
Corporation for the Exclusive
Benefit of Our Customers and
Yoko Fujii, Trustee
Tadashi Yoko Fujii
1405 Lamont Ave.
Thousand Oaks, CA  91362

                                Fiduciary Shares
                                ----------------

Union Bank of California N.A.                                                                       25.13%
Capital Accumulation Plan
400 California St.
San Francisco, CA 94104

Union Bank of California N.A.                                                                       12.45%
Personal Retirement Options Plan
400 California St.
San Francisco, CA 94104

EBT/Employee Benefits                                                                                6.63%
Accounting
Attn:  Joyce Carroll
475 Sansome Street, 12th Floor
San Francisco, CA  94111



                                    Bond Fund
                                    ---------
                                  Retail Shares
                                  -------------

National Financial Services                                                                         22.01%
Corporation for the Exclusive
Benefit of Our Customers and
Mildred Walsh
Stephanie McGowan
3701 E. Valley St.
Seattle, WA  98112

National Financial Services                                                                          6.00%
Corporation for the Exclusive
Benefit of Our Customers and
Union Bank of California, Cust.
IRA of Charles L. Masingill
2218 Windward Lane
Newport, CA  92660

National Financial Services                                                                          5.50%
Corporation for the Exclusive
Benefit of Our Customers and
Wallace Allred
Norma Allred
2250 N. Broadway, No. 48
Escondido, CA  92026

National Financial Services                                                                          5.88%
Corporation for the Exclusive
Benefit of Our Customers and
Union Bank of California, Cust.
IRA of James Harris
1212 Christian Valley Rd.
Auburn, CA  95602


National Financial Services                                                                          7.64%
Corporation for the Exclusive
Benefit of Our Customers and
Union Bank of California, Cust.
Frederick V. Betts
800 Financial Center
1215 Fourth Ave.
Seattle, WA  98161

National Financial Services                                                                          5.52%
Corporation for the Exclusive
Benefit of Our Customers and
Marla J. Arata
7801 Oakmont Drive
Modesto, CA  95356

National Financial Services Corporation                                                              5.63%
for the Exclusive Benefit of Our Customers and
C. Dan Hunter
Irene W. Hunter
9335 N.E. 30th Street
Bellevue, WA  98004

                                Fiduciary Shares
                                ----------------

Union Bank of California N.A.                                                                       11.88%
Capital Accumulation Plan
400 California St.
San Francisco, CA 94104

Union Bank of California N.A.                                                                        5.88%
Personal Retirement Options Plan
400 California St.
San Francisco, CA 94104



                          Diversified Money Market Fund
                          -----------------------------
                                  Retail Shares
                                  -------------



National Financial Services                                                                         95.89%
Corporation for the Exclusive
Benefit of Our Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908


                                Fiduciary Shares
                                ----------------

Oregon Laborers Employers Trust                                                                     5.14%
Gary Case, Plan Administrator
2929 N.W. 31st Street
Portland, OR  97210

                        U.S. Government Money Market Fund
                        ---------------------------------
                                  Retail Shares
                                  -------------

National Financial Services                                                                         89.26%
Corporation for the Exclusive
Benefit of Our Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908




                                Fiduciary Shares
                                ----------------

Spitzel/Anderson Escrow                                                                              8.21%
3700 Wilshire Blvd. #820
Los Angeles, CA  90010

The Macneal-Schwendler Corp.                                                                         5.99%
815 Colorado Blvd.
Los Angeles, CA  90041




Joseph A. Brislin                                                                                   14.61%
6825 S.W. Sandburg Street
Tigard, OR  97223

                      100% U.S. Treasury Money Market Fund
                      ------------------------------------

                                  Retail Shares
                                  -------------

National Financial Services                                                                         98.98%
Corporation for the Exclusive
Benefit of Our Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908


                                Fiduciary Shares
                                ----------------

EBT/Employee Benefits Accounting                                                                     5.70%
Attn:  Joyce Carroll
475 Sansome Street, 12th Floor
San Francisco, CA  94111


                      California Tax-Free Money Market Fund
                      -------------------------------------

                                  Retail Shares
                                  -------------

National Financial Services                                                                         94.81%
Corporation for the Exclusive
Benefit of Our Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908




                                Fiduciary Shares
                                ----------------

 Charles and Mary Page                                                                               5.28%
 Revocable Trust
 501 Via Casitas - #225
 Kenfield, CA  94904

         No person other than Union Bank of California and the beneficial owners listed above own as of record more than 5% of the Fiduciary or Retail Shares of a Fund.


                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Advisor with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Advisor and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)


Description of the four highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):


         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


         Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

-Description of the four highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):


         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Description of the four highest long-term debt ratings by Duff:


         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+ High credit quality. Protection factors are strong. AA Risk is modest but may vary slightly from time to time A- because of economic conditions.

         A+ Protection factors are average but adequate. However, A risk factors are more variable and greater in periods A- of economic stress.


         BBB Below average protection factors. Still considered sufficient for prudent investment.

Description of the four highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):


         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+."


         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


         BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on thee bonds and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

IBCA's description of its four highest long-term debt ratings:


         AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


         BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

Thomson's description of its four highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed):

         AAA The highest category: indicates ability to repay principal and interest on a timely basis is very high.

         AA The second highest category: indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A The third highest category: indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BBB Lowest investment grade category: indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                        - Leading market positions in well-established industries.

                        -  High rates of return on funds employed.

                        - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

     A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

     Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its three highest short-term debt ratings:

    F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

    F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

    A+ Obligations supported by the highest capacity for timely repayment.

    A1 Obligations supported by a very strong capacity for timely repayment.

    A2 Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's description of its three highest short-term ratings:

    TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

         Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1     This designation denotes best quality. There is present
                 strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2    Satisfactory capacity to pay principal and interest.

INDEPENDENT AUDITORS' REPORT FOR  HIGHMARK  FUNDS FOR
THE YEAR ENDED JULY 31, 1996

FINANCIAL STATEMENTS FOR  HIGHMARK  FUNDS FOR
THE PERIODS ENDED JULY 31, 1996

[LOGO]



REPORT OF INDEPENDENT AUDITORS'

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE HIGHMARK GROUP

We have audited the accompanying statements of assets and liabilities including the schedules of portfolio investments of The HighMark Group (the "Funds"), including Diversified Obligations Fund, U.S. Government Obligations Fund, 100% U.S. Treasury Obligations Fund, California Tax-Free Fund, Bond Fund, Income Equity Fund, Balanced Fund, and Growth Fund, as of July 31, 1996, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the other years presented and the statement of changes in net assets for the year ended July 31, 1995 were audited by other auditors whose report, dated September 22, 1995, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Funds at July 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
September 13, 1996

                                      LOGO

[LOGO]


                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996
                              Amounts in Thousands

                                                                                           100% U.S.
                                                          DIVERSIFIED   U.S. GOVERNMENT    TREASURY     CALIFORNIA
                                                          OBLIGATIONS     OBLIGATIONS     OBLIGATIONS    TAX-FREE
                                                             FUND            FUND            FUND          FUND
                                                          -----------   ---------------   -----------   -----------
               ASSETS:
Investments in securities, at amortized cost............   $ 413,900       $ 188,438       $ 274,306     $  148,504
Repurchase agreements, at cost..........................      21,502          39,183              --             --
                                                            --------        --------        --------       --------
  Total Investments.....................................     435,402         227,621         274,306        148,504
Cash....................................................           3              16              --            897
Interest receivable.....................................       2,256             557             910            432
Receivable from brokers for investments sold............          --              --              --          2,500
Prepaid expenses and other assets.......................          14              17              12             10
                                                            --------        --------        --------       --------
    Total Assets........................................     437,675         228,211         275,228        152,343
                                                            --------        --------        --------       --------
               LIABILITIES:
Distributions payable...................................       1,690             863           1,088            287
Payable to brokers for investments purchased............       5,000              --              --             --
Accrued expenses and other payables:
  Investment advisory fees..............................         143              76              98             31
  Administration fees...................................          19              10              12              5
  Shareholder services fees.............................           1               1               1              1
  Custodian, accounting and transfer agent fees.........          26              26              13             14
  Other.................................................          69              38              53             26
                                                            --------        --------        --------       --------
    Total Liabilities...................................       6,948           1,014           1,265            364
                                                            --------        --------        --------       --------
               NET ASSETS:
Capital.................................................     431,097         227,373         273,958        152,028
Accumulated undistributed net realized gains (losses) on
  investment transactions...............................        (370)           (176)              5            (49)
                                                            --------        --------        --------       --------
    Net Assets..........................................   $ 430,727       $ 227,197       $ 273,963     $  151,979
                                                            ========        ========        ========       ========
Net Assets
  Investor..............................................   $ 185,952       $  75,714       $ 100,623     $   53,627
  Fiduciary.............................................     244,775         151,483         173,340         98,352
                                                            --------        --------        --------       --------
    Total...............................................   $ 430,727       $ 227,197       $ 273,963     $  151,979
                                                            ========        ========        ========       ========
Outstanding units of beneficial interest (shares)
  Investor..............................................     186,031          75,727         100,626         53,639
  Fiduciary.............................................     245,066         151,646         173,332         98,389
                                                            --------        --------        --------       --------
    Total...............................................     431,097         227,373         273,958        152,028
                                                            ========        ========        ========       ========
Net asset value -- offering and redemption price per
  share
  Investor..............................................   $    1.00       $    1.00       $    1.00     $     1.00
  Fiduciary.............................................        1.00            1.00            1.00           1.00
                                                            ========        ========        ========       ========

                       See notes to financial statements.

                                      LOGO
                                       25

[LOGO]


                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996
                              Amounts in Thousands

                                                                                                   INCOME
                                                                                   BOND            EQUITY
                                                                                   FUND             FUND
                                                                                 --------        ---------
               ASSETS:
Investments in securities, at value (cost $59,354 and $232,422,
  respectively)...............................................................   $ 58,799        $ 266,771
Repurchase agreements, at cost................................................      2,237            4,858
                                                                                  -------         --------
    Total Investments.........................................................     61,036          271,629
Interest and dividends receivable.............................................        912              796
Receivable from brokers for investments sold..................................         --            2,930
Prepaid expenses and other assets.............................................          2                6
                                                                                  -------         --------
    Total Assets..............................................................     61,950          275,361
                                                                                  -------         --------
               LIABILITIES:
Distributions payable.........................................................        319              586
Payable for capital shares redeemed...........................................         42               --
Payable to brokers for investments purchased..................................         --            1,726
Accrued expenses and other payables:
  Investment advisory fees....................................................         23              154
  Administration fees.........................................................          2               12
  Custodian, accounting and transfer agent fees...............................         15               21
  Other.......................................................................         18               59
                                                                                  -------         --------
    Total Liabilities.........................................................        419            2,558
                                                                                  -------         --------
               NET ASSETS:
Capital.......................................................................     65,254          223,480
Net unrealized appreciation (depreciation) on investments.....................       (555)          34,349
Undistributed net investment income...........................................         32               --
Accumulated undistributed net realized gains (losses) on investment
  transactions................................................................     (3,200)          14,974
                                                                                  -------         --------
    Net Assets................................................................   $ 61,531          272,803
                                                                                  =======         ========
Net Assets
  Investor....................................................................   $  1,157        $  10,143
  Fiduciary...................................................................     60,374          262,660
                                                                                  -------         --------
    Total.....................................................................   $ 61,531        $ 272,803
                                                                                  =======         ========
Outstanding units of beneficial interest (shares)
  Investor....................................................................        114              710
  Fiduciary...................................................................      5,900           18,413
                                                                                  -------         --------
    Total.....................................................................      6,014           19,123
                                                                                  =======         ========
Net asset value
  Investor -- redemption price per share......................................   $  10.15        $   14.29
  Fiduciary -- offering and redemption price per share........................      10.23            14.27
                                                                                  =======         ========
Maximum Sales Charge (Investor Shares)........................................       3.00%            4.50%
                                                                                  =======         ========
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset value
  adjusted to nearest cent) per share (Investor Shares).......................   $  10.46        $   14.96
                                                                                  =======         ========

                       See notes to financial statements.

                                      LOGO
                                       26

[LOGO]


                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996
                              Amounts in Thousands


                                                                                    BALANCED    GROWTH
                                                                                      FUND       FUND
                                                                                    --------    -------
               ASSETS:
Investments in securities, at value (cost $32,159 and $39,610,
  respectively)..................................................................   $36,273     $43,527
Repurchase agreements, at cost...................................................     3,787         900
                                                                                    ---------   ---------
    Total Investments............................................................    40,060      44,427
Interest and dividends receivable................................................       278          55
Receivable from brokers for investments sold.....................................        --         216
Prepaid expenses.................................................................         9           5
                                                                                    ---------   ---------
    Total Assets.................................................................    40,347      44,703
                                                                                    ---------   ---------
               LIABILITIES:
Distributions payable............................................................       118          28
Payable to brokers for investments purchased.....................................        --         301
Accrued expenses and other payables:
  Investment advisory fees.......................................................        20          21
  Administration fees............................................................         2           2
  Custodian, accounting and transfer agent fees..................................         5           5
  Other..........................................................................         6           8
                                                                                    ---------   ---------
    Total Liabilities............................................................       151         365
                                                                                    ---------   ---------
               NET ASSETS:
Capital..........................................................................    35,830      38,047
Net unrealized appreciation on investments.......................................     4,114       3,917
Undistributed net investment income..............................................         1          --
Accumulated undistributed net realized gains on investment transactions..........       251       2,374
                                                                                    ---------   ---------
    Net Assets...................................................................   $40,196     $44,338
                                                                                    =========   =========
Net Assets
  Investor.......................................................................   $   694     $ 2,843
  Fiduciary......................................................................    39,502      41,495
                                                                                    ---------   ---------
    Total........................................................................   $40,196     $44,338
                                                                                    =========   =========
Outstanding units of beneficial interest (shares)
  Investor.......................................................................        60         226
  Fiduciary......................................................................     3,392       3,300
                                                                                    ---------   ---------
    Total........................................................................     3,452       3,526
                                                                                    =========   =========
Net asset value
  Investor -- redemption price per share.........................................   $ 11.56     $ 12.60
  Fiduciary -- offering and redemption price per share...........................     11.64       12.58
                                                                                    =========   =========
Maximum Sales Charge (Investor Shares)...........................................      4.50%       4.50%
                                                                                    =========   =========
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset value
  adjusted to nearest cent) per share (Investor Shares)..........................   $ 12.10     $ 13.19
                                                                                    =========   =========

                       See notes to financial statements.

                                      LOGO
                                       27

[LOGO]


                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1996
                              Amounts in Thousands

                                                                    U.S.       100% U.S.
                                                   DIVERSIFIED   GOVERNMENT    TREASURY     CALIFORNIA
                                                   OBLIGATIONS   OBLIGATIONS  OBLIGATIONS    TAX-FREE
                                                      FUND          FUND         FUND          FUND
                                                   -----------   ----------   -----------   ----------
INVESTMENT INCOME:
Interest income..................................    $22,468      $ 13,070      $16,193       $5,301
                                                     -------       -------      -------       ------
    Total Income.................................     22,468        13,070       16,193        5,301
                                                     -------       -------      -------       ------
EXPENSES:
Investment advisory fees.........................      1,591           944        1,203          618
Administration fees..............................        795           472          602          309
Distribution fees (Investor shares)..............        396           194          267          122
Shareholder services fees........................        994           590          752          386
Custodian and accounting fees....................        264           181          177          121
Legal and audit fees.............................         63            37           52           29
Trustees' fees and expenses......................         11             7            9            5
Transfer agent fees..............................         89            44           50           47
Registration and filing fees.....................         47            16           28            5
Printing costs...................................         51            69           42           23
Other............................................         13             7            9            4
                                                     -------       -------      -------       ------
    Total Expenses...............................      4,314         2,561        3,191        1,669
Expenses voluntarily reduced.....................     (1,327)         (739)        (978)        (824)
                                                     -------       -------      -------       ------
    Net Expenses.................................      2,987         1,822        2,213          845
                                                     -------       -------      -------       ------
Net Investment Income............................     19,481        11,248       13,980        4,456
                                                     -------       -------      -------       ------
REALIZED GAINS ON INVESTMENTS:
Net realized gains (losses) on investments.......         16            15          (51)          --
                                                     -------       -------      -------       ------
Change in net assets resulting from operations...    $19,497      $ 11,263      $13,929       $4,456
                                                     =======       =======      =======       ======

                       See notes to financial statements.

                                      LOGO
                                       28

[LOGO]


                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1996
                             Amounts in Thousands

                                                                                          INCOME
                                                                         BOND             EQUITY
                                                                         FUND              FUND
                                                                        ------          ---------
INVESTMENT INCOME:
Interest income......................................................   $4,316          $     425
Dividend income......................................................       --              9,943
                                                                        ------            -------
  Total Income.......................................................    4,316             10,368
                                                                        ------            -------
EXPENSES:
Investment advisory fees.............................................      534              1,755
Administration fees..................................................      123                521
Distribution fees (Investor shares)..................................        2                 20
Shareholder services fees............................................      154                651
Custodian and accounting fees........................................       85                174
Legal and audit fees.................................................       10                 44
Trustees' fees and expenses..........................................        2                  7
Transfer agent fees..................................................       54                106
Registration and filing fees.........................................        6                 19
Printing costs.......................................................       22                 47
Other................................................................        3                  8
                                                                        ------            -------
    Total Expenses...................................................      995              3,352
Expenses voluntarily reduced.........................................     (445)              (666)
                                                                        ------            -------
    Total expenses before expense reimbursements.....................      550              2,686
    Expense reimbursements...........................................       --                 --
                                                                        ------            -------
    Net Expenses.....................................................      550              2,686
                                                                        ------            -------
Net Investment Income................................................    3,766              7,682
                                                                        ------            -------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions...............     (369)            19,384
Net change in unrealized appreciation (depreciation) on
  investments........................................................     (465)            13,911
                                                                        ------            -------
Net realized/unrealized gains (losses) on investments................     (834)            33,295
                                                                        ------            -------
Change in net assets resulting from operations.......................   $2,932          $  40,977
                                                                        ======            =======

                       See notes to financial statements.

                                      LOGO
                                       29

LOGO
                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1996
                             Amounts in Thousands


                                                                          BALANCED    GROWTH
                                                                            FUND       FUND
                                                                          --------    ------
INVESTMENT INCOME:
Interest income........................................................    $  996     $  82
Dividend income........................................................       549       607
                                                                           ------     ------
  Total Income.........................................................     1,545       689
                                                                           ------     ------
EXPENSES:
Investment advisory fees...............................................       348       362
Administration fees....................................................        70        72
Distribution fees (Investor shares)....................................         2         5
Shareholder services fees..............................................        87        90
Custodian and accounting fees..........................................        64        78
Legal and audit fees...................................................         6         6
Trustees' fees and expenses............................................         1         1
Transfer agent fees....................................................        33        42
Registration and filing fees...........................................         3         4
Printing costs.........................................................         6         6
Other..................................................................         1         2
                                                                           ------     ------
    Total Expenses.....................................................       621       668
Expenses voluntarily reduced...........................................      (293)     (333 )
                                                                           ------     ------
    Total expenses before expense reimbursements.......................       328       335
    Expense reimbursements.............................................        --        --
                                                                           ------     ------
    Net Expenses.......................................................       328       335
                                                                           ------     ------
Net Investment Income..................................................     1,217       354
                                                                           ------     ------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investment transactions..........................       446     3,272
Net change in unrealized appreciation on investments...................     1,716       155
                                                                           ------     ------
Net realized/unrealized gains on investments...........................     2,162     3,427
                                                                           ------     ------
Change in net assets resulting from operations.........................    $3,379     $3,781
                                                                           ======     ======

                       See notes to financial statements.

                                      LOGO

LOGO
                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                                         DIVERSIFIED                 U.S. GOVERNMENT
                                                       OBLIGATIONS FUND              OBLIGATIONS FUND
                                                  --------------------------    --------------------------
                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                   JULY 31,       JULY 31,       JULY 31,       JULY 31,
                                                     1996           1995           1996           1995
                                                  -----------    -----------    -----------    -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.......................... $    19,481    $    17,476    $    11,248    $     8,697
  Net realized gains (losses) on investment
    transactions.................................          16            (29)            15             34
                                                  -----------    -----------    -----------    -----------
Change in net assets resulting from operations...      19,497         17,447         11,263          8,731
                                                  -----------    -----------    -----------    -----------
DISTRIBUTIONS TO INVESTOR SHAREHOLDERS:
  From net investment income.....................      (7,738)        (5,516)        (3,707)        (2,084)
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
  From net investment income.....................     (11,743)       (11,960)        (7,541)        (6,613)
                                                  -----------    -----------    -----------    -----------
Change in net assets from shareholder
  distributions..................................     (19,481)       (17,476)       (11,248)        (8,697)
                                                  -----------    -----------    -----------    -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued....................   1,943,043      1,562,243      1,933,728      1,760,626
  Dividends reinvested...........................       7,326          4,915          3,487          1,950
  Cost of shares redeemed........................  (1,918,325)    (1,473,121)    (1,918,254)    (1,740,538)
                                                  -----------    -----------    -----------    -----------
Change in net assets from share transactions.....      32,044         94,037         18,961         22,038
                                                  -----------    -----------    -----------    -----------
Change in net assets.............................      32,060         94,008         18,976         22,072
NET ASSETS:
  Beginning of period............................     398,667        304,659        208,221        186,149
                                                  -----------    -----------    -----------    -----------
  End of period.................................. $   430,727    $   398,667    $   227,197    $   208,221
                                                  ===========    ===========    ===========    ===========

                       See notes to financial statements.

                                      LOGO

LOGO
                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                     100% U.S. TREASURY           CALIFORNIA
                                      OBLIGATIONS FUND          TAX-FREE FUND
                                   -----------------------  ----------------------
                                   YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED
                                    JULY 31,     JULY 31,    JULY 31,    JULY 31,
                                      1996         1995        1996        1995
                                   -----------  ----------  ----------  ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income........... $    13,980  $  10,640   $   4,456   $   4,619
  Net realized gains (losses) on
    investment transactions.......         (51)        57          --         (23)
                                    ----------  ---------   ---------   ---------
Change in net assets resulting
  from operations.................      13,929     10,697       4,456       4,596
                                    ----------  ---------   ---------   ---------
DISTRIBUTIONS TO INVESTOR
  SHAREHOLDERS:
  From net investment income......      (4,948)    (2,706)     (1,404)     (1,089)
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
  From net investment income......      (9,032)    (7,934)     (3,052)     (3,530)
                                    ----------  ---------   ---------   ---------
Change in net assets from
  shareholder distributions.......     (13,980)   (10,640)     (4,456)     (4,619)
                                    ----------  ---------   ---------   ---------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.....   1,004,680    736,668     343,893     354,814
  Dividends reinvested............       4,571      2,106       1,425       1,035
  Cost of shares redeemed.........  (1,014,501)  (659,445)   (339,625)   (356,054)
                                    ----------  ---------   ---------   ---------
Change in net assets from share
  transactions....................      (5,250)    79,329       5,693        (205)
                                    ----------  ---------   ---------   ---------
Change in net assets..............      (5,301)    79,386       5,693        (228)
NET ASSETS:
  Beginning of period.............     279,264    199,878     146,286     146,514
                                    ----------  ---------   ---------   ---------
  End of period................... $   273,963  $ 279,264   $ 151,979   $ 146,286
                                    ==========  =========   =========   =========

                       See notes to financial statements.

                                      LOGO

LOGO
                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                          BOND FUND           INCOME EQUITY FUND
                                    ----------------------  ----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                     JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                       1996        1995        1996        1995
                                    ----------  ----------  ----------  ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............  $  3,766    $  3,824    $  7,682    $  7,595
  Net realized gains (losses) on
    investment transactions........      (369)     (1,512)     19,384       8,944
  Net change in unrealized
    appreciation (depreciation) on
    investments....................      (465)      3,052      13,911      17,456
                                     --------    --------    --------    --------
Change in net assets resulting from
  operations.......................     2,932       5,364      40,977      33,995
                                     --------    --------    --------    --------
DISTRIBUTIONS TO INVESTOR
  SHAREHOLDERS:
  From net investment income.......       (63)        (18)       (239)        (43)
  From net realized gains on
    investments....................        (1)         --        (277)        (16)
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
  From net investment income.......    (3,703)     (3,806)     (7,443)     (7,552)
  From net realized gains on
    investments....................       (32)         --     (11,279)     (7,309)
                                     --------    --------    --------    --------
Change in net assets from
  shareholder distributions........    (3,799)     (3,824)    (19,238)    (14,920)
                                     --------    --------    --------    --------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......    15,630      11,393      63,282      36,043
  Dividends reinvested.............     3,043       3,125      17,495      13,535
  Cost of shares redeemed..........   (16,591)    (19,934)    (54,919)    (56,799)
                                     --------    --------    --------    --------
Change in net assets from share
  transactions.....................     2,082      (5,416)     25,858      (7,221)
                                     --------    --------    --------    --------
Change in net assets...............     1,215      (3,876)     47,597      11,854
NET ASSETS:
  Beginning of period..............    60,316      64,192     225,206     213,352
                                     --------    --------    --------    --------
  End of period....................  $ 61,531    $ 60,316    $272,803    $225,206
                                     ========    ========    ========    ========

                       See notes to financial statements.

                                      LOGO

LOGO
                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                        BALANCED FUND            GROWTH FUND
                                    ----------------------  ----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                     JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                       1996        1995        1996        1995
                                    ----------  ----------  ----------  ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............  $  1,217    $    992    $    354    $    272
  Net realized gains on investment
    transactions...................       446          21       3,272         915
  Net change in unrealized
    appreciation on investments....     1,716       2,804         155       3,752
                                      -------     -------     -------     -------
Change in net assets resulting from
  operations.......................     3,379       3,817       3,781       4,939
                                      -------     -------     -------     -------
DISTRIBUTIONS TO INVESTOR
  SHAREHOLDERS:
  From net investment income.......       (23)         (3)        (21)         (5)
  From net realized gains on
    investments....................        --          --         (94)         (3)
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
  From net investment income.......    (1,194)       (989)       (333)       (267)
  From net realized gains on
    investments....................        (2)         --      (1,566)       (240)
                                      -------     -------     -------     -------
Change in net assets from
  shareholder distributions........    (1,219)       (992)     (2,014)       (515)
                                      -------     -------     -------     -------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......    15,840      10,356      19,239       9,727
  Dividends reinvested.............     1,172         986       1,965         503
  Cost of shares redeemed..........    (9,404)     (9,590)     (4,947)     (3,594)
                                      -------     -------     -------     -------
Change in net assets from share
  transactions.....................     7,608       1,752      16,257       6,636
                                      -------     -------     -------     -------
Change in net assets...............     9,768       4,577      18,024      11,060
NET ASSETS:
  Beginning of period..............    30,428      25,851      26,314      15,254
                                      -------     -------     -------     -------
  End of period....................  $ 40,196    $ 30,428    $ 44,338    $ 26,314
                                      =======     =======     =======     =======

                       See notes to financial statements.

                                      LOGO

LOGO                     DIVERSIFIED OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
CERTIFICATES OF DEPOSIT (23.4%):
Euro Certificates of Deposit (3.7%):
     $ 5,000    Abbey National Treasury
                  Services, 5.72%, 9/11/96...  $  5,000
       6,000    Abbey National Treasury
                  Services, 5.22%, 3/4/97         5,983
       5,000    Bayerische Vereinsbank,
                  5.49%, 11/13/96                 5,001
                                               --------
                                                 15,984
                                               --------
Yankee Certificates of Deposit (19.7%):
      10,000    ABN-AMRO Bank N.V., 5.53%,
                  3/18/97....................     9,996
       5,000    Commerzbank, 5.66%, 4/24/97..     4,997
      10,000    Dresdner Bank, 5.05%,
                  2/26/97....................     9,999
      10,000    Deutsche Bank, 5.57%,
                  3/31/97....................    10,001
       5,000    Rabobank Nederland N.V.,
                  5.82% 8/14/96..............     5,000
      10,000    Sanwa Bank Ltd., 5.62%,
                  10/16/96...................    10,002
      10,000    Society Generale, 5.65%,
                  4/1/97.....................     9,993
       5,000    Society Generale, 5.80%,
                  4/15/97....................     5,002
      10,000    Sumitomo Bank Ltd., 5.48%,
                  8/26/96....................    10,000
       5,000    Sumitomo Bank Ltd., 5.46%,
                  9/3/96.....................     5,000
       5,000    Sumitomo Bank Ltd., 6.01%,
                  10/30/96...................     5,000
                                               --------
                                                 84,990
                                               --------
   Total Certificates of Deposit                100,974
                                               --------

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
                                               --------
COMMERCIAL PAPER/MASTER DEMAND NOTES (67.5%):
Automotive (6.9%):
     $ 5,000    Daimler-Benz North America
                  Corp., 5.35%, 1/6/97.......  $  4,876
       5,000    Daimler-Benz North America
                  Corp., 5.53%, 1/13/97......     4,873
       5,000    Ford Motor Credit Corp.,
                  5.27%, 8/13/96.............     4,991
      10,000    Ford Motor Credit Corp.,
                  5.34%, 8/15/96.............     9,979
       5,000    Ford Motor Credit Corp.,
                  5.42%, 9/6/96..............     4,973
                                               --------
                                                 29,692
                                               --------
Banking (9.2%):
       5,000    ANZ (De) Inc., 5.38%,
                  9/10/96....................     4,970
       5,000    ANZ (De) Inc., 5.40%,
                  9/9/96.....................     4,971
       5,000    ANZ (De) Inc., 5.47%,
                  10/9/96....................     4,948
       5,000    Abbey National North America
                  Inc., 5.54%, 9/25/96.......     4,958
       5,000    Abbey National North America
                  Inc., 5.40%, 12/4/96.......     4,906
       5,000    Commerzbank U.S. Finance
                  Inc., 5.35%, 8/8/96........     4,995
       5,000    Den Danske Corporation Inc.,
                  5.38%, 8/6/96..............     4,996
       5,000    Den Danske Corporation Inc.,
                  5.42%, 10/1/96.............     4,954
                                               --------
                                                 39,698
                                               --------

                                   Continued

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                                       35

LOGO
                         DIVERSIFIED OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
                              Amounts in Thousands

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
COMMERCIAL PAPER/MASTER DEMAND NOTES,
  CONTINUED:
Business Credit Institutions (21.9%):
     $10,000    Alpha Finance Corp., 5.48%,
                  10/11/96...................  $  9,892
      10,000    Assets Securitization
                  Cooperative Corp., 5.37%,
                  8/5/96.....................     9,994
       5,000    Assets Securitization
                  Cooperative Corp., 5.40%,
                  9/17/96....................     4,965
       5,000    Beta Finance Inc., 5.53%,
                  1/3/97.....................     4,881
      10,000    Ciesco, L.P., 5.26%,
                  8/16/96....................     9,978
       5,000    Ciesco, L.P., 5.32%,
                  9/9/96.....................     4,971
       5,200    Corporate Receivables Corp.,
                  5.35%, 8/22/96.............     5,184
      10,000    Corporate Receivables Corp.,
                  5.40%, 9/12/96.............     9,937
       5,000    Corporate Receivables Corp.,
                  5.42%, 10/8/96.............     4,949
       5,000    CXC, Inc., 5.38%, 8/1/96.....     5,000
      10,000    CXC, Inc., 5.40%, 9/3/96.....     9,950
       5,000    Falcon Asset Securitization
                  Corp., 5.40%, 8/19/96......     4,986
       5,000    Falcon Asset Securitization
                  Corp., 5.55%, 1/21/97......     4,867
       5,000    Jet Funding Corp., 5.50%,
                  9/30/96....................     4,954
                                               ---------
                                                 94,508
                                               ---------
Electronic & Electrical--General (4.6%):
      10,000    Panasonic Finance Inc.,
                  5.38%, 9/9/96..............     9,942
      10,000    Panasonic Finance Inc.,
                  5.34%, 9/17/96.............     9,930
                                               ---------
                                                 19,872
                                               ---------


    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
COMMERCIAL PAPER/MASTER DEMAND NOTES,
  CONTINUED:
Insurance (1.2%):
     $ 5,000    TransAmerica Corp., 5.36%,
                  8/9/96.....................  $  4,994
                                               ---------
Mining (1.1%):
       5,000    RTZ America Inc., 5.30%,
                  8/22/96....................     4,985
                                               ---------
Multiple Industry (6.9%):
      10,000    BTR Dunlop Finance Inc.,
                  5.37%, 8/7/96..............     9,991
       5,000    BTR Dunlop Finance Inc.,
                  5.27%, 8/26/96.............     4,982
       5,000    BTR Dunlop Finance Inc.,
                  5.40%, 9/16/96.............     4,965
      10,000    General Electric Capital
                  Corp., 5.29%, 9/5/96.......     9,949
                                               ---------
                                                 29,887
                                               ---------
Retail (3.5%):
       5,000    J.C. Penney Funding Corp.,
                  5.38%, 8/7/96..............     4,996
      10,000    J.C. Penney Funding Corp.,
                  5.34%, 8/29/96.............     9,958
                                               ---------
                                                 14,954
                                               ---------
Technology (1.7%):
       7,200    Hewlett Packard Co., 5.29%,
                  8/27/96....................     7,172
                                               ---------
Tobacco & Tobacco Products (1.2%):
       5,000    B.A.T. Capital Corp., 5.33%,
                  8/16/96....................     4,989
                                               ---------


                                   Continued

                                      LOGO

LOGO
                         DIVERSIFIED OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
                              Amounts in Thousands

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
COMMERCIAL PAPER/MASTER DEMAND NOTES,
  CONTINUED:
Trading Company (3.5%):
     $10,000    Cargill Financial Services
                  Corp. 5.33%, 8/16/96.......  $  9,978
       5,000    Cargill Inc., 5.35%,
                  8/2/96.....................     4,999
                                               ---------
                                                 14,977
                                               ---------
Telecommunications (3.5%):
      10,000    AT&T Corp., 5.30%, 8/8/96....     9,990
       5,000    AT&T Corp., 5.42%, 9/18/96...     4,964
                                               ---------
                                                 14,954
                                               ---------
Utility (2.3%):
      10,000    National Rural Utilities
                  Co-op. Finance Corp.,
                  5.37%, 8/9/96..............     9,988
                                               ---------
   Total Commercial Paper / Master Demand
    Notes                                       290,670
                                               ---------
MEDIUM TERM NOTES/CORPORATE BONDS (2.9%):
Banking (2.3%):
      10,000    Sanwa Business Credit Corp.,
                  5.56%, 12/4/96 *...........    10,000
                                               ---------
    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
Manufacturing--Consumer Goods (0.6%):
     $ 2,500    Gillette Co., 4.75%,
                  8/15/96....................  $  2,499
                                               ---------
   Total Medium Term Notes/Corporate Bonds
                                                 12,499
                                               ---------
U.S. TREASURY BILLS (2.3%):
      10,000    4.62%, 2/6/97................     9,757
                                               ---------
   Total U.S. Treasury Bills                      9,757
                                               ---------
   Total Investments, at value                  413,900
                                               ---------
REPURCHASE AGREEMENTS (5.0%);
      21,502    C.S. First Boston Corp.,
                  5.62%, 8/1/96
                  (Collateralized by 18,006
                  U.S. Treasury Bonds, 8.75%,
                  8/15/20, market value
                  $21,970)...................    21,502
                                               ---------
   Total Repurchase Agreements                   21,502
                                               ---------
   Total                                       $435,402 (a)
                                               ==========

------------
Percentages indicated are based on net assets of $430,727.

(a) Cost for federal income tax and financial reporting purposes are the same.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity arrangements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on July 31, 1996.

                       See notes to financial statements.

                                      LOGO

LOGO
                       U.S. GOVERNMENT OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

  PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT                DESCRIPTION             COST
-------------   -----------------------------  ---------
U.S. TREASURY BILLS (4.3%):
     $10,000    4.62%, 2/6/97................  $  9,757
                                               --------
   Total U.S. Treasury Bills                      9,757
                                               --------
U.S. GOVERNMENT AGENCIES (78.6%):
Federal Home Loan Bank:
       7,500    Discount note, 5.32%,
                  8/14/96....................     7,486
       5,000    Discount note, 5.22%,
                  8/20/96....................     4,986
       5,000    Discount note, 5.31%,
                  9/25/96....................     4,959
       5,000    Discount note, 5.19%,
                  10/15/96...................     4,946
       5,000    Discount note, 5.37%,
                  11/1/96....................     4,931
       5,000    Discount note, 5.25%,
                  11/4/96....................     4,931
       5,000    Discount note, 5.19%,
                  1/14/97....................     4,881
       5,000    Discount note, 5.21%,
                  1/21/97....................     4,875
       4,610    5.26%, 1/29/97...............     4,610
Federal Home Loan Mortgage Corp.:
       5,000    Discount note, 5.34%,
                  9/16/96....................     4,966
Federal National Mortgage Assoc.:
       5,000    Discount note, 5.30%,
                  8/1/96.....................     5,000
       5,000    Discount note, 5.25%,
                  8/15/96....................     4,990
       5,000    Discount note, 5.24%,
                  8/21/96....................     4,985
       5,000    Discount note, 5.33%,
                  9/9/96.....................     4,971
       5,000    Discount note, 5.35%,
                  9/10/96....................     4,970
       5,000    Discount note, 5.34%,
                  9/11/96....................     4,970
      10,000    Discount note, 5.27%,
                  9/17/96....................     9,931
       5,000    Discount note, 5.26%,
                  9/23/96....................     4,961
       5,540    Discount note, 5.30%,
                  9/24/96....................     5,496

  PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT                DESCRIPTION             COST
-------------   -----------------------------  ---------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Federal National Mortgage Assoc., continued:
     $ 5,000    Discount note, 5.38%,
                  10/15/96...................  $  4,944
       5,000    Discount note, 5.29%,
                  12/6/96....................     4,907
       6,940    7.60%, 1/10/97...............     6,999
      20,000    5.30%, 5/5/97 *..............    19,987
Overseas Private Investment Corp.:
      20,000    5.40%, 1/15/09 *.............    20,000
Student Loan Marketing Assoc.:
      10,000    5.57%, 9/23/96 *.............     9,999
      10,000    5.49%, 7/18/97 *.............    10,000
                                               --------
   Total U.S. Government Agencies               178,681
                                               --------
   Total Investments, at value                  188,438
                                               --------
REPURCHASE AGREEMENTS (17.2%):
      39,183    C. S. First Boston Corp.,
                  5.62%, 8/1/96
                (Collateralized by 32,811
                U.S. Treasury Bonds,
                8.75%, 8/15/20, market
                value--$40,034)..............    39,183
                                               --------
   Total Repurchase Agreements                   39,183
                                               --------
   Total                                       $227,621 (a)
                                               ========

------------

Percentages indicated are based on net assets of $227,197.

(a) Cost for federal income tax and financial reporting purposes are the same.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1996.

                       See notes to financial statements.

                                      LOGO

LOGO                 100% U.S. TREASURY OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
U.S. TREASURY BILLS (85.5%):
     $ 1,355    4.99%, 8/1/96*...............  $  1,355
      15,000    5.00%, 8/8/96*...............    14,985
       2,303    5.01%, 8/8/96*...............     2,301
       2,226    5.02%, 8/8/96*...............     2,224
       5,000    5.03%, 8/8/96*...............     4,995
       5,000    5.04%, 8/8/96*...............     4,995
      10,192    4.96%, 8/15/96*..............    10,172
       7,425    5.01%, 8/15/96*..............     7,411
       5,000    5.03%, 8/15/96*..............     4,990
       2,777    5.04%, 8/15/96*..............     2,772
       1,067    4.95%, 8/22/96*..............     1,064
      10,000    4.98%, 8/22/96*..............     9,971
      10,000    5.02%, 8/22/96*..............     9,971
       2,000    5.48%, 8/22/96*..............     1,993
       2,500    5.50%, 8/22/96*..............     2,492
       4,744    4.98%, 8/29/96*..............     4,725
      10,000    5.05%, 8/29/96*..............     9,961
       2,023    5.04%, 9/5/96*...............     2,013
         312    5.06%, 9/5/96*...............       310
       4,572    5.07%, 9/5/96*...............     4,550
         865    5.08%, 9/5/96*...............       861
      15,000    5.10%, 9/5/96*...............    14,925
       3,640    5.04%, 9/12/96*..............     3,618
         892    5.07%, 9/12/96*..............       887
       5,000    5.10%, 9/12/96*..............     4,970
       7,703    5.11%, 9/12/96*..............     7,657
       5,225    5.12%, 9/12/96*..............     5,193
         385    5.07%, 9/19/96*..............       382
       6,651    5.09%, 9/19/96*..............     6,605
       5,410    5.11%, 9/19/96*..............     5,373
       4,828    5.13%, 9/19/96*..............  $  4,794

    PRINCIPAL             SECURITY             AMORTIZED
     AMOUNT              DESCRIPTION             COST
    ---------   -----------------------------  ---------
U.S. TREASURY BILLS, CONTINUED:
     $ 5,936    5.14%, 9/19/96*..............     5,895
       5,000    5.04%, 10/3/96*..............     4,956
       1,227    5.09%, 10/3/96*..............     1,216
       3,162    5.11%, 10/3/96*..............     3,134
       3,077    5.11%, 10/10/96*.............     3,046
       5,000    5.15%, 10/10/96*.............     4,950
       5,000    5.05%, 10/17/96*.............     4,946
       2,034    5.09%, 10/17/96*.............     2,012
       7,639    5.11%, 10/17/96*.............     7,556
       4,000    5.07%, 10/24/96*.............     3,953
       5,000    5.12%, 10/24/96*.............     4,940
       5,000    5.34%, 1/9/97*...............     4,881
       5,000    5.24%, 1/23/97*..............     4,873
       5,000    4.91%, 2/6/97*...............     4,871
       5,000    5.11%, 2/6/97*...............     4,866
       5,000    5.16%, 4/3/97*...............     4,825
       5,000    5.32%, 4/3/97*...............     4,819
                                               --------
 Total U.S. Treasury Bills                      234,254
                                               --------
U.S. TREASURY NOTES (12.8%):
      10,000    7.25%, 8/31/96...............    10,013
      10,000    7.25%, 8/31/96...............    10,011
      10,000    6.63%, 3/31/97...............    10,072
       5,000    6.50%, 4/30/97...............     5,031
                                               --------
 Total U.S. Treasury Notes                       35,127
                                               --------
U.S. TREASURY STRIPS (1.8%):
       5,000    5.12%, 11/15/96*.............     4,925
                                               --------
 Total U.S. Treasury Strips                       4,925
                                               --------
 Total                                         $274,306 (a)
                                               ========

------------
Percentages indicated are based on net assets of $273,963.

(a) Cost for federal income tax and financial reporting purposes are the same.

* Discount yield at date of purchase.

                       See notes to financial statements.
                                      LOGO

LOGO
                           CALIFORNIA TAX-FREE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

SHARES OR
PRINCIPAL                                        SECURITY                                        AMORTIZED
 AMOUNT                                         DESCRIPTION                                        COST
---------   -----------------------------------------------------------------------------------  ---------
MUNICIPAL SECURITIES $(90.1%):
California (90.1%)
 $ 5,025    Contra Costa County, Park Regency, Series 1992, 3.70%, 8/1/32, AMT*................  $  5,025
   2,500    Department of Water Resources, 3.35%, 11/29/96.....................................     2,500
   3,300    Health Facilities Authority, Enloe Memorial Hospital, 3.00%, 1/1/16*...............     3,300
   6,800    Health Facilities Authority, Memorial Health Services, 3.25%, 10/1/24*.............     6,800
   6,600    Health Finance Authority, Catholic Healthcare West, 3.25%, 7/1/05*.................     6,600
     900    Health Finance Authority, Catholic Healthcare West, 3.25%, 7/1/09*.................       900
   6,900    Health Finance Authority, Kaiser Permanente Series, 3.25%, 5/1/28*.................     6,900
   1,700    Health Finance Authority, Pooled Program, Series 1990 A, 3.40%, 9/1/20*............     1,700
   2,400    Health Finance Authority, Pooled Program, Series B, 3.40%, 10/1/10*................     2,400
   1,200    Health Finance Authority, Santa Barbara Cottage, 3.25%, 9/1/15*....................     1,200
   1,000    Health Finance Authority, Santa Barbara Cottage, Series B, 3.25%, 9/1/05*..........     1,000
   1,200    Kern County Public Facilities, Project Series B, 3.35%, 8/1/06*....................     1,200
   1,700    Lancaster Multi-Family Housing, Westwood Park Apartments, 3.40%, 12/1/07*..........     1,700
   6,800    Los Angeles County Metro Transportation Authority, Union Station Gateway Project,       6,800
              3.25%, 7/2/25*...................................................................
   4,700    Los Angeles County Transportation, 3.40%, 7/1/12*..................................     4,700
     700    Los Angeles Multi-Family Housing, Crescent Gardens, 3.40%, 7/1/14*.................       700
   3,700    Los Angeles Multi-Family Housing, Series K, 3.25%, 7/1/10*.........................     3,700
   7,500    Los Angeles Multi-Family Housing, Southpark Apartment Project, 3.55%, 12/1/05*.....     7,500
   3,700    Metropolitan Water District of Southern California, 3.25%, 6/1/23..................     3,700
   2,800    Oxnard Housing Authority, Seawood Apartments Project, 3.65%, 12/1/20, AMT*.........     2,800
   7,200    Pollution Control Finance Authority, Burney Forest 1988, 3.70%, 9/1/20, AMT*.......     7,200
   1,900    Pollution Control Finance Authority, Delano Project 1989, 3.65%, 8/1/19, AMT*......     1,900
   2,310    Pollution Control Finance Authority, Delano Project 1990, 3.65%, 8/1/19, AMT*......     2,310
   3,000    Pollution Control Finance Authority, Delano Project 1991, 3.65%, 8/1/19, AMT*......     3,000
   2,600    Pollution Control Finance Authority, Honey Lake Power Project, Series 88, 3.65%,
              9/1/18, AMT......................................................................     2,600
   1,700    Pollution Control Finance Authority, North County Recycling Center, Series B,
              3.40%, 7/1/17*...................................................................     1,700
     500    Pollution Control Finance Authority, Pacific Gas & Electric, Series 88C, 3.35%,
              8/15/96..........................................................................       500

                                   Continued

                                      LOGO

LOGO
                           CALIFORNIA TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
                              Amounts in Thousands

SHARES OR
PRINCIPAL                                        SECURITY                                        AMORTIZED
 AMOUNT                                         DESCRIPTION                                        COST
                                                                                                 --------
                                                               MUNICIPAL SECURITIES, CONTINUED:
                                                                         California, continued:
 $ 3,200    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.55%,  $  3,200
              9/24/96..........................................................................
   1,000    Pollution Control Finance Authority, Southern California Edison, Series 85D, 3.35%,     1,000
              9/10/96..........................................................................
   2,600    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.55%,     2,600
              9/6/96...........................................................................
     500    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.60%,       500
              1/15/97..........................................................................
   1,550    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.15%,     1,550
              8/1/96...........................................................................
     500    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.20%,       500
              9/10/96..........................................................................
   4,000    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.35%,     4,000
              10/1/96..........................................................................
   1,200    Pollution Control Finance Authority, Southern California Edison, Series 85C, 3.45%,     1,200
              11/14/96.........................................................................
   1,100    Pollution Control Finance Authority, Southern California Edison, Series 86A, 3.40%,     1,100
              2/28/08*.........................................................................
   1,400    Pollution Control Finance Authority, Southern California Edison, Series 86B, 3.40%,     1,400
              2/28/08*.........................................................................
   2,000    Pollution Control Finance Authority, Southern California Edison, Series 86C, 3.40%,     2,000
              2/28/08..........................................................................
   2,200    Pollution Control Finance Authority, Southern California Edison, Series 86D, 3.40%,     2,200
              2/28/08..........................................................................
   2,200    Sacramento County Multi-Family Housing Authority, River Oaks Apartments, 3.55%,         2,200
              9/15/07*.........................................................................
   5,000    San Bernardino County, TRANs, 4.50%, 6/30/97.......................................     5,027
     500    San Jose, Multi-Family Housing, Somerset Park, 3.55%, 11/1/17, AMT*................       500
   2,900    SCAPPA, Revenue, 91 Refunding Series, 3.40%, 7/1/19*...............................     2,900
   3,000    State of California, Tax Exempt Commercial Paper, 3.10%, 8/7/96....................     3,000
   1,000    State of California, Tax Exempt Commercial Paper, 3.35%, 11/14/96..................     1,000
   2,000    State of California, Tax Exempt Commercial Paper, 3.55%, 9/13/96...................     2,000
   6,865    Statewide Community Development Authority, Series 95A, 3.45%, 5/15/25*.............     6,866
     900    Vacaville Multi-Family Housing, The Sycamores Apartments, 3.40%, 4/1/05*...........       900
   1,000    Walnut Creek Multi-Family Housing, Creekside Drive Apartments, 3.40%, 4/1/07*......     1,000
                                                                                                 --------
   Total Municipal Securities                                                                     136,978
                                                                                                 --------

                                   Continued

                                      LOGO

LOGO                    CALIFORNIA TAX-FREE FUND

                                 JULY 31, 1996
                              Amounts in Thousands

SHARES OR
PRINCIPAL                                        SECURITY                                        AMORTIZED
 AMOUNT                                         DESCRIPTION                                        COST
---------   -----------------------------------------------------------------------------------  ---------
INVESTMENT COMPANIES $(7.6%):
   5,214    Goldman Sachs California Tax-Exempt Money Market Fund..............................  $  5,214
   6,312    Provident California Money Market Fund.............................................     6,312
                                                                                                 --------
  Total Investment Companies                                                                       11,526
                                                                                                 --------
  Total                                                                                          $148,504 (a)
                                                                                                 ========

------------
Percentages indicated are based on net assets of $151,979.

(a)  Cost for federal income tax and financial reporting purposes are the same.
  *  Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1996.
   AMT      Alternative Minimum Tax Paper
   TRANs    Tax Revenue Anticipation Notes

                       See notes to financial statements.

                                      LOGO

LOGO                               BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
                              Amounts in Thousands

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
ASSET BACKED SECURITIES (17.4%):
     $   374    Advanta Mortgage Loan Trust,
                  7.90%, 3/25/07...............  $   375
       1,000    Carco Auto Loan Master Trust,
                  Series 1994-2, 7.88%,
                  8/15/97......................    1,018
         860    Carco Auto Loan Master Trust,
                  Series 1991-3,
                  7.88%,3/15/98................      869
       1,125    Contimortgage Home Equity Loan
                  Trust, 8.09%, 9/15/09........    1,144
       1,000    Contimortgage Home Equity Loan
                  Trust, 8.05%, 7/15/12........    1,016
       1,200    EQCC Home Equity Loan Trust,
                  7.80%, 12/15/10..............    1,196
       1,250    Green Tree Financial Corp.,
                  6.80%, 1/15/26...............    1,221
         500    MBNA Credit Card, 7.25%,
                  6/15/99......................      502
         738    Mid State Trust 4, 8.33%,
                  4/1/30.......................      765
         531    Premier Auto Receivable Trust,
                  4.90%, 10/15/98..............      525
       1,000    Standard Credit Card Master
                  Trust, 4.65%, 3/7/99.........      987
         600    UCFC Home Equity Loan, 7.78%,
                  12/10/06.....................      608
         496    UFSB Grantor Trust, 5.08%,
                  5/15/00......................      489
                                                 -------
  Total Asset Backed Securities                   10,715
                                                 -------
COLLATERALIZED MORTGAGE OBLIGATIONS (14.4%):
Bear Stearns Secured Investors:
         500    7.50%, 1/20/99.................      504
Country Wide Mortgage:
       1,021    6.75%, 3/25/08.................      995
Federal Home Loan Mortgage Corp.:
       1,500    6.25%, 1/15/24.................    1,347

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Federal National Mortgage Assoc.:
     $ 2,000    6.20%, 9/25/02.................  $ 1,928
       1,500    6.50%, 3/25/13.................    1,421
GE Capital Mortgage Service, Inc.:
       1,850    6.50%, 1/25/24.................    1,740
Residential Funding Mortgage:
         950    6.75%, 11/25/07................      910
                                                 -------
  Total Collateralized Mortgage Obligations        8,845
                                                 -------
CORPORATE BONDS (24.7%):
Automotive (3.9%):
       2,290    General Motors Acceptance
                  Corp., 8.00%, 10/1/99........    2,364
                                                 -------
Banking (5.2%):
       1,785    Bank of America, 6.00%,
                  7/15/97......................    1,779
         600    Citicorp, 6.75%, 8/15/05.......      572
         900    U.S. Bancorp, 6.75%,
                  10/15/05.....................      858
                                                 -------
                                                   3,209
                                                 -------
Computer Hardware (1.4%):
         800    IBM Corp., 8.38%, 11/1/19......      861
                                                 -------
Financial Services (1.0%):
         650    Golden West Financial, 6.70%,
                  7/1/02.......................      634
                                                 -------
Governments (Foreign) (2.7%):
         825    Hydro-Quebec, 8.05, 7/7/24.....      869
         785    Norske Hydro, 7.75, 6/15/23....      786
                                                 -------
                                                   1,655
                                                 -------
Industrial Goods & Services (1.3%):
         860    Caterpillar Tractor Co., 6.00%,
                  5/1/07.......................      772
                                                 -------
Retail Stores (5.8%):
         980    J.C. Penney Inc., 6.00%,
                  5/1/06.......................      883
         900    Sears Roebuck Co., 9.25%,
                  8/1/97.......................      925

                                   Continued

                                      LOGO

LOGO                               BOND FUND

                                 JULY 31, 1996
                              Amounts in Thousands

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
CORPORATE BONDS, CONTINUED:
Retail Stores, continued:
     $ 1,850    Wal-Mart Stores, 6.38,
                  3/1/03.......................  $ 1,785
                                                 -------
                                                   3,593
                                                 -------
Telecommunications (3.4%):
       1,500    Bell Atlantic-Maryland, 8.00%,
                  10/15/29.....................    1,581
         500    New England Telephone &
                  Telegraph, 7.88%, 11/15/29...      524
                                                 -------
                                                   2,105
                                                 -------
  Total Corporate Bonds                           15,193
                                                 -------
U.S. GOVERNMENT AGENCIES (19.6%):
Federal Home Loan Bank:
         300    8.38%, 10/25/99................      315
Federal National Mortgage Assoc.:
       1,000    9.05%, 4/10/00.................    1,074
       1,750    5.45%, 10/10/03................    1,610
       1,625    6.50%, 3/1/24, Pool # 276510...    1,526
       1,659    8.50%, 5/1/25, Pool # 303300...    1,696
       1,018    6.50%, 5/1/26, Pool # 342718...      950
Government National Mortgage Association:
       1,836    6.50%, 6/15/23, Pool #
                  354601.......................    1,717
         616    6.50%, 12/15/23, Pool #
                  369270.......................      574
         823    7.50%, 1/15/24, Pool #
                  352844.......................      811
         157    7.50%, 1/15/24, Pool #
                  360285.......................      154
          34    7.50%, 1/15/24, Pool #
                  362734.......................       34
         299    7.50%, 1/15/24, Pool #
                  368677.......................      294

  PRINCIPAL                SECURITY              MARKET
   AMOUNT                 DESCRIPTION             VALUE
-------------   -------------------------------  -------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Government National Mortgage Assoc., continued:
     $   371    7.50%, 2/15/24, Pool #
                  353297.......................  $   366
          70    7.50%, 2/15/24, Pool #
                  336245.......................       69
         906    7.00%, 4/15/24, Pool #
                  392055.......................      869
                                                 -------
  Total U.S. Government Agencies                  12,059
                                                 -------
U.S. TREASURY BONDS (16.4%):
       1,500    10.38%, 11/15/12...............    1,894
       2,500    7.25%, 5/15/16.................    2,546
       2,360    8.75%, 8/15/20.................    2,804
       2,800    7.13%, 2/15/23.................    2,813
                                                 -------
  Total U.S. Treasury Bonds                       10,057
                                                 -------
U.S. TREASURY NOTES (3.1%):
       1,000    8.13%, 2/15/98.................    1,029
         430    9.00%, 5/15/98.................      450
         420    8.50%, 11/15/00................      451
                                                 -------
  Total U.S. Treasury Notes                        1,930
                                                 -------
  Total Investments, at value                     58,799
                                                 -------
REPURCHASE AGREEMENTS (3.6%):
       2,237    C.S. First Boston Corp., 5.62%,
                  8/1/96 (Collateralized by
                  2,046 U.S. Treasury Bonds,
                  8.75%, 11/15/08, market
                  value--$2,287)...............    2,237
                                                 -------
  Total Repurchase Agreements                      2,237
                                                 -------
  Total (Cost--$61,591)(a)                       $61,036
                                                 =======

------------
Percentages indicated are based on net assets of $61,531.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation............................................   $  816
                    Unrealized depreciation............................................   (1,371)
                                                                                          ------
                    Net unrealized depreciation........................................   $ (555)
                                                                                          ======

                       See notes to financial statements.

                                      LOGO

LOGO                    INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS (97.8%):
Aerospace (2.0%):
       153,100    B.F. Goodrich Co...........  $  5,550
                                               --------
Banks (12.7%):
       213,650    Banc One Corp..............     7,398
        82,200    BankAmerica Corp...........     6,555
       122,800    Fleet Financial Group,
                    Inc......................     4,973
        77,900    J. P. Morgan & Co..........     6,699
        82,700    National City Corp.........     2,864
        95,050    U.S. Bancorp...............     3,256
        64,700    Wachovia Corp..............     2,863
                                               --------
                                                 34,608
                                               --------
Beverages (2.0%):
        72,000    Anheuser-Busch Co..........     5,382
                                               --------
Business Equipment & Services (0.6%):
        34,600    Pitney Bowes, Inc..........     1,678
                                               --------
Chemicals-Petroleum & Inorganic (2.1%):
        77,200    Dow Chemical Co............     5,742
                                               --------
Chemicals-Specialty (1.8%):
        55,200    Betz Labs, Inc.............     2,505
        83,500    Witco Corp.................     2,421
                                               --------
                                                  4,926
                                               --------
Commercial Goods & Services (1.2%):
        87,000    National Services
                    Industries, Inc..........     3,317
                                               --------
Consumer Goods & Services (1.2%):
        36,600    Clorox Co..................     3,326
                                               --------
Cosmetics & Toiletries (0.9%):
        56,300    International Flavors &
                    Fragrances, Inc..........     2,407
                                               --------
Electrical Equipment (1.0%):
        70,800    Thomas & Betts Corp........     2,584
                                               --------

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Environmental Services (0.3%):
        37,700    Browning-Ferris Industries,
                    Inc......................  $    844
                                               --------
Financial Services (3.2%):
       105,100    American General Corp......     3,652
        33,800    Beneficial Corp............     1,825
       106,700    Federal National Mortgage
                    Assoc....................     3,388
                                               --------
                                                  8,865
                                               --------
Food & Related (2.6%):
        94,300    General Mills, Inc.........     5,116
        63,150    H.J. Heinz Co..............     2,092
                                               --------
                                                  7,208
                                               --------
Forest & Paper Products (4.8%):
        43,700    Georgia-Pacific Corp.......     3,267
        92,470    International Paper Co.....     3,502
       154,700    Weyerhaeuser Co............     6,459
                                               --------
                                                 13,228
                                               --------
Health Care (5.9%):
        77,000    Bristol-Myers Squibb Co....     6,670
       102,000    Pharmacia & Upjohn Co......     4,208
        48,800    SmithKline Beecham PLC
                    ADR......................     2,623
        44,100    Warner-Lambert Co..........     2,403
                                               --------
                                                 15,904
                                               --------
Insurance-Life (0.8%):
        45,125    Jefferson Pilot Corp.......     2,369
                                               --------
Insurance-Multiline (1.8%):
        53,600    Marsh & McLennan Cos.,
                    Inc......................     4,857
                                               --------

                                   Continued

                                      LOGO

LOGO
                              INCOME EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
-------------   -------------------------------  -------
COMMON STOCKS, CONTINUED:
Insurance-Property & Casualty (3.1%):
        42,500    Lincoln National Corp......  $  1,812
        78,300    SAFECO Corp................     2,696
        70,800    St. Paul Cos., Inc.........     3,664
                                               --------
                                                  8,172
                                               --------
Machinery & Equipment (1.2%):
        80,900    Cooper Industries, Inc.....     3,185
                                               --------
Medical Equipment & Supplies (0.6%):
        39,000    Baxter International,
                    Inc......................     1,623
                                               --------
Motor Vehicle Parts (0.9%):
        58,500    Genuine Parts Co...........     2,479
                                               --------
Motor Vehicles (0.9%):
        86,600    Chrysler Corp..............     2,457
                                               --------
Multiple Industry (3.1%):
        43,300    General Electric Co........     3,567
        76,000    Minnesota Mining &
                    Manufacturing Co.........     4,940
                                               --------
                                                  8,507
Petroleum-Domestic (4.5%):
        73,200    Atlantic Richfield Co......     8,491
        83,400    Dresser Industries Inc.....     2,252
        41,700    Phillips Petroleum Co......     1,647
                                               --------
                                                 12,390
                                               --------
Petroleum-Internationals (7.3%):
        95,300    Amoco Corp.................     6,373
        58,300    Chevron Corp...............     3,374
        52,300    Exxon Corp.................     4,302
        68,500    Texaco, Inc................     5,822
                                               --------
                                                 19,871
                                               --------
Publishing (0.9%):
        61,400    McGraw-Hill, Inc...........     2,395
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
-------------   -------------------------------  -------
COMMON STOCKS, CONTINUED:
Railroad (0.5%):
        20,500    Union Pacific Corp.........  $  1,404
                                               --------
Retail-General Merchandise (4.1%):
       173,100    J.C. Penney, Inc...........     8,612
        59,000    May Department Stores
                    Co.......................     2,647
                                               --------
                                                 11,259
                                               --------
Telecommunications (7.2%):
        25,600    Ameritech Corp.............     1,421
        67,300    Bell Atlantic Corp.........     3,979
        63,400    BellSouth Corp.............     2,599
       118,500    GTE Corp...................     4,888
        91,300    Nynex Corp.................     4,097
        86,170    U.S. West, Inc.............     2,618
                                               --------
                                                 19,602
                                               --------
Tobacco (6.5%):
        94,500    American Brands, Inc.......     4,300
        85,400    Phillip Morris Cos.,
                    Inc......................     8,935
       139,400    UST, Inc...................     4,635
                                               --------
                                                 17,870
                                               --------
Utilities-Electric (8.3%):
       123,400    Baltimore Gas & Electric
                    Co.......................     3,178
       115,400    Central & South West
                    Corp.....................     3,087
        36,600    Dominion Resources.........     1,377
        72,500    Florida Progress Corp......     2,429
        70,000    PacifiCorp.................     1,461
       118,900    Teco Energy, Inc...........     2,764
       102,400    Texas Utilities Co.........     4,301
       147,200    Wisconsin Energy Corp......     3,919
                                               --------
                                                 22,516
                                               --------

                                   Continued

                                      LOGO

LOGO
                              INCOME EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities--Gas & Pipeline (3.8%):
       128,200    Consolidated Natural Gas
                    Co.......................  $  6,458
        44,100    Nicor, Inc.................     1,251
        51,500    Tenneco, Inc...............     2,537
                                               --------
                                                 10,246
                                               --------
  Total Common Stocks                           266,771
                                               --------
  Total Investments, at value                   266,771
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
REPURCHASE AGREEMENTS (1.8%):
    $4,857,527    C. S. First Boston Corp.,
                    5.62%, 8/1/96
                    (Collateralized by 3,888
                    U.S. Treasury Bonds,
                    10.38%, 11/15/12, market
                    value--$4,961)...........  $  4,858
                                               --------
  Total Repurchase Agreements                     4,858
                                               --------
  Total (Cost--$237,280)(a)                    $271,629
                                               ========

------------

Percentages indicated are based on net assets of $272,803.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $64 (amount in thousands). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation..........................................   $ 38,217
                    Unrealized depreciation..........................................     (3,932)
                                                                                        --------
                    Net unrealized appreciation......................................   $ 34,285
                                                                                         =======

ADR -- American Depository Receipt
PLC -- Public Limited Company

                       See notes to financial statements.

                                      LOGO

LOGO
                                BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
ASSET BACKED SECURITIES (4.0%)
    $  205,000    Carco Auto Loan Master
                    Trust, Series 1994-2,
                    7.88%, 3/15/98...........  $    207
       190,000    Carco Auto Loan Master
                    Trust, Series 1991-3,
                    7.88%, 8/15/97...........       194
       200,000    Contimortgage Home Equity
                    Loan Trust, 8.09%,
                    9/15/09..................       203
       200,000    Contimortgage Home Equity
                    Loan Trust, 7.44%,
                    9/15/12..................       197
       250,000    Green Tree Financial Corp.,
                    6.80%, 1/15/26...........       244
       400,000    Standard Credit Card
                    MasterTrust, 4.65%,
                    3/7/99...................       395
       165,324    UFSB Grantor Trust, 5.08%,
                    5/15/00..................       163
                                               --------
   Total Asset Backed Securities                  1,603
                                               --------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%):
        86,516    Country Wide Mortgage,
                    6.75%, 3/25/08...........        84
       500,000    Federal Home Loan Mortgage
                    Corp., 6.25%, 1/15/24....       449
       250,000    GE Capital Mortgage
                    Service, Inc., 1994-1,
                    6.50%, 1/25/24...........       235
       175,000    Residential Funding
                    Mortgage, 6.75%,
                    11/25/07.................       168
                                               --------
   Total Collateralized Mortgage Obligations
                                                    936
                                               --------

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS (52.6%):
Aerospace (0.5%):
         5,800    B.F. Goodrich Co...........  $    210
                                               --------
Air Transportation (0.4%):
         1,300    Federal Express Corp.
                    (b)......................       101
         2,200    Southwest Airlines Co......        55
                                               --------
                                                    156
                                               --------
Banks (3.9%):
         2,970    Banc One Corp..............       103
         4,800    BankAmerica Corp...........       383
         3,300    Chase Manhattan Corp.......       229
         8,000    Fleet Financial Group,
                    Inc......................       324
         1,300    J.P. Morgan & Co...........       112
         3,300    National City Corp.........       114
         6,000    Norwest Corp...............       213
         2,400    Wachovia Corp..............       106
                                               --------
                                                  1,584
                                               --------
Beverages (2.5%):
         6,200    Anheuser-Busch Co..........       463
         5,600    Coca-Cola Co...............       263
         8,200    PepsiCo, Inc...............       259
                                               --------
                                                    985
                                               --------
Building Materials (0.4%):
         5,600    Masco Corp.................       156
                                               --------
Business Equipment & Services (0.6%):
         1,900    Dun & Bradstreet Corp......       109
         2,800    Pitney Bowes, Inc..........       136
                                               --------
                                                    245
                                               --------

                                   Continued

                                      LOGO

LOGO
                                BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Chemicals--Petroleum & Inorganic (0.9%):
         1,400    Dow Chemical Co............  $    104
         1,400    duPont, (E.I.) de Nemours
                    Co.......................       113
         5,000    Monsanto Corp..............       156
                                               --------
                                                    373
                                               --------
Chemicals--Specialty (0.3%):
         3,000    Betz Labs, Inc.............       136
                                               --------
Commercial Goods & Services (0.3%):
         3,000    National Services
                    Industries, Inc..........       114
                                               --------
Computers--Main & Mini (0.5%):
         2,000    International Business
                    Machines Corp............       216
                                               --------
Computers (0.3%):
         2,800    Seagate Technology, Inc.
                    (b)......................       136
                                               --------
Computer Software (1.0%):
         1,900    Electronic Data Systems
                    Corp. (b)................       101
         1,300    Microsoft Corp. (b)........       153
         2,400    Shared Medical Systems
                    Corp.....................       132
                                               --------
                                                    386
                                               --------
Construction Materials (0.3%):
         3,700    Fleetwood Enterprises,
                    Inc......................       112
                                               --------
Cosmetics & Toiletries (0.8%):
         2,900    Colgate-Palmolive Co.......       228
         2,600    International Flavors &
                    Fragrances, Inc..........       111
                                               --------
                                                    339
                                               --------
Defense (0.7%):
         5,400    Raytheon Co................       262
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Electrical Equipment (4.5%):
         7,600    AMP, Inc...................  $    294
         2,600    Duracell International,
                    Inc......................       117
         2,500    Emerson Electric Co........       211
         7,700    General Electric Co........       634
         5,600    Intel Corp.................       421
         3,300    Thomas & Betts Corp........       120
                                               --------
                                                  1,797
                                               --------
Electronics (0.6%):
         4,800    Motorola, Inc..............       259
                                               --------
Electronic Instruments (0.4%):
         4,100    Texas Instruments, Inc.....       177
                                               --------
Environmental Services (0.3%):
         6,000    Browning-Ferris Industries,
                    Inc......................       134
                                               --------
Financial Services (1.2%):
         6,600    American General Corp......       230
         7,600    Federal National Mortgage
                    Assoc....................       241
                                               --------
                                                    471
                                               --------
Food & Related (1.6%):
         3,700    General Mills, Inc.........       201
         6,450    H. J. Heinz Co.............       213
         1,500    Hershey Foods Corp.........       123
         1,700    Ralston-Purina Co..........       107
                                               --------
                                                    644
                                               --------
Forest & Paper Products (1.4%):
         2,700    Georgia Pacific Corp.......       202
         2,200    International Paper Co.....        83

                                   Continued

                                      LOGO

LOGO
                                BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Forest & Paper Products, continued:
         1,500    Kimberly Clark Corp........  $    114
         4,000    Weyerhaeuser Co............       167
                                               --------
                                                    566
                                               --------
Health Care--General (1.1%):
         2,500    Bristol-Myers Squibb Co....       217
         5,000    Johnson & Johnson..........       239
                                               --------
                                                    456
                                               --------
Hospital Supply & Management (0.5%):
         4,100    Columbia/HCA Healthcare
                    Corp.....................       210
                                               --------
Household--General Products (0.4%):
         6,100    Rubbermaid, Inc............       175
                                               --------
Insurance--Life (0.3%):
         2,250    Jefferson Pilot Corp.......       118
                                               --------
Insurance--Multiline (0.9%):
         1,761    Allstate Corp..............        79
         3,300    Marsh & McLennan
                    Cos., Inc................       299
                                               --------
                                                    378
                                               --------
Insurance--Property & Casualty (1.0%):
         1,500    General Re Corp............       220
         2,100    Hartford Steam Boiler
                    Inspection & Insurance
                    Co.......................        92
         1,900    St. Paul Cos., Inc.........        98
                                               --------
                                                    410
                                               --------
Machinery & Equipment (0.5%):
         4,300    Snap-On, Inc...............       191
                                               --------
Manufacturing (0.7%):
           500    Imation Corp. (b)..........        11
         2,700    Ingersoll-Rand Co..........       115
         2,500    Service Corp.
                    International............       138
                                               --------
                                                    264
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Medical Equipment & Supplies (0.5%):
         5,000    Baxter International,
                    Inc......................  $    208
                                               --------
Motor Vehicle Parts (0.3%):
         2,400    Genuine Parts Co...........       102
                                               --------
Motor Vehicles (0.5%):
         5,900    Ford Motor Co..............       192
                                               --------
Multiple Industry (1.8%):
        10,800    Corning, Inc...............       398
         5,000    Minnesota Mining &
                    Manufacturing Co.........       325
                                               --------
                                                    723
                                               --------
Petroleum--Domestic (1.2%):
         1,900    Atlantic Richfield Co......       220
         6,700    Phillips Petroleum Co......       265
                                               --------
                                                    485
                                               --------
Petroleum--Internationals (3.2%):
         4,600    Amoco Corp.................       308
         5,600    Chevron Corp...............       324
         2,700    Exxon Corp.................       222
         2,000    Mobil Corp.................       221
         2,400    Texaco, Inc................       204
                                               --------
                                                  1,279
                                               --------
Petroleum--Services (0.9%):
         9,300    Baker Hughes, Inc..........       273
         2,000    Halliburton Co.............       104
                                               --------
                                                    377
                                               --------

                                   Continued

                                      LOGO

LOGO
                                BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (2.3%):
         2,600    Abbott Laboratories........  $    114
         3,800    Merck & Co., Inc...........       244
         3,300    Pfizer, Inc................       231
         1,800    Schering-Plough Corp.......        99
         4,600    Warner Lambert Co..........       251
                                               --------
                                                    939
                                               --------
Photographic Equipment (0.3%):
         1,600    Eastman Kodak Co...........       120
                                               --------
Publishing (0.6%):
         3,500    Gannett Co., Inc...........       230
                                               --------
Railroad (1.0%):
         3,100    Burlington Northern Santa
                    Fe.......................       245
         2,100    Union Pacific Corp.........       144
                                               --------
                                                    389
                                               --------
Restaurants (0.2%):
         6,800    Brinker International,
                    Inc. (b).................        89
                                               --------
Retail--General Merchandise (1.3%):
         4,400    J.C. Penney, Inc...........       219
         2,800    Sears Roebuck & Co.........       115
         6,900    Wal-Mart Stores, Inc.......       165
                                               --------
                                                    499
                                               --------
Retail--Specialty Stores (0.5%):
         5,500    Albany International, Class
                    A........................       102
         2,200    Home Depot, Inc............       111
                                               --------
                                                    213
                                               --------
Tobacco (1.2%):
         2,500    Phillip Morris Cos.,
                    Inc......................       262
         6,200    UST, Inc...................       206
                                               --------
                                                    468
                                               --------
      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Tools (0.3%):
         3,800    Stanley Works..............  $    108
                                               --------
Toys (0.3%):
         4,250    Mattel, Inc................       105
                                               --------
Utilities--Electric (2.5%):
         4,600    FPL Group, Inc.............       209
         9,500    PacifiCorp.................       198
         9,000    Potomac Electric Power
                    Co. (b)..................       217
         6,500    Public Service Enterprise
                    Group, Inc...............       170
         5,100    Texas Utilities Co.........       214
                                               --------
                                                  1,008
                                               --------
Utilities--Gas & Pipeline (0.9%):
         2,600    Consolidated Natural Gas
                    Co.......................       131
         4,100    Pacific Enterprises........       121
         1,900    Tenneco, Inc...............        94
                                               --------
                                                    346
                                               --------
Utilities--Telephone (4.0%):
        11,400    AirTouch Communications,
                    Inc. (b).................       313
         3,800    Ameritech Corp.............       211
         4,500    AT&T Corp..................       235
         5,000    BellSouth Corp.............       205
         2,100    DSC Communications
                    Corp. (b)................        63
         5,700    GTE Corp...................       235
           400    Lucent Technologies,
                    Inc......................        15
         3,500    MCI Telecommunications
                    Corp.....................        86

                                   Continued

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                                       51

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                                BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities--Telephone, continued:
         4,000    Network Equipment
                    Technologies, Inc. (b)...  $     53
         6,100    U.S. West, Inc.............       185
                                               --------
                                                  1,601
                                               --------
   Total Common Stocks                           21,141
                                               --------
CORPORATE BONDS (6.8%):
Automotive (1.6%):
    $  300,000    Ford Capital, 9.38%,
                    1/1/98...................       312
       305,000    General Motors Acceptance
                    Corp., 8.00%, 10/1/99....       315
                                               --------
                                                    627
                                               --------
Banking (1.1%):
       215,000    Bank of America, 6.00%,
                    7/15/97..................       214
       100,000    Citicorp, 6.75%, 8/15/05...        96
       150,000    U.S. Bancorp, 6.75%,
                    10/15/05.................       143
                                               --------
                                                    453
                                               --------
Beverages (0.2%):
        95,000    Bass America, Inc., 6.75%,
                    8/1/99...................        95
                                               --------
Computer Hardware (0.5%):
       200,000    IBM Corp., 8.38%,11/1/19...       215
                                               --------
Financial Services (0.2%):
       100,000    Golden West Financial
                    Corp., 6.70%, 7/1/02.....        97
                                               --------
Governments (Foreign) (0.8%):
    $  100,000    Hydro-Quebec, 8.05%,
                    7/7/24...................       106
       215,000    Norske Hydro, 7.75%,
                    6/15/23..................       215
                                               --------
                                                    321
                                               --------

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
CORPORATE BONDS, CONTINUED:
Industrial Goods & Services (0.5%):
       205,000    Caterpillar Tractor Co.,
                    6.00%, 5/1/07............  $    184
                                               --------
Retail Stores (1.1%):
       100,000    J.C. Penney, Inc., 6.00%,
                    5/1/06...................        90
       150,000    Sears Roebuck Co., 9.25%,
                    8/1/97...................       154
       200,000    Wal-Mart Stores, Inc.,
                    6.38%, 3/1/03............       193
                                               --------
                                                    437
                                               --------
Telecommunications (0.8%):
       175,000    Bell Atlantic Maryland,
                    8.00%,10/15/29...........       184
       125,000    New England Telephone &
                    Telegraph Co., 7.88%,
                    11/15/29.................       131
                                               --------
                                                    315
                                               --------
   Total Corporate Bonds                          2,744
                                               --------
U.S. GOVERNMENT AGENCIES (10.2%):
Federal National Mortgage Assoc.:
     1,350,000    5.45%, 10/10/03............     1,242
       316,003    6.50%, 3/1/24, Pool
                    #276510..................       297
       999,999    8.00%, 7/1/26..............     1,006

                                   Continued

                                      LOGO

LOGO
                                BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Government National Mortgage Assoc.
    $   95,076    6.50%, 2/15/24, Pool
                    #388599..................  $     88
       484,019    7.50%, 5/15/24, Pool
                    #386494..................       476
     1,016,375    7.00%, 2/15/26.............       972
                                               --------
   Total U.S. Government Agencies                 4,081
                                               --------
U.S. TREASURY BONDS (6.3%):
     1,150,000    7.25%, 5/15/16.............     1,171
       205,000    8.75%, 8/15/20.............       244
     1,125,000    7.13%, 2/15/23.............     1,130
                                               --------
   Total U.S. Treasury Bonds                      2,545
                                               --------
U.S. TREASURY NOTES (8.0%):
       200,000    8.13%, 2/15/98.............       206
     1,000,000    8.25%, 7/15/98.............     1,037

      SHARES
        OR
    PRINCIPAL              SECURITY             MARKET
      AMOUNT              DESCRIPTION           VALUE
    ----------    ---------------------------  --------
U.S. TREASURY NOTES, CONTINUED:
    $1,000,000    5.50%, 4/15/00.............  $    969
       500,000    8.50%, 11/15/00............       536
       500,000    5.88%, 2/15/04.............       475
                                               --------
  Total U.S. Treasury Notes                       3,223
                                               --------
  Total Investments, at value                    36,273
                                               --------
REPURCHASE AGREEMENTS (9.4%):
     3,786,776    C.S. First Boston Corp.,
                    Repurchase Agreement,
                    5.62%, 8/1/96
                    (Collateralized by 3,033
                    U.S. Treasury Bonds,
                    10.38%, 11/15/12 , market
                    value $3,870)............     3,787
                                               --------
  Total Repurchase Agreements                     3,787
                                               --------
  Total (Cost--$35,946)(a)                     $ 40,060
                                               ========

------------

Percentages indicated are based on net assets of $40,196.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $14 (amount in thousands). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation..........................................   $  4,702
                    Unrealized depreciation..........................................       (602)
                                                                                        --------
                    Net unrealized appreciation......................................   $  4,100
                                                                                         =======

(b) Represents non-income producing securities.

                       See notes to financial statements.

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                                       53

LOGO
                                 GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS (98.2%):
Aerospace (2.0%):
       24,565   B.F. Goodrich................  $    890
                                               --------
Banks (8.4%):
       10,365   BankAmerica Corp.............       827
        3,280   Barnett Banks, Inc...........       201
       16,030   Chase Manhattan..............     1,114
       16,830   Fleet Financial Group,
                  Inc........................       681
        3,825   Wells Fargo & Co.............       891
                                               --------
                                                  3,714
                                               --------
Beverages (5.4%):
        8,985   Anheuser-Busch Co............       672
       19,215   Coca-Cola Co.................       901
       26,390   PepsiCo, Inc.................       834
                                               --------
                                                  2,407
                                               --------
Business Equipment & Services (0.3%):
        9,080   OfficeMax, Inc. (b)..........       120
                                               --------
Capital Equipment (0.5%):
        3,240   Illinois Tool Works..........       209
                                               --------
Chemicals--Petroleum & Inorganic (0.4%):
        3,750   Hercules, Inc................       188
                                               --------
Computers--Main & Mini (4.0%):
        9,610   Ceridan Corp. (b)............       418
       14,660   Hewlett Packard Co...........       645
        4,375   International Business
                  Machines...................       472
        4,685   Silicon Graphics, Inc. (b)...       110
        2,140   Sun Microsystems, Inc. (b)...       117
                                               --------
                                                  1,762
                                               --------

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Computer Software (10.6%):
        2,885   Automatic Data Processing,
                  Inc........................  $    114
       17,005   Cisco Systems (b)............       880
       11,888   Computer Associates
                  International, Inc.........       605
        3,355   Computer Sciences (b)........       228
       17,770   Electronic Data Systems
                  Corp. (b)..................       940
       11,588   First Data Corp..............       899
        3,705   Microsoft Corp. (b)..........       437
       10,045   Oracle Systems Corp. (b).....       393
        5,350   Parametric Technology Corp.
                  (b)........................       223
                                               --------
                                                  4,719
                                               --------
Computers (2.0%):
        5,840   Digital Equipment (b)........       207
       14,390   Seagate Technology (b).......       696
                                               --------
                                                    903
                                               --------
Consumer Goods & Services (1.6%):
       21,715   Xilinx, Inc. (b).............       703
                                               --------
Cosmetics & Toiletries (4.1%):
        4,720   Avon Products................       208
        5,485   Colgate-Palmolive Co.........       430
       15,360   Gillette Co..................       977
        5,110   Ingersoll-Rand Co............       218
                                               --------
                                                  1,833
                                               --------
Durable Goods (0.6%):
       15,870   Coleman, Inc. (b)............       282
                                               --------
Electronics (0.6%):
        5,170   Motorola, Inc................       279
                                               --------

                                   Continued

                                      LOGO

LOGO
                                 GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Electrical Equipment (6.5%):
        5,480   AMP, Inc.....................  $    212
       10,640   Duracell International,
                  Inc........................       480
       11,860   General Electric Co..........       977
       13,275   Intel Corp...................       997
       14,810   National Semiconductor
                  Corp. (b)..................       209
                                               --------
                                                  2,875
                                               --------
Electronic Components (0.2%):
        3,245   Applied Materials, Inc.
                  (b)........................        77
                                               --------
Electronic Instruments (0.4%):
        4,220   Texas Instruments, Inc.......       183
                                               --------
Entertainment (0.8%):
        7,080   Circus Circus Enterprises,
                  Inc. (b)...................       217
        6,715   Harrah's Entertainment (b)...       148
                                               --------
                                                    365
                                               --------
Financial Services (7.2%):
       14,835   American Express Co..........       649
        5,745   Federal Home Loan Mortgage
                  Corp.......................       484
       30,635   Federal National Mortgage
                  Assoc......................       973
        1,405   Household International,
                  Inc........................       105
       10,926   Mutual Risk Management
                  Ltd........................       307
       15,935   Travelers Corp. (b)..........       673
                                               --------
                                                  3,191
                                               --------
Food & Related (1.6%):
        2,550   General Mills, Inc...........       138
        2,950   Hershey Foods................       242
        5,397   Ralston-Purina Co............       339
                                               --------
                                                    719
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Forest & Paper Products (1.1%):
        5,605   Albany International Corp.,
                  Class A....................  $    104
        1,220   Georgia Pacific Corp.........        91
        2,340   International Paper Co.......        89
        5,280   Weyerhaeuser Co..............       220
                                               --------
                                                    504
                                               --------
Healthcare--Drugs (8.1%):
        4,962   Abbott Laboratories..........       218
        3,820   American Home Products
                  Corp.......................       217
        8,501   Amgen, Inc. (b)..............       464
        7,240   Merck & Co...................       465
        9,090   Pfizer, Inc..................       635
       15,850   Pharmacia & Upjohn Co........       654
       11,240   Schering Plough Corp.........       620
        6,270   Warner-Lambert Co............       342
                                               --------
                                                  3,615
                                               --------
Healthcare--General (2.0%):
       18,230   Johnson & Johnson............       870
                                               --------
Hospital Supply & Management (0.5%):
        4,081   Columbia/HCA Healthcare
                  Corp.......................       209
                                               --------
Hotel Management & Related Services (0.4%):
        7,392   Promus Hotel Corp. (b).......       202
                                               --------
Household-General Products (0.5%):
        2,270   Proctor & Gamble Co..........       203
                                               --------
Insurance--Multiline (0.5%):
        2,547   Allstate Corp................       114
        1,400   Marsh & McLennan Cos.,
                  Inc........................       127
                                               --------
                                                    241
                                               --------

                                   Continued

                                      LOGO

LOGO
                                 GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Insurance--Property & Casualty (2.3%):
        5,955   American International Group,
                  Inc........................  $    560
        1,560   General Re Corp..............       229
        2,985   MBIA, Inc....................       226
                                               --------
                                                  1,015
                                               --------
Leisure Time Industry (2.2%):
       17,405   The Walt Disney Co...........       968
                                               --------
Machinery & Equipment (0.4%):
        5,275   Deere & Co...................       189
                                               --------
Manufacturing (1.1%):
        8,480   Service Corp.
                  International..............       468
                                               --------
Medical Equipment & Supplies (1.3%):
        6,469   Chiron Corp. (b).............       569
                                               --------
Petroleum--Internationals (2.1%):
        7,515   Amoco Corp...................       503
        5,305   Exxon Corp...................       436
                                               --------
                                                    939
                                               --------
Petroleum--Services (1.3%):
        4,835   Baker Hughes, Inc............       142
        3,655   Dresser Industries Inc.......        99
        4,520   Halliburton Co...............       236
        1,215   Schlumberger Ltd.............        97
                                               --------
                                                    574
                                               --------
Pharmaceuticals (2.0%):
       17,370   ALZA Corp., Class A (b)......       430
        4,900   Astra AB, Class A (b)........       207
        4,500   SmithKline Beecham
                  PLC-ADR....................       242
                                               --------
                                                    879
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Publishing (2.0%):
       13,535   Gannett Co., Inc.............  $    888
                                               --------
Restaurants (2.5%):
       23,720   McDonald's Corp..............     1,100
                                               --------
Retail--Food Stores (0.8%):
        9,425   Safeway, Inc. (b)............       339
                                               --------
Retail--General Merchandise (1.5%):
       11,480   Price/Costco, Inc. (b).......       235
       10,625   Sears Roebuck & Co...........       436
                                               --------
                                                    671
                                               --------
Retail--Speciality Stores (1.4%):
        8,190   Home Depot, Inc..............       414
        7,215   Toys R Us (b)................       190
                                               --------
                                                    604
                                               --------
Telecommunications (1.3%):
       12,585   Airtouch (b).................       346
        6,555   Lucent Technologies, Inc.....       243
                                               --------
                                                    589
                                               --------
Telecommunications--Equipment (0.2%):
        5,115   Network Equipment
                  Technologies (b)...........        68
                                               --------
Tobacco (2.3%):
        8,700   Phillip Morris Cos., Inc.....       910
        3,105   UST..........................       103
                                               --------
                                                  1,013
                                               --------
Toys (1.4%):
       25,040   Mattel, Inc..................       620
                                               --------
Utilities--Gas & Pipeline (0.3%):
        2,305   Tenneco, Inc.................       114
                                               --------

                                   Continued

                                      LOGO

LOGO
                                 GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996
         (Amounts in Thousands, Except for Shares or Principal Amount)

    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------  -----------------------------    ------
COMMON STOCKS, CONTINUED:
Utilities--Telephone (1.5%):
        3,550   Ameritech Corp...............  $    197
        5,260   AT&T Corp....................       274
        4,500   GTE Corp.....................       186
                                               --------
                                                    657
                                               --------
 Total Common Stocks                             43,527
                                               --------
 Total Investments, at value                     43,527
                                               --------
    SHARES OR
    PRINCIPAL             SECURITY              MARKET
     AMOUNT              DESCRIPTION             VALUE
    ---------   -----------------------------  ---------
REPURCHASE AGREEMENTS (2.0%):
    $ 899,983   C. S. First Boston Corp.,
                  5.62%, 8/1/96
                  (Collateralized by 825 U.S.
                  Treasury Bonds, 8.75%,
                  11/15/08, market
                  value--$922)...............  $    900
                                               --------
 Total Repurchase Agreements                        900
                                               --------
 Total (Cost -- $40,510)(a)                    $ 44,427
                                               ========

------------

Percentages indicated are based on net assets of $44,338.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $208 (amount in thousands). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation..........................................   $  5,175
                    Unrealized depreciation..........................................     (1,466)
                                                                                        --------
                    Net unrealized appreciation......................................   $  3,709
                                                                                         =======

(b) Represents non-income producing securities.

ADR -- American Depository Receipt
PLC -- Public Limited Company

                       See notes to financial statements.

                                      LOGO

LOGO
                        NOTES TO FINANCIAL STATEMENTS

                                 JULY 31, 1996

1. ORGANIZATION:

    The HighMark Group (the "Group") was organized on March 10, 1987 and is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

    The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. The Group presently offers shares in the Diversified Obligations Fund, the U.S. Government Obligations Fund, the 100% U.S. Treasury Obligations Fund, the California Tax-Free Fund, the Bond Fund, the Income Equity Fund, the Balanced Fund, and the Growth Fund (collectively, "the Funds" and individually, "a Fund"). Sales of shares may be made to customers of Union Bank of California, NA ("Union
    Bank of California") and to its affiliates, to all accounts of its correspondent banks, to institutional investors, and to the general public. MERUS-UCA Capital Management, ("MERUS-UCA"), a division of Union Bank of California, serves as investment adviser to the Group.

    The investment objective of the Diversified Obligations Fund, the U.S. Government Obligations Fund, and the 100% U.S. Treasury Obligations Fund is to seek current income with liquidity and stability of principal. The Diversified Obligations Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, and additionally invests in other high-quality money market instruments and other unrated instruments deemed to be of comparable high quality by the investment adviser pursuant to guidelines established by the Group's Board of Trustees. Some of the obligations and money market instruments in which the Diversified Obligations Fund invests may be subject to repurchase agreements. The U.S. Government Obligations Fund invests in obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Some of the obligations in which the U.S. Government Obligations Fund invests may be subject to repurchase agreements. The 100% U.S. Treasury Obligations Fund invests exclusively in direct U.S. Treasury obligations guaranteed as to timely payment of principal and interest by the full faith and credit of the U.S. Treasury. The California Tax-Free Fund's investment objective is to seek as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal. The California Tax-Free Fund invests primarily in bonds and notes issued by or on behalf of states (primarily, in the case of the California Tax-Free Fund, the State of California), territories and possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions ("Municipal Securities"). The investment objective of the Bond Fund is to seek current income through investments in long-term, fixed-income securities.

                                   Continued

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                                       58

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                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

    The investment objective of the Income Equity Fund is to seek investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Fund will have a high current yield and a low level of price volatility. Opportunities for long-term growth of asset value is a secondary consideration. The primary investment objective of the Balanced Fund is to seek total return. Conservation of capital is a secondary objective. The investment objective of the Growth Fund is to seek investments in equity securities that provide opportunity for long-term capital appreciation. The production of current income is an incidental objective. There can, however, be no assurance that any of the funds' investment objectives will be achieved.

    On December 1, 1990, the Diversified Obligations Fund, the U.S. Government Obligations Fund, the 100% U.S. Treasury Obligations Fund, and the California Tax-Free Fund (collectively, "the money market funds") commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively. On June 20, 1994, the Bond Fund, the Income Equity Fund, the Balanced Fund, and the Growth Fund (collectively, "the variable net asset value funds") commenced offering Investor Shares and designated existing shares as Fiduciary Shares. Investor and Fiduciary Shares represent interests in the same portfolio investments of a Fund and are identical in all respects except that Investor Shares bear the expense, if any, of the distribution fee under the Group's Distribution Plan (the "Distribution Plan"), which will cause the Investor Shares to have a higher expense ratio and to pay lower dividends than Fiduciary Shares. Investor Shares have certain exclusive voting rights with respect to the Distribution Plan.

    In addition, Investor Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectuses.

2. SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                   Continued

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                                       59

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                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

   SECURITIES VALUATION:

    Investments in the money market funds are valued at either amortized cost, which approximates market value, or at original cost, which when combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or b) maintain a dollar weighted average portfolio maturity which exceeds 90 days.

    Investments in common stocks and preferred stocks, corporate notes, commercial paper, and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value under the supervision of the Fund's Board of Trustees. The differences between cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

   SECURITIES TRANSACTIONS AND RELATED INCOME:

    Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable for the money market funds, the pro rata amortization of premium. The Funds accrete discounts of securities on the same basis for both financial reporting and federal income tax purposes, with the applicable portion of market discount recognized as ordinary income upon disposition or maturity. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   REPURCHASE AGREEMENTS:

    The Funds may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, which MERUS-UCA deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to pledge securities as collateral pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian in

                                   Continued

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                                       60

LOGO
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

    the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   DISTRIBUTIONS TO SHAREHOLDERS:

    Distributions from net investment income are declared daily and paid monthly for the money market funds. Distributions from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

    Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses for income tax purposes.

   FEDERAL INCOME TAXES:

    It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

   OTHER:

    Expenses that are directly related to one of the Funds are charged directly to that Fund and are allocated to each class of shares based on the relative net assets of each class. Other operating expenses of the Group are prorated to the Funds on the basis of relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1996 are as follows:

                                                                           PURCHASES           SALES
                                                                          ------------      ------------
         Bond Fund.....................................................   $ 12,838,463      $ 12,390,087
         Income Equity Fund............................................   $120,339,920      $104,047,894
         Balanced Fund.................................................   $ 11,733,334      $  4,060,963
         Growth Fund...................................................   $ 42,228,828      $ 27,423,180

                                   Continued

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                                       61

LOGO
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

4. CAPITAL SHARE TRANSACTIONS:

    Transactions in capital shares for the Group for the years ended July 31, 1996 and 1995 were as follows:

                                                                                               U.S. GOVERNMENT OBLIGATIONS
                                                             DIVERSIFIED OBLIGATIONS FUND                  FUND
                                                            ------------------------------    ------------------------------
                                                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                            JULY 31, 1996    JULY 31, 1995    JULY 31, 1996    JULY 31, 1995
                                                            -------------    -------------    -------------    -------------
                                                                                  Amounts in Thousands
CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares issued...............................  $ 1,099,638     $   646,263      $   712,337      $   394,176
  Dividends reinvested......................................        7,260           4,895            3,476            1,948
  Shares redeemed...........................................   (1,049,143)       (598,685)        (688,578)        (371,715)
                                                            -------------    -------------    -------------    -------------
  Change in net assets from Investor Share transactions.....  $    57,755     $    52,473      $    27,235      $    24,409
                                                            ============     ============     ============     ============
  FIDUCIARY SHARES:
  Proceeds from shares issued...............................  $   843,405     $   915,980      $ 1,221,391      $ 1,366,450
  Dividends reinvested......................................           66              20               11                2
  Shares redeemed...........................................     (869,182)       (874,436)      (1,229,676)      (1,368,823)
                                                            -------------    -------------    -------------    -------------
  Change in net assets from Fiduciary Share transactions....  $   (25,711)    $    41,564      $    (8,274)     $    (2,371)
                                                            ============     ============     ============     ============
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued....................................................    1,099,638         646,263          712,337          394,176
  Reinvested................................................        7,260           4,895            3,476            1,948
  Redeemed..................................................   (1,049,143)       (598,685)        (688,578)        (371,715)
                                                            -------------    -------------    -------------    -------------
  Change in Investor Shares.................................       57,755          52,473           27,235           24,409
                                                            ============     ============     ============     ============
  FIDUCIARY SHARES:
  Issued....................................................      843,405         915,980        1,221,391        1,366,450
  Reinvested................................................           66              20               11                2
  Redeemed..................................................     (869,182)       (874,436)      (1,229,676)      (1,368,823)
                                                            -------------    -------------    -------------    -------------
  Change in Fiduciary Shares................................      (25,711)         41,564           (8,274)          (2,371)
                                                            ============     ============     ============     ============

                                   Continued

                                      LOGO

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                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                     100% U.S. TREASURY                    CALIFORNIA
                                      OBLIGATIONS FUND                   TAX-FREE FUND
                               ------------------------------    ------------------------------
                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               JULY 31, 1996    JULY 31, 1995    JULY 31, 1996    JULY 31, 1995
                               -------------    -------------    -------------    -------------
                                                                      Amounts in Thousands
CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares
    issued.....................   $ 463,343       $ 310,873        $ 120,369        $  99,160
  Dividends reinvested.........       4,526           2,090            1,419            1,027
  Shares redeemed..............    (455,887)       (263,475)        (108,705)         (91,159)
                               -------------    -------------    -------------    -------------
  Change in net assets from
    Investor Share
    transactions...............   $  11,982       $  49,488        $  13,083        $   9,028
                               ============     ============     ============     ============
  FIDUCIARY SHARES:
  Proceeds from shares
    issued.....................   $ 541,337       $ 425,795        $ 223,524        $ 255,654
  Dividends reinvested.........          45              16                6                8
  Shares redeemed..............    (558,614)       (395,970)        (230,920)        (264,895)
                               -------------    -------------    -------------    -------------
  Change in net assets from
    Fiduciary Share
    transactions...............   $ (17,232)      $  29,841        $  (7,390)       $  (9,233)
                               ============     ============     ============     ============
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued.......................     463,343         310,873          120,369           99,160
  Reinvested...................       4,526           2,090            1,419            1,027
  Redeemed.....................    (455,887)       (263,475)        (108,705)         (91,159)
                               -------------    -------------    -------------    -------------
  Change in Investor Shares....      11,982          49,488           13,083            9,028
                               ============     ============     ============     ============
  FIDUCIARY SHARES:
  Issued.......................     541,337         425,795          223,524          255,654
  Reinvested...................          45              16                6                8
  Redeemed.....................    (558,614)       (395,970)        (230,920)        (264,895)
                               -------------    -------------    -------------    -------------
  Change in Fiduciary Shares...     (17,232)         29,841           (7,390)          (9,233)
                               ============     ============     ============     ============

                                   Continued

                                      LOGO

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                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                         BOND FUND                     INCOME EQUITY FUND
                               ------------------------------    ------------------------------
                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               JULY 31, 1996    JULY 31, 1995    JULY 31, 1996    JULY 31, 1995
                               -------------    -------------    -------------    -------------

CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares
    issued.....................   $     754       $     626        $  10,342        $   4,131
  Dividends reinvested.........          60              14              501               52
  Shares redeemed..............        (177)           (113)          (5,008)            (506)
                               -------------    -------------    -------------    -------------
  Change in net assets from
    Investor Share
    transactions...............   $     637       $     527        $   5,835        $   3,677
                               ============     ============     ============     ============
  FIDUCIARY SHARES:
  Proceeds from shares
    issued.....................   $  14,876       $  10,767        $  52,940        $  31,913
  Dividends reinvested.........       2,983           3,111           16,994           13,482
  Shares redeemed..............     (16,414)        (19,821)         (49,911)         (56,293)
                               -------------    -------------    -------------    -------------
  Change in net assets from
    Fiduciary Share
    transactions...............   $   1,445       $  (5,943)       $  20,023        $ (10,898)
                               ============     ============     ============     ============
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued.......................          71              63              721              331
  Reinvested...................           6               1               35                5
  Redeemed.....................         (17)            (11)            (344)             (40)
                               -------------    -------------    -------------    -------------
  Change in Investor Shares....          60              53              412              296
                               ============     ============     ============     ============
  FIDUCIARY SHARES:
  Issued.......................       1,421           1,074            3,719            2,625
  Reinvested...................         284             311            1,200            1,154
  Redeemed.....................      (1,563)         (1,974)          (3,529)          (4,658)
                               -------------    -------------    -------------    -------------
  Change in Fiduciary Shares...         142            (589)           1,390             (879)
                               ============     ============     ============     ============

                                   Continued

                                      LOGO

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                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                       BALANCED FUND                      GROWTH FUND
                               ------------------------------    ------------------------------
                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                               JULY 31, 1996    JULY 31, 1995    JULY 31, 1996    JULY 31, 1995
                               -------------    -------------    -------------    -------------
                                                                      Amounts in Thousands
CAPITAL TRANSACTIONS:
  INVESTOR SHARES:
  Proceeds from shares
    issued.....................   $     526       $     480        $   1,796        $   1,230
  Dividends reinvested.........          22               2              107                5
  Shares redeemed..............        (358)            (20)            (370)            (144)
                               -------------    -------------    -------------    -------------
  Change in net assets from
    Investor Share
    transactions...............   $     190       $     462        $   1,533        $   1,091
                               ============     ============     ============     ============
  FIDUCIARY SHARES:
  Proceeds from shares
    issued.....................   $  15,314       $   9,876        $  17,443        $   8,497
  Dividends reinvested.........       1,150             984            1,858              498
  Shares redeemed..............      (9,046)         (9,570)          (4,577)          (3,450)
                               -------------    -------------    -------------    -------------
  Change in net assets from
    Fiduciary Share
    transactions...............   $   7,418       $   1,290        $  14,724        $   5,545
                               ============     ============     ============     ============
SHARE TRANSACTIONS:
  INVESTOR SHARES:
  Issued.......................          46              45              143              115
  Reinvested...................           2              --                9                1
  Redeemed.....................         (31)             (2)             (29)             (13)
                               -------------    -------------    -------------    -------------
  Change in Investor Shares....          17              43              123              103
                               ============     ============     ============     ============
  FIDUCIARY SHARES:
  Issued.......................       1,321             976            1,397              836
  Reinvested...................         100              99              154               50
  Redeemed.....................        (789)           (964)            (365)            (334)
                               -------------    -------------    -------------    -------------
  Change in Fiduciary Shares...         632             111            1,186              552
                               ============     ============     ============     ============

                                   Continued

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                                       65

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                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

5. RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Group by MERUS-UCA. Under the terms of the investment advisory agreement, Union Bank of California, of which MERUS-UCA is a division, is entitled to receive fees based on a percentage of the average net assets of each of the Funds. Union Bank of California also serves as custodian, sub-transfer agent and sub-administrator for the Group.

    BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

    BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Group as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Funds. BISYS also serves as the Group's distributor. As distributor, BISYS is entitled to receive fees from the Funds for providing distribution services. For the year ended July 31, 1996, BISYS received $212,765 for commissions earned on sales of shares of the Group's variable net asset value funds, of which $23,664 was reallowed to affiliated parties. BISYS Ohio, serves the Group as transfer agent and mutual fund accountant. Transfer agent fees are computed on a sliding scale, based upon the number of shareholders.

    The Group has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which each Fund may pay the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, at a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Funds' Investor Shares. A Fund's Fiduciary Shares are not subject to the Distribution Plan or a distribution fee. The Distributor has agreed to voluntarily reduce payments to be received pursuant to the Distribution Plan with respect to a money market fund to the extent necessary to ensure that such payments do not exceed the income attributable to such Fund's shares on any day.

    The Group has also adopted a Shareholder Services Plan permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers who are Fund shareholders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of each Fund's average daily net assets.

    Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios. Such fees are permanently waived.

                                   Continued

                                      LOGO

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                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

    Information regarding these transactions is as follows for the year ended July 31, 1996: (amounts in thousands)

                                              DIVERSIFIED              U.S. GOVERNMENT          100% U.S. TREASURY
                                           OBLIGATIONS FUND           OBLIGATIONS FUND           OBLIGATIONS FUND
                                        -----------------------    -----------------------    -----------------------
INVESTMENT ADVISORY FEES:
Annual fee (percentage of
  average net assets)................    0.40% 1st $500 million     0.40% 1st $500 million     0.40% 1st $500 million
                                        0.35% next $500 million    0.35% next $500 million    0.35% next $500 million
                                                0.30% remaining            0.30% remaining            0.30% remaining
ADMINISTRATION FEES:
Annual fee (percentage of
  average net assets)................             0.20%                      0.20%                      0.20%
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary
  fee reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $ 395                      $ 179                      $ 267
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary
  fee reductions (percentage of
  average net assets)................             0.25%                      0.25%                      0.25%
Voluntary fee reductions.............            $ 932                      $ 560                      $ 711
CUSTODIAN FEES: (percentage of
  average net assets)                    0.02% (minimum $2,500)     0.02% (minimum $2,500)     0.02% (minimum $2,500)
ACCOUNTING FEES: (percentage of
  average net assets)                   0.03% (minimum $40,000)    0.03% (minimum $40,000)    0.03% (minimum $40,000)

                                   Continued

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                                       67

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                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                                                        CALIFORNIA
                                                                       TAX-FREE FUND
                                                                  -----------------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)...........................    0.40% 1st $500 million
                                                                  0.35% next $500 million
                                                                          0.30% remaining
Voluntary fee reductions.......................................            $ 266
ADMINISTRATION FEES:
Annual fee (percentage of average net assets)..................             0.20%
Voluntary fee reductions.......................................            $  77
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary fee reductions
  (percentage of average net assets)...........................             0.25%
Voluntary fee reductions.......................................            $ 122
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)...........................             0.25%
Voluntary fee reductions.......................................            $ 359
CUSTODIAN FEES: (percentage of average net assets)                 0.02% (minimum $2,500)
ACCOUNTING FEES: (percentage of average net assets)               0.03% (minimum $40,000)

                                   Continued

                                      LOGO

LOGO
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                               BOND FUND             INCOME EQUITY FUND
                                        -----------------------    -----------------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................     1.00% 1st $40 million      1.00% 1st $40 million
                                                0.60% remaining            0.60% remaining
Voluntary fee reductions.............            $ 257                      $  33
ADMINISTRATION FEES:
Annual fee (percentage of
  average net assets)................             0.20%                      0.20%
Voluntary fee reductions.............            $  43                         --
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%
Voluntary fee reductions.............            $   2                      $  20
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%
Voluntary fee reductions.............            $ 143                      $ 613
CUSTODIAN FEES: (percentage of
  average net assets)                    0.02% (minimum $2,500)     0.02% (minimum $2,500)
Voluntary fee reductions
ACCOUNTING FEES: (percentage of
  average net assets)                   0.03% (minimum $40,000)    0.03% (minimum $40,000)

                                   Continued

                                      LOGO

LOGO
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

                                             BALANCED FUND               GROWTH FUND
                                        -----------------------    -----------------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................     1.00% 1st $40 million      1.00% 1st $40 million
                                                0.60% remaining            0.60% remaining
Voluntary fee reductions.............            $ 161                      $ 182
ADMINISTRATION FEES:
Annual fee (percentage of
  average net assets)................             0.20%                      0.20%
Voluntary fee reductions.............               --                         --
DISTRIBUTION FEES (INVESTOR SHARES):
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%
Voluntary fee reductions.............            $   2                      $   5
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)................             0.25%                      0.25%
Voluntary fee reductions.............            $  82                      $  87
CUSTODIAN FEES: (percentage of
  average net assets)                    0.02% (minimum $2,500)     0.02% (minimum $2,500)
Voluntary fee reductions.............            $  29                      $  40
ACCOUNTING FEES: (percentage of
  average net assets)                   0.03% (minimum $40,000)    0.03% (minimum $40,000)
Voluntary fee reductions.............            $  19                      $  19

                                   Continued

                                      LOGO

LOGO
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

6. CONCENTRATION OF CREDIT RISK:

    The California Tax-Free Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of California, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by domestic and foreign or California economic, regional and political developments.

    At July 31, 1996, The California Tax-Free Fund had the following concentrations by industry sector (as a percentage of total investments):

                                          TAX-EXEMPT                                  CALIFORNIA
                                        INDUSTRY CLASS                               TAX-FREE FUND
             ---------------------------------------------------------------------   -------------
             Utilities -- Electric................................................        23.2%
             Housing..............................................................        22.1%
             Hospitals............................................................        20.7%
             Pollution Control....................................................        10.6%
             Governments..........................................................         8.2%
             Money Markets........................................................         7.8%
             Utilities -- Water & Sewer...........................................         4.2%
             Transportation & Shipping............................................         3.2%
                                                                                        ------
                                                                                         100.0%

7. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

    The Group designates the following eligible distributions for the dividends received deduction for corporations for the Fund's taxable year ended July 31, 1996:

                                                      INCOME        BALANCED     GROWTH
                                                    EQUITY FUND       FUND        FUND
                                                    -----------     --------     ------
             Dividend Income (in thousands)......     $ 9.943        $  549      $ 607
             Dividend Income Per Share...........     $ 0.402        $0.142      $0.107

                                   Continued

                                      LOGO

LOGO
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

8. EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

    The Group designates the following exempt-interest dividends for the Fund's taxable year ended July 31, 1996.

                                                                     CALIFORNIA
                                                                    TAX-FREE FUND
                                                                    -------------
             Exempt-interest dividends...........................      $ 5.255
             Exempt-interest dividends per share.................        0.028

    The following information indicates by state the percentage of income earned by the California Tax-Free Fund for the year ended July 31, 1996:

                                                                     CALIFORNIA
                                                                    TAX-FREE FUND
                                                                    -------------
             Alaska..............................................
             Arizona.............................................
             California..........................................       100.0%
             Colorado............................................
             Florida.............................................
             Hawaii..............................................
             Illinois............................................
             Indiana.............................................
             Kentucky............................................
             Louisiana...........................................
             Michigan............................................
             Minnesota...........................................
             Missouri............................................
             Nevada..............................................
             New Mexico..........................................
             New York............................................
             Oregon..............................................
             Pennsylvania........................................
             Rhode Island........................................
             Texas...............................................
             Utah................................................
             Virginia............................................
             Wyoming.............................................
             Other Territories...................................
                                                                       ------
                                                                        100.0%
                                                                    ==============

                                   Continued

                                      LOGO

LOGO
                   NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                 JULY 31, 1996

    For the year ended July 31, 1996, 16.9% of the income earned by the California Tax-Free Fund may be subject to the alternative minimum tax.

    For California residents, 100.0% of the income earned by the California Tax-Free Fund for the year ended July 31, 1996 is designated as tax-exempt income.

    The following information indicates by type the percentage of income earned by the 100% U.S. Treasury Obligations Fund for the year ended July 31, 1996:

                                                                                100% U.S. TREASURY
                                           TYPE                                  OBLIGATIONS FUND
             ----------------------------------------------------------------   ------------------
             Federal obligations (such as U.S. Treasury bills, notes,
               bonds)........................................................          100.0%
                                                                                ===================

    For California residents, the 100% U.S. Treasury Obligations Fund met the quarterly diversification tests for each fiscal quarter ended during the year ended July 31, 1996. In addition, for California residents, 100% of the income earned by the 100% U.S. Treasury Obligations Fund for the year ended July 31, 1996 is designated as tax-exempt income.

    Please consult your tax advisor for the proper treatment of the information reflected in Notes 7 and 8.

9. FEDERAL INCOME TAXES:

    For federal income tax purposes, the following funds have capital loss carryforwards as of July 31, 1996, which are available to offset future capital gains, if any:

                                                                               AMOUNT        EXPIRES
                                                                             ----------      -------
             Diversified Obligations Fund.................................   $  341,422        2001
                                                                                 29,246        2002
             U.S. Government Obligations Fund.............................      174,662        2001
             100% U.S. Treasury Obligations Fund..........................        6,637        2004
             California Tax-Free Fund.....................................       24,741        2002
                                                                                 22,777        2003
                                                                                 13,234        2003
             Bond Fund....................................................    2,766,351        2003
                                                                                 54,397        2004

                                      LOGO

LOGO
                         DIVERSIFIED OBLIGATIONS FUND

                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED JULY 31,
                 ----------------------------------------------------------------------------------------------------------------
                         1996                   1995                   1994                   1993                   1992
                 --------------------   --------------------   --------------------   --------------------   --------------------
                 INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
INVESTMENT
 ACTIVITIES
 Net
   investment
   income.....      0.049      0.049       0.049      0.049       0.028      0.028       0.027      0.027       0.043      0.043
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
DISTRIBUTIONS
 From net
   investment
   income.....     (0.049)    (0.049 )    (0.049)    (0.049 )    (0.028)    (0.028 )    (0.027)    (0.027 )    (0.043)    (0.043 )
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE, END OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
Total
 Return.......       5.01%      5.01%       4.99%      4.99%       2.88%      2.88%       2.75%      2.75%       4.41%      4.41%
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at
   end of
   period
   (000)......   $185,952   $244,775    $128,191   $270,476    $ 75,725   $228,934    $ 77,589   $254,034    $ 17,600   $337,485
 Ratio of
   expenses to
   average net
   assets.....       0.75%      0.75%       0.74%      0.74%       0.74%      0.74%       0.72%      0.72%       0.72%      0.72%
 Ratio of net
   investment
   income to
   average net
   assets.....       4.89%      4.91%       4.92%      4.88%       2.83%      2.83%       2.72%      2.72%       4.34%      4.34%
 Ratio of
   expenses to
   average net
   assets*....       1.23%      0.99%       1.23%      0.98%       1.14%      0.89%       0.79%      0.73%       0.97%      0.72%
 Ratio of net
   investment
   income to
   average net
   assets*....       4.41%      4.67%       4.43%      4.64%       2.42%      2.67%       2.65%      2.71%       4.09%      4.34%

---------------

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO

LOGO
                       U.S. GOVERNMENT OBLIGATIONS FUND

                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED JULY 31,
                 ----------------------------------------------------------------------------------------------------------------
                         1996                   1995                   1994                   1993                   1992
                 --------------------   --------------------   --------------------   --------------------   --------------------
                 INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
INVESTMENT
 ACTIVITIES
 Net
   investment
   income.....      0.048      0.048       0.048      0.048       0.027      0.027       0.027      0.027       0.042      0.042
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
DISTRIBUTIONS
 From net
   investment
   income.....     (0.048)    (0.048 )    (0.048)    (0.048 )    (0.027)    (0.027 )    (0.027)    (0.027 )    (0.042)    (0.042 )
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE, END OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
Total
 Return.......       4.86%      4.88%       4.86%      4.87%       2.74%      2.74%       2.72%      2.72%       4.25%      4.25%
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at
   end of
   period
   (000)......   $ 75,714   $151,483    $ 48,474   $159,747    $ 24,055   $162,094    $ 37,332   $166,182    $ 12,527   $ 94,252
 Ratio of
   expenses to
   average net
   assets.....       0.79%      0.77%       0.78%      0.78%       0.77%      0.78%       0.71%      0.71%       0.73%      0.73%
 Ratio of net
   investment
   income to
   average net
   assets.....       4.77%      4.76%       4.82%      4.76%       2.63%      2.70%       2.67%      2.67%       4.15%      4.15%
 Ratio of
   expenses to
   average net
   assets*....       1.26%      1.00%       1.27%      1.02%       1.17%      0.94%       0.79%      0.74%       0.99%      0.74%
 Ratio of net
   investment
   income to
   average net
   assets*....       4.30%      4.53%       4.33%      4.52%       2.23%      2.54%       2.59%      2.65%       3.89%      4.14%

---------------

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO

LOGO
                     100% U.S. TREASURY OBLIGATIONS FUND

                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED JULY 31,
                 ----------------------------------------------------------------------------------------------------------------
                         1996                   1995                   1994                   1993                   1992
                 --------------------   --------------------   --------------------   --------------------   --------------------
                 INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
INVESTMENT
 ACTIVITIES
 Net
   investment
   income.....      0.046      0.046       0.046      0.046       0.026      0.026       0.026      0.026       0.040      0.040
 Net realized
   and
   unrealized
   gains on
investments...         --         --          --         --          --         --          --         --       0.001      0.001
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
   Total from
    Investment
  Activities..      0.046      0.046       0.046      0.046       0.026      0.026       0.026      0.026       0.041      0.041
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
DISTRIBUTIONS
 From net
   investment
   income.....     (0.046)    (0.046 )    (0.046)    (0.046 )    (0.026)    (0.026 )    (0.026)    (0.026 )    (0.040)    (0.040 )
 From net
   investment
   income.....         --         --          --         --          --         --          --         --      (0.001)    (0.001 )
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
   Total
   Distributions...   (0.046)   (0.046 )   (0.046)   (0.046 )    (0.026)    (0.026 )    (0.026)    (0.026 )    (0.041)    (0.041 )
                 ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
NET ASSET
 VALUE, END OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
Total
 Return.......       4.74%      4.74%       4.69%      4.69%       2.68%      2.68%       2.64%      2.64%       4.18%      4.18%
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at
   end of
   period
   (000)......   $100,623   $173,340    $ 88,660   $190,604    $ 39,157   $160,721    $ 32,629   $191,946    $ 11,551   $219,451
 Ratio of
   expenses to
   average net
   assets.....       0.74%      0.74%       0.73%      0.73%       0.74%      0.74%       0.67%      0.67%       0.65%      0.65%
 Ratio of net
   investment
   income to
   average net
   assets.....       4.64%      4.64%       4.68%      4.60%       2.68%      2.63%       2.60%      2.60%       3.99%      3.99%
 Ratio of
   expenses to
   average net
   assets*....       1.23%      0.97%       1.22%      0.97%       1.15%      0.90%       0.75%      0.72%       0.97%      0.72%
 Ratio of net
   investment
   income to
   average net
   assets*....       4.15%      4.41%       4.19%      4.36%       2.27%      2.48%       2.52%      2.55%       3.67%      3.92%

---------------

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO

LOGO
                           CALIFORNIA TAX-FREE FUND

                              FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED JULY 31,
                 ----------------------------------------------------------------------------------------------------------------
                         1996                   1995                   1994                   1993                   1992
                 --------------------   --------------------   --------------------   --------------------   --------------------
                 INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
INVESTMENT
 ACTIVITIES
 Net
   investment
   income.....      0.029      0.029       0.031      0.031       0.020      0.020       0.021      0.021       0.032      0.032
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
DISTRIBUTIONS
 From net
   investment
   income.....     (0.029)    (0.029 )    (0.031)    (0.031 )    (0.020)    (0.020 )    (0.021)    (0.021 )    (0.032)    (0.032 )
                 --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------   ---------
NET ASSET
 VALUE, END OF
 PERIOD.......   $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00    $   1.00   $   1.00
                 ========== =========== ========== =========== ========== =========== ========== =========== ========== ===========
Total
 Return.......       2.91%      2.91%       3.16%      3.16%       1.99%      1.99%       2.13%      2.13%       3.20%      3.20%
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at
   end of
   period
   (000)......   $ 53,627   $ 98,352    $ 40,544   $105,742    $ 31,521   $114,993    $ 44,410   $142,939    $  4,609   $116,062
 Ratio of
   expenses to
   average net
   assets.....       0.55%      0.55%       0.50%      0.50%       0.50%      0.50%       0.44%      0.44%       0.54%      0.54%
 Ratio of net
   investment
   income to
   average net
   assets.....       2.89%      2.88%       3.14%      3.11%       1.96%      1.96%       2.08%      2.08%       3.15%      3.15%
 Ratio of
   expenses to
   average net
   assets*....       1.25%      1.00%       1.26%      1.01%       1.18%      0.93%       0.79%      0.73%       0.99%      0.74%
 Ratio of net
   investment
   income to
   average net
   assets*....       2.19%      2.43%       2.38%      2.60%       1.28%      1.53%       1.73%      1.78%       2.70%      2.95%

---------------

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO

LOGO
                                  BOND FUND

                              FINANCIAL HIGHLIGHTS

                                                                                  JUNE 20,        YEAR
                                                                                  1994 TO         ENDED
                                 YEAR ENDED                 YEAR ENDED            JULY 31,      JULY 31,      YEAR ENDED JULY 31,
                               JULY 31, 1996              JULY 31, 1995          1994(A)(B)      1994(B)
                           ----------------------     ----------------------     ----------     ---------     -------------------
                           INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY      INVESTOR      FIDUCIARY      1993        1992
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $10.29       $ 10.38       $10.04       $ 10.11        $10.12        $ 11.13      $ 11.02     $ 10.29
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
INVESTMENT ACTIVITIES
 Net investment
   income...............      0.69          0.66         0.66          0.64          0.07           0.63         0.70        0.67
 Net realized and
   unrealized gains
   (losses) on
   investments..........     (0.18)        (0.16)        0.23          0.27         (0.05)         (0.97)        0.35        0.77
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
   Total from Investment
     Activities.........      0.51          0.50         0.89          0.91          0.02          (0.34)        1.05        1.44
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
DISTRIBUTIONS
 From net investment
   income...............     (0.65)        (0.65)       (0.64)        (0.64)        (0.10)         (0.63)       (0.70)      (0.67)
 From net realized
   gains................        --            --           --            --            --          (0.01)       (0.24)      (0.04)
 In excess of net
   realized gains.......        --            --           --            --            --          (0.04)          --          --
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
   Total
     Distributions......     (0.65)        (0.65)       (0.64)        (0.64)        (0.10)         (0.68)       (0.94)      (0.71)
                           --------     ---------     --------     ---------     ----------     ---------     -------     -------
NET ASSET VALUE, END OF
 PERIOD.................    $10.15       $ 10.23       $10.29       $ 10.38        $10.04        $ 10.11      $ 11.13     $ 11.02
                           =========    ===========   =========    ===========   =============== ===========  ========    ========
Total Return (excludes
 sales charges).........      4.95%         4.81%        9.29%         9.43%        (3.81)%(c)     (3.14)%      10.07%      14.43%
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
   period (000).........    $1,157       $60,374       $  558       $59,758        $    7        $64,185      $33,279     $21,651
 Ratio of expenses to
   average net assets...      0.89%         0.89%        0.92%         0.92%         0.99%(d)       0.86%        0.93%       0.91%
 Ratio of net investment
   income to average net
   assets...............      6.10%         6.10%        6.29%         6.35%         5.77%(d)       6.11%        6.41%       6.23%
 Ratio of expenses to
   average net
   assets*..............      1.85%         1.61%        1.89%         1.64%         2.96%(d)       1.37%        1.55%       1.55%
 Ratio of net investment
   income to average net
   assets*..............      5.14%         5.38%        5.32%         5.62%         3.80%(d)       5.60%        5.79%       5.59%
 Portfolio turnover.....     20.65%(e)     20.88%(e)    36.20%(e)     36.20%(e)     44.33%(e)      44.33%(e)    58.81%      79.56%

---------------

(a)  Period from commencement of operations.
(b)  On June 20, 1994, the Bond Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(c)  Represents total return for the Fiduciary shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(d)  Annualized.
(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
     *During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO

LOGO
                              INCOME EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                                                                                 JUNE 20,        YEAR
                                                                                 1994 TO         ENDED
                               YEAR ENDED                  YEAR ENDED            JULY 31,      JULY 31,      YEAR ENDED JULY 31,
                              JULY 31, 1996              JULY 31, 1995          1994(A)(B)      1994(B)
                         -----------------------     ----------------------     ----------     ---------     --------------------
                         INVESTOR      FIDUCIARY     INVESTOR     FIDUCIARY      INVESTOR      FIDUCIARY       1993        1992
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...............   $ 13.03       $  13.00       $11.92      $  11.92        $11.85       $  12.13      $  11.42     $ 10.22
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
INVESTMENT ACTIVITIES
 Net investment
   income.............      0.42           0.42         0.42          0.44          0.04           0.39          0.38        0.40
 Net realized and
   unrealized gains on
   investments........      1.92           1.93         1.55          1.50          0.08           0.12          0.71        1.20
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
   Total from
     Investment
     Activities.......      2.34           2.35         1.97          1.94          0.12           0.51          1.09        1.60
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
DISTRIBUTIONS
 From net investment
   income.............     (0.42 )        (0.42 )      (0.44)        (0.44 )       (0.05)         (0.39 )       (0.38)      (0.40)
 From net realized
   gains..............     (0.66 )        (0.66 )      (0.42)        (0.42 )          --          (0.33 )          --          --
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
   Total
     Distributions....     (1.08 )        (1.08 )      (0.86)        (0.86 )       (0.05)         (0.72 )       (0.38)      (0.40)
                         --------      ---------     --------     ---------     ----------     ---------     --------     -------
NET ASSET VALUE, END
 OF PERIOD............   $ 14.29       $  14.27       $13.03      $  13.00        $11.92       $  11.92      $  12.13     $ 11.42
                         =========     ===========   =========    ===========   =============== ===========  ==========   ========
Total Return (excludes
 sales charges).......     18.21 %        18.25 %      17.52%        17.26 %        4.23%(c)       4.23 %        9.75%      16.04%
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
   period (000).......   $10,143       $262,660       $3,881      $221,325        $   24       $213,328      $104,840     $74,478
 Ratio of expenses to
   average net
   assets.............      1.03 %         1.03 %       1.06%         1.06 %        1.10%(d)       1.06 %        1.15%       1.16%
 Ratio of net
   investment income
   to average net
   assets.............      2.89 %         2.95 %       3.06%         3.59 %        0.93%(d)       3.29 %        3.27%       3.76%
 Ratio of expenses to
   average net
   assets*............      1.51 %         1.27 %       1.55%         1.30 %        1.33%(d)       1.10 %        1.21%       1.29%
 Ratio of net
   investment income
   to average net
   assets*............      2.41 %         2.71 %       2.57%         3.34 %        0.71%(d)       3.24 %        3.22%       3.64%
 Portfolio turnover...     41.51 %(e)     41.51 %(e)   36.64%(e)     36.64 %(e)    33.82%(e)      33.82 %(e)    29.58%      23.05%

---------------

(a)  Period from commencement of operations.
(b)  On June 20, 1994, the Income Equity Fund commenced offering Investor Shares and designated existing shares as Fiduciary
     Shares.
(c)  Represents total return for the Fiduciary Shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(d)  Annualized.
(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
     *During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO

LOGO
                                BALANCED FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                      JUNE 20,       NOVEMBER 14,
                                                                                                       1994 TO         1993 TO
                                                      YEAR ENDED                 YEAR ENDED           JULY 31,         JULY 31,
                                                    JULY 31, 1996              JULY 31, 1995           1994(A)         1994(A)
                                                ----------------------     ----------------------     ---------      ------------
                                                INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY     INVESTOR        FIDUCIARY
                                                --------     ---------     --------     ---------     ---------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $10.79       $ 10.85       $ 9.71       $  9.76       $  9.71         $  10.00
                                                --------     ---------     --------     ---------     ---------      ------------
INVESTMENT ACTIVITIES
 Net investment income.......................      0.40          0.40         0.43          0.39            --             0.26
 Net realized and unrealized gains (losses)
   on investments............................      0.77          0.79         1.04          1.09          0.06            (0.24)
                                                --------     ---------     --------     ---------     ---------      ------------
   Total from Investment Activities..........      1.17          1.19         1.47          1.48          0.06             0.02
                                                --------     ---------     --------     ---------     ---------      ------------
DISTRIBUTIONS
 From net investment income..................     (0.40)        (0.40)       (0.39)        (0.39)        (0.06)           (0.26)
                                                --------     ---------     --------     ---------     ---------      ------------
NET ASSET VALUE, END OF PERIOD...............    $11.56       $ 11.64       $10.79       $ 10.85       $  9.71         $   9.76(e)
                                                =========    ===========   =========    ===========   ==========     ============
Total Return (excludes sales charges)........     10.94%        11.06%       15.60%        15.62%        (0.25)%(b)       (0.26)%(e)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)...........    $  694       $39,502       $  467       $29,961            --         $ 25,851
 Ratio of expenses to average net assets.....      0.94%         0.94%        0.90%         0.89%           --             0.87%(c)
 Ratio of net investment income to average
   net assets................................      3.48%         3.49%        3.78%         3.93%           --             3.77%(c)
 Ratio of expenses to average net assets*....      2.03%         1.78%        2.05%         1.80%           --             1.79%(c)
 Ratio of net investment income to average
   net assets*...............................      2.39%         2.65%        2.63%         3.02%           --             2.85%(c)
 Portfolio turnover (d)......................     12.84%        12.84%       20.70%        20.70%        44.14%           44.14%

---------------

(a)  Period from commencement of operations. On June 20, 1994, the Balanced Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(b)  Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(c)  Annualized.
(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Not annualized.
     *During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO

LOGO
                                 GROWTH FUND

                              FINANCIAL HIGHLIGHTS

                                                                                                      JUNE 20,       NOVEMBER 18,
                                                                                                       1994 TO         1993 TO
                                                      YEAR ENDED                 YEAR ENDED           JULY 31,         JULY 31,
                                                    JULY 31, 1996              JULY 31, 1995           1994(A)         1994(A)
                                                ----------------------     ----------------------     ---------      ------------
                                                INVESTOR     FIDUCIARY     INVESTOR     FIDUCIARY     INVESTOR        FIDUCIARY
                                                --------     ---------     --------     ---------     ---------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $11.87       $ 11.87       $ 9.77       $  9.76       $  9.74         $  10.00
                                                --------     ---------     --------     ---------     ---------      ------------
INVESTMENT ACTIVITIES
 Net investment income.......................      0.11          0.12         0.15          0.15            --             0.05
 Net realized and unrealized gains (losses)
   on investments............................      1.38          1.35         2.25          2.26          0.04            (0.24)
                                                --------     ---------     --------     ---------     ---------      ------------
   Total from Investment Activities..........      1.49          1.47         2.40          2.41          0.04            (0.19)
                                                --------     ---------     --------     ---------     ---------      ------------
DISTRIBUTIONS
 From net investment income..................     (0.12)        (0.12)       (0.15)        (0.15)        (0.01)           (0.05)
 From net realized gains.....................     (0.64)        (0.64)       (0.15)        (0.15)           --               --
                                                --------     ---------     --------     ---------     ---------      ------------
   Total Distributions.......................     (0.76)        (0.76)       (0.30)        (0.30)        (0.01)           (0.05)
                                                --------     ---------     --------     ---------     ---------      ------------
NET ASSET VALUE, END OF PERIOD...............    $12.60       $ 12.58        11.87       $ 11.87       $  9.77         $   9.76
                                                =========    ===========   =========    ===========   ==========     ============
Total Return (excludes sales charges)........     12.88%        12.72%       25.10%        25.23%        (1.77)%(b)       (1.87)%(e)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)...........    $2,843       $41,495       $1,218       $25,096            --         $ 15,254
 Ratio of expenses to average net assets.....      0.93%         0.93%        0.84%         0.79%           --             0.77%(c)
 Ratio of net investment income to average
   net assets................................      0.96%         0.98%        1.17%         1.40%           --             0.86%(c)
 Ratio of expenses to average net assets*....      1.91%         1.67%        2.11%         1.92%           --             2.61%(c)
 Ratio of net investment income (loss) to
   average net assets*.......................     (0.02)%        0.23%       (0.10)%        0.26%           --            (0.98)%(c)
 Portfolio turnover (d)......................     78.58%        78.58%       67.91%        67.91%       123.26%          123.26%

---------------

(a)  Period from commencement of operations. On June 20, 1994, the Growth Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(b)  Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(c)  Annualized.
(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Not annualized.
     *During the period, certain fees were voluntarily reduced. In addition, certain expenses were reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

                                      LOGO
                                       81